Filed Pursuant to Rule 497
Registration Statement No. 333-132515
PROSPECTUS SUPPLEMENT
(To Prospectus dated April 27, 2006)
3,325,000 Shares
Common Stock
         We are offering 3,325,000 shares of our common stock, par value $0.0001 per share. We will receive all of the net proceeds from the sale of our common stock.
      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The last reported sale price for our common stock on March 5, 2007, was $30.05 per share. We sold the shares of common stock for $28.32 per share, which is an approximate 5.75% discount off the last reported sale price on March 5, 2007.
      Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006, or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The information on this website is not incorporated by reference into this prospectus supplement and the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.
      Before buying any of these shares of our common stock, you should review the information, including the risk of leverage, set forth under “Risk Factors” on page S-21 of the accompanying prospectus supplement.
      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$29.25	$97,256,250
Underwriting discount	$0.93	$3,092,250
Proceeds, before expenses, to us(1)	$28.32	$94,164,000

(1)	Expenses payable by us are estimated to be approximately $380,000.
      The underwriters may also purchase from us up to an additional 498,750 shares of our common stock at the public offering price less the underwriting discount, to cover over-allotments, if any, within 30 days of the date of this prospectus supplement.
      The underwriters are offering the shares of our common stock as described in “Underwriting.” Delivery of the shares will be made on or about March 9, 2007.

Deutsche Bank Securities

The date of this prospectus supplement is March 5, 2007

      You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition and results of operations may have changed since those dates. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or additional to the information in that prospectus.

TABLE OF CONTENTS
Prospectus Supplement

ABOUT THIS PROSPECTUS
      In this prospectus supplement and the accompanying prospectus, unless otherwise indicated, “Allied Capital,” “Company,” “we,” “us” or “our” refers to Allied Capital Corporation and its subsidiaries.
      Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” in this prospectus supplement and the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

(i)

FEES AND EXPENSES
      This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	3.2%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	5.2%
Interest payments on borrowed funds(5)	3.5%

Total annual expenses(6)(7)	8.7%

(1)	Represents the underwriting discounts or commissions with respect to the shares sold by us in this offering.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus.

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities), which at December 31, 2006, was $2.8 billion.

(4)	“Operating expenses” represent our operating expenses for the year ended December 31, 2006, excluding interest on indebtedness. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.

(5)	“Interest payments on borrowed funds” represents our interest expense for the year ended December 31, 2006. We had outstanding borrowings of $1.9 billion at December 31, 2006. See “Risk Factors” in this prospectus supplement.

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 5.1% of consolidated total assets.

(7)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.
Example
      The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$117	$289	$460	$886
      Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value.
The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

USE OF PROCEEDS
      We estimate that our net proceeds from the sale of the 3,325,000 shares of common stock we are offering will be approximately $93.8 million and approximately $107.9 million, if the underwriters’ over-allotment option is exercised in full, and after deducting the underwriting discount and estimated offering expenses payable by us.
      We expect to use the net proceeds from this offering to reduce borrowings under our revolving line of credit, to invest in debt or equity securities in primarily privately negotiated transactions, and for other general corporate purposes. Amounts repaid under our revolving line of credit will remain available for future borrowings. At March 5, 2007, the interest rate on our revolving line of credit was approximately 6.4% and there was approximately $185.8 million outstanding. This revolving line of credit expires on September 30, 2008.

UNDERWRITING
      Subject to the terms and conditions set forth in our underwriting agreement, we are offering the shares of our common stock described in this prospectus supplement through Deutsche Bank Securities Inc., the underwriter. The underwriter has agreed to purchase and we have agreed to sell to the underwriter, all of the shares offered by this prospectus supplement.
      The underwriting agreement provides that the obligation of the underwriter to purchase the shares of common stock offered hereby is subject to certain conditions precedent and that the underwriter will purchase all of the shares of common stock offered by this prospectus supplement, other than those covered by the over-allotment option described below, if any of these shares are purchased.
      The underwriter proposes to offer the shares of common stock to the public at the public offering price set forth on the cover of this prospectus supplement. If all the shares are not sold at the public offering price, the underwriter may change the offering price.
      The underwriter has the option to purchase up to 498,750 additional shares of common stock from us at the same price it is paying for the 3,325,000 shares offered hereby. The underwriter may purchase additional shares only to cover over-allotments made in connection with this offering and only within 30 days after the date of this prospectus supplement. The underwriter will offer any additional shares that it purchases on the terms described in the preceding section.
      The underwriting discount per share is equal to the public offering price per share of common stock less the amount paid by the underwriter to us per share of common stock. These amounts are shown assuming either no exercise or full exercise by the underwriter of the underwriter’s over-allotment option:

		Total Fees

		Without Exercise
		of Over-Allotment	With Full Exercise of
	Fee Per Share	Option	Over-Allotment Option

Underwriting Discount	$0.93	$3,092,250	$3,556,088
      We estimate that the total expenses of this offering, which will be paid by us, excluding the underwriting discount, will be approximately $380,000.
      We have agreed to indemnify the underwriter against some specified types of liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriter may be required to make in respect of these liabilities.
      We and certain of our executive officers have agreed not to offer, sell, contract to sell or otherwise dispose of, or to engage in certain hedging and derivative transactions with respect to, our common stock for a period of, in our case, 15 days and, in the case of certain of our executive officers, 30 days after the date of this prospectus supplement, without first obtaining the written consent of Deutsche Bank Securities Inc., except in limited circumstances, including our additional issuance of equity securities through privately negotiated transactions that may or may not involve an underwriter, whether or not registered with the SEC, aggregating not more than $75 million, and the additional issuance of equity securities in exchange for the cancellation of vested “in-the-money” stock options in connection with the option cancellation payments (see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement). This consent may be given at any time without public notice.
      The underwriter does not intend to confirm sales to any account over which they exercise discretionary authority.
      In connection with this offering, the underwriter may purchase and sell shares of our common stock in the open market. These transactions may include stabilizing transactions, short sales and purchases to cover positions created by short sales and stabilizing transactions.

      Short sales involve the sale by the underwriter of a greater number of shares than it is required to purchase in this offering. Covered short sales are sales made in an amount not greater than the underwriter’s over-allotment option to purchase additional shares in this offering. The underwriter may close out any covered short position by either exercising its over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriter will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.
      Naked short sales are sales in excess of the over-allotment option. The underwriter must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriter is concerned there may be downward pressure on the price of shares in the open market prior to the completion of this offering.
      Stabilizing transactions consist of various bids for or purchases of our common stock made by the underwriter in the open market prior to the completion of this offering.
      Purchases to cover a short position and stabilizing transactions may have the effect of preventing or slowing a decline in the market price of our common stock. Additionally, these purchases may stabilize, maintain or otherwise affect the market price for our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.
      In the ordinary course of business, the underwriter or its affiliates have engaged and may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, us and our affiliates, for which they have received or may receive customary fees and expenses. Affiliates of Deutsche Bank Securities Inc. are members of the lending syndicate for our unsecured revolving line of credit and may receive proceeds of this offering by reason of the repayment of amounts outstanding thereunder.
      This offering is being conducted in compliance with Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc.
      The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, 44th Floor, New York, NY 10005.
LEGAL MATTERS
      Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriter by Fried, Frank, Harris, Shriver & Jacobson LLP, Washington D.C.

BUSINESS
General
      We are a business development company, or BDC, in the private equity business and we are internally managed. Specifically, we provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We believe that we are well positioned to be a source of capital for such companies. We provide our investors the opportunity to participate in the U.S. private equity industry through an investment in our publicly traded stock.
      We have participated in the private equity business since we were founded in 1958. Since then through December 31, 2006, we have invested more than $11 billion in thousands of companies nationwide. We primarily invest in the American entrepreneurial economy, helping to build middle market businesses and support American jobs. We generally invest in established companies with adequate cash flow for debt service and well positioned for growth. We are not venture capitalists, and we generally do not provide seed, or early stage, capital. At December 31, 2006, our private finance portfolio included investments in 145 companies that generate aggregate annual revenues of over $13 billion and employ more than 90,000 people.
      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we primarily invest in debt and equity securities of private companies in a variety of industries. However, from time to time, we may invest in companies that are public but lack access to additional public capital.
Private Equity Investing
      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.
      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. These investments are generally long-term in nature and privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.
      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities and public debt instruments, because of the increased liquidity risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, portfolio monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these disciplines.
      We have focused on investments in the debt and equity of primarily private middle market companies because they can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, consulting, diligence, structuring or other fees. We may also enhance our total return with capital gains realized from investments in equity instruments or from equity features, such as nominal cost warrants. For the years 1998 through 2006, we have realized

$1.1 billion in cumulative net realized gains from our investment portfolio. Net realized gains for this period as a percentage of total assets are shown in the chart below.
      One measure of the performance of a private equity investor is the internal rate of return generated by the investor’s portfolio. Since our merger on December 31, 1997, through December 31, 2006, our combined aggregate cash flow internal rate of return, or IRR, has been approximately 22% for private finance and CMBS/CDO investments exited during this period. The IRR is calculated using the aggregate portfolio cash flow for all investments exited over this period. For investments exited during this period, we invested capital totaling $3.9 billion. The weighted average holding period of these investments was 36 months. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an equity investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. The aggregate cash flow IRR for private finance investments was approximately 21% and for CMBS/CDO investments was approximately 24% for the same period. The weighted average holding period of the private finance and CMBS/CDO investments was 48 months and 22 months, respectively, for the same period. These IRR results represent historical results. Historical results are not necessarily indicative of future results.
      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to be patient and to manage through difficult market conditions with less risk of liquidity issues. Under the Investment Company Act of 1940 (the 1940 Act), we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our capital structure, which includes a modest level of long-term leverage, is well suited for long-term illiquid investments.
      In general, we compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, hedge funds, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, we primarily compete with other providers of long-term debt and equity capital to middle market companies, including private equity funds and other business development companies.
      We are internally managed, led by an experienced management team with our senior officers and managing directors possessing, on average, 21 years of experience. At December 31, 2006, we had 170 employees focused on transaction sourcing, origination and execution, portfolio monitoring, accounting, valuation and other operational and administrative activities. We are headquartered in Washington, DC, with offices in New York, NY, Chicago, IL, and Los Angeles, CA and have a centralized approval process.
      Private Finance Portfolio. Our private finance portfolio is primarily composed of debt and equity securities. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. These investments are also generally illiquid.
      Our capital is generally used to fund:

• Buyouts	• Recapitalizations
• Acquisitions	• Note purchases
• Growth	• Other types of financings
      When assessing a prospective private finance investment, we generally look for companies in less cyclical industries in the middle market (i.e., generally $50 million to $500 million in revenues) with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet
      We generally invest in companies in the following industries:

• Business Services	• Industrial Products
• Consumer Products	• Consumer Services
• Financial Services
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Our strategy is to manage risk in these investments through the structure and terms of our debt and equity investments. It is our preference to structure our investments with a focus on current recurring interest and other income, which may include management, consulting or other fees. We generally target debt investments of $10 million to $150 million and buyout investments of up to $300 million of invested capital.
      Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. We may make equity investments for a minority equity stake in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with our debt investments. We generally target a minimum weighted average portfolio yield of 10% on the debt investments in our private finance portfolio.
      Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to us monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. However, unitranche instruments generally allow for principal to be repaid at a slower rate than would generally be allowed under a more traditional senior loan/

subordinated debt structure. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to us quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to us quarterly.
      We may underwrite or arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. When we underwrite or arrange senior loans, we may earn a fee for such activities. Senior loans originated and underwritten by us may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, or funds managed by Callidus. After completion of the sale process, we may or may not retain a position in these senior loans. We may also invest in the bonds or preferred shares/income notes of collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs), where the underlying collateral pool consists of senior loans. Certain of the CLOs and CDOs in which we invest may be managed by Callidus Capital Management, a subsidiary of Callidus.
      In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If we invest in non-voting equity in a buyout investment, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. We generally structure our buyout investments such that we seek to earn a blended current return on our total capital invested of approximately 10% through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management, consulting, or transaction services fees to compensate us for the managerial assistance that we may provide to the portfolio company. As a result of our significant equity investment in a buyout investment there is potential to realize larger capital gains through buyout investing as compared to debt or mezzanine investing.
      The structure of each debt and equity security is specifically negotiated to enable us to protect our investment, with a focus on preservation of capital, and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our senior loans and unitranche debt are generally secured, however in a liquidation scenario, the collateral, if any, may not be sufficient to support our outstanding investment. Our junior or mezzanine loans are generally unsecured. Our investments may be subject to certain restrictions on resale and generally have no established trading market.
      At December 31, 2006, 72.8% of the private finance portfolio at value consisted of loans and debt securities and 27.2% consisted of equity securities (equity securities included 27.6% in investment cost basis and 0.4% in net unrealized depreciation). At December 31, 2006, 86% of our private finance loans and debt securities carried a fixed rate of interest and 14% carried a floating rate of interest. The mix of fixed and variable rate loans and debt securities in the portfolio may vary depending on the level of floating rate senior loans or unitranche debt in the portfolio at a given time. The weighted average yield on our private finance loans and debt securities was 11.9% at December 31, 2006.
      At December 31, 2006, 34.0% of the private finance investments at value were in companies more than 25% owned, 10.3% were in companies 5% to 25% owned, and 55.7% were in companies less than 5% owned.

      Our ten largest investments at value at December 31, 2006, were as follows:

		At December 31, 2006
($ in millions)
			Unrealized
Portfolio			Appreciation		Percentage of
Company	Company Information	Cost	(Depreciation)	Value	Total Assets

Mercury Air Centers, Inc. (1)	Owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community.	$84.3	$159.9	$244.2	5.0%

Business Loan Express, LLC(1)	Originates, sells, and services primarily real estate secured loans, generally for businesses with financing needs of up to $5.0 million. Provides primarily real estate secured conventional small business loans, SBA 7(a) loans, and small investment real estate loans.	$295.3	$(84.6)	$210.7	4.3%

EarthColor, Inc.	Commercial printer focused on providing a one-stop printing solution of electronic pre-press, printing and finishing primarily for promotional products such as direct mail pieces, brochures, product information and free standing inserts.	$195.0	$—	$195.0	4.0%

Norwesco, Inc.	Designs, manufactures and markets a broad assortment of polyethylene tanks primarily to the agricultural and septic tank markets.	$120.5	$45.0	$165.5	3.4%

Advantage Sales & Marketing, Inc.(2)	Sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry.	$151.6	$11.0	$162.6	3.3%

BenefitMall, Inc.	Insurance general agency providing brokers with products, tools, and services that make selling employee benefits to small businesses more efficient.	$155.2	$(2.0)	$153.2	3.1%

Financial Pacific Company	Specialized commercial finance company that leases business-essential equipment to small businesses nationwide.	$96.5	$56.0	$152.5	3.1%

Driven Brands, Inc.	Business format franchisor in the car care sector of the automotive aftermarket industry and in the general car care services with approximately 1,100 locations worldwide operating primarily under the Meineke Car Care Centers ® and Econo Lube N’ Tune® brands.	$149.1	$(9.8)	$139.3	2.9%

Huddle House, Inc.	Franchisor of value-priced, full service family dining restaurants primarily in the Southeast.	$119.8	$—	$119.8	2.5%

Hot Stuff Foods, LLC(3)	Provider of foodservice programs predominately to convenience stores. Manufactures and distributes branded food products for on-site preparation and sale through in-store Hot Stuff branded kitchens and “grab and go” service points.	$185.6	$(68.4)	$117.2	2.4%

(1)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(2)	On March 29, 2006, we sold our majority equity interest in Advantage. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(3)	In the first quarter of 2007, we exercised our option to acquire a majority of the voting securities of Hot Stuff Foods, LLC at fair market value.

     We monitor the portfolio to maintain diversity within the industries in which we invest. We may or may not concentrate in any industry or group of industries in the future. The industry composition of the private finance portfolio at value at December 31, 2006 and 2005, was as follows:

	2006	2005

Industry
Business services	39%	42%
Consumer products	20	14
Financial services	9	14
Industrial products	9	10
Consumer services	6	6
Retail	6	3
Healthcare services	3	2
Energy services	2	2
Other(1)	6	7

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds, which represented 3% of the private finance portfolio at value at both December 31, 2006 and 2005. These funds invest in senior debt representing a variety of industries.
     Commercial Real Estate Finance Portfolio. Since 1998, our commercial real estate investments were generally in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS, and in the bonds and preferred shares of collateralized debt obligations, also known as CDOs. On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments to affiliates of Caisse de dépôt et placement du Québec (the Caisse). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement, under which we have agreed not to primarily invest in CMBS and real estate related CDOs and refrain from certain other real estate related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding our existing portfolio and related activities.
      At December 31, 2006, our commercial real estate finance portfolio consisted of commercial mortgage loans, real estate owned and equity interests, which totaled $118.2 million at value.
Business Processes
      Business Development and New Deal Origination. Over the years, we believe we have developed and maintained a strong industry reputation and an extensive network of relationships. We have a team of business development professionals dedicated to sourcing deals through our relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants through whom we source investment opportunities. Through these relationships, we believe we have been able to strengthen our position as a private equity investor. We are well known in the private equity industry, and we believe that our experience and reputation provide a competitive advantage in originating new investments.
      We believe that our debt portfolio relationships and sponsor relationships are a significant source for buyout investments. We generally source our buyout transactions in ways other than going to broad auctions, which include capitalizing on existing relationships with companies and sponsors to participate in proprietary buyout opportunities. We work closely with these companies and sponsors while we are debt investors so that we may be positioned to partner with them on buyout opportunities in a subsequent transaction.

      From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We may pay referral fees to those who refer transactions to us that we consummate.
      New Deal Underwriting and Investment Execution. In a typical transaction, we review, analyze, and substantiate through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, perform operational due diligence, study the industry and competitive landscape, and conduct reference checks with company management or other employees, customers, suppliers, and competitors, as necessary. We may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring our portfolio investments.
      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on the rights and terms of our investment relative to the other capital in the portfolio company’s capital structure. The typical debt transaction requires approximately two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete because the due diligence and structuring process is significantly longer when investing in a substantial equity stake in the company.
      Our investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect our rights and manage our risk in the transaction. We generally structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, or other protective provisions. In addition, each debt investment is individually priced to achieve a return that reflects our rights and priorities in the portfolio company’s capital structure, the structure of the debt instrument, and our perceived risk of the investment. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, our debt investments may include equity features, such as nominal cost warrants or options to buy a minority interest in the portfolio company. In a buyout transaction where our equity investment represents a significant portion of the equity, our equity ownership may or may not represent a controlling interest. If we invest in non-voting equity in a buyout, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value.
      We have a centralized, credit-based approval process. The key steps in our investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Internal review of diligence results, including peer review;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment (due diligence must be completed with final investment committee approval and Executive Committee approval, as needed, before funds are disbursed).
      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and certain of our Managing Directors.

      Portfolio Monitoring and Development. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them in building their businesses. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters. Our corporate finance assistance includes supporting our portfolio companies’ efforts to structure and attract additional capital. We believe our extensive network of industry relationships and our internal resources help make us a collaborative partner in the development of our portfolio companies.
      Our team of investment professionals regularly monitors the status and performance of each investment. This portfolio company monitoring process generally includes review of the portfolio company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. For debt investments we may have board observation rights that allow us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors where we own a controlling interest in the portfolio company and we have board observation rights where we do not own a controlling interest in the portfolio company.
      Our portfolio management committee is responsible for review and oversight of the investment portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain modifications or amendments to or certain additional investments in existing investments, reviewing and approving certain portfolio exits, reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us, reviewing significant investment-related litigation matters where we are a named party, and reviewing and approving proxy votes with respect to our portfolio investments. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, Chief Financial Officer, Chief Valuation Officer (non-voting member), our private finance counsel, and certain of our Managing Directors. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy.
      We seek to price our investments to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor, we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.
Portfolio Grading
      We employ a grading system for our entire portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected. At December 31, 2006, Grade 1, 2, and 3 investments totaled $4,287.7 million, and Grade 4 and 5 investments totaled $208.4 million.
Portfolio Valuation
      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale or liquidation of the portfolio company is greater than our cost basis. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control. To balance the lack of publicly available information about our private portfolio companies, we will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter as discussed below.
      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (CVO). The CVO works with the investment professionals responsible for each investment. The following is an overview of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the investment professionals, led by the Managing Director or senior officer who is responsible for the portfolio company relationship (the Deal Team).

•	The CVO and third-party valuation consultants, as applicable (see below), review the preliminary valuation documentation as prepared by the Deal Team.

•	The CVO, members of the valuation team, and third-party consultants, as applicable, meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the Deal Team for each of their respective investments.

•	The CEO, COO, CFO and the Managing Directors meet with the CVO to discuss the preliminary valuation results.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Audit Committee of the Board of Directors meets separately from the full Board of Directors with the third-party consultants (see below) to discuss the assistance provided and results. The CVO attends this meeting.

•	The CVO discusses and reviews the valuations with the Board of Directors.

•	To the extent there are changes or if additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.
      In connection with our valuation process to determine the fair value of a private finance investment, we work with third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive other third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.
      We have received third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin (Houlihan Lokey). We currently intend to continue to work with third-party consultants to obtain valuation assistance for a portion of the private finance portfolio each quarter. We currently anticipate that we will generally obtain valuation assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities on a quarterly basis and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the calendar year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost and value less than $250,000. For the quarter ended December 31, 2006, Duff & Phelps and Houlihan Lokey assisted us by reviewing our valuation of 81 portfolio companies, which represented 82.9% of the private finance portfolio at value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.
Disposition of Investments
      We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and we are generally repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold, recapitalized or complete an initial public offering.
      We may retain a position in the senior loans we originate or we may sell all or a portion of these investments. In our debt investments where we have equity features, we are generally in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in an investment, as we may have in buyout investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy for a buyout investment is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.
      We are in the investment business, which includes acquiring and exiting investments. It is our policy not to comment on potential transactions in the portfolio prior to reaching a definitive agreement or, in many cases, prior to consummating a transaction. To the extent we enter into any material transactions, we would provide disclosure as required.

Dividends
      We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the Code). As such, we are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders, which includes our taxable interest, dividend, and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      As a regulated investment company, we distribute substantially all of our annual taxable income to shareholders through the payment of cash dividends. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a 4% excise tax (see “Other Matters — Regulated Investment Company Status”). We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. Since inception through December 31, 2006, our average annual total return to shareholders (assuming all dividends were reinvested) was 18.1%. Over the past one, three, five and ten years, our total return to shareholders (assuming all dividends were reinvested) has been 20.6%, 14.6%, 14.4% and 19.1%, respectively, with the dividend providing a meaningful portion of this return.

      The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. The percentage of ordinary taxable income versus net capital gain income supporting the dividend since 1987 is shown below.
Corporate Structure and Offices
      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. We also have a subsidiary, A.C. Corporation, that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to Allied Capital and our portfolio companies.
      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago, and Los Angeles.
Employees
      At December 31, 2006, we employed 170 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of our employees are located in our Washington, DC office. We believe that our relations with our employees are excellent.
Properties
      Our principal offices are located at 1919 Pennsylvania Avenue, N.W., Washington, DC 20006-3434. Our lease for approximately 59,000 square feet of office space at that location expires in December 2010. The office is equipped with an integrated network of computers for word processing, financial analysis, accounting and loan servicing. We believe our office space is suitable for our needs for the foreseeable future. We also maintain offices in New York, Chicago, and Los Angeles.
Certain Government Regulations
      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.
      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.
      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the business development company and has an affiliate of a business development company on its board of directors;

•	does not have any class of securities listed on a national securities exchange; or

•	meets such other criteria as may be established by the SEC.
      Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
      In October 2006, the SEC re-proposed rules providing for an additional definition of eligible portfolio company. As re-proposed, the rule would expand the definition of eligible portfolio company to include certain public companies that list their securities on a national securities exchange. The SEC is seeking comment regarding the application of this proposed rule to companies with: (1) a public float of less than $75 million; (2) a market capitalization of less than $150 million; or (3) a market capitalization of less than $250 million. There is no assurance that such proposal will be adopted or what the final proposal will entail.
      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to our portfolio companies.
      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution.

      We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).
      We are also limited in the amount of stock options that may be issued and outstanding at any point in time. The 1940 Act provides that the amount of a business development company’s voting securities that would result from the exercise of all outstanding warrants, options and rights at the time of issuance may not exceed 25% of the business development company’s outstanding voting securities, except that if the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights issued to the business development company’s directors, officers, and employees pursuant to any executive compensation plan would exceed 15% of the business development company’s outstanding voting securities, then the amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights at the time of issuance shall not exceed 20% of the outstanding voting securities of the business development company.
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the members of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.
      We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.
      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. Our code of ethics is posted on our website at www.alliedcapital.com and is also filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.
      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 2002.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, otherwise referred to as the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
      Compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002 (the Sarbanes-Oxley Act) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to us, including:

•	Our Chief Executive Officer and Chief Financial Officer certify the financial statements contained in our periodic reports through the filing of Section 302 certifications;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our annual report on Form 10-K contains a report from our management on internal control over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting, which must be audited by our independent registered public accounting firm;

•	Our periodic reports disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect our internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.
      We have adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.
      In addition, the New York Stock Exchange adopted corporate governance changes to its listing standards. We have adopted certain policies and procedures to comply with the New York Stock Exchange’s corporate governance rules, and in 2006 we submitted the required CEO certification to the New York Stock Exchange pursuant to Section 303A.12(a) of the listed company manual.
RISK FACTORS
      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.
      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are subject to certain restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when we may need to or when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.
      Investing in private companies involves a high degree of risk. Our portfolio primarily consists of long-term loans to and investments in middle market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for us in those investments and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. If we are unable to identify all material information about these companies, among other factors, we may fail to receive the expected return on our investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. As an investor, we are subject to the risk that a portfolio company may make a business decision that does not serve our interest, which could decrease the value of our investment. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.
      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At December 31, 2006, portfolio investments recorded at fair value were 92% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or proforma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Our net asset value could be affected if our determination of the fair value of our investments is materially different than the value that we ultimately realize.
      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.
      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing some of our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.
      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment or a slowdown in middle market merger and acquisition activity may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the timing of exit events in our portfolio and could negatively affect the amount of gains or losses upon exit.
      Our borrowers may default on their payments, which may have a negative effect on our financial performance. We make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on our financial results.

      Our private finance investments may not produce current returns or capital gains. Our private finance investments are typically structured as unsecured debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options, or as buyouts of companies where we invest in debt and equity securities. As a result, our private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.
      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. At December 31, 2006, our largest investments at value were in Mercury Air Centers, Inc. and Business Loan Express, LLC (BLX), which represented 5.0% and 4.3% of our total assets, respectively, and 2.2% and 4.4% of our total interest and related portfolio income, respectively, for the year ended December 31, 2006. BLX is a non-bank lender that participates in the Small Business Administration (SBA) 7(a) Guaranteed Loan Program and, as a result, is subject to certain risks associated with changes in government funding, ongoing audits, inspections and investigations, and changes in SBA laws or regulations. The Office of the Inspector General of the SBA and the United States Secret Service have announced an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. We understand that BLX is working cooperatively with the SBA with respect to this matter so that it may remain a preferred lender in the SBA 7(a) program and retain the ability to sell loans into the secondary market. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition and, as a result, our financial results could be negatively affected. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Private Finance, Business Loan Express, LLC” in this prospectus supplement for further information and discussion on these matters.
      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders or investors. Holders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. Our revolving line of credit and notes payable contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.
      At December 31, 2006, we had $1.9 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.5% and a debt to equity ratio of 0.67 to 1.00. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. In order for us to cover annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.5% as of December 31, 2006.
      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders or investors on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of December 31, 2006, our asset coverage for senior indebtedness was 250%.
      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of December 31, 2006, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities to grow our portfolio. A reduction in the availability of new debt or equity capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes realized net long-term capital gains, to our shareholders to maintain our eligibility for the tax benefits available to regulated investment companies. As a result, such earnings will not be available to fund investment originations. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances. We intend to continue to borrow from financial institutions or other investors and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our common stock.
      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for debt service and dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we will not be subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service and distributions to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. If we do not distribute at least 98% of our annual taxable income in the year earned, we generally will be required to pay an excise tax on amounts carried over and distributed to shareholders in the next year equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such income for the current year.
      There is a risk that our common stockholders may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, certain of our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.
      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of our competitors may have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.
      Our business depends on our key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities, which could have a negative effect on our business.
      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, and real estate investment trusts may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on our operations.
      Failure to invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy. As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Certain Government Regulations.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we were forced to sell nonqualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our loans and debt securities, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.
      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price paid by stockholders, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in laws or regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.
LEGAL PROCEEDINGS
      On June 23, 2004, we were notified by the SEC that they are conducting an informal investigation of us. On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to us at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and our portfolio company, Business Loan Express, LLC. To date, we have produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and a director and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and, in some cases, the U.S. Attorney’s Office. We are voluntarily cooperating with these investigations.
      In late December 2006, we received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by us or our agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, we became aware that an agent of Allied Capital obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while we were gathering documents responsive to the subpoena, allegations were made that our management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. Our management has stated that these allegations are not true. We are cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. Ms. Nadoff’s complaint names as defendants the members of Allied Capital’s Board of Directors; Allied

Capital is a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty by the Board of Directors arising from internal controls failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. We believe the lawsuit is without merit, and we intend to defend the lawsuit vigorously.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The complaint is captioned Dana Ross v. Walton, et al., CV 00402. Dana Ross claims that, between March 1, 2006, and January 10, 2007, Allied Capital either failed to disclose or misrepresented information concerning the loan origination practices of Business Loan Express, LLC, an Allied Capital portfolio company. Dana Ross seeks unspecified compensatory and other damages, as well as other relief. We believe the lawsuit is without merit, and we intend to defend the lawsuit vigorously. There may be other similar class action lawsuits filed.
      In addition to the above matters, we are party to certain lawsuits in the normal course of business.
      While the outcome of any of the legal proceedings described above cannot at this time be predicted with certainty, we do not expect these matters will materially affect our financial condition or results of operations; however, there can be no assurances whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
      The information contained in this section should be read in conjunction with our Consolidated Financial Statements and the Notes thereto. In addition, this prospectus supplement contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in “Risk Factors” above. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.
      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.
OVERVIEW
      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our private finance activity principally involves providing financing to middle market U.S. companies through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund buyouts, acquisitions, growth, recapitalizations, note purchases, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. Our investment objective is to achieve current income and capital gains.
      Our portfolio composition at December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004

Private finance	97%	96%	76%
Commercial real estate finance(1)	3%	4%	24%

(1)	On May 3, 2005, we completed the sale of our portfolio of non-investment grade commercial mortgage-backed securities and real estate related collateralized debt obligation bonds and preferred shares investments. Upon the completion of this transaction, our lending and investment activity has been focused primarily on private finance investments.
     Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net realized and unrealized gains or losses on our investment portfolio after deducting interest expense on borrowed capital, operating expenses and income taxes, including excise tax. Interest income results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the year multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, interest rates on the types of loans we make, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.
      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income available for distribution to shareholders as dividends to our shareholders. See “Other Matters” below.
PORTFOLIO AND INVESTMENT ACTIVITY
      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the
	Years Ended December 31,

	2006	2005	2004
($ in millions)
Portfolio at value	$4,496.1	$3,606.4	$3,013.4
Investments funded(1)	$2,437.8	$1,675.8	$1,524.5
Change in accrued or reinvested interest and dividends(2)	$11.3	$6.6	$52.2
Principal collections related to investment repayments or sales	$1,055.3	$1,503.4	$909.2
Yield on interest-bearing investments(3)	11.8%	12.8%	14.0%

(1)	Investments funded included investments acquired through the issuance of our common stock as consideration totaling $7.2 million and $3.2 million, respectively, for the years ended December 31, 2005 and 2004. See also “— Private Finance” below.

(2)	Includes changes in accrued or reinvested interest of $3.1 million for the year ended December 31, 2006, related to our investments in money market securities.

(3)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance
      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the
	Years Ended December 31,

	2006		2005		2004

	Value	Yield(2)	Value	Yield(2)	Value	Yield(2)
($ in millions)
Portfolio at value:
Loans and debt securities:
Senior loans	$405.2	8.4%	$239.8	9.5%	$234.6	8.5%
Unitranche debt	799.2	11.2%	294.2	11.4%	43.9	14.8%
Subordinated debt	1,980.8	12.9%	1,560.9	13.8%	1,324.4	14.9%

Total loans and debt securities	3,185.2	11.9%	2,094.9	13.0%	1,602.9	13.9%
Equity securities	1,192.7		1,384.4		699.2

Total portfolio	$4,377.9		$3,479.3		$2,302.1

Investments funded(1)	$2,423.4		$1,462.3		$1,140.8
Change in accrued or reinvested interest and dividends	$7.2		$24.6		$45.6
Principal collections related to investment repayments or sales(3)	$1,015.4		$703.9		$551.9

(1)	Investments funded for the years ended December 31, 2006 and 2004, included debt investments in certain portfolio companies received in conjunction with the sale of such companies. See “— Private Finance, Investments Funded” below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

(3)	Includes collections from the sale or repayment of senior loans totaling $322.7 million, $301.8 million, and $35.6 million for the years ended December 31, 2006, 2005, and 2004, respectively.
     Our investment activity is focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt terms), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.
      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. To address the current market, our strategy is to focus on buyout and recapitalization transactions where we can manage risk through the structure and terms of our debt and equity investments and where we can potentially realize more attractive total returns from both current interest and fee income and future capital gains. We are also focusing our debt investing on smaller middle market companies where we can provide both senior and subordinated debt or unitranche debt, where our combined current yield may be lower than traditional subordinated debt only. We believe that providing both senior and subordinated debt or unitranche debt provides us with greater protection in the capital structures of our portfolio companies. The yield on loans and debt securities will vary from period to period depending on the level of lower-yielding senior debt in the portfolio.

      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. We believe that merger and acquisition activity in the middle market is strong, which has resulted in an increase in private finance investment opportunities, as well as increased repayments.
      It has been and we believe it will continue to be a highly competitive market for winning new investments. As a result, we have continued to build our business development team to increase the number of potential investments that we see. We also believe that it is important to be disciplined in our investing activities, carefully considering investment risk and return. For 2006, we reviewed over $65 billion in prospective investments and we closed on approximately 3% of the potential new investments that we reviewed. This compares to over $45 billion reviewed and approximately 3% closed for 2005. We continue to have an active pipeline of new investments under consideration and we believe that merger and acquisition activity for middle market companies will remain strong in 2007.

      Investments Funded. Investments funded and the weighted average yield on loans and debt securities funded for the years ended December 31, 2006, 2005, and 2004, consisted of the following:

	2006 Investments Funded

	Debt Investments			Buyout Investments		Total

			Weighted		Weighted		Weighted
			Average		Average		Average
	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$245.4		9.4%	$239.8	8.9%	$485.2	9.2%
Unitranche debt(2)	471.7		10.7%	146.5	12.9%	618.2	11.3%
Subordinated debt(3)	510.7		13.0%	423.8	14.4%	934.5	13.6%

Total loans and debt securities	1,227.8		11.4%	810.1	12.5%	2,037.9	11.9%
Equity	91.4	(5)		294.1		385.5

Total	$1,319.2			$1,104.2		$2,423.4

	2005 Investments Funded

	Debt Investments			Buyout Investments		Total

			Weighted		Weighted		Weighted
			Average		Average		Average
	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$76.8		10.0%	$250.2	6.4%	$327.0	7.2%
Unitranche debt(2)	259.5		10.5%	—	—	259.5	10.5%
Subordinated debt	296.9	(4)	12.3%	330.9	12.5%	627.8	12.4%

Total loans and debt securities	633.2		11.3%	581.1	9.9%	1,214.3	10.6%
Equity	82.5	(5)		165.5		248.0

Total	$715.7			$746.6		$1,462.3

	2004 Investments Funded

	Debt Investments			Buyout Investments		Total

			Weighted		Weighted		Weighted
			Average		Average		Average
	Amount		Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$25.1		9.1%	$140.8	7.2%	$165.9	7.5%
Unitranche debt(2)	18.9		13.0%	—	—	18.9	13.0%
Subordinated debt(3)	396.4		13.4%	320.1	15.5%	716.5	14.4%

Total loans and debt securities	440.4		13.2%	460.9	13.0%	901.3	13.1%
Equity	72.3	(5)		167.2		239.5

Total	$512.7			$628.1		$1,140.8

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt combined.

(3)	Debt investments funded for the year ended December 31, 2006, included a $150 million subordinated debt investment in Advantage Sales & Marketing, Inc. received in conjunction with the sale of Advantage and a $30 million subordinated debt investment in STS Operating, Inc. received in conjunction with the sale of STS. Debt investments funded for the year ended December 31, 2004, included a $47.5 million subordinated debt investment in The Hillman Companies, Inc. received in conjunction with the sale of Hillman.

(4)	Subordinated debt investments for the year ended December 31, 2005, included $45.5 million in investments in the bonds of collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) that are managed by Callidus Capital Corporation (Callidus), a portfolio company controlled by us. These CLOs and CDOs primarily invest in senior debt.

(5)	Equity investments for the years ended December 31, 2006, 2005, and 2004, included $26.1 million, $47.9 million, and $23.6 million, respectively, in investments in the preferred shares/income notes of CLOs and CDOs that are managed by Callidus. These CDOs and CLOs primarily invest in senior debt.

     We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.
      We may originate, underwrite and arrange senior loans related to our portfolio investments or for other companies that are not in our portfolio. Senior loans originated by us may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus) or funds managed by Callidus, a portfolio company controlled by us. After completion of the sale process, we may or may not retain a position in these senior loans. We generally earn a fee on the senior loans originated and underwritten whether or not we fund the underwritten commitment. In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Repayments include repayments of senior debt funded by us that was subsequently sold by us or refinanced or repaid by the portfolio companies.
      Yield. The weighted average yield on the private finance loans and debt securities was 11.9% at December 31, 2006, as compared to 13.0% and 13.9% at December 31, 2005 and 2004, respectively. The weighted average yield on the private finance loans and debt securities may fluctuate from year to year depending on the yield on new loans and debt securities funded, the yield on loans and debt securities repaid, the amount of loans and debt securities for which interest is not accruing (see “Portfolio Asset Quality — Loans and Debt Securities on Non-Accrual Status” below) and the amount of lower-yielding senior or unitranche debt in the portfolio at the end of the year. Yields on senior and subordinated debt investments are generally lower in the current market as a result of the supply of capital available to middle market companies. We believe that debt yields will remain on the lower end of a historical range as long as merger and acquisition activity remains robust and the supply of capital remains strong.
      The yield on the private finance portfolio has declined over the past two years partly due to our strategy to pursue investments where our position in the portfolio company capital structure is more senior, such as senior debt and unitranche investments that typically have lower yields than subordinated debt investments. Our weighted average yield at December 31, 2006, was also reduced by 0.5% as a result of the guaranteed dividend yield on our investment in BLX’s 25% Class A equity interests being placed on non-accrual status in the fourth quarter of 2006. The Class A equity interests are included in our loans and debt securities. See “Business Loan Express, LLC” below.

      Outstanding Investment Commitments. At December 31, 2006, we had outstanding private finance investment commitments as follows:

	Companies	Companies	Companies
	More Than	5% to 25%	Less Than
	25% Owned(1)	Owned	5% Owned	Total

($ in millions)
Senior loans	$30.4	$13.6	$157.4	$201.4	(2)
Subordinated debt	36.5	1.1	54.7	92.3

Total loans and debt securities	66.9	14.7	212.1	293.7
Equity securities	69.6	16.1	46.6	132.3	(3)

Total	$136.5	$30.8	$258.7	$426.0

(1)	Includes various commitments to Callidus Capital Corporation (Callidus), a portfolio company controlled by us, which owns 80% (subject to dilution) of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), and other related investments, as follows:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Revolving line of credit for working capital	$4.0	$—	$4.0
Subordinated debt to support warehouse facilities & warehousing activities(*)	36.0	—	36.0
Purchase of preferred equity in future CLO transactions	60.0	—	60.0

Total	$100.0	$—	$100.0

(*)	Callidus has a secured warehouse credit facility with a third party for up to $240 million. The facility is used primarily to finance the acquisition of loans pending securitization through a CDO or CLO. In conjunction with this warehouse credit facility, we have agreed to designate our subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support the warehouse facility.

(2)	Includes $158.4 million in the form of revolving senior debt facilities to 33 companies.

(3)	Includes $62.6 million to 17 private equity and venture capital funds, including $4.3 million in co-investment commitments to one private equity fund.
     In addition to these outstanding investment commitments at December 31, 2006, we may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. We also had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $236.2 million. See “Financial Condition, Liquidity and Capital Resources.”
      Mercury Air Centers, Inc. At December 31, 2006, our investment in Mercury Air Centers, Inc. (Mercury) totaled $84.3 million at cost and $244.2 million at value, or 5.0% of our total assets, which included unrealized appreciation of $159.9 million. At December 31, 2005, our investment in Mercury totaled $113.3 million at cost and $167.1 million at value, which included unrealized appreciation of $53.8 million. We completed the purchase of a majority ownership in Mercury in April 2004.
      Total interest and related portfolio income earned from our investment in Mercury for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income	$9.3	$8.8	$5.5
Fees and other income	0.6	0.7	1.9

Total interest and related portfolio income	$9.9	$9.5	$7.4

      Interest income from Mercury for the years ended December 31, 2006, 2005, and 2004, included interest income of $2.0 million, $1.6 million, and $1.0 million, respectively, which was paid in kind. The interest paid in kind was paid to us through the issuance of additional debt.

      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Mercury of $106.1 million, $53.8 million, and zero for the years ended December 31, 2006, 2005, and 2004, respectively.
      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community. Mercury is headquartered in Richmond Heights, OH.
      Business Loan Express, LLC.     BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, SBA 7(a) loans, and small investment real estate loans. BLX has offices across the United States and is headquartered in New York, NY. We acquired BLX in 2000.
      At December 31, 2006, our investment in BLX totaled $295.3 million at cost and $210.7 million at value, or 4.3% of our total assets, which included unrealized depreciation of $84.6 million. At December 31, 2005, our investment in BLX totaled $299.4 million at cost and $357.1 million at value, which included unrealized appreciation of $57.7 million. Subsequent to December 31, 2006, in the first quarter of 2007 we increased our investment in BLX by $12 million by acquiring additional Class A equity interests.
      Total interest and related portfolio income earned from our investment in BLX for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income	$11.9	$14.3	$23.2
Dividend income	—	14.0	14.8
Fees and other income	7.8	9.2	12.0

Total interest and related portfolio income	$19.7	$37.5	$50.0

      Interest and dividend income from BLX for the years ended December 31, 2006, 2005, and 2004, included interest and dividend income of $5.7 million, $8.9 million, and $25.4 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to us through the issuance of additional debt or equity interests. In the fourth quarter of 2006, we placed our $66.6 million investment in BLX’s 25% Class A equity interests on non-accrual status, which resulted in lower interest income from our investment in BLX for 2006 as compared to 2005.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. We hold all of BLX’s Class A and Class B equity interests, and 94.9% of the Class C equity interests. BLX’s taxable income is first allocated to the Class A equity interests to the extent that guaranteed dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C equity interests. BLX may declare dividends on its Class B equity interests. If declared, BLX would determine the amount of such dividends considering its estimated annual taxable income allocable to such interests. There were no dividends declared or paid in 2006.
      Accrued interest and dividends receivable and other assets at December 31, 2006, included accrued interest and fees due from BLX totaling $1.7 million, which was paid in cash in the first quarter of 2007.
      Net change in unrealized appreciation or depreciation included a net decrease on our investment in BLX of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, and, a net increase of $2.9 million for the year ended December 31, 2005. See “Results of Operations, Valuation of Business Loan Express, LLC” below.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA and the United States Secret Service have announced an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9,

2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. We understand that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. We understand that BLX is also working cooperatively with the SBA so that it may remain a preferred lender in the SBA 7(a) program and retain the ability to sell loans into the secondary market. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, our financial results could be negatively affected. We are monitoring the situation and have retained a third party to work with BLX to conduct a review of BLX’s current internal control systems, with a focus on preventing fraud and further strengthening the company’s operations.
      Further, on or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. We understand that BLX and BLC plan to vigorously contest the lawsuit. We are monitoring the litigation.
      As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. Investigations, changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program, or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results. We have considered these matters in performing the valuation of BLX at December 31, 2006. See “Results of Operations, Valuation of Business Loan Express, LLC” below.
      At December 31, 2006, BLX had a three-year $500.0 million revolving credit facility provided by third party lenders that matures in March 2009. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. We have provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. At December 31, 2006, the principal amount outstanding on the revolving credit facility was $321.9 million and letters of credit issued under the facility were $55.9 million. The total obligation guaranteed by us at December 31, 2006, was $189.7 million.
      This guaranty can be called by the lenders in the event of a default under the BLX credit facility, which includes certain defaults under our revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. At December 31, 2006, BLX would not have met the required maximum debt to net worth covenant requirement had we not made the additional $12 million investment in the company in the first quarter of 2007 discussed above. Under the terms of the facility, the $12 million investment in the company caused BLX to satisfy the leverage covenant requirement and BLX has determined that it was in compliance with the terms of this facility at December 31, 2006. At December 31, 2006, we had also provided four standby letters of credit totaling $25.0 million in connection with four term securitization transactions completed by BLX.
      In consideration for providing the revolving credit facility guaranty and the standby letters of credit, we earned fees of $6.1 million, $6.3 million, and $6.0 million for the years ended December 31, 2006, 2005, and 2004, respectively, which were included in fees and other income above. The remaining fees and other income relate to management fees from BLX. We did not charge a management fee to BLX in the fourth quarter of 2006.
      The current market conditions for small business loans remain very competitive, and as a result, BLX continues to experience significant loan prepayments in its securitized loan portfolio. This competitive environment has also had an effect on BLX’s ability to grow its SBA loan origination volume. As a result, BLX has been introducing non-SBA real estate loan products in order to diversify its lending products and develop new market niches. We are discussing various funding alternatives with BLX to more effectively accommodate their non-SBA real estate lending activities. We believe that the changes in BLX’s operations and the effect of the company’s current regulatory issues and ongoing investigations will require a restructure or recapitalization of BLX given the current set of covenants under its revolving credit facility. We intend to work with BLX management to implement its business plan and funding alternatives. In addition, should BLX require additional capital from us, we plan to fund it, if we believe such funding is reasonable and prudent.
      Advantage Sales & Marketing, Inc.     At December 31, 2005, our investment in Advantage totaled $257.7 million at cost and $660.4 million at value, or 16.4% of our total assets, which included unrealized appreciation of $402.7 million. We completed the purchase of a majority ownership in Advantage in June 2004.
      On March 29, 2006, we sold our majority equity interest in Advantage. We were repaid our $184 million in subordinated debt outstanding and realized a gain at closing on our equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, we realized additional gains resulting from post-closing adjustments totaling $1.3 million in 2006. In addition, there is potential for us to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. Our realized gain of $434.4 million as of December 31, 2006, subject to post-closing adjustments, excludes any earn-out amounts.
      As consideration for the common stock sold in the transaction, we received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of our cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At December 31, 2006, the amount of the escrow included in other assets on our consolidated balance sheet was approximately $24 million. For tax purposes, the receipt of the $150 million subordinated note as part of our consideration for the common stock sold and the hold back of certain proceeds in escrow will generally allow us, through installment treatment, to defer the recognition of taxable income for a portion of our realized gain until the note or other amounts are collected.
      In connection with the sale transaction, we retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which resulted in a realized gain of $4.8 million.
      Total interest and related portfolio income earned from our investment in Advantage while we held a majority equity interest was $14.1 million (which included a prepayment premium of $5.0 million), $37.4 million, and $21.3 million, for the years ended December 31, 2006, 2005, and 2004, respectively. In addition, we earned structuring fees of $2.3 million on our new $150 million subordinated debt investment in Advantage upon the closing of the sale transaction in 2006.
      Our investment in Advantage at December 31, 2006, which was composed of subordinated debt and a minority equity interest, totaled $151.6 million at cost and $162.6 million at value, which included unrealized appreciation of $11.0 million. Subsequent to the completion of the sale transaction, our interest income from our subordinated debt investment in Advantage for the year ended December 31, 2006, was $14.1 million.
      Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

Commercial Real Estate Finance
      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	At and for the Years Ended December 31,

	2006		2005		2004

	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$—		$—		$373.8	14.6%
CDO bonds and preferred shares	—		—		212.6	16.8%
Commercial mortgage loans	71.9	7.5%	102.6	7.6%	95.0	6.8%
Real estate owned	19.6		13.9		16.9
Equity interests	26.7		10.6		13.0

Total portfolio	$118.2		$127.1		$711.3

Investments funded	$14.4		$213.5		$383.7
Change in accrued or reinvested interest	$1.0		$(18.0)		$6.6
Principal collections related to investment repayments or sales(2)	$39.9		$799.5		$357.3

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.
(2)	Principal collections related to investment repayments or sales for the year ended December 31, 2005, included $718.1 million related to the sale of our CMBS and CDO portfolio in May 2005.
     Our commercial real estate investments funded for the years ended December 31, 2006, 2005, and 2004, were as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Year Ended December 31, 2006
Commercial mortgage loans	$8.0	$—	$8.0
Equity interests	6.4	—	6.4

Total	$14.4	$—	$14.4

For the Year Ended December 31, 2005
CMBS bonds(1)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	88.5	(0.8)	87.7
Equity interests	4.8	—	4.8

Total	$304.8	$(91.3)	$213.5

For the Year Ended December 31, 2004
CMBS bonds	$419.1	$(183.7)	$235.4
CDO bonds and preferred shares	40.5	(0.1)	40.4
Commercial mortgage loans	112.1	(8.2)	103.9
Equity interests	4.0	—	4.0

Total	$575.7	$(192.0)	$383.7

(1)	The CMBS bonds invested in during 2005, were sold on May 3, 2005.
     At December 31, 2006, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $9.0 million, and commitments in the form of standby letters of credit and guarantees related to equity interests of $6.9 million.

      During the fourth quarter of 2006, we sold commercial mortgage loans with a total outstanding principal balance of $21.1 million and realized a gain of $0.7 million. As these loans were purchased at prices that were based in part on comparable Treasury rates, we had a related hedge in place to protect against movements in Treasury rates. Upon the loan sale, we settled the related hedge, which resulted in a realized gain of $0.5 million, which was included in the realized gain on the sale of $0.7 million. At December 31, 2006, we did not have any similar hedges in place.
      Sale of CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares.     On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and real estate related collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which was included in the net realized gain on the sale.
      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we agreed to sell certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. Under this agreement, we agreed not to primarily invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding our existing portfolio and related activities.
      The real estate securities purchase agreement, under which we sold the CMBS and CDO portfolio, and the platform asset purchase agreement contain customary representations and warranties, and require us to indemnify the affiliates of the Caisse that are parties to the agreements for certain liabilities arising under the agreements, subject to certain limitations and conditions.
PORTFOLIO ASSET QUALITY
      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.
      At December 31, 2006 and 2005, our portfolio was graded as follows:

	2006		2005

	Portfolio	Percentage of	Portfolio	Percentage of
Grade	at Value	Total Portfolio	at Value	Total Portfolio

($ in millions)
1	$1,307.3	29.1%	$1,643.0	45.6%
2	2,672.3	59.4	1,730.8	48.0
3	308.1	6.9	149.1	4.1
4	84.2	1.9	26.5	0.7
5	124.2	2.7	57.0	1.6

	$4,496.1	100.0%	$3,606.4	100.0%

      The amount of the portfolio in each grading category may vary substantially from year to year resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment, and exit activity, changes in the grade of investments to reflect our expectation of performance, and changes in investment values.

      Total Grade 4 and 5 portfolio assets were $208.4 million and $83.5 million, respectively, or were 4.6% and 2.3%, respectively, of the total portfolio value at December 31, 2006 and 2005. Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of investments will be in the Grades 4 or 5 categories from time to time. Part of the private equity business is working with troubled portfolio companies to improve their businesses and protect our investment. The number and amount of investments included in Grade 4 and 5 may fluctuate from year to year. We continue to follow our historical practice of working with portfolio companies in order to recover the maximum amount of our investment.
      At December 31, 2006, $135.9 million of our investment in BLX at value was classified as Grade 3, which included our Class A equity interests and certain of our Class B equity interests that were not depreciated, and $74.8 million of our investment in BLX at value was classified as Grade 5, which included certain of our Class B equity interests and our Class C equity interests that were depreciated. At December 31, 2005, our investment in BLX of $357.1 million at value was classified as Grade 1. See “— Private Finance, Business Loan Express, LLC” above.
      Loans and Debt Securities on Non-Accrual Status. At December 31, 2006 and 2005, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2006	2005
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$51.1	$15.6
Companies 5% to 25% owned	4.0	—
Companies less than 5% owned	31.6	11.4
Commercial real estate finance	12.2	12.9
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	87.1	58.0
Companies 5% to 25% owned	7.2	0.5
Companies less than 5% owned	38.9	49.5
Commercial real estate finance	6.7	7.9

Total	$238.8	$155.8

Percentage of total portfolio	5.3%	4.3%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.
     Total loans and debt securities on non-accrual status increased to $238.8 million at December 31, 2006, from $155.8 million at December 31, 2005. The increase in non-accruals primarily relates to placing our $66.6 million investment in BLX’s 25% Class A equity interests on non-accrual status during the fourth quarter of 2006. See “— Private Finance, Business Loan Express, LLC” above.
      Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at December 31, 2006 and 2005, were as follows:

	2006	2005

($ in millions)
Private finance	$46.5	$74.6
Commercial mortgage loans	1.9	6.1

Total	$48.4	$80.7

Percentage of total portfolio	1.1%	2.2%
      In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income.
      As a result of these and other factors, the amount of the portfolio that is on non-accrual status or greater than 90 days delinquent may vary from year to year. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $44.3 million and $60.7 million at December 31, 2006 and 2005, respectively.
OTHER ASSETS AND OTHER LIABILITIES
      Other assets is composed primarily of fixed assets, assets held in deferred compensation trusts, deferred financing and offering costs, and accounts receivable, which includes amounts received in connection with the sale of portfolio companies, including amounts held in escrow, and other receivables from portfolio companies. At December 31, 2006 and 2005, other assets totaled $123.0 million and $87.9 million, respectively. The increase since December 31, 2005, was primarily the result of amounts received in connection with the sale of Advantage and certain other portfolio companies that are being held in escrow. See “— Private Finance” above.
      Accounts payable and other liabilities is primarily composed of the liabilities related to the deferred compensation trust and accrued interest, bonus and taxes, including excise tax. At December 31, 2006 and 2005, accounts payable and other liabilities totaled $147.1 million and $102.9 million, respectively. The increase since December 31, 2005, was primarily the result of an increase in the liability related to the deferred compensation trust of $13.6 million, accrued bonus of $11.3 million, accrued interest payable of $10.3 million, and accrued excise tax of $9.2 million. Accrued interest fluctuates from period to period depending on the amount of debt outstanding and the contractual payment dates of the interest on such debt.

RESULTS OF OPERATIONS
Comparison of the Years Ended December 31, 2006, 2005, and 2004
      The following table summarizes our operating results for the years ended December 31, 2006, 2005, and 2004.

				Percent				Percent
	2006	2005	Change	Change	2005	2004	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$386,427	$317,153	$69,274	22%	$317,153	$319,642	$(2,489)	(1)%
Fees and other income	66,131	56,999	9,132	16%	56,999	47,448	9,551	20%

Total interest and related portfolio income	452,558	374,152	78,406	21%	374,152	367,090	7,062	2%

Expenses
Interest	100,600	77,352	23,248	30%	77,352	75,650	1,702	2%
Employee	92,902	78,300	14,602	19%	78,300	53,739	24,561	46%
Employee stock options	15,599	—	15,599	—	—	—	—	—
Administrative	39,005	69,713	(30,708)	(44)%	69,713	34,686	35,027	10 1%

Total operating expenses	248,106	225,365	22,741	10%	225,365	164,075	61,290	37%

Net investment income before income taxes	204,452	148,787	55,665	37%	148,787	203,015	(54,228)	(27)%
Income tax expense (benefit), including excise tax	15,221	11,561	3,660	32%	11,561	2,057	9,504	462%

Net investment income	189,231	137,226	52,005	38%	137,226	200,958	(63,732)	(32)%

Net Realized and Unrealized Gains (Losses)
Net realized gains	533,301	273,496	259,805	95%	273,496	117,240	156,256	133%
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(939,501)	*	462,092	(68,712)	530,804	*

Total net gains (losses)	55,892	735,588	(679,696)	*	735,588	48,528	687,060	*

Net income	$245,123	$872,814	$(627,691)	(72)%	$872,814	$249,486	$623,328	250%

Diluted earnings per common share	$1.68	$6.36	$(4.68)	(74)%	$6.36	$1.88	$4.48	238%

Weighted average common shares outstanding — diluted	145,599	137,274	8,325	6%	137,274	132,458	4,816	4%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income and fees and other income.
      Interest and Dividends. Interest and dividend income for the years ended December 31, 2006, 2005, and 2004, was composed of the following:

	2006	2005	2004
($ in millions)
Interest
Private finance loans and debt securities	$359.9	$251.0	$195.2
CMBS and CDO portfolio	—	29.4	93.3
Commercial mortgage loans	8.3	7.6	9.4
Cash, U.S. Treasury bills, money market and other securities	14.0	9.4	3.1

Total interest	382.2	297.4	301.0
Dividends	4.2	19.8	18.6

Total interest and dividends	$386.4	$317.2	$319.6

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The interest-bearing investments in the portfolio at value and the yield on the interest-bearing investments in the portfolio at December 31, 2006, 2005, and 2004, were as follows:

	2006		2005		2004

($ in millions)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)

Private finance loans and debt securities	$3,185.2	11.9%	$2,094.9	13.0%	$1,602.9	13.9%
CMBS and CDO	—	—	—	—	586.4	15.4%
Commercial mortgage loans	71.9	7.5%	102.6	7.6%	95.0	6.8%

Total	$3,257.1	11.8%	$2,197.5	12.8%	$2,284.3	14.0%

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.
     Our interest income from our private finance loans and debt securities has increased year over year primarily as a result of the growth in this portfolio, net of the reduction in yield. The private finance portfolio yield at December 31, 2006, of 11.9% as compared to the private finance portfolio yield of 13.0% and 13.9% at December 31, 2005 and 2004, respectively, reflects the mix of debt investments in the private finance portfolio. The weighted average yield varies from year to year based on the current stated interest on loans and debt securities and the amount of loans and debt securities for which interest is not accruing. See the discussion of the private finance portfolio yield above under the caption “— Portfolio and Investment Activity — Private Finance.”
      There was no interest income from the CMBS and real estate-related CDO portfolio in 2006 as we sold this portfolio on May 3, 2005. The CMBS and CDO portfolio sold had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. We generally reinvested the principal proceeds from the CMBS and CDO portfolio into our private finance portfolio.
      Our interest income from cash, U.S. Treasury bills, money market and other securities has increased primarily as a result of the fluctuations in our level of investments in U.S. Treasury bills, money market and other securities and the weighted average yield on these securities. During the fourth quarter of 2005, we established a liquidity portfolio that is composed primarily of money market and other securities and U.S. Treasury bills. See “Financial Condition, Liquidity and Capital Resources” below. The value and weighted average yield of the liquidity portfolio was $201.8 million and 5.3%, respectively, at December 31, 2006, and $200.3 million and 4.2%, respectively, at December 31, 2005.
      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from year to year depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income for the year ended December 31, 2006, did not include any dividends from BLX. See “— Private Finance, Business Loan Express, LLC” above. Dividend income for the years ended December 31, 2005 and 2004, included dividends from BLX on the Class B equity interests held by us of $14.0 million and $14.8 million, respectively. For the year ended December 31, 2005, $12.0 million of these dividends were paid in cash and $2.0 million of these dividends were paid through the issuance of additional Class B equity interests. For the year ended December 31, 2004, the dividends were paid through the issuance of additional Class B equity interests.
      Fees and Other Income. Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, commitments, guarantees, and other services and loan prepayment premiums. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.
      Fees and other income for the years ended December 31, 2006, 2005, and 2004, included fees relating to the following:

	2006	2005	2004
($ in millions)
Structuring and diligence	$37.3	$24.6	$18.4
Management, consulting and other services provided to portfolio companies(1)	11.1	14.4	11.4
Commitment, guaranty and other fees from portfolio companies(2)	8.8	9.3	9.4
Loan prepayment premiums	8.8	6.3	5.5
Other income	0.1	2.4	2.7

Total fees and other income(3)	$66.1	$57.0	$47.4

(1)	2006 includes $1.8 million in management fees from Advantage prior to its sale on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. 2005 and 2004 include $6.5 million and $3.1 million, respectively, in management fees from Advantage.

(2)	Includes guaranty and other fees from BLX of $6.1 million, $6.3 million, and $6.0 million for 2006, 2005, and 2004, respectively. See “— Private Finance, Business Loan Express, LLC” above.

(3)	Fees and other income related to the CMBS and CDO portfolio were $4.1 million and $6.2 million for 2005 and 2004, respectively. As noted above, we sold our CMBS and CDO portfolio on May 3, 2005.
     Fees and other income are generally related to specific transactions or services and therefore may vary substantially from year to year depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.
      Structuring and diligence fees primarily relate to the level of new investment originations. Private finance investments funded were $2.4 billion for the year ended December 31, 2006, as compared to $1.5 billion and $1.1 billion for the years ended December 31, 2005 and 2004, respectively. Structuring and diligence fees for the years ended December 31, 2006, 2005, and 2004, included structuring fees from companies more than 25% owned totaling $8.3 million, $9.1 million, and $11.4 million, respectively.
      Loan prepayment premiums for the year ended December 31, 2006, included $5.0 million related to the repayment of our subordinated debt in connection with the sale of our majority equity interest in

Advantage on March 29, 2006. See “— Portfolio and Investment Activity” above for further discussion. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.
      Mercury, BLX and Advantage. Mercury and BLX were our largest investments at value at December 31, 2006, and together represented 9.3% of our total assets. Advantage and BLX were our largest investments at value at December 31, 2005 and 2004, and together represented 25.3% and 19.0% of our total assets, respectively.
      Total interest and related portfolio income from these investments for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Mercury	$9.9	$9.5	$7.4
BLX	$19.7	$37.5	$50.0
Advantage(1)	$14.1	$37.4	$21.3

(1)	Includes income from the period we had a majority interest only. See “— Portfolio and Investment Activity” above for further discussion.
     See “— Portfolio and Investment Activity” above for further detail on Mercury, BLX and Advantage.
      Operating Expenses. Operating expenses include interest, employee, employee stock options, and administrative expenses.
      Interest Expense. The fluctuations in interest expense during the years ended December 31, 2006, 2005, and 2004, were primarily attributable to changes in the level of our borrowings under various notes payable and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and debt financing costs, at and for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Total outstanding debt	$1,899.1	$1,284.8	$1,176.6
Average outstanding debt	$1,491.0	$1,087.1	$985.6
Weighted average cost(1)	6.5%	6.5%	6.6%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees, other facility fees and debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.
     In addition, interest expense included interest paid to the Internal Revenue Service related to installment sale gains totaling $0.9 million and $0.6 million for the years ended December 31, 2006 and 2005, respectively. See “Dividends and Distributions” below.
      Interest expense also included interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $0.7 million, $1.4 million, and $5.2 million for the years ended December 31, 2006, 2005, and 2004, respectively.

      Employee Expense. Employee expenses for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Salaries and employee benefits	$73.8	$57.3	$40.7
Individual performance award (IPA)	8.1	7.0	13.4
IPA mark to market expense (benefit)	2.9	2.0	(0.4)
Individual performance bonus (IPB)	8.1	6.9	—
Transition compensation, net(1)	—	5.1	—

Total employee expense	$92.9	$78.3	$53.7

Number of employees at end of period	170	131	162

(1)	Transition compensation for the year ended December 31, 2005, included $3.1 million of costs under retention agreements and $3.1 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Transition compensation costs were reduced by $1.1 million for salary reimbursements from CWCapital under a transition services agreement.
     The change in salaries and employee benefits reflects the effect of an increase in number of employees, compensation increases, and the change in mix of employees given their area of responsibility and relevant experience level. The overall increase in employee expense during 2006 also reflects the competitive environment for attracting and retaining talent in the private equity industry. Salaries and employee benefits include an accrual for employee bonuses, which are generally paid annually after the completion of the fiscal year. Salaries and employee benefits included bonus expense of $38.2 million, $26.9 million, and $12.4 million for the years ended December 31, 2006, 2005, and 2004, respectively.
      At December 31, 2006 and 2005, the total accrued bonus was $38.2 million and $26.9 million, respectively, and was included in Accounts Payable and Other Liabilities on the accompanying Balance Sheet.
      The Individual Performance Award (IPA) is a long-term incentive compensation program for certain officers. The IPA, which is generally determined annually at the beginning of each year, is deposited into a deferred compensation trust generally in four equal installments, on a quarterly basis, in the form of cash. The trustee is required to use the cash to purchase shares of our common stock in the open market. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.
      As a result of changes in regulation by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting talent in the private equity industry, in 2005 the Compensation Committee and the Board of Directors determined that a portion of the IPA should be replaced with an individual performance bonus (IPB). The IPB is distributed in cash to award recipients equally throughout the year (beginning in February of each respective year) as long as the recipient remains employed by us.
      The Compensation Committee and the Board of Directors have determined the IPA and the IPB for 2007 and they are currently estimated to be approximately $9.9 million and $9.7 million, respectively; however, the Compensation Committee may adjust the IPA or IPB as needed, or make new awards as new officers are hired. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.
      In connection with our 2006 Annual Meeting of Stockholders, the stockholders approved the issuance of up to 2.5 million shares of our common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under our Amended Stock Option Plan. Under the initiative, which has been reviewed and approved by our Board of Directors, all optionees who hold vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), would be offered the opportunity to receive an Option Cancellation Payment (OCP) equal to the “in-the-money” value of the stock options cancelled, which would be paid one-half in cash and one-half in shares of our common stock, in exchange for their voluntary cancellation of their vested stock options. As part of this initiative, the Board of Directors has adopted a target ownership program that establishes minimum ownership levels for our senior officers and continues to further align the interests of our officers with those of our stockholders. We have not yet implemented the OCP as of February 28, 2007, but intend to do so in the future.
      Based on the 13 million vested options outstanding and the market price of $30.50 of our stock on March 10, 2006, the date used for disclosure in our 2006 proxy, the OCP would be approximately $106 million if all option holders choose to cancel all vested in-the-money options in exchange for the OCP. As of December 31, 2006, there were 17 million vested options outstanding, which were all in-the-money. Using the market price of $32.68 of our stock on December 31, 2006, the OCP would be approximately $150 million if all option holders choose to cancel all vested in-the-money options in exchange for the OCP. As the consideration paid by us for the OCP will not exceed the fair value of the options to be canceled, no expense will be recorded for the transaction in accordance with the guidance in FASB Statement No. 123 (Revised 2004). However, the cash portion of the OCP, or approximately one-half of the payment, will reduce our paid in capital and will therefore reduce our net asset value. For income tax purposes, our tax expense resulting from the OCP would be similar to the tax expense that would result from an exercise of stock options in the market. Any tax deduction for us resulting from the OCP or an exercise of stock options in the market would be limited by Section 162(m) of the Code for persons subject to Section 162(m).
      Stock Options Expense. In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement was effective January 1, 2006, and it applies to our stock option plan. Our employee stock options are typically granted with ratable vesting provisions, and we amortize the compensation cost over the related service period. The Statement was adopted using the modified prospective method of application, which required us to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the prior year financial statements have not been restated. Under this method, the unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for proforma disclosure under Statement No. 123. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized in the statement of operations over the service period. The effect of this adoption for the year ended December 31, 2006, was as follows:

2006
($ in millions)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$13.2
Options granted on or after January 1, 2006	2.4

Total employee stock option expense	$15.6

      In addition to the employee stock option expense, for the year ended December 31, 2006, administrative expense included $0.2 million of expense related to options granted to directors during the year. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      We estimate that the employee-related stock option expense under the Statement that will be recorded in our statement of operations will be approximately $11.3 million, $3.7 million, and $0.1 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $1.9 million, $1.0 million, and $0.1 million, respectively, related to options granted during the year ended

December 31, 2006. This estimate may change if our assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant.
      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, travel costs, stock record expenses, directors’ fees and stock option expense, and various other expenses. Administrative expenses for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Administrative expenses	$34.0	$33.3	$30.1
Investigation related costs	5.0	36.4	4.6

Total administrative expenses	$39.0	$69.7	$34.7

      The increase in administrative expenses, excluding investigation related costs, for the year ended December 31, 2005, over the year ended December 31, 2004, was primarily due to increased expenses related to evaluating potential new investments of $2.0 million, accounting fees of $0.8 million, recruiting and employee training costs of $0.6 million, and valuation assistance fees of $0.5 million, offset by a decrease in expenses related to a decline in portfolio workout expenses of $0.6 million.
      Investigation related costs include costs associated with requests for information in connection with government investigations and other legal matters. We expect that we will continue to incur legal and other costs associated with these matters. These expenses remain difficult to predict. See “Legal Proceedings” in this prospectus supplement.
      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Income tax expense (benefit)	$0.1	$5.4	$1.1
Excise tax expense(1)	15.1	6.2	1.0

Income tax expense (benefit), including excise tax	$15.2	$11.6	$2.1

(1)	2006 includes an accrual for estimated excise tax of $15.4 million for the year ended December 31, 2006, net of the reversal of over accrued estimated excise taxes related to 2005 of $0.3 million.
     Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. In addition, our estimated annual taxable income for 2006 exceeded our dividend distributions to shareholders for 2006 from such taxable income, and such estimated excess taxable income will be distributed in 2007. Therefore, we will be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2006 over the amount of actual distributions for 2006. Accordingly, we accrued an estimated excise tax of $15.4 million for the year ended December 31, 2006, based upon our current estimate of annual taxable income for 2006. See “Dividends and Distributions.”
      While excise tax expense is presented in the Consolidated Statement of Operations as a reduction to net investment income, excise tax relates to both net investment income and net realized gains. At December 31, 2006 and 2005, excise tax payable was $15.4 million and $6.2 million, respectively, which was included in Accounts Payable and Other Liabilities on the accompanying Balance Sheet.
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. We do not expect the adoption of this interpretation to have a significant effect on our consolidated financial position or our results of operations.
      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
Realized gains	$557.5	$343.1	$267.7
Realized losses	(24.2)	(69.6)	(150.5)

Net realized gains	$533.3	$273.5	$117.2

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2006, 2005, and 2004, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	2006	2005(1)	2004
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(501.5)	$(108.0)	$(210.5)
Reversal of previously recorded net unrealized depreciation associated with realized losses	22.5	68.0	151.8

Total reversal	$(479.0)	$(40.0)	$(58.7)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

     Realized gains for the years ended December 31, 2006, 2005, and 2004, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Advantage Sales & Marketing, Inc.(1)	$434.4
STS Operating, Inc.	94.8
Oriental Trading Company, Inc.	8.9
Advantage Sales & Marketing, Inc.(2)	4.8
United Site Services, Inc.	3.3
Component Hardware Group, Inc.	2.8
Opinion Research Corporation	1.9
Nobel Learning Communities, Inc.	1.5
MHF Logistical Solutions, Inc.	1.2
The Debt Exchange, Inc.	1.1
Other	1.5

Total private finance	556.2

Commercial Real Estate:
Other	1.3

Total commercial real estate	1.3

Total realized gains	$557.5

2005

Portfolio Company	Amount

Private Finance:
Housecall Medical Resources, Inc.	$53.7
Fairchild Industrial Products Company	16.2
Apogen Technologies Inc.	9.0
Polaris Pool Systems, Inc.	7.4
MasterPlan, Inc.	3.7
U.S. Security Holdings, Inc.	3.3
Ginsey Industries, Inc.	2.8
E-Talk Corporation	1.6
Professional Paint, Inc.	1.6
Oriental Trading Company, Inc.	1.0
Woodstream Corporation	0.9
Impact Innovations Group, LLC	0.8
DCS Business Services, Inc.	0.7
Other	3.4

Total private finance	106.1

Commercial Real Estate:
CMBS/CDO assets, net(3)	227.7
Other	9.3

Total commercial real estate	237.0

Total realized gains	$343.1

2004

Portfolio Company	Amount

Private Finance:
The Hillman Companies, Inc.	$150.3
CorrFlex Graphics, LLC	25.7
Professional Paint, Inc.	13.7
Impact Innovations Group, LLC	11.1
The Hartz Mountain Corporation	8.3
Housecall Medical Resources, Inc.	7.2
International Fiber Corporation	5.2
CBA-Mezzanine Capital Finance, LLC	4.1
United Pet Group, Inc.	3.8
Oahu Waste Services, Inc.	2.8
Grant Broadcasting Systems II	2.7
Matrics, Inc.	2.1
SmartMail, LLC	2.1
Other	7.6

Total private finance	246.7

Commercial Real Estate:
CMBS/CDO assets, net(3)	17.4
Other	3.6

Total commercial real estate	21.0

Total realized gains	$267.7

(1)	Represents the realized gain on our majority equity investment only. See “—Private Finance” above.
(2)	Represents a realized gain on our minority equity investment only. See “—Private Finance” above.
(3)	Net of net realized losses from related hedges of $0.7 million and $3.8 million for the years ended December 31, 2005 and 2004, respectively.

     Realized losses for the years ended December 31, 2006, 2005, and 2004, were as follows:
($ in millions)

2006

Portfolio Company	Amount

Private Finance:
Staffing Partners Holding Company, Inc.	$10.6
Acme Paging, L.P.	4.7
Cooper Natural Resources, Inc.	2.2
Aspen Pet Products, Inc.	1.6
Nobel Learning Communities, Inc.	1.4
Other	1.6

Total private finance	22.1

Commercial Real Estate:
Other	2.1

Total commercial real estate	2.1

Total realized losses	$24.2

2005

Portfolio Company	Amount

Private Finance:
Norstan Apparel Shops, Inc.	$18.5
Acme Paging, L.P.	13.8
E-Talk Corporation	9.0
Garden Ridge Corporation	7.1
HealthASPex, Inc.	3.5
MortgageRamp, Inc.	3.5
Maui Body Works, Inc.	2.7
Packaging Advantage Corporation	2.2
Other	3.7

Total private finance	64.0

Commercial Real Estate:
Other	5.6

Total commercial real estate	5.6

Total realized losses	$69.6

2004

Portfolio Company	Amount

Private Finance:
American Healthcare Services, Inc.	$32.9
The Color Factory, Inc.	24.5
Executive Greetings, Inc.	19.3
Sydran Food Services II, L.P.	18.2
Ace Products, Inc.	17.6
Prosperco Finanz Holding AG	7.5
Logic Bay Corporation	5.0
Sun States Refrigerated Services, Inc.	4.7
Chickasaw Sales & Marketing, Inc.	3.8
Sure-Tel, Inc.	2.3
Liberty-Pittsburgh Systems, Inc.	2.0
EDM Consulting, LLC	1.9
Pico Products, Inc.	1.7
Impact Innovations Group, LLC	1.7
Interline Brands, Inc.	1.3
Startec Global Communications Corporation	1.1
Other	2.7

Total private finance	148.2

Commercial Real Estate:
Other	2.3

Total commercial real estate	2.3

Total realized losses	$150.5

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At December 31, 2006, portfolio investments recorded at fair value were approximately 92% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.
      As a business development company, we have invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.
      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values. However, we must derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. This financial and other information is generally obtained from the portfolio companies, and may represent unaudited, projected or pro forma financial information. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, the entry multiple for the transaction, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.
      We currently intend to continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis. In addition, we may receive third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.
      We receive third-party valuation assistance from Duff & Phelps, LLC (formerly S&P Corporate Value Consulting (S&P CVC)) and Houlihan Lokey Howard and Zukin for our private finance portfolio. For the years ended December 31, 2006 and 2005, we received third-party valuation assistance as follows:

	2006				2005

	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

Number of private finance portfolio companies reviewed	81	105	78	78	80	89	72	36
Percentage of private finance portfolio reviewed at value	82.9%	86.5%	89.6%	87.0%	92.4%	89.3%	83.0%	74.5%
      Professional fees for third-party valuation assistance for the years ended December 31, 2006, 2005, and 2004, were $1.5 million, $1.4 million, and $0.9 million, respectively.
      Valuation Methodology — CDO and CLO Bonds and Preferred Shares/Income Notes (CDO/CLO Assets). CDO/CLO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/CLO Assets on an individual security-by-security basis. If we were to sell a group of these CDO/CLO Assets in a pool in one or more transactions, the total value received for that pool may be different than the sum of the fair values of the individual assets.

      Net Change in Unrealized Appreciation or Depreciation. Net change in unrealized appreciation or depreciation for the years ended December 31, 2006, 2005, and 2004, consisted of the following:

	2006(1)	2005(1)	2004(1)
($ in millions)
Net unrealized appreciation or depreciation	$1.6	$502.1	$(10.0)
Reversal of previously recorded unrealized appreciation associated with realized gains	(501.5)	(108.0)	(210.5)
Reversal of previously recorded unrealized depreciation associated with realized losses	22.5	68.0	151.8

Net change in unrealized appreciation or depreciation	$(477.4)	$462.1	$(68.7)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from year to year. As a result, annual comparisons may not be meaningful.
     Valuation of Business Loan Express, LLC. Our investment in BLX totaled $295.3 million at cost and $210.7 million at value at December 31, 2006, and $299.4 million at cost and $357.1 million at value at December 31, 2005. To determine the value of our investment in BLX at December 31, 2006, we performed numerous valuation analyses to determine a range of values including: (1) analysis of comparable public company trading multiples; (2) analysis of BLX’s value assuming an initial public offering; (3) analysis of merger and acquisition transactions for financial services companies; (4) a discounted dividend analysis; and (5) adding BLX’s net asset value (adjusted for certain discounts) to the value of BLX’s business operations, which was determined by using a discounted cash flow model. In performing the valuation analyses at December 31, 2006, we considered the impact of various changes in BLX’s business model due to the competitive environment for small business loans and BLX’s newer non-SBA real estate lending products. We also considered BLX’s current regulatory issues and ongoing investigations. (See “— Private Finance, Business Loan Express, LLC” above.) The competitive SBA lending environment, our estimates of future profitability, and the impact of BLX’s legal and regulatory matters resulted in a decrease in the value of our investment in BLX at December 31, 2006. We received valuation assistance from Duff & Phelps (formerly S&P CVC) for our investment in BLX at December 31, 2006, 2005, and 2004.
      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at December 31, 2006, was made up of CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at December 31, 2005.
      Our investment in BLX at December 31, 2006, was valued at $210.7 million. This fair value was within the range of values determined by our valuation analyses discussed above. Unrealized depreciation on our investment was $84.6 million at December 31, 2006. Net change in unrealized appreciation or depreciation included a net decrease of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005.
      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 145.6 million, 137.3 million, and 132.5 million for the years ended December 31, 2006, 2005, and 2004, respectively.
OTHER MATTERS
      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.
      Dividends are paid to shareholders from taxable income. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration from the sale of investments are collected in cash. See “Dividends and Distributions” below.
      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. See “Dividends and Distributions” below.
      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.
DIVIDENDS AND DISTRIBUTIONS
      Total regular quarterly dividends to common shareholders were $2.42, $2.30, and $2.28 per common share for the years ended December 31, 2006, 2005, and 2004, respectively. An extra cash dividend of $0.05, $0.03 and $0.02 per common share was declared during 2006, 2005, and 2004, respectively, and was paid to shareholders on January 19, 2007, January 27, 2006, and January 28, 2005, respectively. The Board of Directors has declared a dividend of $0.63 per common share for the first quarter of 2007.
      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid from such taxable income for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code (see discussion below). We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.
      Taxable income includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which generally results in the deferment of gains for tax purposes until notes or other amounts, including amounts held in escrow, received as consideration form the sale of investments are collected in cash. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.
      The summary of our taxable income and distributions of such taxable income for the years ended December 31, 2006, 2005, and 2004, is as follows:

	2006	2005	2004
($ in millions)
	(ESTIMATED)(1)
Taxable income(2)	$595.5	$445.0	$323.2
Taxable income earned in current year and carried forward for distribution in next year	(397.1)	(156.5)	(26.0)
Taxable income earned in prior year and carried forward and distributed in current year	156.5	26.0	2.1

Total dividends to common shareholders	$354.9	$314.5	$299.3

(1)	Our taxable income for 2006 is an estimate and will not be finally determined until we file our 2006 tax return in September 2007. Therefore, the final taxable income and the taxable income earned in 2006 and carried forward for distribution in 2007 may be different than the estimate above. See “Risk Factors,” “Dividends and Distributions and Taxes” of our Notes to Consolidated Financial Statements included in the consolidated financial statements.

(2)	See Note 10, “Dividends and Distributions and Taxes” of our Notes to Consolidated Financial Statements included in the consolidated financial statements for further information on the differences between net income for book purposes and taxable income.
     Our estimated annual taxable income for 2006 exceeded our dividend distributions to shareholders for 2006 from such taxable income, and, therefore, we will carry over excess taxable income, which is currently estimated to be $397.1 million, for distribution to shareholders in 2007. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. Excess taxable income carried over and paid out in the next year is generally subject to a 4% excise tax. Accordingly, for the year ended December 31, 2006, we have accrued an estimated excise tax of $15.4 million. See “Other Matters — Regulated Investment Company Status” above.
      In addition to excess taxable income available to be carried over from 2006 for distribution in 2007, we currently estimate that we have cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but generally will be deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The installment sale gains for 2006 are estimates and will not be finally determined until we file our 2006 tax return in September 2007. See “Other Matters — Regulated Investment Company Status” above.
      To the extent that installment sale gains are deferred for recognition in taxable income, we pay interest to the Internal Revenue Service. Installment-related interest expense for the years ended December 31, 2006 and 2005 was $0.9 million and $0.6 million, respectively. This interest is included in interest expense in our Consolidated Statement of Operations. We currently estimate that installment-related interest expense resulting from cumulative installment sale gains not yet recognized for tax purposes at December 31, 2006, will be approximately $5.8 million for the year ended December 31, 2007.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES
      At December 31, 2006 and 2005, our liquidity portfolio (see below), cash and investments in money market and other securities, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2006	2005

Liquidity portfolio (including money market and other securities: 2006-$201.8; 2005-$100.0)	$201.8	$200.3
Cash and investments in money market securities (including money market and other securities: 2006-$0.4; 2005-$22.0)	$2.1	$53.3
Total assets	$4,887.5	$4,025.9
Total debt outstanding	$1,899.1	$1,284.8
Total shareholders’ equity	$2,841.2	$2,620.5
Debt to equity ratio(1)	0.67	0.49
Asset coverage ratio(2)	250%	309%

(1)	The debt to equity ratio adjusted for the liquidity portfolio was 0.60 and 0.41 at December 31, 2006 and 2005, respectively, which is calculated as (a) total debt less the value of the liquidity portfolio divided by (b) total shareholders’ equity.

(2)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
     Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Net cash provided by (used in) operating activities	$(597.5)	$116.0	$(179.3)
Add: portfolio investments funded	2,257.8	1,668.1	1,472.4

Total cash provided by operating activities before new investments	$1,660.3	$1,784.1	$1,293.1

      In addition to the net cash flow provided by our operating activities before funding investments, we have sources of liquidity through our liquidity portfolio and revolving line of credit as discussed below.
      At December 31, 2006 and 2005, the value and yield of the securities in the liquidity portfolio were as follows:

	2006		2005

	Value	Yield	Value	Yield
($ in millions)
U.S. Treasury bills	$—	—	$100.3	4.3%
Money market securities	161.2	5.3%	100.0	4.1%
Certificate of Deposit(1)	40.6	5.6%	—	—

Total	$201.8	5.3%	$200.3	4.2%

(1)	The certificate of deposit matures in March 2007.
     The liquidity portfolio was established to provide a pool of liquid assets within our balance sheet. Our investment portfolio is primarily composed of private, illiquid assets for which there is no readily available market. Our portfolio’s liquidity was reduced when we sold our portfolio of CMBS assets in May 2005, particularly BB rated bonds, which were generally more liquid than assets in our private finance portfolio. We assess the amount held in and the composition of the liquidity portfolio throughout the year.
      We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      We employ an asset-liability management approach that focuses on matching the estimated maturities of our investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $673.8 million on December 31, 2006. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate investment portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.
      During the years ended December 31, 2006 and 2004, we sold new equity of $295.8 million and $70.3 million, respectively, in public offerings. We did not sell new equity in a public offering during the year ended December 31, 2005. During the years ended December 31, 2005 and 2004, we issued $7.2 million and $3.2 million, respectively, of our common stock as consideration for investments. In addition, shareholders’ equity increased by $27.7 million, $77.5 million, and $51.3 million through the exercise of stock options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the years ended December 31, 2006, 2005, and 2004, respectively.
      We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.70:1.00 because we believe that it is prudent to operate with a larger equity capital base and less leverage.
      At December 31, 2006 and 2005, we had outstanding debt as follows:

	2006				2005

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Outstanding	Cost(1)		Amount	Outstanding	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.4	$1,041.4	6.1%		$1,164.5	$1,164.5	6.2%
Publicly issued unsecured notes payable	650.0	650.0	6.6%		—	—	—
SBA debentures(2)	—	—	—%		28.5	28.5	7.5%

Total notes payable and debentures	1,691.4	1,691.4	6.3%		1,193.0	1,193.0	6.3%
Revolving line of credit(5)	922.5	207.7	6.4	%(3)	772.5	91.8	5.6	%(3)

Total debt	$2,613.9	$1,899.1	6.5	%(4)	$1,965.5	$1,284.8	6.5	% (4)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and the amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The SBA debentures were repaid in full during 2006.

(3)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.9 million and $3.3 million at December 31, 2006 and 2005, respectively.

(4)	The annual interest cost for total debt includes the annual cost of commitment fees and the amortization of debt financing costs on the revolving line of credit and other facility fees regardless of the amount outstanding on the facility as of the balance sheet date.

(5)	At December 31, 2006, $673.8 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.
     Privately Issued Unsecured Notes Payable. We have privately issued unsecured long-term notes to institutional investors, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2008 and have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.

      We have issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as our other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, we entered into a cross currency swap with a financial institution which fixed our interest and principal payments in U.S. dollars for the life of the debt.
      On October 16, 2006, we repaid $150.0 million of unsecured long-term debt that matured. This debt had a fixed interest rate of 7.2%. We used cash generated from operations and borrowings on our revolving line of credit to repay this debt.
      On May 1, 2006, we issued $50.0 million of unsecured long-term debt with a fixed interest rate of 6.8%. This debt matures in May 2013. The proceeds of this issuance were used to repay $25 million of 7.5% unsecured long-term debt that matured on May 1, 2006, and the remainder was used to fund new portfolio investments and for general corporate purposes.
      On October 13, 2005, we issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five-and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as our existing unsecured long-term notes. We used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of our existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%. During the second quarter of 2005, we repaid $40.0 million of the unsecured notes payable.
      Publicly Issued Unsecured Notes Payable. During 2006, we completed public issuances of unsecured notes as follows:

	Amount	Coupon	Maturity Date
($ in millions)
July 25, 2006	$400.0	6.625%	July 15, 2011
December 8, 2006	250.0	6.000%	April 1, 2012

Total	$650.0

      The notes require payment of interest only semi-annually, and all principal is due upon maturity. We have the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      Small Business Administration Debentures. Through our small business investment company subsidiary, we had debentures payable to the Small Business Administration (SBA) with contractual maturities of ten years. The notes required payment of interest only semi-annually, and all principal was due upon maturity. For the years ended December 31, 2006 and 2005, we repaid $28.5 million and $49.0 million, respectively, of this outstanding debt. At December 31, 2006, we had no outstanding borrowings from the SBA. Allied Investments L.P., our Small Business Investment Company (SBIC) subsidiary, surrendered its SBIC license and on October 1, 2006, Allied Investments L.P. was merged into its parent, Allied Capital Corporation. Therefore, the SBA is no longer a source of debt capital for us.
      Revolving Line of Credit. At December 31, 2006, we had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period we select) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.

      At December 31, 2006, there was $207.7 million outstanding on our unsecured revolving line of credit. The amount available under the line at December 31, 2006, was $673.8 million, net of amounts committed for standby letters of credit of $41.0 million. Net borrowings under the revolving lines of credit for the year ended December 31, 2006, were $116.0 million.
      We have various financial and operating covenants required by the revolving line of credit and the privately issued unsecured notes payable outstanding at December 31, 2006. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of our assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of December 31, 2006 and 2005, we were in compliance with these covenants.
      We have certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that we will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. At December 31, 2006, we were in compliance with these covenants.
      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of December 31, 2006.

		Payments Due By Year

							After
	Total	2007	2008	2009	2010	2011	2011
($ in millions)
Unsecured notes payable	$1,691.4	$—	$153.0	$268.9	$408.0	$472.5	$389.0
Revolving line of credit(1)	207.7	—	207.7	—	—	—	—
Operating leases	24.6	4.4	4.4	4.6	4.5	1.8	4.9

Total contractual obligations	$1,923.7	$4.4	$365.1	$273.5	$412.5	$474.3	$393.9

(1)	At December 31, 2006, $673.8 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.
Off-Balance Sheet Arrangements
      In the ordinary course of business, we have issued guarantees and have extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. We have generally issued guarantees of debt, rental and lease obligations. Under these arrangements, we would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The following table shows our guarantees and standby letters of credit that may have the effect of creating, increasing, or accelerating our liabilities as of December 31, 2006.

		Amount of Commitment Expiration Per Year

							After
	Total	2007	2008	2009	2010	2011	2011
($ in millions)
Guarantees	$202.1	$0.6	$3.0	$192.2	$—	$4.4	$1.9
Standby letters of credit(1)	41.0	4.0	37.0	—	—	—	—

Total commitments(2)	$243.1	$4.6	$40.0	$192.2	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under our revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in September 2008.

(2)	Our most significant commitments relate to our investment in Business Loan Express, LLC (BLX), which commitments totaled $214.7 million at December 31, 2006. At December 31, 2006, we guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit for a total guaranteed amount of $189.7 million and we had also provided four standby letters of credit totaling $25.0 million in connection with four term securitizations completed by BLX. See “— Private Finance, Business Loan Express, LLC” above for further discussion.
     In addition, we had outstanding commitments to fund investments totaling $435.0 million at December 31, 2006. See “— Portfolio and Investment Activity — Outstanding Commitments” above. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.
CRITICAL ACCOUNTING POLICIES
      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, certain revenue recognition matters and certain tax matters as discussed below.
        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. Our investments may be subject to certain restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/ or our equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.
      See “— Results of Operations — Change in Unrealized Appreciation or Depreciation” above for more discussion on portfolio valuation.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than our cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than our cost basis.
      When we receive nominal cost warrants or free equity securities (nominal cost equity), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.
        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
      Collateralized Debt Obligations (CDO) and Collateralized Loan Obligations (CLO). CDO and CLO bonds and preferred shares/ income notes (CDO/ CLO Assets) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/ income notes, when available. We recognize unrealized appreciation or depreciation on our CDO/ CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. We determine the fair value of our CDO/ CLO Assets on an individual security-by-security basis.
      We recognize interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred shares/income notes from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.
      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.
      Fee Income. Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.
      Federal and State Income Taxes and Excise Tax. We intend to comply with the requirements of the Internal Revenue Code (Code) that are applicable to regulated investment companies (RIC) and real estate investment trusts (REIT). We and any of our subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of our annual taxable income to shareholders; therefore, we have made no provision for income taxes for these entities.
      If we do not distribute at least 98% of our annual taxable income in the year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.
QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
      Our business activities contain elements of risk. We consider the principal types of market risk to be fluctuations in interest rates. We consider the management of risk essential to conducting our businesses. Accordingly, our risk management systems and procedures are designed to identify and analyze our risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.
      Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.
      Assuming that the balance sheet as of December 31, 2006, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by approximately 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.
      In addition, we may have risk regarding portfolio valuation. See “Business — Portfolio Valuation” in this prospectus supplement.

RECENT DEVELOPMENTS
      The Compensation Committee of the Board of Directors approved 2006 cash bonuses and 2007 individual performance awards (IPAs) and 2007 individual performance bonuses (IPBs) for certain of our officers. The Board of Directors ratified the approval of the Compensation Committee.
      The Compensation Committee utilized a third-party compensation advisory firm to assess the competitiveness of the current and proposed compensation levels of the named executive officers of the Corporation. As part of this process, the Compensation Committee analyzed the compensation of the named executive officers in light of information regarding the compensation practices of similar publicly traded companies and private equity firms and published survey data, among other factors.
      In total, 2006 cash bonuses have been determined to be approximately $38 million, of which $27.6 million had been accrued for the nine months ended September 30, 2006. This compares to 2005 total cash bonuses of $27 million. The 2006 bonus payments for William L. Walton, Chairman and Chief Executive Officer, Joan M. Sweeney, Chief Operating Officer, Penni F. Roll, Chief Financial Officer, John D. Shulman and Michael J. Grisius, Managing Directors, are $2,750,000, $1,500,000, $850,000, $3,000,000, and $1,500,000, respectively.
      The total of 2007 IPAs and IPBs are estimated to be $19.6 million. The 2007 IPAs for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Shulman and Mr. Grisius are $1,475,000, $750,000, $350,000, $500,000, and $400,000, respectively. The 2007 IPBs for Mr. Walton, Ms. Sweeney, Ms. Roll, Mr. Shulman and Mr. Grisius are $1,475,000, $750,000, $350,000, $500,000, and $400,000, respectively.
      The IPAs are not paid to employees on a current basis. Instead, IPAs are deposited in a trust in approximately equal cash installments, on a quarterly basis, and the cash is used to purchase shares of the Corporation’s common stock in the market on the New York Stock Exchange. In conjunction with the IPAs, we established a non-qualified deferred compensation plan, The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II (DCP II), which is administered through a trust by a third-party trustee. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement for a more detailed discussion of the IPAs and IPBs.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, including the consolidated statements of investments as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2006. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2006 and 2005. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.
      As discussed in Note 2 to the consolidated financial statements, effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (Revised 2004), Share Based Payment.
Washington, D.C.
February 28, 2007

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

	December 31,

	2006	2005
(in thousands, except per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2006-$1,578,822; 2005-$1,489,782)	$1,490,180	$1,887,651
Companies 5% to 25% owned (cost: 2006-$438,560; 2005-$168,373)	449,813	158,806
Companies less than 5% owned (cost: 2006-$2,479,981; 2005-$1,448,268)	2,437,908	1,432,833

Total private finance (cost: 2006-$4,497,363; 2005-$3,106,423)	4,377,901	3,479,290
Commercial real estate finance (cost: 2006-$103,546; 2005-$131,695)	118,183	127,065

Total portfolio at value (cost: 2006-$4,600,909; 2005-$3,238,118)	4,496,084	3,606,355
U.S. Treasury bills (cost: 2006-$—; 2005-$100,000)	—	100,305
Investments in money market and other securities	202,210	121,967
Deposits of proceeds from sales of borrowed Treasury securities	—	17,666
Accrued interest and dividends receivable	64,566	60,366
Other assets	122,958	87,858
Cash	1,687	31,363

Total assets	$4,887,505	$4,025,880

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2006-$—; 2005-$175,000)	$1,691,394	$1,193,040
Revolving line of credit	207,750	91,750
Obligations to replenish borrowed Treasury securities	—	17,666
Accounts payable and other liabilities	147,117	102,878

Total liabilities	2,046,261	1,405,334

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 148,575 and 136,697 shares issued and outstanding at December 31, 2006 and 2005, respectively	15	14
Additional paid-in capital	2,493,335	2,177,283
Common stock held in deferred compensation trust	(28,335)	(19,460)
Notes receivable from sale of common stock	(2,850)	(3,868)
Net unrealized appreciation (depreciation)	(123,084)	354,325
Undistributed earnings	502,163	112,252

Total shareholders’ equity	2,841,244	2,620,546

Total liabilities and shareholders’ equity	4,887,505	$4,025,880

Net asset value per common share	$19.12	$19.17

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$102,636	$122,450	$91,710
Companies 5% to 25% owned	39,754	21,924	25,702
Companies less than 5% owned	244,037	172,779	202,230

Total interest and dividends	386,427	317,153	319,642
Fees and other income
Companies more than 25% owned	29,606	27,365	29,774
Companies 5% to 25% owned	4,447	124	2,383
Companies less than 5% owned	32,078	29,510	15,291

Total fees and other income	66,131	56,999	47,448

Total interest and related portfolio income	452,558	374,152	367,090

Expenses:
Interest	100,600	77,352	75,650
Employee	92,902	78,300	53,739
Employee stock options	15,599	—	—
Administrative	39,005	69,713	34,686

Total operating expenses	248,106	225,365	164,075

Net investment income before income taxes	204,452	148,787	203,015
Income tax expense, including excise tax	15,221	11,561	2,057

Net investment income	189,231	137,226	200,958

Net Realized and Unrealized Gains (Losses):
Net realized gains (losses)
Companies more than 25% owned	513,314	33,237	86,812
Companies 5% to 25% owned	4,467	5,285	43,818
Companies less than 5% owned	15,520	234,974	(13,390)

Total net realized gains	533,301	273,496	117,240
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(68,712)

Total net gains	55,892	735,588	48,528

Net increase in net assets resulting from operations	$245,123	$872,814	$249,486

Basic earnings per common share	$1.72	$6.48	$1.92

Diluted earnings per common share	$1.68	$6.36	$1.88

Weighted average common shares outstanding — basic	142,405	134,700	129,828

Weighted average common shares outstanding — diluted	145,599	137,274	132,458

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands, except per share amounts)
Operations:
Net investment income	$189,231	$137,226	$200,958
Net realized gains	533,301	273,496	117,240
Net change in unrealized appreciation or depreciation	(477,409)	462,092	(68,712)

Net increase in net assets resulting from operations	245,123	872,814	249,486

Shareholder distributions:
Common stock dividends	(354,892)	(314,509)	(299,326)
Preferred stock dividends	(10)	(10)	(62)

Net decrease in net assets resulting from shareholder distributions	(354,902)	(314,519)	(299,388)

Capital share transactions:
Sale of common stock	295,769	—	70,251
Issuance of common stock for portfolio investments	—	7,200	3,227
Issuance of common stock in lieu of cash distributions	14,996	9,257	5,836
Issuance of common stock upon the exercise of stock options	11,734	66,688	32,274
Stock option expense	15,835	—	—
Net decrease in notes receivable from sale of common stock	1,018	1,602	13,162
Purchase of common stock held in deferred compensation trust	(9,855)	(7,968)	(13,687)
Distribution of common stock held in deferred compensation trust	980	2,011	184
Other	—	3,683	3,856

Net increase in net assets resulting from capital share transactions	330,477	82,473	115,103

Total net increase in net assets	220,698	640,768	65,201
Net assets at beginning of year	2,620,546	1,979,778	1,914,577

Net assets at end of year	$2,841,244	$2,620,546	$1,979,778

Net asset value per common share	$19.12	$19.17	$14.87

Common shares outstanding at end of year	148,575	136,697	133,099

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2006	2005	2004
(in thousands)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$245,123	$872,814	$249,486
Adjustments:
Portfolio investments	(2,257,828)	(1,668,113)	(1,472,396)
Principal collections related to investment repayments or sales	1,055,347	1,503,388	909,189
Change in accrued or reinvested interest and dividends	(11,296)	(6,594)	(52,193)
Net collection (amortization) of discounts and fees	1,713	(1,564)	(5,235)
Redemption of (investments in) U.S. Treasury bills	100,000	(100,000)	—
Redemption of (investments in) money market securities	(77,106)	(121,967)	—
Stock option expense	15,835	—	—
Changes in other assets and liabilities	36,418	33,023	18,716
Depreciation and amortization	1,800	1,820	1,433
Realized gains from the receipt of notes and other consideration from sale of investments, net of collections	(209,049)	(4,293)	(47,497)
Realized losses	24,169	69,565	150,462
Net change in unrealized (appreciation) or depreciation	477,409	(462,092)	68,712

Net cash provided by (used in) operating activities	(597,465)	115,987	(179,323)

Cash flows from financing activities:
Sale of common stock	295,769	—	70,251
Sale of common stock upon the exercise of stock options	11,734	66,688	32,274
Collections of notes receivable from sale of common stock	1,018	1,602	13,162
Borrowings under notes payable	700,000	350,000	340,212
Repayments on notes payable and debentures	(203,500)	(219,700)	(231,000)
Net borrowings under (repayments on) revolving line of credit	116,000	(20,250)	112,000
Redemption of preferred stock	—	—	(7,000)
Purchase of common stock held in deferred compensation trust	(9,855)	(7,968)	(13,687)
Other financing activities	(6,795)	(8,333)	(3,004)
Common stock dividends and distributions paid	(336,572)	(303,813)	(290,830)
Preferred stock dividends paid	(10)	(10)	(62)

Net cash provided by (used in) financing activities	567,789	(141,784)	22,316

Net decrease in cash	(29,676)	(25,797)	(157,007)
Cash at beginning of year	31,363	57,160	214,167

Cash at end of year	$1,687	$31,363	$57,160

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Alaris Consulting, LLC	Senior Loan (16.5%, Due 12/05 – 12/07)(6)	$27,055	$26,987	$—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		610	918
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)		—	—

Border Foods, Inc.	Preferred Stock (100,000 shares)		12,721	—
(Consumer Products)	Common Stock (148,838 shares)		3,848	—

Business Loan Express, LLC	Class A Equity Interests(25.0%)(6)	66,622	66,622	66,622
(Financial Services)	Class B Equity Interests		119,436	79,139
	Class C Equity Interests		109,301	64,976
	Guaranty ($189,706 — See Note 3)
	Standby Letters of Credit ($25,000 — See Note 3)

Calder Capital Partners, LLC(5)	Senior Loan (8.0%, Due 5/09)(6)	975	975	975
(Financial Services)	Equity Interests		2,076	2,076

Callidus Capital Corporation	Subordinated Debt (18.0%, Due 10/08)	5,762	5,762	5,762
(Financial Services)	Common Stock (100 shares)		2,058	22,550

Coverall North America, Inc.	Unitranche Debt (12.0%, Due 7/11)	36,500	36,333	36,333
(Business Services)	Subordinated Debt (15.0%, Due 7/11)	6,000	5,972	5,972
	Common Stock (884,880 shares)		16,649	19,619

CR Brands, Inc.	Subordinated Debt (16.6%, Due 2/13)	39,573	39,401	39,401
(Consumer Products)	Common Stock (37,200,551 shares)		33,321	25,738

Financial Pacific Company	Subordinated Debt (17.4%, Due 2/12 – 8/12)	71,589	71,362	71,362
(Financial Services)	Preferred Stock (10,964 shares)		10,276	15,942
	Common Stock (14,735 shares)		14,819	65,186

ForeSite Towers, LLC	Equity Interests		7,620	12,290
(Tower Leasing)

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07)(6)	15,957	15,957	15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,339	11,336	11,237
	Preferred Equity Interest		14,067	—
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08)(6)	11,792	11,803	—
(Business Services)	Common Stock (1,000 shares)		6,762	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Healthy Pet Corp.	Senior Loan (9.9%, Due 8/10)	$27,038	$27,038	$27,038
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	43,720	43,579	43,579
	Common Stock (30,142 shares)		30,142	28,921

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	8,664
	Warrants		1,155	3,336

Huddle House, Inc.	Senior Loan (8.9%, Due 12/11)	19,950	19,950	19,950
(Retail)	Subordinated Debt (15.0%, Due 12/12)	58,484	58,196	58,196
	Common Stock (415,328 shares)		41,662	41,662

Impact Innovations Group, LLC	Equity Interests in Affiliate		—	873
(Business Services)

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	60,049	59,850	59,850
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	7,845
	Common Stock (620,000 shares)		6,325	—

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	15,192	15,192	6,655
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	4,843
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,248	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	692	692	692
(Business Services)	Equity Interest		1,809	1,199

Mercury Air Centers, Inc.	Subordinated Debt (16.0%, Due 4/09 –
(Business Services)	11/12)	49,358	49,217	49,217
	Common Stock (57,970 shares)		35,053	195,019
	Standby Letters of Credit ($1,581)

MVL Group, Inc.	Senior Loan (12.0%, Due 6/09 – 7/09)	27,299	27,245	27,245
(Business Services)	Subordinated Debt (14.5%, Due 6/09)	35,846	35,478	35,478
	Common Stock (648,661 shares)		643	—

Penn Detroit Diesel Allison, LLC	Subordinated Debt (15.5%, Due 8/13)	38,173	37,994	37,994
(Business Services)	Equity Interests		21,128	25,949

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/07)(6)	35,040	26,192	26,192
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,223	962
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	27,733	27,619	27,619
(Business Services)	Common Stock (63,888 shares)		13,662	16,786

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Staffing Partners Holding
Company, Inc.	Subordinated Debt (13.5%, Due 1/07)(6)	$540	$540	$486
(Business Services)

Startec Global Communications
Corporation	Senior Loan (10.0%, Due 5/07 – 5/09)	15,965	15,965	15,965
(Telecommunications)	Common Stock (19,180,000 shares)		37,256	11,232

Sweet Traditions, LLC	Senior Loan (9.0%, Due 8/11)	39,022	35,172	35,172
(Retail)	Equity Interests		450	450
	Standby Letter of Credit ($120)

Triview Investments, Inc.(8)	Senior Loan (9.6%, Due 6/07 – 12/07)	14,758	14,747	14,747
(Broadcasting & Cable/Business	Subordinated Debt (16.0%, Due 9/11 – 7/12)	56,288	56,008	56,008
Services/Consumer Products)	Subordinated Debt (7.9%, Due 11/07 – 7/08)(6)	4,327	4,327	4,342
	Common Stock (202 shares)		98,604	31,322
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,578,822	$1,490,180

Companies 5% to 25% Owned

Advantage Sales & Marketing, Inc.	Subordinated Debt (12.0%, Due 3/14)	$152,320	$151,648	$151,648
(Business Services)	Equity Interests		—	11,000

Air Medical Group Holdings LLC	Senior Loan (9.9%, Due 3/11)	1,828	1,763	1,763
(Healthcare Services)	Subordinated Debt (14.0%, Due 11/12)	35,180	35,128	35,128
	Equity Interests		3,470	5,950

Alpine ESP Holdings, Inc.	Preferred Stock (622 shares)		622	602
(Business Services)	Common Stock (13,513 shares)		14	—

Amerex Group, LLC	Subordinated Debt (12.0%, Due 1/13)	8,400	8,400	8,400
(Consumer Products)	Equity Interests		3,546	13,823

BB&T Capital Partners/Windsor
Mezzanine Fund, LLC (5)	Equity Interests		5,873	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	24,244	24,163	24,163
(Industrial Products)	Common Stock (5,073 shares)		5,813	3,700

BI Incorporated	Subordinated Debt (13.5%, Due 2/14)	30,269	30,135	30,135
(Business Services)	Common Stock (40,000 shares)		4,000	4,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $67.3 million and a value of $7.5 million, Triax Holdings, LLC (Consumer Products) with a cost of $98.9 million and a value of $91.5 million, and Crescent Hotels & Resorts, LLC and affiliates (Business Services) with a cost of $7.5 million and a value of $7.3 million.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

CitiPostal, Inc. and Affiliates	Senior Loan (11.1%, Due 8/13-11/14)	$20,670	$20,569	$20,569
(Business Services)	Equity Interests		4,447	4,700

Creative Group, Inc.	Subordinated Debt (12.0%, Due 9/13)	15,000	13,656	13,656
(Business Services)	Warrant		1,387	1,387

Drew Foam Companies, Inc.	Preferred Stock (722 shares)		722	722
(Business Services)	Common Stock (7,287 shares)		7	7

MedBridge Healthcare, LLC	Senior Loan (6.0%, Due 8/09)(6)	7,164	7,164	7,164
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	5,184	5,184	1,813
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		1,306	—

Multi-Ad Services, Inc.	Unitranche Debt (11.3%, Due 11/11)	20,000	19,879	19,879
(Business Services)	Equity Interests		2,000	2,000

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,998	10,978	10,978
(Consumer Products)	Equity Interests		1,755	1,486

PresAir LLC	Senior Loan (7.5%, Due 12/10)(6)	5,810	5,492	2,206
(Industrial Products)	Equity Interests		1,336	—

Progressive International
Corporation	Subordinated Debt (16.0%, Due 12/09)	7,553	7,533	7,533
(Consumer Products)	Preferred Stock (500 shares)		500	1,024
	Common Stock (197 shares)		13	2,300
	Warrants		—	—

Regency Healthcare Group, LLC	Senior Loan (11.1%, Due 6/12)	1,250	1,232	1,232
(Healthcare Services)	Unitranche Debt (11.1%, Due 6/12)	20,000	19,908	19,908
	Equity Interests		1,500	1,616

SGT India Private Limited(4)	Common Stock (109,524 shares)		3,944	3,346
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt (11.6%, Due 11/10)	18,500	17,569	17,569
(Healthcare Services)	Equity Interests		2,163	2,541

Universal Environmental Services, LLC	Unitranche Debt (14.5%, Due 2/09)	10,989	10,962	10,211
(Business Services)	Equity Interests		1,795	—

Total companies 5% to 25% owned			$438,560	$449,813

Companies Less Than 5% Owned

3SI Security Systems, Inc.	Subordinated Debt (14.5%, Due 8/13)	$26,857	$26,740	$26,740
(Consumer Products)

AgData, L.P.	Unitranche Debt (10.3%, Due 7/12)	11,330	11,269	11,269
(Consumer Services)

Anthony, Inc.	Subordinated Debt (13.3%, Due 8/11 –
(Industrial Products)	9/12)	14,818	14,768	14,768

Axium Healthcare Pharmacy, Inc.	Senior Loan (12.0%, Due 12/12)	200	161	161
(Healthcare Services)	Unitranche Debt (12.0%, Due 12/12)	9,000	8,956	8,956
	Common Stock (26,500 shares)		2,650	2,650

Baird Capital Partners IV Limited Partnership(5) (Private Equity Fund)	Limited Partnership Interest		876	876

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Bantek West, Inc.	Subordinated Debt (11.6%, Due 1/11)(6)	$30,000	$30,000	$21,463
(Business Services)

Benchmark Medical, Inc.	Warrants		18	—
(Healthcare Services)

BenefitMall, Inc.	Unitranche Debt (13.3%, Due 8/12)	110,030	109,648	109,648
(Business Services)	Common Stock (45,528,000 shares)(11)		45,528	43,578
	Warrants(11)		—	—
	Standby Letters of Credit ($9,981)

Breeze-Eastern Corporation(3)	Senior Loan (10.1%, Due 5/11)	10,000	10,000	10,000
(Industrial Products)

Broadcast Electronics, Inc.	Senior Loan (9.1%, Due 7/12)	4,963	4,930	4,930
(Business Services)

C&K Market, Inc.	Subordinated Debt (14.0%, Due 12/08)	27,819	27,738	27,738
(Retail)

Callidus Debt Partners
CDO Fund I, Ltd. (4)(9)	Class C Notes (12.9%, Due 12/13)	18,800	18,951	18,951
(Senior Debt Fund)	Class D Notes (17.0%, Due 12/13)	9,400	9,476	9,476

Callidus Debt Partners
CLO Fund III, Ltd.(4)(9) (Senior Debt Fund)	Preferred Shares (23,600,000 shares, 12.7%) (12)		23,285	23,010

Callidus Debt Partners
CLO Fund IV, Ltd. (4)(9)	Income Notes (13.8%)(12)		12,986	12,986
(Senior Debt Fund)

Callidus Debt Partners
CLO Fund V, Ltd.(4)(9)	Income Notes (15.8%)(12)		13,769	13,769
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (10.9%, Due 12/17)	17,000	17,000	17,155
(Senior Debt Fund)	Income Notes (15.9%)(12)		50,960	47,421

Camden Partners Strategic Fund II,
L.P.(5)	Limited Partnership Interest		2,141	2,873
(Private Equity Fund)

Carlisle Wide Plank Floors, Inc.	Unitranche Debt (10.5%, Due 6/11)	14,000	13,900	13,900
(Consumer Products)	Preferred Stock (400,000 Shares)		400	400

Catterton Partners V, L.P.(5)	Limited Partnership Interest		3,306	3,412
(Private Equity Fund)

Catterton Partners VI, L.P.(5)	Limited Partnership Interest		531	531
(Private Equity Fund)

Centre Capital Investors IV, LP(5)	Limited Partnership Interest		1,991	1,889
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
(12)	Represents the effective yield earned on these preferred equity investments. The yield is included in interest income from companies less than 5% owned in the consolidated statement of operations.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Commercial Credit Group, Inc.	Subordinated Debt (14.8%, Due 2/11)	$5,000	$4,959	$4,959
(Financial Services)	Preferred Stock (32,500 shares)		3,900	3,900
	Warrants		—	—

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	34,158	34,067	34,067
(Education Services)

Compass Group Diversified
Holdings LLC(3)	Senior Loan (8.4%, Due 11/11)	8,500	8,375	8,375
(Financial Services)

Component Hardware Group, Inc.	Subordinated Debt (13.5%, Due 1/13)	18,158	18,075	18,075
(Industrial Products)

Cook Inlet Alternative Risk, LLC	Unitranche Debt (10.0%, Due 4/12)	67,500	67,146	67,146
(Business Services)	Equity Interests		2,000	2,300

Cortec Group Fund IV, L.P.(5)	Limited Partnership Interest		1,137	1,137
(Private Equity)

CSAV, Inc.	Subordinated Debt (11.9%, Due 6/13)	37,500	37,500	37,500
(Business Services)

DCWV Acquisition Corporation	Senior Loan (8.9%, Due 7/12)	2,074	2,060	2,060
(Consumer Products)	Unitranche Debt (11.0%, Due 7/12)	16,788	16,694	16,694

Deluxe Entertainment Services Group, Inc.	Subordinated Debt (13.6%, Due 7/11)	30,000	30,000	30,000
(Business Services)

Distant Lands Trading Co.	Senior Loan (10.6%, Due 11/11)	2,700	2,656	2,656
(Consumer Products)	Unitranche Debt (11.0%, Due 11/11)	54,375	54,130	54,130
	Common Stock (4,000 shares)		4,000	2,975

Drilltec Patents & Technologies
Company, Inc.	Subordinated Debt (18.0%, Due 8/06)	4,119	4,119	4,119
(Energy Services)	Subordinated Debt (16.5%, Due 8/06)(6)	10,994	10,918	9,121

Driven Brands, Inc.	Senior Loan (8.9%, Due 6/11)	37,070	36,918	36,918
d/b/a Meineke and Econo Lube	Subordinated Debt (12.1%, Due 6/12 – 6/13)	83,000	82,684	82,684
(Consumer Services)	Common Stock (11,675,331 shares)(11)		29,455	19,702
	Warrants(11)		—	—

Digital VideoStream, LLC	Unitranche Debt (11.0%, Due 2/12)	19,127	19,021	19,021
(Business Services)	Convertible Subordinated Debt (10.0%, Due 2/16)	3,730	3,714	3,714

Dynamic India Fund IV(4)(5)	Equity Interests		3,850	3,850
(Private Equity Fund)

EarthColor, Inc.	Senior Loan (7.4%, Due 11/11)	35,000	35,000	35,000
(Business Services)	Subordinated Debt (15.0%, Due 11/13)	107,000	106,478	106,478
	Common Stock (53,540 shares)(11)		53,540	53,540
	Warrants(11)		—	—

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		6,274	2,090
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Elexis Beta GmbH(4)	Options		$426	$50
(Industrial Products)

Farley’s & Sathers Candy Company, Inc.	Subordinated Debt (11.4%, Due 3/11)	$20,000	19,931	19,931
(Consumer Products)

Frozen Specialties, Inc.	Warrants		435	320
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	23,945	22,481	22,481
(Energy Services)	Warrants		2,350	1,900

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	2,743	2,743	2,743
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/11)	3,005	3,005	3,005
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		8,223	6,088
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (11.1%, Due 8/11)	19,654	18,615	18,615
(Industrial Products)	Equity Interests		1,049	3,000

Haven Eldercare of New England, LLC (10)	Subordinated Debt (12.0%, Due 8/09)	2,827	2,827	2,827
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0%, Due 4/07)	140	140	140
(Healthcare Services)

HealthASPex Services Inc.	Senior Loan (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (10.0%, Due 9/11)	44,580	44,427	44,427
(Consumer Products)

The Homax Group, Inc.	Senior Loan (9.2%, Due 10/12)	12,485	12,485	12,485
(Consumer Products)	Subordinated Debt (12.0%, Due 4/14)	14,000	13,171	13,171
	Preferred Stock (89 shares)		89	89
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,106

Hot Stuff Foods, LLC	Senior Loan (8.9%, Due 2/11-2/12)	48,580	48,351	48,351
(Consumer Products)	Subordinated Debt (13.7%, Due 8/12 – 2/13)	60,606	60,353	60,353
	Subordinated Debt (16.0%, Due 2/13)(6)	20,841	20,749	8,460
	Common Stock (1,122,452 shares)(11)		56,186	—
	Warrants(11)		—	—

Ideal Snacks Corporation	Senior Loan (9.0%, Due 6/10)	5,850	5,815	5,815
(Consumer Products)

Integrity Interactive Corporation	Unitranche Debt (10.5%, Due 2/12)	29,500	29,314	29,314
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,986	21,914	21,914
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	2,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Kodiak Fund LP(5)	Equity Interests		$4,700	$4,656
(Private Equity Fund)

Line-X, Inc.	Senior Loan (9.1%, Due 8/11)	$2,000	1,981	1,981
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	48,509	48,306	48,306
	Standby Letter of Credit ($1,500)

MedAssets, Inc.	Preferred Stock (227,865 shares)		2,049	3,623
(Business Services)	Common Stock (50,000 shares)		—	250

MHF Logistical Solutions, Inc.	Subordinated Debt (11.5%, Due 6/12)	33,600	33,448	33,448
(Business Services)	Subordinated Debt (18.0%, Due 6/13)(6)	11,211	11,155	8,719
	Common Stock (20,934 shares)(11)		20,942	—
	Warrants(11)		—	—

Mid-Atlantic Venture Fund IV, L.P.(5)	Limited Partnership Interest		6,974	3,221
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,336	15,100	16,318
(Energy Services)	Warrants		1,774	6,250

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	37,154	37,357	37,357
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,068	12,559

Norwesco, Inc.	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,486	82,172	82,172
(Industrial Products)	Common Stock (559,603 shares)(11)		38,313	83,329
	Warrants(11)		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,834	1,947
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	800
(Business Services)

Odyssey Investment Partners Fund III,
LP(5)	Limited Partnership Interest		1,883	1,744
(Private Equity Fund)

Palm Coast Data, LLC	Senior Loan (8.9%, Due 8/10)	15,306	15,243	15,243
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	30,396	30,277	30,277
	Common Stock (21,743 shares)(11)		21,743	41,707
	Warrants(11)		—	—

Passport Health
Communications, Inc.	Subordinated Debt (14.0%, Due 4/12)	10,145	10,101	10,101
(Healthcare Services)	Preferred Stock (651,381 shares)		2,000	2,189

Performant Financial Corporation	Common Stock (478,816 shares)		734	—
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Postle Aluminum Company, LLC	Unitranche Debt (11.0%, Due 10/12)	$57,500	$57,189	$57,189
(Industrial Products)	Equity Interests		2,500	2,500

Pro Mach, Inc.	Subordinated Debt (12.5%, Due 6/12)	14,471	14,402	14,402
(Industrial Products)	Equity Interests		1,500	2,200

Promo Works, LLC	Unitranche Debt (10.3%, Due 12/11)	31,000	30,727	30,727
(Business Services)	Guaranty ($1,200)

S.B. Restaurant Company	Unitranche Debt (9.8%, Due 4/11)	41,501	41,094	41,094
(Retail)	Preferred Stock (54,125 shares)		135	135
	Warrants		619	1,200
	Standby Letters of Credit ($2,611)

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Service Center Metals, LLC	Subordinated Debt (15.5%, Due 9/11)	5,000	4,976	4,976
(Industrial Products)	Equity Interests		312	318

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	180

SPP Mezzanine Funding, L.P.(5)	Limited Partnership Interest		2,551	2,825
(Private Equity Fund)

SPP Mezzanine Funding II, L.P.(5)	Limited Partnership Interest		326	326
(Private Equity Fund)

Stag-Parkway, Inc.	Unitranche Debt (10.8%, Due 7/12)	63,000	62,711	62,711
(Business Services)

STS Operating, Inc.	Subordinated Debt (15.0%, Due 1/13)	30,156	30,021	30,021
(Industrial Products)

The Step2 Company, LLC	Unitranche Debt (10.5%, Due 4/12)	67,898	67,457	67,457
(Consumer Products)	Equity Interests		2,000	1,763

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,468	14,468
(Business Services)	Warrants		710	3,300

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	12,947	12,892	12,892
(Consumer Products)	Equity Interests		1,190	747

Universal Air Filter Company	Unitranche Debt (11.0%, Due 11/11)	19,117	19,026	19,026
(Industrial Products)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		5,477	5,158
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	365
(Private Equity Fund)

VICORP Restaurants, Inc.	Warrants		33	—
(Retail)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2006
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		$1,329	$458
(Private Equity Fund)

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	39,407	39,407
(Consumer Products)	Warrants		1,219	5,120

Wilton Industries, Inc.	Subordinated Debt (16.0%, Due 6/08)	2,400	2,400	2,400
(Consumer Products)

Woodstream Corporation	Subordinated Debt (13.5%, Due 11/12 – 5/13)	53,114	52,989	52,989
(Consumer Products)	Common Stock (180 shares)		673	3,885
	Warrants		—	2,815

York Insurance Services Group, Inc.	Subordinated Debt (14.5%, Due 1/14)	44,249	44,045	44,045
(Business Services)	Common Stock (15,000 shares)		1,500	1,500

Other companies	Other debt investments(6)	223	223	218
	Other equity investments		8	—

Total companies less than 5% owned			$2,479,981	$2,437,908

Total private finance (145 portfolio companies)			$4,497,363	$4,377,901

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2006
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	3	$20,470	$19,692
	7.00%–8.99%	9	24,092	24,073
	9.00%–10.99%	4	24,117	24,117
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(13)		18	$72,649	$71,852

Real Estate Owned			$15,708	$19,660

Equity Interests(2) — Companies more than 25% owned (Guarantees — $6,871)			$15,189	$26,671

Total commercial real estate finance			$103,546	$118,183

Total portfolio			$4,600,909	$4,496,084

	Yield	Cost	Value

Liquidity Portfolio
American Beacon Money Market Select FD Fund(14)	5.3%	$85,672	$85,672
Certificate of Deposit (Due March 2007)(14)	5.6%	40,565	40,565
American Beacon Money Market Fund(14)	5.2%	40,384	40,384
SEI Daily Income Tr Prime Obligation Fund(14)	5.2%	34,671	34,671
Blackrock Liquidity Funds(14)	5.2%	476	476

Total liquidity portfolio		$201,768	$201,768

Other Investments in Money Market Securities(14)
Columbia Treasury Reserves Money Market Fund	5.2%	$441	$441
Columbia Money Market Reserves	5.2%	$1	$1

 (1)       Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(13) Commercial mortgage loans totaling $18.9 million at value were on non-accrual status and therefore were considered non-income producing.
(14) Included in investments in money market and other securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Senior Loan (6.0%, Due 12/07)(6)	$3,750	$3,750	$—
(Telecommunications)	Subordinated Debt (10.0%, Due 1/08)(6)	881	881	—
	Common Stock (23,513 shares)		27	—

Advantage Sales & Marketing, Inc.	Subordinated Debt (10.5%, Due 9/09)	60,000	59,787	59,787
(Business Services)	Subordinated Debt (18.5%, Due 12/09)	124,000	124,000	124,000
	Common Stock (18,924,976 shares)		73,932	476,578

Alaris Consulting, LLC	Senior Loan (15.8%, Due 12/05 – 12/07) (6)	27,055	27,050	—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Senior Loan (0.7%, Due 12/04 – 12/05) (6)	4,999	4,600	4,097
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		658	892
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Business Loan Express, LLC	Subordinated Debt (6.9%, Due 4/06)	10,000	10,000	10,000
(Financial Services)	Class A Equity Interests	60,693	60,693	60,693
	Class B Equity Interests		119,436	146,910
	Class C Equity Interests		109,301	139,521
	Guaranty ($135,437 — See Note 3)
	Standby Letters of Credit ($34,050 — See Note 3)

Callidus Capital Corporation	Senior Loan (12.0%, Due 12/06)	600	600	600
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	4,832	4,832	4,832
	Common Stock (10 shares)		2,049	7,968

Diversified Group Administrators, Inc.	Preferred Stock (1,000,000 shares)		700	728
(Business Services)	Preferred Stock (1,451,380 shares)		841	841
	Common Stock (1,451,380 shares)		—	502

Financial Pacific Company (Financial Services)	Subordinated Debt (17.4%, Due 2/12 – 8/12)	70,175	69,904	69,904
	Preferred Stock (10,964 shares)		10,276	13,116
	Common Stock (14,735 shares)		14,819	44,180

ForeSite Towers, LLC	Equity Interests		7,620	9,750
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07) (6)	$15,957	$15,957	$15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,201	11,198	11,198
	Preferred Equity Interest		14,067	4,303
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08) (6)	11,392	11,421	4,161
(Business Services)	Common Stock (1,000 shares)		6,542	—

Healthy Pet Corp.	Senior Loan (10.1%, Due 8/10)	4,086	4,086	4,086
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	38,716	38,535	38,535
	Common Stock (25,766 shares)		25,766	25,766

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	5,343
	Warrants		1,155	2,057

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	742

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	58,534	58,298	58,298
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	26,791
	Common Stock (6,200 shares)		6,325	236

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	13,742	13,742	—
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	5,029
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,229	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	621	621	621
(Business Services)	Equity Interest		1,810	2,226

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	31,720	31,720	31,720
(Business Services)	Subordinated Debt (16.0%, Due 4/09)	46,703	46,519	46,519
	Common Stock (57,970 shares)		35,053	88,898
	Standby Letters of Credit ($1,397)

MVL Group, Inc.	Senior Loan (12.1%, Due 7/09)	27,519	27,218	27,218
(Business Services)	Subordinated Debt (14.4%, Due 7/09)	32,905	32,417	32,417
	Common Stock (648,661 shares)		643	3,211

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		2,576	1,864
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/05 - 12/06)	32,640	23,792	23,792
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,224	7,364
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Redox Brands, Inc.	Preferred Stock (2,726,444 shares)		$7,903	$12,097
(Consumer Products)	Warrants		584	500

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$27,041	26,906	26,906
(Business Services)	Common Stock (63,888 shares)		13,662	13,319

Staffing Partners Holding	Subordinated Debt (13.5%, Due 1/07)(6)	6,343	6,343	6,343
Company, Inc.	Preferred Stock (439,600 shares)		4,968	1,812
(Business Services)	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Senior Loan (10.0%, Due 5/07 – 5/09)	25,226	25,226	21,685
Corporation	Common Stock (19,180,000 shares)		37,255	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt (15.3%, Due 3/12)	6,593	6,593	6,593
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	64,963
	Options		—	560

Triview Investments, Inc.(8)	Senior Loan (8.6%, Due 12/06)	7,449	7,449	7,449
(Broadcasting & Cable/	Subordinated Debt (15.0%, Due 7/12)	31,000	30,845	30,845
Consumer Products)	Subordinated Debt (16.8%, Due 7/08 –
	7/12)(6)	19,600	19,520	19,520
	Common Stock (202 shares)		93,889	29,171
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,489,782	$1,887,651

Companies 5% to 25% Owned

Air Evac Lifeteam	Subordinated Debt (13.8%, Due 7/10)	$42,414	$42,267	$42,267
(Healthcare Services)	Equity Interests		3,941	4,025

Aspen Pet Products, Inc.	Subordinated Debt (19.0%, Due 6/08)	20,051	19,959	19,959
(Consumer Products)	Preferred Stock (2,935 shares)		2,154	1,638
	Common Stock (1,400 shares)		140	17
	Warrants		—	—

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	23,639	23,543	23,543
(Industrial Products)	Common Stock (5,073 shares)		5,813	2,200

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	3,219
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. (formerly GAC Investments, Inc.) holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $66.5 million and value of $16.0 million and Triax Holdings, LLC (Consumer Products) with a cost of $85.2 million and a value of $71.0 million. The guaranty and standby letter of credit relate to Longview Cable & Data, LLC.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedBridge Healthcare, LLC	Senior Loan (4.0%, Due 8/09)	$7,093	$7,093	$7,093
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	4,809	4,809	534
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		800	—

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,617	10,588	10,588
(Consumer Products)	Equity Interests		1,708	1,367

Pres Air Trol LLC	Unitranche Debt (12.0%, Due 4/10)	6,138	5,820	5,820
(Industrial Products)	Equity Interests		1,356	318

Progressive International	Subordinated Debt (16.0%, Due 12/09)	7,401	7,376	7,376
Corporation	Preferred Stock (500 shares)		500	884
(Consumer Products)	Common Stock (197 shares)		13	13
	Warrants		—	—

Soteria Imaging Services, LLC	Subordinated Debt (11.8%, Due 11/10)	14,500	13,447	13,447
(Healthcare Services)	Equity Interests		2,153	2,308

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)	10,900	10,862	10,862
(Business Services)	Equity Interests		1,797	1,328

Total companies 5% to 25% owned			$168,373	$158,806

Companies Less Than 5% Owned

Advanced Circuits, Inc.	Senior Loans (10.1%, Due 9/11 – 3/12)	$18,732	$18,642	$18,642
(Industrial Products)	Common Stock (40,000 shares)		1,000	1,000

Anthony, Inc. (Industrial Products)	Subordinated Debt (12.9%, Due 9/11 – 9/12)	14,670	14,610	14,610

Benchmark Medical, Inc.	Warrants		18	190
(Healthcare Services)

BI Incorporated	Subordinated Debt (14.0%, Due 2/12)	16,203	16,133	16,133
(Business Services)

Border Foods, Inc. (Consumer Products)	Subordinated Debt (13.0%, Due 12/10)(6)	13,428	12,721	—
	Preferred Stock (140,214 shares)		2,893	—
	Common Stock (1,810 shares)		45	—
	Warrants		910	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

C&K Market, Inc.	Subordinated Debt (13.0%, Due 12/08)	$14,694	$14,638	$14,638
(Retail)

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,973	18,973
CDO Fund I, Ltd.(4)(9)	Class D Notes (17.0%, Due 12/13)	9,400	9,487	9,487
(Senior Debt Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,233	24,233
CLO Fund III, Ltd. (4)(9)
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (9.7%, Due 12/17)	17,000	17,000	17,000
(Senior Debt Fund)	Income Notes		48,108	48,108

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	2,726
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		2,650	2,691
(Private Equity Fund)

CBS Personnel Holdings, Inc. (Business Services)	Subordinated Debt (14.5%, Due 12/09)	20,617	20,541	20,541

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	32,852	32,738	32,738
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,783
(Industrial Products)	Common Stock (2,000 shares)		200	700

Cooper Natural Resources, Inc.	Subordinated Debt (0%, Due 11/07)	840	840	840
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Subordinated Debt (14.6%, Due 2/11)	27,309	27,261	27,261
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,866
	Warrants		2,950	3,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital, a portfolio company of Allied Capital.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Drilltec Patents & Technologies Company, Inc.	Subordinated Debt (17.0%, Due 8/06)(6)	$1,500	$1,500	$1,500
(Energy Services)	Subordinated Debt (10.0%, Due 8/06)(6)	10,994	10,918	9,792

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,649	83
(Private Equity Fund)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Event Rentals, Inc.	Senior Loans (9.9%, Due 11/11)	18,341	18,244	18,244
(Consumer Services)

Frozen Specialties, Inc.	Warrants		435	470
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	25,618	23,875	23,875
(Energy Services)	Warrants		2,350	2,500

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	3,680	3,680	3,680
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/09)	2,756	2,756	2,756
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		6,914	4,161
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (10.4%, Due 8/11)	33,000	31,794	31,794
(Industrial Products)	Equity Interests		1,048	1,048

Haven Eldercare of New England, LLC (10)	Subordinated Debt (12.0%, Due 8/09)(6)	4,320	4,320	4,320
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0% Due 4/07)(6)	1,319	1,319	485
(Healthcare Services)

HealthASPex Services Inc.	Senior Loans (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (13.5%, Due 9/11)	44,000	43,815	43,815
(Consumer Products)

Homax Holdings, Inc.	Subordinated Debt (12.0%, Due 8/11)	14,000	13,039	13,039
(Consumer Products)	Preferred Stock (89 shares)		89	92
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,492

Icon International, Inc.	Common Stock (25,707 shares)		76	16
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,546	21,460	21,460
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	1,900

Line-X, Inc.	Senior Loan (8.1%, Due 8/11)	4,134	4,111	4,111
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	51,475	51,229	51,229
	Standby Letter of Credit ($1,500)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedAssets, Inc.	Preferred Stock (227,865 shares)		$2,049	$2,893
(Business Services)	Warrants		136	180

Meineke Car Care Centers, Inc.	Senior Loan (8.0%, Due 6/11)	$28,000	27,865	27,865
(Consumer Services)	Subordinated Debt (11.9%, Due 6/12 – 6/13)	72,000	71,675	71,675
	Common Stock (10,696,308 shares)(11)		26,985	26,629
	Warrants		—	—

MHF Logistical Solutions, Inc.	Unitranche Debt (10.0%, Due 5/11)	22,281	22,177	22,177
(Business Services)	Preferred Stock (431 shares)		431	455
	Common Stock (1,438 shares)		144	211

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,600	3,339
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,855	15,472	15,472
(Energy Services)	Warrants		1,774	3,550

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	38,500	38,743	38,743
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,076	12,076

N.E.W. Customer Service Companies, Inc.	Subordinated Debt (11.0%, Due 7/12)	40,000	40,016	40,016
(Business Services)

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,343
Inc.(3)	Warrants		575	1,296
(Education)

Norwesco, Inc. (Industrial Products)	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,061	81,683	81,683
	Common Stock (559,603 shares)(11)		38,313	38,313
	Warrants		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,669	1,809
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	1,000
(Business Services)

Opinion Research Corporation(3)	Warrants		996	45
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Palm Coast Data, LLC	Senior Loan (7.6%, Due 8/10)	16,100	16,024	16,024
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	29,600	29,461	29,461
	Common Stock (21,743 shares)(11)		21,743	21,743
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	2,500
(Business Services)

Pro Mach, Inc.	Subordinated Debt (13.8%, Due 6/12)	19,275	19,193	19,193
(Industrial Products)	Equity Interests		1,500	1,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Promo Works, LLC	Senior Loan (8.5%, Due 12/11)	$900	$851	$851
(Business Services)	Unitranche Debt (10.3%, Due 12/11)	31,000	30,728	30,728
	Guaranty ($1,650)

RadioVisa Corporation	Unitranche Debt (15.5%, Due 12/08)	27,093	26,993	26,993
(Broadcasting & Cable)

Red Hawk Industries, LLC	Unitranche Debt (11.0%, Due 4/11)	56,343	56,063	56,063
(Business Services)

S.B. Restaurant Company (Retail)	Subordinated Debt (14.6%, Due 11/08 – 12/09)	29,085	28,615	28,615
	Preferred Stock (54,125 shares)		135	135
	Warrants		619	700

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	37

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		3,007	2,969
(Private Equity Fund)

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,323	14,323
(Business Services)	Warrants		710	1,700

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	10,000	9,951	9,951
(Consumer Products)	Equity Interests		889	889

United Site Services, Inc.	Subordinated Debt (12.4%, Due 8/11)	49,712	49,503	49,503
(Business Services)	Common Stock (160,588 shares)		1,000	1,200

Universal Air Filter Company	Senior Loans (7.9%, Due 11/11)	400	390	390
(Industrial Products)	Unitranche Debt (11.0%, Due 11/11)	19,867	19,768	19,768

Universal Tax Systems, Inc.	Subordinated Debt (14.5%, Due 7/11)	19,068	18,995	18,995
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,977	4,686
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	397
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	691
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	676
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	$38,992	$38,992
(Consumer Products)	Warrants		1,219	2,000

Wilshire Restaurant Group, Inc. (Retail)	Subordinated Debt (20.0%, Due 6/07)(6)	22,471	21,930	21,930
	Warrants		735	538

Wilton Industries, Inc.	Subordinated Debt (19.3%, Due 6/08)	4,800	4,800	4,800
(Consumer Products)

Woodstream Corporation (Consumer Products)	Subordinated Debt (13.2%, Due 11/12 – 5/13)	52,397	52,251	52,251
	Common Stock (180 shares)		673	3,336
	Warrants		—	2,365

Other companies	Other debt investments	382	382	382
	Other debt investments(6)	470	470	348
	Other equity investments		8	—
	Guaranty ($135)

Total companies less than 5% owned			$1,448,268	$1,432,833

Total private finance (118 portfolio companies)			$3,106,423	$3,479,290

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2005
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	5	$23,121	$21,844
	7.00%–8.99%	24	48,156	48,156
	9.00%–10.99%	5	25,999	25,967
	11.00%–12.99%	1	338	338
	13.00%–14.99%	1	2,294	2,294
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(12)		38	$103,878	$102,569

Real Estate Owned			$14,240	$13,932

Equity Interests(2) — Companies more than 25% owned (Guarantees — $7,054)			$13,577	$10,564

Total commercial real estate finance			$131,695	$127,065

Total portfolio			$3,238,118	$3,606,355

	Yield	Cost	Value

Liquidity Portfolio
U.S. Treasury bills (Due June 2006)	4.25%	$100,000	$100,305
SEI Daily Income Tr Prime Obligation Fund(13)	4.11%	100,000	100,000

Total liquidity portfolio		$200,000	$200,305

Other Investments in Money Market Securities(13)
PNC Bank Corporate Money Market Deposit Account	4.15%	$21,967	$21,967

 (1)       Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(12) Commercial mortgage loans totaling $20.8 million at value were on non-accrual status and therefore were considered non-income producing.
(13) Included in investments in money market securities on the accompanying Consolidated Balance Sheet.
The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Note 1. Organization
      Allied Capital Corporation, a Maryland corporation, is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established for specific purposes including holding real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as transaction, management, consulting, and other services, including underwriting and arranging senior loans, to the Company and its portfolio companies.
      In addition, ACC had a subsidiary, Allied Investments L.P. (“Allied Investments”), which was licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). As of September 30, 2006, Allied Investments surrendered its SBIC license and on October 1, 2006, Allied Investments was merged into ACC.
      ACC and its subsidiaries, collectively, are referred to as the “Company.” The Company consolidates the results of its subsidiaries for financial reporting purposes.
      Pursuant to Article 6 of Regulation S-X, the financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements. Portfolio investments are held for purposes of deriving investment income and future capital gains.
      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in debt and equity securities of private companies in a variety of industries.
Note 2. Summary of Significant Accounting Policies
  Basis of Presentation
      The consolidated financial statements include the accounts of the Company. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2005 and 2004 balances to conform with the 2006 financial statement presentation.
      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.
      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Valuation Of Portfolio Investments
      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies and CDO and CLO bonds and preferred shares/income notes. The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount. The value of loan and debt securities may be greater than the Company’s cost basis if the amount that would be repaid on the loan or debt security upon the sale of the portfolio company is greater than the Company’s cost basis.
      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using a method that approximates the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities
      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.
      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.
     Commercial Mortgage-Backed Securities (“CMBS”), Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)
      CDO and CLO bonds and preferred shares/ income notes (“CDO/ CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CDO/ CLO Assets as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment, re-investment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CDO/CLO Assets on an individual security-by-security basis.
      The Company recognizes interest income on the preferred shares/income notes using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the preferred share/income note from the date the estimated yield was changed. CDO and CLO bonds have stated interest rates.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Net change in unrealized appreciation or depreciation also reflects the change in the value of U.S. Treasury bills and deposits of proceeds from sales of borrowed Treasury securities, and depreciation on accrued interest and dividends receivable and other assets where collection is doubtful.

Fee Income
      Fee income includes fees for loan prepayment premiums, guarantees, commitments, and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Loan prepayment premiums are recognized at the time of prepayment. Guaranty and commitment fees are generally recognized as income over the related period of the guaranty or commitment, respectively. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

Guarantees
      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5.

Financing Costs
      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Dividends to Shareholders
      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans
      The Company has a stock-based employee compensation plan. See Note 9. Effective January 1, 2006, the Company adopted the provisions of FASB Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”). The Statement was adopted using the modified prospective method of application, which required the Company to recognize compensation costs on a prospective basis beginning January 1, 2006. Accordingly, the prior year financial statements have not been restated. Under this method, the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
unamortized cost of previously awarded options that were unvested as of January 1, 2006, is recognized over the remaining service period in the statement of operations beginning in 2006, using the fair value amounts determined for pro forma disclosure under Statement No. 123. With respect to options granted on or after January 1, 2006, compensation cost based on estimated grant date fair value is recognized over the related service period in the statement of operations. The effect of this adoption for the year ended December 31, 2006, was as follows:

2006
($ in millions, except per share amounts)
Employee Stock Option Expense:
Previously awarded, unvested options as of January 1, 2006	$13.2
Options granted on or after January 1, 2006	2.4

Total employee stock option expense	$15.6

Per basic share	$0.11
Per diluted share	$0.11
      In addition to the employee stock option expense, for the year ended December 31, 2006, administrative expense included $0.2 million of expense related to options granted to directors during the year. Options granted to non-officer directors vest on the grant date and therefore, the full expense is recorded on the grant date.
      Prior to January 1, 2006, the Company accounted for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. Prior to January 1, 2006, no stock-based compensation cost was reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based compensation for the years ended December 31, 2005 and 2004.

	2005	2004
($ in millions, except per share amounts)
Net increase in net assets resulting from operations as reported	$872.8	$249.5
Less total stock-based compensation expense determined under fair value based method for all awards, net of related tax effects	(12.7)	(16.9)

Pro forma net increase in net assets resulting from operations	860.1	232.6
Less preferred stock dividends	—	(0.1)

Pro forma net income available to common shareholders	$860.1	$232.5

Basic earnings per common share:
As reported	$6.48	$1.92
Pro forma	$6.39	$1.79
Diluted earnings per common share:
As reported	$6.36	$1.88
Pro forma	$6.27	$1.76
      The stock option expense for 2006 and the pro forma expenses for 2005 and 2004 shown in the tables above were based on the underlying value of the options granted by the Company. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option pricing model and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2006, 2005, and 2004:

	2006	2005	2004

Expected term (in years)	5.0	5.0	5.0
Risk-free interest rate	4.8%	4.1%	2.9%
Expected volatility	29.1%	35.1%	37.0%
Dividend yield	9.0%	9.0%	8.8%
Weighted average fair value per option	$3.47	$3.94	$4.17
      The expected term of the options granted represents the period of time that such options are expected to be outstanding. To determine the expected term of the options, the Company used historical data to estimate option exercise time frames, including considering employee terminations. The risk free rate was based on the U.S. Treasury bond yield curve at the date of grant. Expected volatilities were determined based on the historical volatility of the Company’s common stock over a historical time period consistent with the expected term. The dividend yield was determined based on the Company’s historical dividend yield over a historical time period consistent with the expected term.
      To determine the stock options expense, the calculated fair value of the options granted is applied to the options granted, net of assumed future option forfeitures. The Company estimates that the employee-related stock option expense under the Statement that will be recorded in the Company’s statement of operations will be approximately $11.3 million, $3.7 million, and $0.1 million for the years ended December 31, 2007, 2008, and 2009, respectively, which includes approximately $1.9 million, $1.0 million, and $0.1 million, respectively, related to options granted during the year ended December 31, 2006. This estimate may change if the Company’s assumptions related to future option forfeitures change. This estimate does not include any expense related to future stock option grants as the fair value of those stock options will be determined at the time of grant. The aggregate total stock option expense remaining as of December 31, 2006, is expected to be recognized over an estimated weighted-average period of 1.08 years.

Federal and State Income Taxes and Excise Tax
      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). ACC and any subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities.
      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
      Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Per Share Information
      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the year presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares, if any.

Use of Estimates in the Preparation of Financial Statements
      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
      The consolidated financial statements include portfolio investments at value of $4.5 billion and $3.6 billion at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, 92% and 90%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Recent Accounting Pronouncements
      In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of this interpretation to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the FASB issued Statement No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company does not expect the adoption of this statement to have a significant effect on the Company’s consolidated financial position or its results of operations.
      In September 2006, the SEC released SEC Staff Accounting Bulletin (SAB) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements, which addresses how uncorrected errors in previous years should be considered when quantifying errors in current year financial statements and requires registrants to consider the effect of all

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 2. Summary of Significant Accounting Policies, continued
carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. The SAB allows registrants to record the effects of adopting the guidance as a cumulative effect adjustment which must be reported as of the beginning of the first fiscal year ending after November 15, 2006. The adoption of the SAB had no effect on the Company’s consolidated financial position or its results of operations.
Note 3. Portfolio

Private Finance
      At December 31, 2006 and 2005, the private finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$450.0	$405.2	8.4%	$284.7	$239.8	9.5%
Unitranche debt(2)	800.0	799.2	11.2%	294.2	294.2	11.4%
Subordinated debt	2,038.3	1,980.8	12.9%	1,610.2	1,560.9	13.8%

Total loans and debt securities (3)	3,288.3	3,185.2	11.9%	2,189.1	2,094.9	13.0%
Equity securities	1,209.1	1,192.7		917.3	1,384.4

Total	$4,497.4	$4,377.9		$3,106.4	$3,479.3

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest on accruing loans and debt securities plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2006 and 2005, the cost and value of subordinated debt included the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests was included in interest income. During the fourth quarter of 2006, the Class A equity interests were placed on non-accrual status. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt terms.

(3)	The total principal balance outstanding on loans and debt securities was $3,322.3 million and $2,216.3 million at December 31, 2006 and 2005, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $34.0 million and $27.2 million at December 31, 2006 and 2005, respectively.
     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance debt and equity investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.
      The Company’s private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      At December 31, 2006 and 2005, 86% and 87%, respectively, of the private finance loans and debt securities had a fixed rate of interest and 14% and 13%, respectively, had a floating rate of interest. Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Senior loans generally have contractual maturities of three to six years and interest is generally paid to the Company monthly or quarterly. Unitranche debt generally carries a fixed rate of interest and may require payments of both principal and interest throughout the life of the loan. However, unitranche instruments generally allow for principal to be repaid at a slower rate than would generally be allowed under a more traditional senior loan/subordinated debt structure. Unitranche debt generally has contractual maturities of five to six years and interest is generally paid to the Company quarterly. Subordinated debt generally carries a fixed rate of interest generally with contractual maturities of five to ten years and generally has interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to the Company quarterly.
      Equity securities consist primarily of securities issued by private companies and may be subject to certain restrictions on their resale and are generally illiquid. The Company may make equity investments for minority stakes in portfolio companies or may receive equity features, such as nominal cost warrants, in conjunction with its debt investments. The Company may also invest in the equity (preferred and/or voting or non-voting common) of a portfolio company where the Company’s equity ownership may represent a significant portion of the equity, but may or may not represent a controlling interest. If the Company invests in non-voting equity in a buyout investment, the Company generally has the option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. The Company may incur costs associated with making buyout investments that will be included in the cost basis of the Company’s equity investment. These include costs such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.
      Mercury Air Centers, Inc. At December 31, 2006, the Company’s investment in Mercury Air Centers, Inc. (Mercury) totaled $84.3 million at cost and $244.2 million at value, which included unrealized appreciation of $159.9 million. At December 31, 2005, the Company’s investment in Mercury totaled $113.3 million at cost and $167.1 million at value, which included unrealized appreciation of $53.8 million. The Company completed the purchase of a majority ownership in Mercury in April 2004.
      Total interest and related portfolio income earned from the Company’s investment in Mercury for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income	$9.3	$8.8	$5.5
Fees and other income	0.6	0.7	1.9

Total interest and related portfolio income	$9.9	$9.5	$7.4

      Interest income from Mercury for the years ended December 31, 2006, 2005, and 2004, included interest income of $2.0 million, $1.6 million, and $1.0 million, respectively, which was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt.
      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in Mercury of $106.1 million, $53.8 million, and zero for the years ended December 31, 2006, 2005, and 2004, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Mercury owns and operates fixed base operations generally under long-term leases from local airport authorities, which consist of terminal and hangar complexes that service the needs of the general aviation community. Mercury is headquartered in Richmond Heights, OH.
      Business Loan Express, LLC. BLX originates, sells, and services primarily real estate secured loans, including real estate secured conventional small business loans, Small Business Administration’s 7(a) loans and small investment real estate loans. BLX is headquartered in New York, NY.
      The Company’s investment in BLX totaled $295.3 million at cost and $210.7 million at value, which included unrealized depreciation of $84.6 million, at December 31, 2006, and $299.4 million at cost and $357.1 million at value, which included unrealized appreciation of $57.7 million, at December 31, 2005. At December 31, 2006 and 2005, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management that will dilute the value available to the Class C equity interest holders. Subsequent to December 31, 2006, in the first quarter of 2007 the Company increased its investment in BLX by $12 million by acquiring additional Class A equity interests.
      At December 31, 2005, the Company had a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to BLX. There was $10.0 million outstanding under this facility at December 31, 2005. Outstanding borrowings under this facility were repaid in full and this facility matured on April 30, 2006.
      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
($ in millions)
Interest income on subordinated debt and Class A equity interests	$11.9	$14.3	$23.2
Dividend income on Class B equity interests	—	14.0	14.8
Fees and other income	7.8	9.2	12.0

Total interest and related portfolio income	$19.7	$37.5	$50.0

      Interest and dividend income from BLX for the years ended December 31, 2006, 2005, and 2004, included interest and dividend income of $5.7 million, $8.9 million, and $25.4 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests. In the fourth quarter of 2006, the Company placed its $66.6 million investment in BLX’s 25% Class A equity interests on non-accrual status, which resulted in lower interest income from its investment in BLX for 2006 as compared to 2005.
      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B equity interests, and 94.9% of the Class C equity interests. BLX’s taxable income is first allocated to the Class A equity interests to the extent that guaranteed dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C equity interests. BLX may declare dividends on its Class B equity interests. If declared, BLX would determine the amount of such dividends considering its estimated annual taxable income allocable to such interests. There were no dividends declared or paid in 2006.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Net change in unrealized appreciation or depreciation included a net decrease on the Company’s investment in BLX of $142.3 million and $32.3 million for the years ended December 31, 2006 and 2004, respectively, and a net increase of $2.9 million for the year ended December 31, 2005.
      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). The Office of the Inspector General of the SBA and the United States Secret Service have announced an ongoing investigation of allegedly fraudulently obtained SBA-guaranteed loans issued by BLX. Specifically, on or about January 9, 2007, BLX became aware of an indictment captioned as the United States v. Harrington, No. 2:06-CR-20662 pending in the United States District Court for the Eastern District of Michigan. The indictment alleges that a former BLX employee in the Detroit office engaged in the fraudulent origination of loans guaranteed, in substantial part, by the SBA. The Company understands that BLX is working cooperatively with the U.S. Attorney’s Office and the investigating agencies with respect to this matter. The Company understands that BLX is also working cooperatively with the SBA so that it may remain a preferred lender in the SBA 7(a) program and retain the ability to sell loans into the secondary market. The ultimate resolution of these matters could have a material adverse impact on BLX’s financial condition, and, as a result, the Company’s financial results could be negatively affected. The Company is monitoring the situation and has retained a third party to work with BLX to conduct a review of BLX’s current internal control systems, with a focus on preventing fraud and further strengthening the company’s operations.
      Further, on or about January 16, 2007, BLX and Business Loan Center LLC (BLC) became aware of a lawsuit titled, United States, ex rel James R. Brickman and Greenlight Capital, Inc. v. Business Loan Express LLC f/k/a Business Loan Express, Inc.; Business Loan Center LLC f/k/a Business Loan Center, Inc.; Robert Tannenhauser; Matthew McGee; and George Harrigan, 05-CV-3147 (JEC), that is pending in the United States District Court for the Northern District of Georgia. The complaint includes allegations arising under the False Claims Act and relating to alleged fraud in connection with SBA guarantees on shrimp vessel loans made by BLX and BLC. The Company understands that BLX and BLC plan to vigorously contest the lawsuit. The Company is monitoring the litigation.
      As an SBA lender, BLX is also subject to other SBA and OIG audits, investigations, and reviews. The Company has considered these matters in performing the valuation of BLX at December 31, 2006.
      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. At the date of BLX’s reorganization, the Company estimated that its future tax liability resulting from the built-in gains may total up to a maximum of $40 million. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains. While the Company has no obligation to pay the built-in gains tax until these assets or its interests in BLX are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of or its interests in BLX within the 10-year period. At December 31, 2006 and 2005, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.
      At December 31, 2006, BLX had a three-year $500.0 million revolving credit facility provided by third party lenders that matures in March 2009. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. The Company has provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. The total obligation guaranteed by the Company at December 31, 2006, was $189.7 million.
      This guaranty can be called by the lenders in the event of a default under the BLX credit facility, which includes certain defaults under the Company’s revolving credit facility. Among other requirements, the BLX facility requires that BLX maintain compliance with certain financial covenants such as interest coverage, maximum debt to net worth, asset coverage, and maintenance of certain asset quality metrics. In addition, BLX would have an event of default if BLX failed to maintain its lending status with the SBA and such failure could reasonably be expected to result in a material adverse effect on BLX, or if BLX failed to maintain certain financing programs for the sale or long-term funding of BLX’s loans. At December 31, 2006, BLX would not have met the required maximum debt to net worth covenant requirement had the Company not made the additional $12 million investment in BLX in the first quarter of 2007 discussed above. Under the terms of the facility, the $12 million investment in BLX caused BLX to satisfy the leverage covenant requirement and BLX has determined that it was in compliance with the terms of this facility at December 31, 2006.
      At December 31, 2005, BLX had a $275 million revolving credit facility, which was replaced by the current facility discussed above. The Company had provided a similar unconditional guaranty to this facility’s lenders in an amount equal to 50% of BLX’s total obligations under the facility. The total obligation guaranteed by the Company at December 31, 2005, was $135.4 million.
      At December 31, 2006 and 2005, the Company had also provided four standby letters of credit totaling $25.0 million and $34.1 million, respectively, in connection with four term securitization transactions completed by BLX. In consideration for providing the revolving credit facility guaranty and the standby letters of credit, the Company earned fees of $6.1 million, $6.3 million, and $6.0 million for the years ended December 31, 2006, 2005, and 2004, respectively, which were included in fees and other income above. The remaining fees and other income relate to management fees from BLX. The Company did not charge a management fee to BLX in the fourth quarter of 2006.
      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which was subject to dilution by a management option pool. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.
      At December 31, 2005, the Company’s investment in Advantage totaled $257.7 million at cost and $660.4 million at value, which included unrealized appreciation of $402.7 million.
      On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company was repaid its $184 million in subordinated debt outstanding and realized a gain at closing on its equity investment sold of $433.1 million, subject to post-closing adjustments. Subsequent to closing on this sale, the Company realized additional gains resulting from post-closing adjustments totaling $1.3 million in

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
2006. In addition, there is potential for the Company to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. The Company’s realized gain of $434.4 million as of December 31, 2006, subject to post-closing adjustments, excludes any earn-out amounts.
      As consideration for the common stock sold in the transaction, the Company received a $150 million subordinated note, with the balance of the consideration paid in cash. In addition, a portion of the Company’s cash proceeds from the sale of the common stock were placed in escrow, subject to certain holdback provisions. At December 31, 2006, the amount of the escrow included in other assets in the accompanying consolidated balance sheet was approximately $24 million.
      In connection with the sale transaction, the Company retained an equity investment in the business valued at $15 million at closing as a minority shareholder. During the fourth quarter of 2006, Advantage made a distribution on this minority equity investment, which resulted in a realized gain of $4.8 million.
      The Company’s investment in Advantage at December 31, 2006, which was composed of subordinated debt and a minority equity interest, totaled $151.6 million at cost and $162.6 million at value. This investment was included in companies 5% to 25% owned in the consolidated financial statements as the Company continues to hold a seat on Advantage’s board of directors.
      Total interest and related portfolio income earned from the Company’s investment in Advantage while the Company held a majority equity interest for the years ended December 31, 2006, 2005, and 2004, was $14.1 million, $37.4 million, and $21.3 million, respectively.
      Net change in unrealized appreciation or depreciation for the year ended December 31, 2006, included the reversal of $389.7 million of previously recorded unrealized appreciation associated with the realization of a gain on the sale of the Company’s majority equity interest in Advantage and for the years ended December 31, 2005 and 2004, included an increase in unrealized appreciation of $378.4 million and $24.3 million, respectively, related to the Company’s majority equity interest investment in Advantage.
      The Hillman Companies, Inc. On March 31, 2004, the Company sold its control investment in Hillman, which was one of the Company’s largest investments, for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction including a gain of $1.3 million realized after closing, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). At December 31, 2006 and 2005, the Company owned bonds and preferred shares/income notes in collateralized loan obligations (CLOs) and a collateralized debt obligation (CDO) as follows:

	2006		2005

	Cost	Value	Cost	Value
($ in millions)
Callidus Debt Partners CDO Fund I, Ltd.	$28.4	$28.4	$28.5	$28.5
Callidus Debt Partners CLO Fund III, Ltd.	23.3	23.0	24.2	24.2
Callidus Debt Partners CLO Fund IV, Ltd.	13.0	13.0	—	—
Callidus MAPS CLO Fund I LLC	68.0	64.6	65.1	65.1
Callidus Debt Partners CLO Fund V, Ltd.	13.8	13.8	—	—

Total	$146.5	$142.8	$117.8	$117.8

      These CLO and CDO investments are managed by Callidus Capital, a portfolio company controlled by the Company.
      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.
      At both December 31, 2006 and 2005, the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 85% of the face value of the securities issued in these CLOs and CDO. At December 31, 2006 and 2005, the face value of the CLO preferred shares/income notes held by the Company were subordinate to approximately 86% to 92% and 86% to 91%, respectively, of the face value of the securities issued in these CLOs.
      At December 31, 2006 and 2005, the underlying collateral assets of these CLO and CDO investments, consisting primarily of senior debt, were issued by 465 issuers and 336 issuers, respectively, and had balances as follows:

	2006	2005
($ in millions)
Bonds	$245.4	$230.7
Syndicated loans	1,769.9	704.0
Cash(1)	59.5	238.4

Total underlying collateral assets	$2,074.8	$1,173.1

(1)	Includes undrawn liability amounts.
     At December 31, 2006, there was one defaulted obligor in the underlying collateral assets of Callidus MAPS CLO Fund I, LLC. There were no other delinquencies in the underlying collateral assets in the other CLO and CDO issuances owned by the Company. At December 31, 2006, the total face value of defaulted obligations was $9.6 million, or approximately 0.5% of the total underlying collateral assets. At December 31, 2005, there were no delinquencies in the underlying collateral assets.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      The initial yields on the CLO and CDO bonds, preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO bond, preferred share or income note ages, the estimated future cash flows are updated based on the estimated performance of the underlying collateral assets, and the respective yield is adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.
      Loans and Debt Securities on Non-Accrual Status. At December 31, 2006 and 2005, private finance loans and debt securities at value not accruing interest were as follows:

	2006	2005
($ in millions)
Loans and debt securities in workout status
Companies more than 25% owned	$51.1	$15.6
Companies 5% to 25% owned	4.0	—
Companies less than 5% owned	31.6	11.4
Loans and debt securities not in workout status
Companies more than 25% owned	87.1	58.0
Companies 5% to 25% owned	7.2	0.5
Companies less than 5% owned	38.9	49.5

Total	$219.9	$135.0

      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at December 31, 2006 and 2005, were as follows:

	2006	2005

Industry
Business services	39%	42%
Consumer products	20	14
Financial services	9	14
Industrial products	9	10
Consumer services	6	6
Retail	6	3
Healthcare services	3	2
Energy services	2	2
Other(1)	6	7

Total	100%	100%

Geographic Region(2)
Mid-Atlantic	31%	29%
Midwest	30	21
Southeast	18	12
West	17	34
Northeast	4	4

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds which represented 3% of the private finance portfolio at both December 31, 2006 and 2005. These funds invest in senior debt representing a variety of industries.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued

Commercial Real Estate Finance
      At December 31, 2006 and 2005, the commercial real estate finance portfolio consisted of the following:

	2006			2005

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in millions)
Commercial mortgage loans	$72.6	$71.9	7.5%	$103.9	$102.6	7.6%
Real estate owned	15.7	19.6		14.2	13.9
Equity interests	15.2	26.7		13.6	10.6

Total	$103.5	$118.2		$131.7	$127.1

(1)	The weighted average yield on the commercial mortgage loans is computed as the (a) annual stated interest on accruing loans plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.
     Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2006, approximately 96% and 4% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2005, approximately 97% and 3% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2006 and 2005, loans with a value of $18.9 million and $20.8 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.
      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.
      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2006 and 2005, were as follows:

	2006	2005

Property Type
Hospitality	45%	37%
Office	20	11
Retail	19	16
Housing	13	30
Other	3	6

Total	100%	100%

Geographic Region
Southeast	36%	25%
Mid-Atlantic	35	31
Midwest	21	21
Northeast	8	5
West	—	18

Total	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 3. Portfolio, continued
      CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole. Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions.
      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, the Company agreed not to primarily invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, or through May 2008, subject to certain limitations and excluding the Company’s existing portfolio and related activities.
Note 4. Debt
      At December 31, 2006 and 2005, the Company had the following debt:

	2006				2005

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in millions)
Notes payable and debentures:
Privately issued unsecured notes payable	$1,041.4	$1,041.4	6.1%		$1,164.5	$1,164.5	6.2%
Publicly issued unsecured notes payable	650.0	650.0	6.6%		—	—	—
SBA debentures(2)	—	—	—%		28.5	28.5	7.5%

Total notes payable and debentures	1,691.4	1,691.4	6.3%		1,193.0	1,193.0	6.3%
Revolving line of credit(5)	922.5	207.7	6.4	%(3)	772.5	91.8	5.6	%(3)

Total debt	$2,613.9	$1,899.1	6.5	%(4)	$1,965.5	$1,284.8	6.5	%(4)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees, other facility fees and amortization of debt financing costs that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The SBA debentures were repaid in full during 2006.

(3)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest payable, there were annual costs of commitment fees, other facility fees and amortization of debt financing costs of $3.9 million and $3.3 million at December 31, 2006 and 2005, respectively.

(4)	The annual interest cost for total debt includes the annual cost of commitment fees, other facility fees and amortization of debt financing costs on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.

(5)	At December 31, 2006, $673.8 million remained unused and available on the revolving line of credit, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.
  Notes Payable and Debentures
      Privately Issued Unsecured Notes Payable. The Company has privately issued unsecured long-term notes to institutional investors. The notes have five- or seven-year maturities and have fixed rates of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity. At December 31, 2006, the notes had maturities from May 2008 to May 2013. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreements.
      The Company has also privately issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s other unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.
      On October 16, 2006, the Company repaid $150.0 million of unsecured long-term debt that matured. This debt had a fixed interest rate of 7.2%.
      On May 1, 2006, the Company issued $50.0 million of seven-year, unsecured notes with a fixed interest rate of 6.8%. This debt matures in May 2013. The proceeds from the issuance of the notes were used in part to repay $25 million of 7.5% unsecured long-term notes that matured on May 1, 2006.
      On October 13, 2005, the Company issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. The Company used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%.
      Publicly Issued Unsecured Notes Payable. During 2006, the Company completed public issuances of unsecured notes as follows:

	Amount	Coupon	Maturity Date
($ in millions)
July 25, 2006	$400.0	6.625%	July 15, 2011
December 8, 2006	250.0	6.000%	April 1, 2012

Total	$650.0

      The notes require payment of interest only semi-annually, and all principal is due upon maturity. The Company has the option to redeem these notes in whole or in part, together with a redemption premium, as stipulated in the notes.
      SBA Debentures. At December 31, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 6.4%. The debentures required semi-annual interest-only payments with all principal due upon maturity. During the years ended December 31, 2006 and 2005, the Company repaid $28.5 million and $49.0 million, respectively, of the SBA debentures. At December 31, 2006, the Company had no debentures payable to the SBA.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
      Scheduled Maturities. Scheduled future maturities of notes payable at December 31, 2006, were as follows:

Year	Amount Maturing

($ in millions)
2007	$—
2008	153.0
2009	268.9
2010	408.0
2011	472.5
Thereafter	389.0

Total	$1,691.4

Revolving Line of Credit
      At December 31, 2006, the Company had an unsecured revolving line of credit with a committed amount of $922.5 million that expires on September 30, 2008. At December 31, 2005, the commitments under the facility were $772.5 million. At the Company’s option, borrowings under the revolving line of credit generally bear interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.05% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America, N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount (whether used or unused). The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.
      The annual cost of commitment fees, other facility fees and amortization of debt financing costs was $3.9 million and $3.3 million at December 31, 2006 and 2005, respectively.
      The revolving credit facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 16.66% of the committed facility or $153.7 million. The letter of credit fee is 1.05% per annum on letters of credit issued, which is payable quarterly.
      The average debt outstanding on the revolving line of credit was $142.1 million and $33.3 million, respectively, for the years ended December 31, 2006 and 2005. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2006 and 2005, were $540.3 million and 6.3%, respectively, and $263.3 million and 4.4%, respectively. At December 31, 2006, the amount available under the revolving line of credit was $673.8 million, net of amounts committed for standby letters of credit of $41.0 million issued under the credit facility.

Fair Value of Debt
      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.9 billion and $1.3 billion at December 31, 2006 and 2005, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance
      The Company has various financial and operating covenants required by the privately issued unsecured notes payable and the revolving line of credit outstanding at December 31, 2006. These

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 4. Debt, continued
covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. These credit facilities provide for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, cross-defaults, bankruptcy events, failure to pay judgments, attachment of the Company’s assets, change of control and the issuance of an order of dissolution. Certain of these events of default are subject to notice and cure periods or materiality thresholds. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2006 and 2005, the Company was in compliance with these covenants.
      The Company has certain financial and operating covenants that are required by the publicly issued unsecured notes payable, including that the Company will maintain a minimum ratio of 200% of total assets to total borrowings, as required by the Investment Company Act of 1940, as amended, while these notes are outstanding. As of December 31, 2006, the Company was in compliance with these covenants.
Note 5. Guarantees and Commitments
      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2006 and 2005, the Company had issued guarantees of debt, rental obligations, and lease obligations aggregating $202.1 million and $148.6 million, respectively, and had extended standby letters of credit aggregating $41.0 million and $37.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $243.1 million and $185.7 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, $2.4 million and $2.5 million, respectively, had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.
      As of December 31, 2006, the guarantees and standby letters of credit expired as follows:

	Total	2007	2008	2009	2010	2011	After 2011
(in millions)
Guarantees	$202.1	$0.6	$3.0	$192.2	$—	$4.4	$1.9
Standby letters of credit(1)	41.0	4.0	37.0	—	—	—	—

Total(2)	$243.1	$4.6	$40.0	$192.2	$—	$4.4	$1.9

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.
(2)	The Company’s most significant commitments relate to its investment in Business Loan Express, LLC (BLX), which commitments totaled $214.7 million at December 31, 2006. At December 31, 2006, the Company guaranteed 50% of the outstanding total obligations on BLX’s revolving line of credit for a total guaranteed amount of $189.7 million and had also provided four standby letters of credit totaling $25.0 million in connection with four term securitizations completed by BLX. See Note 3.
     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.
      At December 31, 2006, the Company had outstanding commitments to fund investments totaling $435.0 million, including $426.0 million related to private finance investments and $9.0 related to

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 5. Guarantees and Commitments, continued
commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by April 2007. The aggregate outstanding principal balance of these sold loans was $4.2 million at December 31, 2006.
Note 6. Shareholders’ Equity
      Sales of common stock for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005(1)	2004
(in millions)
Number of common shares	10.9	—	3.0

Gross proceeds	$310.2	$—	$75.0
Less costs, including underwriting fees	(14.4)	—	(4.7)

Net proceeds	$295.8	$—	$70.3

(1)	The Company did not sell any common stock during the year ended December 31, 2005.
     The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Centers, Inc. during the year ended December 31, 2005, and 0.1 million shares of common stock with a value of $3.2 million as consideration for an investment in Legacy Partners Group, LLC during the year ended December 31, 2004.
      The Company issued 0.5 million shares, 3.0 million shares, and 1.6 million shares of common stock upon the exercise of stock options during the years ended December 31, 2006, 2005, and 2004, respectively.
      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the years ended December 31, 2006, 2005, and 2004, the Company issued new shares in order to satisfy dividend reinvestment requests. Dividend reinvestment plan activity for the years ended December 31, 2006, 2005, and 2004, was as follows:

	2006	2005	2004
(in millions, except per share amounts)
Shares issued	0.5	0.3	0.2
Average price per share	$30.58	$28.00	$26.34

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 7. Earnings Per Common Share
      Earnings per common share for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
(in millions, except per share amounts)
Net increase in net assets resulting from operations	$245.1	$872.8	$249.5
Less preferred stock dividends	—	—	(0.1)

Income available to common shareholders	$245.1	$872.8	$249.4

Weighted average common shares outstanding — basic	142.4	134.7	129.8
Dilutive options outstanding	3.2	2.6	2.7

Weighted average common shares outstanding — diluted	145.6	137.3	132.5

Basic earnings per common share	$1.72	$6.48	$1.92

Diluted earnings per common share	$1.68	$6.36	$1.88

Note 8. Employee Compensation Plans
      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $15 thousand annually for the 2006 plan year. Plan participants who were age 50 or older during the 2006 plan year were eligible to defer an additional $5 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2006, the maximum compensation was $0.2 million. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account as discussed below. Total 401(k) contribution expense for the years ended December 31, 2006, 2005, and 2004, was $1.2 million, $1.0 million, and $0.9 million, respectively.
      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan on compensation deemed ineligible for a 401(k) contribution. Contribution expense for the deferred compensation plan for the years ended December 31, 2006, 2005, and 2004, was $1.5 million, $0.7 million, and $0.7 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at December 31, 2006 and 2005, totaled $18.6 million and $16.6 million, respectively.
      The Company has an Individual Performance Award (“IPA”), which was established as a long-term incentive compensation program for certain officers. In conjunction with the program, the Board of

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).
      The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the years ended December 31, 2006, 2005, and 2004, 0.3 million shares, 0.3 million shares, and 0.5 million shares, respectively, were purchased in the DCP II.
      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.
      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock.
      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At December 31, 2006 and 2005, common stock held in DCP II was $28.3 million and $19.5 million, respectively, and the IPA liability was $33.9 million and $22.3 million, respectively. At December 31, 2006 and 2005, the DCP II held 1.0 million shares and 0.7 million shares, respectively, of the Company’s common stock.
      The IPA expense for the years ended December 31, 2006, 2005, and 2004, were as follows:

	2006	2005	2004
($ in millions)
IPA contributions	$8.1	$7.0	$13.4
IPA mark to market expense (benefit)	2.9	2.0	(0.4)

Total IPA expense	$11.0	$9.0	$13.0

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 8. Employee Compensation Plans, continued
      The Company also has an individual performance bonus (“IPB”) which was established in 2005. The IPB is distributed in cash to award recipients equally throughout the year as long as the recipient remains employed by the Company. If a recipient terminated employment during the year, any remaining cash payments under the IPB were forfeited. For the years ended December 31, 2006 and 2005, the IPB expense was $8.1 million and $6.9 million, respectively. The IPA and IPB expenses are included in employee expenses.
Note 9. Stock Option Plan
      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over a three year period. Options granted to non-officer directors vest on the grant date.
      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.
      At both December 31, 2006 and 2005, there were 32.2 million shares authorized under the Option Plan. At December 31, 2006 and 2005, the number of shares available to be granted under the Option Plan was 1.6 million and 3.0 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2006, 2005, and 2004, was as follows:

		Weighted	Weighted
		Average	Average
		Exercise	Contractual	Aggregate Intrinsic
		Price Per	Remaining	Value at
	Shares	Share	Term (Years)	December 31, 2006(1)

(in millions, except per share amounts)
Options outstanding at January 1, 2004	14.9	$20.68
Granted	8.2	$28.34
Exercised	(1.6)	$19.73
Forfeited	(1.1)	$26.07

Options outstanding at December 31, 2004	20.4	$23.55

Granted	6.8	$27.37
Exercised	(3.0)	$22.32
Forfeited	(1.9)	$27.83

Options outstanding at December 31, 2005	22.3	$24.52
Granted	1.8	$29.88
Exercised	(0.5)	$22.99
Forfeited	(0.4)	$27.67

Options outstanding at December 31, 2006	23.2	$24.92	6.27	$180.1

Exercisable at December 31, 2006	16.7	$23.70	5.60	$150.2

Exercisable and expected to be exercisable at December 31, 2006(2)	22.7	$24.85	6.24	$178.0

(1)	Represents the difference between the market value of the options at December 31, 2006, and the cost for the option holders to exercise the options.

(2)	The amount of options expected to be exercisable at December 31, 2006, is calculated based on an estimate of expected forfeitures.
     The fair value of the shares vested during the years ended December 31, 2006, 2005, and 2004, was $16.1 million, $16.2 million, and $18.7 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2006, 2005, and 2004, was $3.6 million, $18.4 million, and $12.2 million, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 9. Stock Option Plan, continued
      The following table summarizes information about stock options outstanding at December 31, 2006:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in millions, except per share amounts and years)
$16.81 — $17.88	2.4	3.28	$16.97	2.4	$16.97
$19.00 — $21.38	1.8	1.04	$21.30	1.8	$21.30
$21.52	3.3	5.95	$21.52	3.3	$21.52
$21.59 — $24.98	2.6	5.49	$22.43	2.4	$22.23
$25.50 — $27.38	1.8	7.35	$26.49	1.4	$26.47
$27.51	5.2	8.59	$27.51	1.7	$27.51
$28.98	4.3	7.19	$28.98	3.2	$28.98
$29.23 — $30.52	1.8	7.18	$29.88	0.5	$29.77

	23.2	6.27	$24.92	16.7	$23.70

     Notes Receivable from the Sale of Common Stock
      As a business development company under the 1940 Act, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2006 and 2005, the Company had outstanding loans to officers of $2.9 million and $3.9 million, respectively. Officers with outstanding loans repaid principal of $1.0 million, $1.6 million, and $13.2 million, for the years ended December 31, 2006, 2005, and 2004, respectively. The Company recognized interest income from these loans of $0.2 million, $0.2 million, and $0.5 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes
      For the years ended December 31, 2006, 2005, and 2004, the Company’s Board of Directors declared the following distributions:

	2006		2005		2004

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
First quarter	$82.5	$0.59	$76.1	$0.57	$73.3	$0.57
Second quarter	84.1	0.60	76.2	0.57	73.5	0.57
Third quarter	88.8	0.61	78.8	0.58	74.0	0.57
Fourth quarter	92.0	0.62	79.3	0.58	75.8	0.57
Extra dividend	7.5	0.05	4.1	0.03	2.7	0.02

Total distributions to common shareholders	$354.9	$2.47	$314.5	$2.33	$299.3	$2.30

      For income tax purposes, distributions for 2006, 2005, and 2004, were composed of the following:

	2006		2005		2004

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in millions, except per share amounts)
Ordinary income	$177.4	$1.23	$157.3	$1.17	$145.3	$1.12
Long-term capital gains	177.5	1.24	157.2	1.16	154.0	1.18

Total distributions to common shareholders(1)	$354.9	$2.47	$314.5	$2.33	$299.3	$2.30

(1)	For the years ended December 31, 2006, 2005 and 2004, ordinary income included dividend income of approximately $0.04 per share, $0.03 per share, and $0.04 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate.

(2)	For certain eligible corporate shareholders, the dividend received deduction for 2006, 2005, and 2004, was $0.042 per share, $0.034 per share, and $0.038 per share, respectively.
     The Company’s Board of Directors also declared a dividend of $0.63 per common share for the first quarter of 2007.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2006, 2005, and 2004:

	2006	2005	2004

($ in millions)	(ESTIMATED)(1)
Financial statement net increase in net assets resulting from operations	$245.1	$872.8	$249.5
Adjustments:
Net change in unrealized appreciation or depreciation	477.4	(462.1)	68.7
Amortization of discounts and fees	(0.3)	4.7	(5.4)
Interest- and dividend-related items	7.3	5.5	6.3
Employee compensation-related items	18.1	3.0	7.7
Nondeductible excise tax	15.1	6.2	1.0
Realized gains recognized (deferred) through installment treatment(2)	(181.1)	(5.9)	(33.7)
Other realized gain or loss related items	11.5	18.6	5.5
Net income (loss) from partnerships and limited liability companies(3)	(1.9)	18.0	8.6
Net loss from consolidated SBIC subsidiary	—	(8.4)	15.2
Net (income) loss from consolidated taxable subsidiary, net of tax	3.9	(5.0)	(1.0)
Other	0.4	(2.4)	0.8

Taxable income	$595.5	$445.0	$323.2

(1)	The Company’s taxable income for 2006 is an estimate and will not be finally determined until the Company files its 2006 tax return in September 2007. Therefore, the final taxable income may be different than this estimate.

(2)	2006 includes the deferral of long-term capital gains through installment treatment related to the Company’s sale of its control equity investment in Advantage and certain other portfolio companies.

(3)	Includes taxable income passed through to the Company from BLX in excess of interest and related portfolio income from BLX included in the financial statements totaling $3.7 million, $15.4 million, and $10.0 million for the years ended December 31, 2006, 2005 and 2004, respectively. See Note 3 for additional related disclosure.
     Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For income tax purposes, distributions for 2006, 2005, and 2004, were made from taxable income as follows:

	2006	2005	2004

($ in millions)	(ESTIMATED)(1)
Taxable income	$595.5	$445.0	$323.2
Taxable income earned in current year and carried forward for distribution in next year(2)	(397.1)	(156.5)	(26.0)
Taxable income earned in prior year and carried forward and distributed in current year	156.5	26.0	2.1

Total distributions to common shareholders	$354.9	$314.5	$299.3

(1)	The Company’s taxable income for 2006 is an estimate and will not be finally determined until the Company files its 2006 tax return in September 2007. Therefore, the final taxable income and the taxable income earned in 2006 and carried forward for distribution in 2007 may be different than this estimate.

(2)	Estimated taxable income for 2006 includes undistributed income of $397.1 million that is being carried over for distribution in 2007, which represents approximately $120.6 million of ordinary income and approximately $276.5 million of net long-term capital gains.
     The Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. The Company’s 2006 (estimated), 2005, and 2004, annual taxable income were in excess of its dividend distributions from such taxable income in 2006, 2005, and 2004, and accordingly, the Company accrued an excise tax of $15.4 million, $6.2 million, and $1.0 million, respectively, on the excess taxable income carried forward. In 2006, the Company reversed $0.3 million of excise tax which was over accrued in 2005, resulting in excise tax expense of $15.1 million for the year ended December 31, 2006.
      In addition to excess taxable income carried forward, the Company currently estimates that it has cumulative deferred taxable income related to installment sale gains of approximately $220.7 million as of December 31, 2006, which is composed of cumulative deferred taxable income of $39.6 million as of December 31, 2005, and approximately $181.1 million for the year ended December 31, 2006. These gains have been recognized for financial reporting purposes in the respective years they were realized, but are generally deferred for tax purposes until the notes or other amounts received from the sale of the related investments are collected in cash. The realized gains deferred through installment treatment for 2006 are estimates and will not be finally determined until the Company files its 2006 tax return in September 2007.
      The Company’s undistributed book earnings of $502.2 million as of December 31, 2006, resulted from undistributed ordinary income and long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes as discussed above.
      At December 31, 2006 and 2005, the aggregate gross unrealized appreciation of the Company’s investments above cost for federal income tax purposes was $613.1 million (estimated) and $789.1 million,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 10. Dividends and Distributions and Taxes, continued
respectively. At December 31, 2006 and 2005, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $418.8 million (estimated) and $308.8 million, respectively. The aggregate net unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $194.3 million (estimated) and $480.3 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, the aggregate cost of securities, for federal income tax purposes was $4.3 billion (estimated) and $3.1 billion, respectively.
      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2006, 2005, and 2004, AC Corp’s income tax expense (benefit) was $(0.1) million, $5.3 million, and $1.0 million, respectively. For the years ended December 31, 2005, and 2004, paid in capital was increased for the tax benefit of amounts deducted for tax purposes but not for financial reporting purposes primarily related to stock-based compensation by $3.7 million and $3.8 million, respectively.
      The net deferred tax asset at December 31, 2006, was $6.9 million, consisting of deferred tax assets of $13.7 million and deferred tax liabilities of $6.8 million. The net deferred tax asset at December 31, 2005, was $4.1 million, consisting of deferred tax assets of $8.9 million and deferred tax liabilities of $4.8 million. At December 31, 2006, the deferred tax assets primarily related to compensation-related items and the deferred tax liabilities primarily related to depreciation. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2006, 2005, or 2004.
Note 11. Cash
      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.
      At December 31, 2006 and 2005, cash consisted of the following:

	2006	2005
($ in millions)
Cash	$2.3	$33.4
Less escrows held	(0.6)	(2.0)

Total cash	$1.7	$31.4

Note 12. Supplemental Disclosure of Cash Flow Information
      The Company paid interest of $90.6 million, $75.2 million, and $74.6 million, respectively, for the years ended December 31, 2006, 2005, and 2004.
      Principal collections related to investment repayments or sales include the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $0.2 million, $8.4 million, and $11.4 million, for the years ended December 31, 2006, 2005, and 2004, respectively.
      Non-cash operating activities for the year ended December 31, 2006, included the following:

•	a note received as consideration from the sale of the Company’s equity investment in Advantage of $150.0 million;

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information, continued

•	a note received as consideration from the sale of the Company’s equity investment in STS Operating, Inc. of $30.0 million;

•	the exchange of existing debt securities and accrued interest of S.B. Restaurant Company with a cost basis of $29.2 million for new debt securities;

•	the exchange of existing debt securities, preferred stock and common stock of Border Foods, Inc. with a cost basis of $16.6 million for new preferred and common equity securities; and

•	the exchange of existing preferred stock and common stock of Redox Brands, Inc. with a cost basis of $10.2 million for common stock in CR Brands, Inc.
      Non-cash operating activities for the year ended December 31, 2005, included the following:

•	the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests (see Note 3);

•	the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million;

•	the exchange of debt securities of Garden Ridge Corporation with a cost basis of $25.0 million for a new loan with a cost basis of $22.5 million; and

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”) with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC. During the third quarter of 2005, GAC changed its name to Triview Investments, Inc.
      Non-cash operating activities for the year ended December 31, 2004, included the following:

•	notes or other securities received as consideration from the sale of investments of $56.6 million. Notes received included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced its investment, and no gain or loss resulted from the transaction;

•	an exchange of $93.7 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage;

•	an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation;

•	an exchange of existing debt securities with a cost basis of $13.1 million for new debt of $11.3 million with the remaining cost basis attributed to equity in Fairchild Industrial Products Company;

•	an exchange of existing loans with a cost basis of $11.1 million for a new loan and equity in Gordian Group, Inc.;

•	the repayment in kind of $12.7 million of existing debt in American Healthcare Services, Inc. with $10.0 million of debt in MedBridge Healthcare, LLC and $2.7 million of debt and equity from other companies;

•	an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC;

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 12. Supplemental Disclosure of Cash Flow Information, continued

•	GAC acquired certain assets of Galaxy out of bankruptcy during the third quarter of 2004. The Company exchanged its $50.7 million outstanding debt in Galaxy for debt and equity in GAC to facilitate the asset acquisition; and

•	$25.5 million of CMBS bonds and LLC interests received from the securitization of commercial mortgage loans.
      Non-cash financing activities included the issuance of common stock in lieu of cash distributions totaling $15.0 million, $9.3 million, and $5.8 million, for the years ended December 31, 2006, 2005, and 2004, respectively. In addition, the non-cash financing activities included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc. for the year ended December 31, 2005, and the issuance of $3.2 million of the Company’s common stock as consideration for an investment in Legacy Partners Group, LLC for the year ended December 31, 2004.
Note 13. Hedging Activities
      At December 31, 2005, the Company had invested in commercial mortgage loans that were purchased at prices that were based in part on comparable Treasury rates and the Company had entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of these commercial mortgage loans. These transactions, referred to as short sales, involved the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of December 31, 2005, consisted of the following:

($ in millions)
Description of Issue	2005

5-year Treasury securities, due April 2010	$17.7
      During the fourth quarter of 2006, the Company sold commercial mortgage loans with a total outstanding principal balance of $21.1 million and realized a gain of $0.7 million. As these loans were purchased at prices that were based in part on comparable Treasury rates, the Company had a related hedge in place to protect against movements in Treasury rates. Upon the loan sale, the Company settled the related hedge, which resulted in a realized gain of $0.5 million, which was included in the realized gain on the sale of $0.7 million. At December 31, 2006, the Company did not have any similar hedges in place.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 14. Financial Highlights

	At and for the Years
	Ended December 31,

	2006	2005	2004

Per Common Share Data
Net asset value, beginning of year	$19.17	$14.87	$14.94

Net investment income(1)	1.30	1.00	1.52
Net realized gains(1)(2)	3.66	1.99	0.88

Net investment income plus net realized gains(1)	4.96	2.99	2.40
Net change in unrealized appreciation or depreciation(1)(2)	(3.28)	3.37	(0.52)

Net increase in net assets resulting from operations (1)	1.68	6.36	1.88

Net decrease in net assets from shareholder distributions	(2.47)	(2.33)	(2.30)
Net increase in net assets from capital share transactions(1)	0.74	0.27	0.35

Net asset value, end of year	$19.12	$19.17	$14.87

Market value, end of year	$32.68	$29.37	$25.84
Total return(3)	20.6%	23.5%	1.1%
Ratios and Supplemental Data ($ and shares in millions, except per share amounts)
Ending net assets	$2,841.2	$2,620.5	$1,979.8
Common shares outstanding at end of year	148.6	136.7	133.1
Diluted weighted average common shares outstanding	145.6	137.3	132.5
Employee, employee stock option and administrative expenses/average net assets	5.38%	6.56%	4.65%
Total operating expenses/average net assets	9.05%	9.99%	8.53%
Net investment income/average net assets	6.90%	6.08%	10.45%
Net increase in net assets resulting from operations/ average net assets	8.94%	38.68%	12.97%
Portfolio turnover rate	27.05%	47.72%	32.97%
Average debt outstanding	$1,491.0	$1,087.1	$985.6
Average debt per share(1)	$10.24	$7.92	$7.44

(1)	Based on diluted weighted average number of common shares outstanding for the year.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)	Total return assumes the reinvestment of all dividends paid for the periods presented.
Note 15. Selected Quarterly Data (Unaudited)

	2006

($ in millions, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$111.0	$110.5	$113.4	$117.7
Net investment income	$41.3	$50.2	$48.7	$49.1
Net increase in net assets resulting from operations	$99.6	$33.7	$77.9	$33.9
Basic earnings per common share	$0.72	$0.24	$0.54	$0.23
Diluted earnings per common share	$0.70	$0.24	$0.53	$0.23

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 15. Selected Quarterly Data (Unaudited), continued

	2005

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$94.9	$86.2	$94.9	$98.2
Net investment income	$38.8	$15.3	$46.1	$37.1
Net increase in net assets resulting from operations	$119.6	$311.9	$113.2	$328.1
Basic earnings per common share	$0.90	$2.33	$0.84	$2.40
Diluted earnings per common share	$0.88	$2.29	$0.82	$2.36
Note 16. Litigation
      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and a director and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and, in some cases, the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.
      In late December 2006, the Company received a subpoena from the U.S. Attorney for the District of Columbia requesting, among other things, the production of records regarding the use of private investigators by the Company or its agents. The Board established a committee, which was advised by its own counsel, to review this matter. In the course of gathering documents responsive to the subpoena, the Company became aware that an agent of the Company obtained what were represented to be telephone records of David Einhorn and which purport to be records of calls from Greenlight Capital during a period of time in 2005. Also, while the Company was gathering documents responsive to the subpoena, allegations were made that the Company’s management had authorized the acquisition of these records and that management was subsequently advised that these records had been obtained. The Company’s management has stated that these allegations are not true. The Company is cooperating fully with the inquiry by the United States Attorney’s office.
      On February 13, 2007, Rena Nadoff filed a shareholder derivative action in the Superior Court of the District of Columbia, captioned Rena Nadoff v. Walton, et al., CA 001060-07, seeking unspecified compensatory and other damages, as well as equitable relief on behalf of Allied Capital Corporation. Ms. Nadoff’s complaint names as defendants the members of Allied Capital’s Board of Directors; Allied Capital is a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty by the Board of Directors arising from internal controls failures and mismanagement of Business Loan Express, LLC, an Allied Capital portfolio company. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously.
      On February 26, 2007, Dana Ross filed a class action complaint in the U.S. District Court for the District of Columbia in which she alleges that Allied Capital Corporation and certain members of management violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder. The complaint is captioned Dana Ross v. Walton, et al., CV 00402. Dana Ross claims that, between March 1, 2006, and January 10, 2007, Allied Capital either failed to disclose or misrepresented information concerning the loan origination practices of Business Loan Express, LLC, an Allied Capital

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
Note 16. Litigation, continued
portfolio company. Dana Ross seeks unspecified compensatory and other damages, as well as other relief. The Company believes the lawsuit is without merit, and intends to defend the lawsuit vigorously.
      In addition, the Company is party to certain lawsuits in the normal course of business.
      While the outcome of any of the legal proceedings described above cannot at this time be predicted with certainty, the Company does not expect these matters will materially affect its financial condition or results of operations.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Allied Capital Corporation:
      Under date of February 28, 2007, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2006 and 2005, including the consolidated statements of investments as of December 31, 2006 and 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2006, which are included in the prospectus supplement to the registration statement (No. 333-132515). In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2006. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audit.
      In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.
Washington, D.C.
February 28, 2007

Schedule 12-14
ALLIED CAPITAL CORPORATION AND SUBSIDIARIES
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Senior Loan(5)	$(176)		$—	$3,750	$(3,750)	$—
(Telecommunications)	Subordinated Debt(5)	(3)		—	881	(881)	—
	Common Stock			—	27	(27)	—

Advantage Sales &	Subordinated Debt	1,712		59,787	213	(60,000)	—
Marketing, Inc.(7)	Subordinated Debt	5,555		124,000	374	(124,374)	—
(Business Services)	Common Stock			476,578	—	(476,578)	—

Alaris Consulting, LLC	Senior Loan(5)	(63)		—	—	—	—
(Business Services)	Equity Interests			—	—	—	—

American Healthcare	Senior Loan(5)		$1	4,097	502	(4,599)	—
Services, Inc. and Affiliates
(Healthcare Services)

Avborne, Inc.	Preferred Stock			892	73	(47)	918
(Business Services)	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	—	—	—
(Business Services)	Common Stock			—	—	—	—

Border Foods, Inc.	Preferred Stock			—	—	—	—
(Consumer Products)	Common Stock			—	—	—	—

Business Loan Express, LLC	Subordinated Debt	38		10,000	15,000	(25,000)	—
(Financial Services)	Class A Equity
	Interests(5)	11,889		60,693	5,929	—	66,622
	Class B Equity Interests			146,910	—	(67,771)	79,139
	Class C Equity Interests			139,521	—	(74,545)	64,976

Calder Capital Partners, LLC	Senior Loan(5)			—	975	—	975
(Financial Services)	Equity Interests			—	2,076	—	2,076

Callidus Capital Corporation	Senior Loan	441		600	8,705	(9,305)	—
(Financial Services)	Subordinated Debt	972		4,832	930	—	5,762
	Common Stock			7,968	14,582	—	22,550

Coverall North America, Inc.	Unitranche Debt	1,926		—	36,333	—	36,333
(Business Services)	Subordinated Debt	395		—	5,972	—	5,972
	Common Stock			—	19,729	(110)	19,619
	Warrants			—	—	—	—

CR Brands, Inc.	Senior Loan	1,109		—	37,219	(37,219)	—
(Consumer Products)	Subordinated Debt	5,700		—	39,401	—	39,401
	Common Stock			—	33,321	(7,583)	25,738

Diversified Group	Preferred Stock	87		728	—	(728)	—
Administrators, Inc.	Preferred Stock			841	—	(841)	—
(Business Services)	Common Stock	68		502	—	(502)	—

Financial Pacific Company	Subordinated Debt	12,415		69,904	1,458	—	71,362
(Financial Services)	Preferred Stock			13,116	2,826	—	15,942
	Common Stock			44,180	21,006	—	65,186

ForeSite Towers, LLC	Equity Interests	329		9,750	2,540	—	12,290
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)			15,957	—	—	15,957
(Business Services)	Subordinated Debt(5)			11,198	138	(99)	11,237
	Preferred Equity
	Interest			4,303	—	(4,303)	—
	Options			—	—	—	—

Gordian Group, Inc.	Senior Loan(5)	(18)		4,161	392	(4,553)	—
(Business Services)	Common Stock			—	220	(220)	—

Healthy Pet Corp.	Senior Loan	1,746		4,086	24,252	(1,300)	27,038
(Consumer Services)	Subordinated Debt	6,549		38,535	5,230	(186)	43,579
	Common Stock			25,766	4,500	(1,345)	28,921

HMT, Inc.	Preferred Stock			2,637	—	—	2,637
(Energy Services)	Common Stock			5,343	3,321	—	8,664
	Warrants			2,057	1,279	—	3,336

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Huddle House, Inc.	Senior Loan	$59		$—	$19,950	$—	$19,950
(Retail)	Subordinated Debt	296		—	58,196	—	58,196
	Common Stock			—	41,662	—	41,662

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			742	131	—	873

Insight Pharmaceuticals	Subordinated Debt	9,724		58,298	1,552	—	59,850
Corporation	Preferred Stock			26,791	—	(18,946)	7,845
(Consumer Products)	Common Stock			236	—	(236)	—

Jakel, Inc.	Subordinated Debt(5)			—	6,655	—	6,655
(Industrial Products)	Preferred Stock			—	—	—	—
	Common Stock			—	—	—	—

Legacy Partners Group, LLC	Senior Loan (5)			5,029	—	(186)	4,843
(Financial Services)	Subordinated Debt(5)			—	—	—	—
	Equity Interests			—	18	(18)	—

Litterer Beteiligungs-GmbH	Subordinated Debt	43		621	71	—	692
(Business Services)	Equity Interest			2,226	—	(1,027)	1,199

Mercury Air Centers, Inc.	Senior Loan	1,231		31,720	4,000	(35,720)	—
(Business Services)	Subordinated Debt	8,076		46,519	5,698	(3,000)	49,217
	Common Stock			88,898	106,121	—	195,019

MVL Group, Inc.	Senior Loan	3,605		27,218	1,000	(973)	27,245
(Business Services)	Subordinated Debt	5,052		32,417	3,061	—	35,478
	Common Stock			3,211	—	(3,211)	—

Penn Detroit Diesel Allison, LLC	Subordinated Debt	2,473		—	37,994	—	37,994
(Business Services)	Equity Interests			—	25,949	—	25,949

Pennsylvania Avenue
Investors, L.P.	Equity Interests			1,864	1,193	(3,057)	—
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan(5)	2,394		23,792	10,625	(8,225)	26,192
(Consumer Products)	Subordinated Debt(5)			7,364	—	(6,402)	962
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Redox Brands, Inc.	Preferred Stock	363		12,097	1,708	(13,805)	—
(Consumer Products)	Warrants			500	84	(584)	—

Service Champ, Inc.	Subordinated Debt	4,339		26,906	713	—	27,619
(Business Services)	Common Stock			13,319	3,467	—	16,786

Staffing Partners Holding	Subordinated Debt(5)		$355	6,343	—	(5,857)	486
Company, Inc.	Preferred Stock			1,812	3,156	(4,968)	—
(Business Services)	Common Stock			—	60	(60)	—
	Warrants			—	—	—	—

Startec Global Communications
Corporation	Senior Loan	2,165		21,685	3,540	(9,260)	15,965
(Telecommunications)	Common Stock			—	11,232	—	11,232

STS Operating, Inc.	Subordinated Debt	328		6,593	123	(6,716)	—
(Industrial Products)	Common Stock			64,963	—	(64,963)	—
	Options			560	—	(560)	—

Sweet Traditions, LLC	Senior Loan	1,755		—	36,150	(978)	35,172
(Consumer Products)	Equity Interests			—	450	—	450

Triview Investments, Inc.	Senior Loan	1,302		7,449	7,298	—	14,747
(Broadcasting & Cable/	Subordinated Debt	8,692		30,845	25,163	—	56,008
Consumer Products/	Subordinated Debt(5)			19,520	742	(15,920)	4,342
Business Services)	Common Stock	68		29,171	11,516	(9,365)	31,322

Total companies more than 25% owned		$102,636		$1,887,651			$1,490,180

Companies 5% to 25% Owned

Advantage Sales &	Subordinated Debt	$14,050		$—	$151,648	$—	$151,648
Marketing, Inc.(7)	Equity Interests			—	15,272	(4,272)	11,000
(Business Services)

Air Medical Group Holdings LLC	Senior Loan	3,298		—	8,097	(6,334)	1,763
(Healthcare Services)	Subordinated Debt	2,145		42,267	35,488	(42,627)	35,128
	Equity Interests	1,694		4,025	3,393	(1,468)	5,950

Alpine ESP Holdings, Inc.	Preferred Stock			—	622	(20)	602
(Business Services)	Common Stock			—	14	(14)	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2005	Gross	Gross	December 31, 2006
(in thousands)	Investment(1)	to Income(6)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Amerex Group, LLC	Subordinated Debt	$669		$—	$8,400	$—	$8,400
(Consumer Products)	Equity Interests			—	13,860	(37)	13,823

Aspen Pet Products, Inc.	Subordinated Debt	1,130		19,959	399	(20,358)	—
(Consumer Products)	Preferred Stock	29		1,638	516	(2,154)	—
	Common Stock			17	123	(140)	—
	Warrants			—	—	—	—

BB&T Capital
Partners/Windsor
Mezzanine Fund, LLC	Equity Interests			—	5,867	(313)	5,554
(Private Equity Fund)

Becker Underwood, Inc.	Subordinated Debt	3,545		23,543	620	—	24,163
(Industrial Products)	Common Stock			2,200	1,500	—	3,700

BI Incorporated	Senior Loan	125		—	15,000	(15,000)	—
(Business Services)	Subordinated Debt	3,484		—	30,135	—	30,135
	Common Stock			—	4,100	—	4,100

CitiPostal, Inc. and Affiliates	Senior Loan	1,061		—	20,689	(120)	20,569
(Business Services)	Common Stock			—	4,700	—	4,700

Creative Group, Inc.	Subordinated Debt	583		—	13,656	—	13,656
(Business Services)	Warrants			—	1,387	—	1,387

Drew Foam Companies, Inc.	Preferred Stock			—	722	—	722
(Business Services)	Common Stock			—	7	—	7

The Debt Exchange Inc.	Preferred Stock			3,219	—	(3,219)	—
(Business Services)

MedBridge Healthcare, LLC	Senior Loan(5)			7,093	71	—	7,164
(Healthcare Services)	Subordinated Debt(5)			534	1,279	—	1,813
	Convertible
	Subordinated Debt(5)			—	—	—	—
	Equity Interests			—	501	(501)	—

Multi-Ad Services, Inc.	Unitranche Debt	348		—	19,879	—	19,879
(Business Services)	Equity Interests			—	2,000	—	2,000

Nexcel Synthetics, LLC	Subordinated Debt	1,604		10,588	390	—	10,978
(Consumer Products)	Equity Interests			1,367	119	—	1,486

PresAir LLC	Senior Loan(5)		$261	—	5,492	(3,286)	2,206
(Industrial Products)	Unitranche Debt(5)			5,820	328	(6,148)	—
	Equity Interests			318	5	(323)	—

Progressive International
Corporation	Subordinated Debt	1,223		7,376	157	—	7,533
(Consumer Products)	Preferred Stock			884	140	—	1,024
	Common Stock			13	2,287	—	2,300
	Warrants			—	—	—	—

Regency Healthcare Group, LLC	Senior Loan	72		—	1,232	—	1,232
(Healthcare Services)	Unitranche Debt	1,152		—	19,908	—	19,908
	Equity Interests			—	1,616	—	1,616

SGT India Private Limited	Common Stock			—	3,944	(598)	3,346
(Business Services)

Soteria Imaging Services, LLC	Subordinated Debt	2,013		13,447	4,122	—	17,569
(Healthcare Services)	Equity Interests			2,308	233	—	2,541

Universal Environmental
Services, LLC	Unitranche Debt	1,529		10,862	101	(752)	10,211
(Business Services)	Equity Interests			1,328	13	(1,341)	—

Total companies 5% to 25% owned		$39,754		$158,806			$449,813

This schedule should be read in conjunction with the Company’s consolidated financial statements, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2006 and 2005.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increased in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at December 31, 2006, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the period may or may not have been on non-accrual status for the full period.

(6)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

(7)	Included in the companies more than 25% owned category while the Company held a majority equity interest. On March 29, 2006, the Company sold its majority equity interest in Advantage. The Company’s investment in Advantage after the sale transaction is included in the companies 5% to 25% owned category. See Note 3 to the consolidated financial statements for further information.

40,000,000 Shares

Common Stock

We may offer, from time to time, up to 40,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in primarily private middle market companies in a variety of industries. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. The prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 or by telephone at (202) 721-6100 or on our website at www.alliedcapital.com. The SEC also maintains a website at www.sec.gov that contains such information.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of April 26, 2006, the last reported sale price on the New York Stock Exchange for the common stock was $30.62.

You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 10 of this prospectus before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

April 27, 2006

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement, if any, to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 40,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referred to in this prospectus, together with any accompanying supplements.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated, “Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

BUSINESS (Page 58)

      We are a business development company and we are in the private equity business. We provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We have participated in the private equity business since we were founded in 1958 and have financed thousands of companies nationwide. Our investment objective is to achieve current income and capital gains.

      We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We use the term middle market to include companies with annual revenues typically between $50 million and $500 million. We believe that we are well positioned to be a source of capital for such companies.

      We primarily invest in the American entrepreneurial economy. Our private finance portfolio includes investments in over 100 companies with aggregate annual revenue of over $10 billion and employ more than 85,000 people.

      We generally target companies in less cyclical industries in the middle market with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing and ultimately exiting our investments.

      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest.

      Our investments in the debt and equity of primarily private middle market companies are generally long-term in nature and are privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.

      The capital we provide is used by portfolio companies to fund buyouts, acquisitions, growth, recapitalizations, note purchases, or other types of financings.

      Our investments are typically structured to provide recurring cash flow in the form of interest income to us as the investor. In addition to earning interest income, we may structure our investments to generate income from management, consulting, diligence, structuring, or other fees. We may also enhance our total return from capital gains through equity features, such as nominal cost warrants, or by investing in equity investments.

      We provide managerial assistance to our portfolio companies, including management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.

      We have elected to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our status as a regulated investment company generally eliminates a corporate-level income tax on taxable income we timely distribute to our stockholders as dividends, if certain requirements are met. See “Tax Status.” We determine our regular quarterly dividends considering our estimate of annual taxable income available for distribution. Since 1963, our portfolio has generally provided sufficient ordinary taxable income and net capital gains to sustain or grow our dividends over time.

      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the “1940 Act.”

      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations” and “Risk Factors.”

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 and our telephone number is (202) 721-6100. In addition, we have regional offices in New York, Chicago and Los Angeles.

      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”

DETERMINATION OF

NET ASSET VALUE (Page 82)

      Our portfolio investments are generally recorded at fair value as determined in good faith by our Board of Directors in the absence of readily available public market values.

      Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these portfolio investments pursuant to our valuation policy and consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead we are required to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer including the sum of the values of all debt and equity securities used to capitalize the enterprise at a point in time. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust the valuation of our portfolio quarterly to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “net change in unrealized appreciation or depreciation.”

PLAN OF DISTRIBUTION (Page 127)

      We may offer, from time to time, up to 40,000,000 shares of our common stock, on terms to be determined at the time of the offering.

      Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

      We may not sell shares of common stock pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such shares.

USE OF PROCEEDS (Page 18)

      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Page 19)

      We intend to pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors on a quarterly basis.

DIVIDEND REINVESTMENT PLAN (Page 120)

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends. New shareholders must notify our transfer agent in writing if they wish to enroll in the dividend reinvestment plan.

RISK FACTORS (Page 10)

      Investment in shares of our common stock involves a number of significant risks relating to our business and our investment objective that you should consider before purchasing shares of our common stock.

      Our portfolio of investments is generally illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.

      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

      Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.

      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions.

      To maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

      We may not be able to pay dividends and failure to qualify as a regulated investment company for tax purposes could have a material adverse effect on the income available for debt service or distributions to our shareholders, which may have a material adverse effect on our total return to common shareholders, if any.

      Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      Our common stock price may be volatile due to market factors that may be beyond our control.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 123)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	5.7%
Interest payments on borrowed funds(5)	2.9%

Total annual expenses(6)(7)	8.6%

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan.”

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities), which at December 31, 2005, was $2,620.5 million.

(4)	“Operating expenses” represent our operating expenses for the year ending December 31, 2005, excluding interest on indebtedness. See “Management” and “Compensation of Executive Officers and Directors.”

(5)	The “Interest payments on borrowed funds” represents our interest expense for the year ending December 31, 2005. We had outstanding borrowings of $1,284.8 million at December 31, 2005. See “Risk Factors.”

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 5.6% of consolidated total assets.

(7)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$133	$297	$460	$858

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included herein. Financial information at and for the years ended December 31, 2005, 2004, 2003, and 2002, has been derived from our financial statements that were audited by KPMG LLP. Financial information at and for the year ended December 31, 2001, has been derived from our financial statements that were audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled “Notice Regarding Arthur Andersen LLP.” See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

	Year Ended December 31,

(in thousands,	2005	2004	2003	2002	2001
except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$317,153	$319,642	$290,719	$264,042	$240,464
Loan prepayment premiums	6,250	5,502	8,172	2,776	2,504
Fees and other income	50,749	41,946	30,338	43,110	46,142

Total interest and related portfolio income	374,152	367,090	329,229	309,928	289,110

Expenses:
Interest	76,798	75,650	77,233	70,443	65,104
Employee	78,300	53,739	36,945	33,126	29,656
Administrative	70,267	34,686	22,387	21,504	15,299

Total operating expenses	225,365	164,075	136,565	125,073	110,059

Net investment income before income taxes	148,787	203,015	192,664	184,855	179,051
Income tax expense (benefit), including excise tax	11,561	2,057	(2,466)	930	(412)

Net investment income	137,226	200,958	195,130	183,925	179,463

Net realized and unrealized gains (losses):
Net realized gains	273,496	117,240	75,347	44,937	661
Net change in unrealized appreciation or depreciation	462,092	(68,712)	(78,466)	(571)	20,603

Total net gains (losses)	735,588	48,528	(3,119)	44,366	21,264

Net increase in net assets resulting from operations	$872,814	$249,486	$192,011	$228,291	$200,727

Per Share:
Diluted earnings per common share	$6.36	$1.88	$1.62	$2.20	$2.16
Dividends per common share(1)	$2.33	$2.30	$2.28	$2.23	$2.01
Weighted average common shares outstanding – diluted	137,274	132,458	118,351	103,574	93,003

	At December 31,

(in thousands,	2005	2004	2003	2002	2001
except per share data)
Balance Sheet Data:
Portfolio at value	$3,606,355	$3,013,411	$2,584,599	$2,488,167	$2,329,590
Total assets	4,025,880	3,260,998	3,019,870	2,794,319	2,460,713
Total debt outstanding(2)	1,284,790	1,176,568	954,200	998,450	1,020,806
Preferred stock issued to Small Business Administration(2)	—	—	6,000	7,000	7,000
Shareholders’ equity	2,620,546	1,979,778	1,914,577	1,546,071	1,352,123
Shareholders’ equity per common share (net asset value)(3)	$19.17	$14.87	$14.94	$14.22	$13.57
Common shares outstanding at end of year	136,697	133,099	128,118	108,698	99,607
Asset coverage ratio(4)	309%	280%	322%	270%	245%
Debt to equity ratio	0.49	0.59	0.50	0.65	0.75

	Year Ended December 31,

	2005	2004	2003	2002	2001

Other Data:
Investments funded	$1,675,773	$1,524,523	$931,450	$506,376	$680,329
Principal collections related to investment repayments or sales	1,503,388	909,189	788,328	356,641	204,441
Realized gains	343,061	267,702	94,305	95,562	10,107
Realized losses	(69,565)	(150,462)	(18,958)	(50,625)	(9,446)

	2005				2004

(in thousands,	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$98,169	$94,857	$86,207	$94,919	$100,962	$96,863	$87,500	$81,765
Net investment income	37,073	46,134	15,267	38,752	54,678	52,745	48,990	44,545
Net increase in net assets resulting from operations	328,140	113,168	311,885	119,621	47,837	85,999	95,342	20,308
Diluted earnings per common share	$2.36	$0.82	$2.29	$0.88	$0.35	$0.66	$0.73	$0.15
Dividends declared per common share(5)	0.61	0.58	0.57	0.57	0.59	0.57	0.57	0.57
Net asset value per common share(3)	19.17	17.37	17.01	15.22	14.87	14.90	14.77	14.60

(1)	Dividends are based on taxable income, which differs from income for financial reporting purposes.

(2)	See “Senior Securities” for more information regarding our level of indebtedness.
(3)	We determine net asset value per common share as of the last day of the period presented. The net asset values shown are based on outstanding shares at the end of each period presented.
(4)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.
(5)	Dividends declared per common share for the fourth quarter of 2004 included the regular quarterly dividend of $0.57 per common share and an extra dividend of $0.02 per common share. Dividends declared per common share for the fourth quarter of 2005 included the regular quarterly dividend of $0.58 per common share and an extra dividend of $0.03 per common share.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the securities being offered by this prospectus.

      We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You can inspect any materials we file with the Securities and Exchange Commission, without charge, at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

RISK FACTORS

      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.

      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are subject to certain restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when we may need to or when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.

      Investing in private companies involves a high degree of risk. Our portfolio primarily consists of long-term loans to and investments in middle market private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses for us in those investments and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. If we are unable to identify all material information about these companies, among other factors, we may fail to receive the expected return on our investment or lose some or all of the money invested in these companies. In addition, these businesses may have shorter operating histories, narrower product lines, smaller market shares and less experienced management than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses. As an investor, we are subject to the risk that a portfolio company may make a business decision that does not serve our interest, which could decrease the value of our investment. Deterioration in a portfolio company’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At December 31, 2005, portfolio investments recorded at fair value were approximately 90% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. Our net asset value could be affected if our determination of the fair value of our investments is materially different than the value that we ultimately realize.

      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment or a slowdown in middle market merger and acquisition activity may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the timing of exit events in our portfolio and could negatively affect the amount of gains or losses upon exit.

      Our borrowers may default on their payments, which may have a negative effect on our financial performance. We primarily make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a negative effect on our financial results.

      Our private finance investments may not produce current returns or capital gains. Our private finance investments are typically structured as unsecured debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options, or as buyouts of companies where we invest in debt and equity securities. As a result, our private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. At December 31, 2005, our largest investments at value were in Advantage Sales & Marketing, Inc. and Business Loan Express, LLC (BLX) and represented 16.4% and 8.9% of our total assets, respectively, and each individually represented 10.0% of our total interest and related portfolio income for the year ended December 31, 2005. BLX is a lender under the Small Business Administration 7(a) Guaranteed Loan Program. Our financial results could be negatively affected if government funding for, or regulations related to, this program change.

      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders or investors. Holders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. Our revolving line of credit, notes payable and debentures contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

      At December 31, 2005, we had $1.3 billion of outstanding indebtedness bearing a weighted average annual interest cost of 6.5%. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. In order for us to cover annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.1% as of December 31, 2005.

      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4,025.9 million in total assets, (ii) an average cost of funds of 6.5%, (iii) $1,284.8 million in debt outstanding and (iv) $2,620.5 million of shareholders’ equity.

Assumed Return on Our Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-33.66%	-18.29%	-10.61%	-2.93%	4.75%	12.43%	27.79%

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders or investors on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of December 31, 2005, our asset coverage for senior indebtedness was 309%.

      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense.

      Assuming that the balance sheet as of December 31, 2005, were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected net income by less than 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities to grow our portfolio. A reduction in the availability of new debt or equity capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes realized net long-term capital gains, to our shareholders to maintain our eligibility for the tax benefits available to regulated investment companies. As a result, such earnings will not be available to fund investment originations. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances. We expect to continue to borrow from financial institutions or other investors and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our common stock.

      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for debt service and dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Code. If we meet source of income, asset diversification, and distribution requirements, we will not be subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service and distributions to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. If we do not distribute at least 98% of our annual taxable income in the year earned, we generally will be required to pay an excise tax on amounts carried over and distributed to shareholders in the next year equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions for the current year.

      There is a risk that our common stockholders may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, certain of our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue discount. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. Some of our competitors may have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Our business depends on our key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities, which could have a negative effect on our business.

      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC and the Small Business Administration. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, real estate investment trusts, and small business investment companies may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change, which may have a material effect on our operations.

      Our ability to invest in private companies may be limited in certain circumstances. If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

      Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

      Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that has no marginable securities outstanding at the time we purchase such securities or those that otherwise qualify as an “eligible portfolio company” under the 1940 Act.

      In November 2004, the SEC issued proposed rules to correct the unintended consequence of the Federal Reserve’s 1998 margin rule amendments of apparently limiting the investment opportunities of business development companies. In general, the SEC’s proposed rules would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. We currently do not believe that these proposed rules will have a material adverse effect on our operations.

      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price paid by stockholders, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in laws or regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and any prospectus supplement accompanying this prospectus contains “forward-looking statements.” These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy and general economic conditions;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

      The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and any prospectus supplement accompanying this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any prospectus supplement accompanying this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus and the date on the cover of any such supplements.

USE OF PROCEEDS

      We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which may include investing in debt or equity securities in primarily privately negotiated transactions, repayment of indebtedness, acquisitions and other general corporate purposes. Because our primary business is to provide long-term debt and equity capital to primarily middle-market companies, we are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise equity capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

      We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above or in any prospectus supplement accompanying this prospectus, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, high quality debt securities maturing in one year or less from the time of investment or other qualifying investments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower-yielding time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On April 26, 2006, the last reported closing sale price of our common stock was $30.62 per share.

		Closing Sales		Premium	Premium
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Dividends

Year ending December 31, 2004
First Quarter	$14.60	$30.85	$27.15	211%	186%	$0.57
Second Quarter	$14.77	$30.25	$23.06	205%	156%	$0.57
Third Quarter	$14.90	$25.80	$22.22	173%	149%	$0.57
Fourth Quarter	$14.87	$28.47	$24.46	191%	164%	$0.57
Extra Dividend						$0.02
Year ended December 31, 2005
First Quarter	$15.22	$27.84	$24.89	183%	164%	$0.57
Second Quarter	$17.01	$29.29	$25.83	172%	152%	$0.57
Third Quarter	$17.37	$29.17	$26.92	168%	155%	$0.58
Fourth Quarter	$19.17	$30.80	$26.11	161%	136%	$0.58
Extra Dividend						$0.03
Year ended December 31, 2006
First Quarter	*	$30.68	$28.51	*	*	$0.59
Second Quarter (through April 26, 2006)	*	$31.09	$30.13	*	*	$0.60

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price divided by NAV.

*	Not determinable at the time of filing.

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors. Our Board of Directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt and Equity Capital” and “Tax Status.” There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Certain of our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with our Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and this financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by U.S. generally accepted accounting principles.

OVERVIEW

      As a business development company, we are in the private equity business. Specifically, we provide long-term debt and equity investment capital to companies in a variety of industries. Our lending and investment activity has generally been focused on private finance and commercial real estate finance, which included primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS, and collateralized debt obligation bonds and preferred shares, which we refer to as CDOs.

      On May 3, 2005, we completed the sale of our portfolio of CMBS and real estate related CDO investments. Upon the completion of this transaction, our lending and investment activity has been focused primarily on private finance investments. Our private finance activity principally involves providing financing to middle market U.S. companies through privately negotiated long-term debt and equity investment capital. Our financing is generally used to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. Our investment objective is to achieve current income and capital gains.

      Our portfolio composition at December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003

Private finance	96%	76%	74%
Commercial real estate finance	4%	24%	26%

      Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net realized and unrealized gains or losses on our investment portfolio after deducting interest expense on borrowed capital, operating expenses and income taxes, including excise tax. Interest income results from the stated interest rate earned on a loan or debt security and the amortization of loan origination fees and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the year multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, interest rates on the types of loans we make, the level of repayments in the portfolio, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

      Because we are a regulated investment company for tax purposes, we intend to distribute substantially all of our annual taxable income as dividends to our shareholders. See “Other Matters” below.

PORTFOLIO AND INVESTMENT ACTIVITY

      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	At and for the
	Years Ended December 31,

	2005	2004	2003
($ in millions)
Portfolio at value	$3,606.4	$3,013.4	$2,584.6
Investments funded	$1,675.8	$1,524.5	$931.5
Change in accrued or reinvested interest and dividends	$6.6	$52.2	$45.0
Principal collections related to investment repayments or sales	$1,503.4	$909.2	$788.3
Yield on interest-bearing investments(1)	12.8%	14.0%	14.7%

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of loan origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	At and for the
	Years Ended December 31,

	2005	2004	2003
($ in millions)
Portfolio at value:
Loans and debt securities	$2,094.9	$1,602.9	$1,214.9
Equity securities	1,384.4	699.2	687.8

Total portfolio	$3,479.3	$2,302.1	$1,902.7

Investments funded(1)	$1,462.3	$1,140.8	$498.0
Change in accrued or reinvested interest and dividends	$24.6	$45.6	$41.8
Principal collections related to investment repayments or sales	$703.9	$551.9	$318.6
Yield on interest-bearing investments(2)	13.0%	13.9%	15.0%

(1)	Investments funded for the year ended December 31, 2004, included a $47.5 million subordinated debt investment in The Hillman Companies, Inc. received in conjunction with the sale of Hillman as discussed below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Our investment activity is focused on making long-term investments in the debt and equity of primarily private middle market companies. Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as mezzanine debt. Equity investments may include a minority equity stake in connection with a debt investment or a substantial equity stake in connection with a buyout transaction. In a buyout transaction, we generally invest in senior and/or subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. In addition, we may fund most or all of the debt and equity capital upon the closing of certain buyout transactions, which may include investments in lower-yielding senior debt. Subsequent to the closing, the portfolio company may refinance all or a portion of the lower-yielding senior debt, which would reduce our investment. Repayments include repayments of senior debt funded by us that was subsequently refinanced or repaid by the portfolio companies.

      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. Recently, we have seen junior debt financing opportunities in the market that we believe are unattractive from a risk/return perspective. We believe many of these transactions employ too much leverage and are priced too low relative to the risks inherent in junior debt instruments. To address the currently active merger and acquisition market for private companies, our strategy is to focus on buyout and recapitalization transactions where we can manage risk through the structure and terms of our debt and equity investments and where we can potentially realize more attractive total returns from both current interest and fee income and future capital gains. We are also focusing our debt investing on smaller middle market companies where we can provide both senior and subordinated debt or unitranche debt, where our current yield may be lower than traditional subordinated debt. We believe that providing both senior and subordinated debt or unitranche debt provides greater protection in the capital structures of our portfolio companies.

      Investments Funded. Investments funded and the weighted average yield on investments funded for the years ended December 31, 2005, 2004, and 2003, consisted of the following:

	2005 Investments Funded

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans(3)	$76.8	10.0%	$250.2	6.4%	$327.0	7.2%
Unitranche debt(2)	259.5	10.5%	—	—	259.5	10.5%
Subordinated debt	296.9	12.3%	330.9	12.5%	627.8	12.4%

Total loans and debt securities	633.2	11.3%	581.1	9.9%	1,214.3	10.6%
Equity	82.5		165.5		248.0

Total	$715.7		$746.6		$1,462.3

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt combined.

(3)	Buyout senior loans funded include $174.9 million which was repaid during the year.

	2004 Investments Funded

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$25.1	9.1%	$140.8	7.2%	$165.9	7.5%
Unitranche debt(2)	18.9	13.0%	—	—	18.9	13.0%
Subordinated debt	396.4	13.4%	320.1	15.5%	716.5	14.4%

Total loans and debt securities	440.4	13.2%	460.9	13.0%	901.3	13.1%
Equity	72.3		167.2		239.5

Total	$512.7		$628.1		$1,140.8

	2003 Investments Funded

	Debt Investments		Buyout Investments		Total

		Weighted		Weighted		Weighted
		Average		Average		Average
	Amount	Yield(1)	Amount	Yield(1)	Amount	Yield(1)
($ in millions)
Loans and debt securities:
Senior loans	$44.6	9.4%	$28.6	2.6%	$73.2	6.7%
Unitranche debt(2)	25.0	15.5%	—	—	25.0	15.5%
Subordinated debt	354.8	14.6%	1.2	25.0%	356.0	14.6%

Total loans and debt securities	424.4	14.1%	29.8	3.5%	454.2	13.4%
Equity	15.6		28.2		43.8

Total	$440.0		$58.0		$498.0

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest on accruing interest-bearing investments, divided by (b) total interest-bearing investments funded.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt. The yield on a unitranche investment reflects the blended yield of senior and subordinated debt combined.

     In January and February 2006, we funded private finance investments totaling $525.4 million.

      We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash.

      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on the number and size of investments that we make or that we exit and many other factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. We believe that merger and acquisition activity in the middle market was strong in 2004 and continued into 2005, which has resulted in an increase in private finance investment opportunities, as well as increased repayments. We currently have an active pipeline of new investments under consideration. We believe that merger and acquisition activity for middle market companies will continue to be strong into 2006.

      Portfolio Yield. The yield on the private finance loans and debt securities was 13.0% at December 31, 2005, as compared to 13.9% and 15.0% at December 31, 2004 and 2003, respectively. The weighted average yield on the private finance loans and debt securities may fluctuate from year to year depending on the yield on new loans and debt securities funded, the yield on loans and debt securities repaid, the amount of loans and debt securities for which interest is not accruing and the amount of lower-yielding senior or unitranche debt in the portfolio at the end of the year. The yield on the private finance portfolio has declined partly due to our strategy to pursue more buyout and recapitalization transactions, which may include investing in senior debt, as well as pursue unitranche investments.

      Outstanding Investment Commitments. At December 31, 2005, we had outstanding private finance investment commitments totaling $221.6 million, including the following:

•	$33.3 million in the form of debt to Promo Works, LLC.

•	$20.0 million in the form of debt to Business Loan Express, LLC.

•	$14.0 million in the form of debt to S.B. Restaurant Company.

•	$12.5 million in the form of equity to eight private venture capital funds.

•	$12.0 million in the form of debt and equity to Amerex Group, LLC.

•	$7.8 million in the form of debt to Mercury Air Centers, Inc.

•	$7.5 million in the form of equity to Pennsylvania Avenue Investors, L.P., a limited partnership controlled by us that invests in private equity buyout funds.

•	$6.5 million in co-investment commitments to Pine Creek Equity Partners, LLC.

•	We have various commitments to Callidus Capital Corporation (Callidus), which owns 80% of Callidus Capital Management, LLC, an asset management company that structures and manages collateralized debt obligations (CDOs), collateralized loan obligations (CLOs), and other related investments. Our commitment to Callidus consisted of the following at December 31, 2005:

			Amount
	Committed	Amount	Available
	Amount	Drawn	to be Drawn
($ in millions)
Subordinated debt to support warehouse facilities & warehousing activities(1)	$40.0	$—	$40.0
Revolving line of credit for working capital	4.0	0.6	3.4

Total(2)	$44.0	$0.6	$43.4

(1)	Callidus has a secured warehouse credit facilities with a third party for up to $400 million. The facility is used primarily to finance the acquisition of loans pending securitization through a CDO or CLO. In conjunction with this warehouse credit facility, we have agreed to designate our $40 million subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support the warehouse facility.
(2)	Subsequent to December 31, 2005, we provided Callidus with a new $50.0 million revolving credit facility to support its purchase of middle market senior loans pending the sale of such loans to its warehouse credit facilities.

In addition, we had a commitment to Callidus to purchase preferred equity in future CLO transactions of $32.4 million at December 31, 2005.

      In addition to these outstanding investment commitments at December 31, 2005, we may be required to fund additional amounts under earn-out arrangements primarily related to buyout transactions in the future if those companies meet agreed-upon performance targets. We also had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $178.6 million. See “Financial Condition, Liquidity and Capital Resources.”

      Our largest investments at value at December 31, 2005, were in Advantage Sales & Marketing, Inc. and Business Loan Express, LLC (BLX). See “Results of Operations” for a discussion of the net change in unrealized appreciation or depreciation related to these investments.

      Advantage Sales & Marketing, Inc.     At December 31, 2005, our investment in Advantage Sales & Marketing, Inc. (Advantage) totaled $257.7 million at cost and $660.4 million at value, or 16.4% of our total assets, which included unrealized appreciation of $402.7 million. We completed the purchase of a majority ownership in Advantage in June 2004.

      Total interest and related portfolio income earned from our investment in Advantage for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
($ in millions)
Interest income	$30.9	$15.5
Fees and other income	6.5	5.8

Total	$37.4	$21.3

      Interest income from Advantage for the year ended December 31, 2004, included interest income of $2.2 million which was paid in kind. The interest paid in kind was paid to us through the issuance of additional debt in 2004, which was subsequently paid in cash in 2005.

      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Advantage of $378.4 million and $24.3 million for the years ended December 31, 2005 and 2004, respectively.

      Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

      On March 29, 2006, we sold our majority equity interest in Advantage. We retained an equity investment valued at $15 million as a minority shareholder. Advantage sold for an enterprise value of $1.05 billion, subject to post-closing adjustments and we realized a gain on our equity sold of approximately $430 million, also subject to post-closing adjustments. In connection with the transaction, we were repaid our $184 million in subordinated debt outstanding. As consideration for the common stock sold in the transaction, we received a $150 million subordinated note, with the balance of the consideration paid in cash. Approximately $34 million of our proceeds are subject to certain holdback provisions. In addition, there is potential for us to receive additional consideration through an earn-out payment that would be based on Advantage’s 2006 audited results. Our realized gain of approximately $430 million excludes any earn-out amounts.

      Business Loan Express, LLC.     At December 31, 2005, our investment in BLX totaled $299.4 million at cost and $357.1 million at value, or 8.9% of our total assets, which includes unrealized appreciation of $57.7 million. We acquired BLX in 2000.

      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
($ in millions)
Interest income	$14.3	$23.2	$21.9
Dividend income	14.0	14.8	7.8
Loan prepayment premiums	—	—	0.1
Fees and other income	9.2	12.0	16.9

Total	$37.5	$50.0	$46.7

      Interest and dividend income from BLX for the years ended December 31, 2005, 2004, and 2003, included interest and dividend income of $8.9 million, $25.4 million, and $17.5 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to us through the issuance of additional debt or equity interests. Accrued interest and dividends receivable at December 31, 2005, included accrued interest and fees due from BLX totaling $5.7 million, of which $5.5 million was paid in cash in the first quarter of 2006.

      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in BLX of $2.9 million for the year ended December 31, 2005, a net decrease in unrealized appreciation of $32.3 million for the year ended December 31, 2004, and a net increase in unrealized appreciation of $51.7 million for the year ended December 31, 2003.

      BLX is a national, non-bank lender that participates in the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a nationwide preferred lender, as designated by the SBA, and originates, sells, and services small business loans. In addition, BLX originates conventional small business loans and small investment real estate loans. BLX has offices across the United States and is headquartered in New York, New York. Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results.

      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. We hold all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.

      We have a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to the company that matures on April 30, 2006. There was $10.0 million outstanding under this facility at December 31, 2005.

      At December 31, 2005, BLX had a three-year $275.0 million revolving credit facility provided by third party lenders that was scheduled to mature in January 2007. As the controlling equity owner in BLX, we had provided an unconditional guaranty to the revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under the revolving credit facility. At December 31, 2005, the principal amount outstanding on the revolving credit facility was $228.2 million and letters of credit issued under the facility were $41.7 million. The total obligation guaranteed by us at December 31, 2005, was $135.4 million. On March 17, 2006, BLX closed on a new three-year $500.0 million revolving credit facility that matures in March 2009, which replaced the existing facility. The revolving credit facility may be expanded through new or additional commitments up to $600.0 million at BLX’s option. This new facility provides for a sub-facility for the issuance of letters of credit for up to an amount equal to 25% of the committed facility. We have provided an unconditional guaranty to these revolving credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under this facility. At March 17, 2006, the principal amount outstanding on the revolving credit facility was $217.6 million and letters of credit issued under the facility were $41.7 million. The total obligation guaranteed by us on March 17, 2006, was $130.0 million. This guaranty can be called by the lenders only in the event of a default under the BLX credit facility. BLX was in compliance with the terms of this facility at March 17, 2006.

      At December 31, 2005, we had also provided four standby letters of credit totaling $34.1 million in connection with four term securitization transactions completed by BLX.

      The Hillman Companies, Inc. On March 31, 2004, we sold our control investment in The Hillman Companies, Inc. (Hillman) for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. We were repaid our existing $44.6 million in outstanding debt. Total consideration to us from this sale, including the repayment of debt, was $245.6 million, which included net cash proceeds of $198.1 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, we sold a $5.0 million participation in our subordinated debt in Hillman to a third party, which reduced our investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, we realized a gain of $150.3 million on the transaction.

Commercial Real Estate Finance

      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	At and for the Years Ended December 31,

	2005		2004		2003

	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$—		$373.8	14.6%	$394.0	14.1%
CDO bonds and preferred shares	—		212.6	16.8%	186.6	16.7%
Commercial mortgage loans	102.6	7.6%	95.0	6.8%	83.6	8.6%
Real estate owned	13.9		16.9		12.8
Equity interests	10.6		13.0		4.9

Total portfolio	$127.1		$711.3		$681.9

Investments funded	$213.5		$383.7		$433.5
Change in accrued or reinvested interest	$(18.0)		$6.6		$3.2
Principal collections related to investment repayments or sales(2)	$799.5		$357.3		$469.7

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

(2)	Principal collections related to investment repayments or sales for the year ended December 31, 2005, included $718.1 million related to the sale of our CMBS and CDO portfolio.

     Our commercial real estate investments funded for the years ended December 31, 2005, 2004, and 2003, were as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Year Ended December 31, 2005
CMBS bonds (4 new issuances)(2)	$211.5	$(90.5)	$121.0
Commercial mortgage loans	88.5	(0.8)	87.7
Equity interests	4.8	—	4.8

Total	$304.8	$(91.3)	$213.5

For the Year Ended December 31, 2004
CMBS bonds (13 new issuances(1))	$419.1	$(183.7)	$235.4
CDO bonds and preferred shares (3 issuances)	40.5	(0.1)	40.4
Commercial mortgage loans	112.1	(8.2)	103.9
Equity interests	4.0	—	4.0

Total	$575.7	$(192.0)	$383.7

For the Year Ended December 31, 2003
CMBS bonds (15 new issuances(1))	$508.5	$(225.9)	$282.6
CDO bonds and preferred shares (3 issuances)	145.8	(0.4)	145.4
Commercial mortgage loans	3.0	—	3.0
Equity interests	2.5	—	2.5

Total	$659.8	$(226.3)	$433.5

(1)	CMBS investments also include investments in issuances in which we have previously purchased CMBS bonds.
(2)	The CMBS bonds invested in during the year ended December 31, 2005, were sold on May 3, 2005.

     At December 31, 2005, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $81.2 million, including $59.7 million to Timarron Capital, Inc., and commitments in the form of standby letters of credit and guarantees related to equity interests of $7.1 million. In January 2006, certain assets of Timarron Capital, Inc. were sold and this outstanding commitment was canceled.

      Sale of CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares.     On May 3, 2005, we completed the sale of our portfolio of commercial mortgage-backed securities (CMBS) and real estate related collateralized debt obligation (CDO) bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and a net realized gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. The CMBS and CDO assets sold had a cost basis at closing of $739.8 million, including accrued interest of $21.7 million. Upon the closing of the sale, we settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale.

      For tax purposes, we estimate that the net gain from the sale of the CMBS and CDO portfolio will be approximately $244 million, after transaction and other costs of $7.8 million. The difference between the net gain for book and tax purposes results from temporary differences in the recognition of income and expenses related to these assets.

      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we agreed to sell certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. This transaction was completed on July 13, 2005, and we received total cash proceeds of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, we have agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, subject to certain limitations and excluding our existing portfolio and related activities.

      The real estate securities purchase agreement, under which we sold the CMBS and CDO portfolio, and the platform asset purchase agreement contain customary representations and warranties, and require us to indemnify the affiliates of the Caisse that are parties to the agreements for certain liabilities arising under the agreements, subject to certain limitations and conditions.

      We also entered into a transition services agreement with CWCapital pursuant to which we provided certain transition services to CWCapital for a limited transition period to facilitate the transfer of various servicing and other rights related to the CMBS and CDO portfolio. During the transition period, we agreed, among other things, to continue to act as servicer or special servicer with respect to the CMBS and CDO portfolio. Services provided under the transition services agreement, except for certain information technology services, were completed on July 13, 2005. For the year ended December 31, 2005, we received a total of $1.4 million under the transition services agreement as reimbursement for employee and administrative expenses. These amounts reduced our employee expenses by $1.1 million and administrative expenses by $0.3 million.

Hedging Activities

      We have invested in commercial mortgage loans and CMBS and CDO bonds, which were purchased at prices that were based in part on comparable Treasury rates. We have entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities due to changes in interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions. These losses are limited to the increase in value of the borrowed Treasury securities; conversely, the value of the hedged commercial real estate assets would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions which are limited to the decline in value of the borrowed Treasury securities; conversely, the value of the hedged commercial real estate assets would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.

      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $17.7 million and $38.2 million at December 31, 2005 and 2004, respectively. The net proceeds related to the sales of the borrowed Treasury securities plus or minus the additional cash collateral provided or received under the terms of the transactions were $17.7 million and $38.2 million at December 31, 2005 and 2004, respectively. The hedge at December 31, 2005, related to commercial mortgage loans and the hedge at December 31, 2004, related primarily to CMBS and CDO bonds. The amount of the hedge will vary from period to period depending upon the amount of commercial real estate assets that we own and have hedged as of the balance sheet date.

Accrued Interest and Dividends Receivable

      Accrued interest and dividends receivable as of December 31, 2005 and 2004, was as follows:

	2005	2004
($ in millions)
Private finance	$58.7	$59.8
Commercial real estate finance
CMBS and CDO bonds	—	18.9
Commercial mortgage loans and other	1.7	0.8

Total	$60.4	$79.5

      Total accrued interest and dividends receivable declined from December 31, 2004, to December 31, 2005, primarily as a result of the sale of our portfolio of CMBS and CDO assets on May 3, 2005. See “Commercial Real Estate Finance” above.

Portfolio Asset Quality

      Portfolio by Grade. We employ a grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At December 31, 2005 and 2004, our portfolio was graded as follows:

	2005		2004

	Portfolio	Percentage of	Portfolio	Percentage of
Grade	at Value	Total Portfolio	at Value(1)	Total Portfolio

($ in millions)
1	$1,643.0	45.6%	$952.5	31.6%
2	1,730.8	48.0	1,850.5	61.4
3	149.1	4.1	121.2	4.0
4	26.5	0.7	11.7	0.4
5	57.0	1.6	77.5	2.6

	$3,606.4	100.0%	$3,013.4	100.0%

(1)	The value of the CMBS and CDO assets sold on May 3, 2005, was $586.4 million at December 31, 2004, and this value was included in Grade 2 assets. See “Commercial Real Estate Finance” above.

     Grade 1 portfolio assets increased from $952.5 million at December 31, 2004, to $1.6 billion at December 31, 2005, primarily as a result of the appreciation in value of our investment in Advantage Sales & Marketing, Inc. (Advantage) as well as certain other companies. Advantage had a value of $660.4 million, including $402.7 million of unrealized appreciation, at December 31, 2005, as compared to a value of $283.0 million, including $24.3 million of unrealized appreciation, at December 31, 2004. See further discussion of the valuation of Advantage below. In March 2006, we announced that we had signed a definitive agreement to sell a majority interest in Advantage. See “— Portfolio and Investment Activity” above for further discussion.

      Total Grade 3, 4 and 5 portfolio assets were $232.6 million and $210.4 million, respectively, or were 6.4% and 7.0%, respectively, of the total portfolio at value at December 31, 2005 and 2004.

      Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the private equity business is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grade 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with such companies in order to recover the maximum amount of our investment.

      Loans and Debt Securities on Non-Accrual Status. At December 31, 2005 and 2004, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

	2005	2004
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$15.6	$34.4
Companies less than 5% owned	11.4	16.5
Commercial real estate finance	12.9	5.6
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	58.0	29.4
Companies 5% to 25% owned	0.5	0.7
Companies less than 5% owned	49.5	15.8
Commercial real estate finance	7.9	12.5

Total	$155.8	$114.9

Percentage of total portfolio	4.3%	3.8%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.

     Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at December 31, 2005 and 2004, were as follows:

	2005	2004

($ in millions)
Private finance	$74.6	$73.5
Commercial real estate finance
CMBS bonds	—	49.0
Commercial mortgage loans	6.1	10.1

Total	$80.7	$132.6

Percentage of total portfolio	2.2%	4.4%

      In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. In addition, interest may not accrue on loans to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income.

      Our loans and debt securities on non-accrual status increased by $40.9 million during 2005. This net increase during the year resulted primarily from the move of two loans to non-accrual status totaling $46.7 million at value at December 31, 2005, offset by a net decrease in the value of loans that were on non-accrual status at both December 31, 2005 and 2004.

      As a result of these and other factors, the amount of the private finance portfolio that is greater than 90 days delinquent or on non-accrual status may vary from period to period. Loans and debt securities on non-accrual status and over 90 days delinquent should not be added together as they are two separate measures of portfolio asset quality. Loans and debt securities that are in both categories (i.e., on non-accrual status and over 90 days delinquent) totaled $60.7 million and $43.9 million at December 31, 2005 and 2004, respectively.

RESULTS OF OPERATIONS

Comparison of the Years Ended December 31, 2005, 2004, and 2003

      The following table summarizes our operating results for the years ended December 31, 2005, 2004, and 2003.

				Percent				Percent
	2005	2004	Change	Change	2004	2003	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$317,153	$319,642	$(2,489)	(1)%	$319,642	$290,719	$28,923	10%
Loan prepayment premiums	6,250	5,502	748	14%	5,502	8,172	(2,670)	(33)%
Fees and other income	50,749	41,946	8,803	21%	41,946	30,338	11,608	38%

Total interest and related portfolio income	374,152	367,090	7,062	2%	367,090	329,229	37,861	11%

Expenses
Interest	76,798	75,650	1,148	2%	75,650	77,233	(1,583)	(2)%
Employee	78,300	53,739	24,561	46%	53,739	36,945	16,794	45%
Administrative	70,267	34,686	35,581	103%	34,686	22,387	12,299	55%

Total operating expenses	225,365	164,075	61,290	37%	164,075	136,565	27,510	20%

Net investment income before income taxes	148,787	203,015	(54,228)	(27)%	203,015	192,664	10,351	5%
Income tax expense (benefit), including excise tax	11,561	2,057	9,504	**	2,057	(2,466)	4,523	**

Net investment income	137,226	200,958	(63,732)	(32)%	200,958	195,130	5,828	3%

Net Realized and Unrealized Gains (Losses)
Net realized gains	273,496	117,240	156,256	133%	117,240	75,347	41,893	56%
Net change in unrealized appreciation or depreciation	462,092	(68,712)	530,804	*	(68,712)	(78,466)	9,754	*

Total net gains (losses)	735,588	48,528	687,060	*	48,528	(3,119)	51,647	*

Net income	$872,814	$249,486	$623,328	250%	$249,486	$192,011	$57,475	30%

Diluted earnings per common share	$6.36	$1.88	$4.48	238%	$1.88	$1.62	$0.26	16%

Weighted average common shares outstanding — diluted	137,274	132,458	4,816	4%	132,458	118,351	14,107	12%

*	Net change in unrealized appreciation or depreciation and net gains (losses) can fluctuate significantly from year to year.

**	Percentage change is not meaningful.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums, and fees and other income.

      Interest and dividend income for the years ended December 31, 2005, 2004, and 2003, was composed of the following:

	2005	2004	2003
($ in millions)
Interest
Private finance loans and debt securities	$251.0	$195.2	$177.3
CMBS and CDO portfolio	29.4	93.3	86.2
Commercial mortgage loans	7.6	9.4	9.0
Cash and cash equivalents and other	9.4	3.1	2.8

Total interest	297.4	301.0	275.3
Dividends	19.8	18.6	15.4

Total interest and dividends	$317.2	$319.6	$290.7

      The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio at value and the weighted average yield on the interest-bearing investments in the portfolio at December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Interest-bearing portfolio at value	$2,211.4	$2,301.2	$1,891.9
Portfolio yield	12.8%	14.0%	14.7%

      We sold our CMBS and CDO portfolio on May 3, 2005. As a result of this transaction, our interest income for the year ended December 31, 2005, was reduced due to the loss of interest from the portfolio sold (net of interest income earned on short-term excess cash investments). The CMBS and CDO portfolio sold on May 3, 2005, had a cost basis of $718.1 million and a weighted average yield on the cost basis of the portfolio of approximately 13.8%. Excess cash proceeds from the sale that were not used for the repayment of debt or other general corporate purposes were held in cash and money market securities until the cash was reinvested in the portfolio.

      The portfolio yield at December 31, 2005, of 12.8% as compared to the portfolio yield of 14.0% and 14.7% at December 31, 2004 and 2003, respectively, reflects the sale of the CMBS and CDO portfolio on May 3, 2005, as well as the mix of debt investments in the private finance portfolio. See the discussion of the private finance portfolio yield above under the caption “Private Finance.”

      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the timing and amount of dividends that are declared or paid by a portfolio company on preferred or common equity interests. Dividend income included dividends from BLX on the Class B equity interests held by us of $14.0 million, $14.8 million, and $7.8 million for the years ended December 31, 2005, 2004, and 2003, respectively. For the year ended December 31, 2005, $12.0 million of these dividends were paid in cash and $2.0 million of these dividends were paid through the issuance of additional Class B equity interests. For the years ended December 31, 2004 and 2003, these dividends were paid through the issuance of additional Class B equity interests.

      Loan prepayment premiums were $6.3 million, $5.5 million, and $8.2 million for the years ended December 31, 2005, 2004, and 2003, respectively. While the scheduled maturities of private finance and commercial real estate loans generally range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management and consulting services to portfolio companies, guarantees, and other services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters.

      Fees and other income for the years ended December 31, 2005, 2004, and 2003, included fees relating to the following:

	2005	2004	2003
($ in millions)
Structuring and diligence	$24.6	$18.4	$6.1
Transaction and other services provided to portfolio companies	2.9	3.2	4.5
Management, consulting and other services provided to portfolio companies and guaranty fees	20.8	17.4	18.7
Other income	2.4	2.9	1.0

Total fees and other income	$50.7	$41.9	$30.3

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level of investment activity and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      Fees and other income for the year ended December 31, 2005, included structuring fees from Norwesco, Inc., Callidus Capital Corporation, Triax Holdings, LLC, and Meineke Car Care Centers, Inc. totaling $9.4 million. Fees and other income for the year ended December 31, 2004, included structuring fees from Advantage, Financial Pacific Company, Mercury Air Centers, Inc. and Insight Pharmaceutical Corporation totaling $10.0 million.

      Fees and other income related to the CMBS and CDO portfolio were $4.1 million, $6.2 million, and $2.8 million for the years ended December 31, 2005, 2004, and 2003, respectively.

      Advantage and BLX were our largest investments at value at December 31, 2005 and 2004, and together represented 25.3% and 19.0%, of our total assets, respectively. BLX and

Hillman were our largest portfolio investments at December 31, 2003, and together represented 19.1% of our total assets at December 31, 2003.

      Total interest and related portfolio income from these investments for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
($ in millions)
Advantage(1)	$37.4	$21.3	$—
BLX	$37.5	$50.0	$46.7
Hillman(1)	$—	$2.5	$9.7

(1)	Includes income from our controlled investments only.

     Operating Expenses. Operating expenses include interest, employee, and administrative expenses.

      Interest Expense. The fluctuations in interest expense during the years ended December 31, 2005, 2004, and 2003, were primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average cost of debt, including fees and closing costs, at and for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Total outstanding debt	$1,284.8	$1,176.6	$954.2
Average outstanding debt	$1,087.1	$985.6	$943.5
Weighted average cost(1)	6.5%	6.6%	7.5%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest rate on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

     In addition, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $1.4 million, $5.2 million, and $5.9 million for the years ended December 31, 2005, 2004, and 2003, respectively.

      Employee Expense. Employee expenses for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Salaries and employee benefits	$57.3	$40.7	$28.3
Individual performance award (IPA)	7.0	13.4	—
IPA mark to market expense (benefit)	2.0	(0.4)	—
Individual performance bonus (IPB)	6.9	—	—
Transition compensation, net	5.1	—	—
Retention award	—	—	8.6

Total employee expense	$78.3	$53.7	$36.9

Number of employees at end of period	131	162	125

      The change in salaries and employee benefits reflects the effect of wage increases, the change in mix of employees given their area of responsibility and relevant experience level, and the termination of certain employees in our commercial real estate group as discussed below. Salaries and employee benefits expense has generally increased due to changes in the composition of our employee resources and compensation increases.

      Transition compensation costs were $5.1 million for the year ended December 31, 2005, including $3.1 million of costs under retention agreements and $3.1 million of transition services bonuses awarded to certain employees in the commercial real estate group as a result of the sale of the CMBS and CDO portfolio. Transition compensation costs of $5.1 million for the year ended December 31, 2005, reflect a reduction for salary reimbursements from CWCapital under the transition services agreement of $1.1 million. See the caption “Commercial Real Estate Finance” above for additional information.

      Employee expense, excluding transition compensation, related to the 31 employees in our commercial real estate group who terminated employment in the third quarter of 2005 as a result of the sale of our CMBS and CDO portfolio, was $4.5 million, $6.8 million, and $3.4 million for the years ended December 31, 2005, 2004, and 2003, respectively.

      The Individual Performance Award (IPA) is a long-term incentive compensation program for certain officers. The IPA, which is generally determined annually at the beginning of each year, is deposited into a deferred compensation trust generally in four equal installments, on a quarterly basis, in the form of cash. The accounts of the trust are consolidated with our accounts. We are required to mark to market the liability of the trust and this adjustment is recorded to the IPA compensation expense. Because the IPA is deferred compensation, the cost of this award is not a current expense for purposes of computing our taxable income. The expense is deferred for tax purposes until distributions are made from the trust.

      As a result of changes in regulation by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting talent in the private equity industry, the Compensation Committee and the Board of Directors have determined for 2005 and 2006 that a portion of the IPA should be replaced with an individual performance bonus (IPB). The IPB is distributed in cash to award recipients in equal bi-weekly installments (beginning in February of each respective year) as long as the recipient remains employed by us.

      The Compensation Committee and the Board of Directors have determined the IPA and the IPB for 2006 and they are currently estimated to be approximately $6.8 million each; however, the Compensation Committee may adjust the IPA or IPB as needed, or make new awards as new officers are hired. If a recipient terminates employment during the year, any further cash contribution for the IPA or remaining cash payments under the IPB would be forfeited.

      In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement was effective January 1, 2006, and it applies to our stock option plan. Our stock options are typically granted with ratable vesting provisions, and we intend to amortize the compensation cost over the service period. We will use the “modified prospective method” upon adoption. Under the modified prospective method, previously awarded but unvested options are accounted for in accordance with FASB Statement No. 123, except that amounts must be recognized in the income statement beginning January 1, 2006, instead of simply being disclosed. Awards granted on or after January 1, 2006, will be recognized in the income statement. Upon adoption, we estimate that the stock based compensation expense on a pre-tax basis, as measured under the Statement, will be approximately $13 million, $10 million, and $3 million for the years ended December 31, 2006, 2007, and 2008, respectively, for stock-based compensation related to options granted prior to January 1, 2006, that has not historically been recorded in our statement of operations. This does not include any expense related to stock options that will be granted in the future as the fair value of those stock options will be determined at the time of grant. See Note 2, “Summary of Significant Accounting Policies” of our Notes to Consolidated Financial Statements.

      Administrative Expense. Administrative expenses include legal and accounting fees, valuation assistance fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, portfolio origination and development expenses, stock record expenses, directors’ fees, and various other expenses. Administrative expenses for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Administrative expenses, excluding investigation related costs	$33.9	$30.1	$22.4
Investigation related costs	36.4	4.6	—

Total administrative expenses	$70.3	$34.7	$22.4

      The increase in administrative expenses, excluding investigation related costs, for the year ended December 31, 2005, over the year ended December 31, 2004, was primarily due to increased expenses related to evaluating potential new investments of $2.0 million, accounting fees of $0.8 million, recruiting and employee training costs of $0.6 million, and valuation assistance fees of $0.5 million, offset by a decrease in expenses related to a decline in portfolio workout expenses of $0.6 million.

      Administrative expenses, excluding investigation related costs, were $30.1 million for the year ended December 31, 2004, a $7.7 million increase over administrative expenses of $22.4 million for the year ended December 31, 2003. The increase in expenses primarily resulted from:

•	a net increase in accounting, consulting, and other fees of $1.7 million. This increase is primarily attributable to fees associated with the implementation of the requirements under the Sarbanes-Oxley Act of 2002 (including Section 404) and valuation assistance,

•	an increase in deal costs related to evaluating potential new investments of $1.6 million. Costs related to mezzanine lending are generally paid by the borrower, however, costs related to buyout investments are generally funded by us. Accordingly, if a prospective deal does not close, we incur expenses that are not recoverable,

•	an increase in expenses related to portfolio development and workout activities of $1.5 million,

•	an increase in rent of $1.4 million associated with the opening of an office in Los Angeles, CA and expanding our office space in Chicago, IL and New York, NY, and

•	an increase in other expenses, including stock record expense, insurance premiums and directors’ fees of $1.1 million, and travel expenses of $0.8 million.

      In addition, administrative expenses for the years ended December 31, 2005 and 2004, included costs associated with requests for information in connection with two government investigations. These expenses remain difficult to predict. See “Legal Proceedings.”

      Income Tax Expense (Benefit), Including Excise Tax.     Income tax expense (benefit) for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Income tax expense (benefit)	$5.4	$1.1	$(2.5)
Excise tax expense	6.2	1.0	—

Income tax expense (benefit), including excise tax	$11.6	$2.1	$(2.5)

      Our wholly owned subsidiary, A.C. Corporation, is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate based on its operating results in a given period. In addition, our estimated annual taxable income for 2005 exceeded our dividend distributions to shareholders for 2005 from such taxable income, and such estimated excess taxable income will be distributed in 2006. Therefore, we will be required to pay a 4% excise tax on the excess of 98% of our taxable income for 2005 over the amount of actual distributions for 2005. Accordingly, we accrued an estimated excise tax of $6.2 million for the year ended December 31, 2005, based upon our current estimate of annual taxable income for 2005. See “Financial Condition, Liquidity and Capital Resources.”

      Realized Gains and Losses. Net realized gains primarily result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds and CDO bonds and preferred shares, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
($ in millions)
Realized gains	$343.1	$267.7	$94.3
Realized losses	(69.6)	(150.5)	(19.0)

Net realized gains	$273.5	$117.2	$75.3

      When we exit an investment and realize a gain or loss, we make an accounting entry to reverse any unrealized appreciation or depreciation, respectively, we had previously recorded to reflect the appreciated or depreciated value of the investment. For the years ended December 31, 2005, 2004, and 2003, we reversed previously recorded unrealized appreciation or depreciation when gains or losses were realized as follows:

	2005(1)	2004	2003
($ in millions)
Reversal of previously recorded net unrealized appreciation associated with realized gains	$(108.0)	$(210.5)	$(78.5)
Reversal of previously recorded net unrealized depreciation associated with realized losses	68.0	151.8	20.3

Total reversal	$(40.0)	$(58.7)	$(58.2)

(1)	Includes the reversal of net unrealized appreciation of $6.5 million on the CMBS and CDO assets sold and the related hedges. The net unrealized appreciation recorded on these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

      Realized gains for the years ended December 31, 2005, 2004, and 2003, were as follows:

($ in millions)

2005

Portfolio Company	Amount

Private Finance:
Housecall Medical Resources, Inc.	$53.7
Fairchild Industrial Products Company	16.2
Apogen Technologies Inc.	9.0
Polaris Pool Systems, Inc.	7.4
MasterPlan, Inc.	3.7
U.S. Security Holdings, Inc.	3.3
Ginsey Industries, Inc.	2.8
E-Talk Corporation	1.6
Professional Paint, Inc.	1.6
Oriental Trading Company, Inc.	1.0
Woodstream Corporation	0.9
Impact Innovations Group, LLC	0.8
DCS Business Services, Inc.	0.7
Other	3.4

Total private finance	106.1

Commercial Real Estate:
CMBS/CDO assets, net(1)	227.7
Other	9.3

Total commercial real estate	237.0

Total gross realized gains	$343.1

2004

Portfolio Company	Amount

Private Finance:
The Hillman Companies, Inc.	$150.3
CorrFlex Graphics, LLC	25.7
Professional Paint, Inc.	13.7
Impact Innovations Group, LLC	11.1
The Hartz Mountain Corporation	8.3
Housecall Medical Resources, Inc.	7.2
International Fiber Corporation	5.2
CBA-Mezzanine Capital Finance, LLC	4.1
United Pet Group, Inc.	3.8
Oahu Waste Services, Inc.	2.8
Grant Broadcasting Systems II	2.7
Matrics, Inc.	2.1
SmartMail, LLC	2.1
Other	7.6

Total private finance	246.7

Commercial Real Estate:
CMBS/CDO assets, net(1)	17.4
Other	3.6

Total commercial real estate	21.0

Total gross realized gains	$267.7

2003

Portfolio Company	Amount

Private Finance:
Blue Rhino Corporation	$12.6
CyberRep	9.6
Morton Grove Pharmaceuticals, Inc.	8.5
Warn Industries, Inc.	8.0
Woodstream Corporation	6.6
Kirkland’s Inc.	3.0
Julius Koch USA, Inc.	2.8
GC-Sun Holdings II, LP	2.5
Interline Brands, Inc.	1.7
WyoTech Acquisition Corporation	1.3
Advantage Mayer, Inc.	1.2
Other	3.2

Total private finance	61.0

Commercial Real Estate:
CMBS/CDO assets, net(1)	31.6
Other	1.7

Total commercial real estate	33.3

Total gross realized gains	$94.3

(1)	Net of net realized losses from related hedges of $0.7 million, $3.8 million, and $2.9 million for the years ended December 31, 2005, 2004, and 2003, respectively.

     Realized losses for the years ended December 31, 2005, 2004, and 2003, were as follows:

($ in millions)

2005

Portfolio Company	Amount

Private Finance:
Norstan Apparel Shops, Inc.	$18.5
Acme Paging, L.P.	13.8
E-Talk Corporation	9.0
Garden Ridge Corporation	7.1
HealthASPex, Inc.	3.5
MortgageRamp, Inc.	3.5
Maui Body Works, Inc.	2.7
Packaging Advantage Corporation	2.2
Other	3.7

Total private finance	64.0

Commercial Real Estate:
Other	5.6

Total commercial real estate	5.6

Total gross realized losses	$69.6

2004

Portfolio Company	Amount

Private Finance:
American Healthcare Services, Inc.	$32.9
The Color Factory, Inc.	24.5
Executive Greetings, Inc.	19.3
Sydran Food Services II, L.P.	18.2
Ace Products, Inc.	17.6
Prosperco Finanz Holding AG	7.5
Logic Bay Corporation	5.0
Sun States Refrigerated Services, Inc.	4.7
Chickasaw Sales & Marketing, Inc.	3.8
Sure-Tel, Inc.	2.3
Liberty-Pittsburgh Systems, Inc.	2.0
EDM Consulting, LLC	1.9
Pico Products, Inc.	1.7
Impact Innovations Group, LLC	1.7
Interline Brands, Inc.	1.3
Startec Global Communications Corporation	1.1
Other	2.7

Total private finance	148.2

Commercial Real Estate:
Other	2.3

Total commercial real estate	2.3

Total gross realized losses	$150.5

2003

Portfolio Company	Amount

Private Finance:
Allied Office Products, Inc.	$7.7
Candlewood Hotel Company	2.7
North American Archery, LLC	2.1
Other	0.5

Total private finance	13.0

Commercial Real Estate:
Other	6.0

Total commercial real estate	6.0

Total gross realized losses	$19.0

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At December 31, 2005, portfolio investments recorded at fair value were approximately 90% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.

      Because of the lack of publicly available information about our private portfolio companies, we will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter. We work with these consultants to obtain assistance as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.

      For the years ended December 31, 2005 and 2004, we received third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin (Houlihan Lokey) for our private finance portfolio as follows:

	2005				2004

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Number of private finance portfolio companies reviewed:
Duff & Phelps(1)	35	72	88	78	22	33	28	22
Houlihan Lokey(2)	1	1	3	3	—	—	—	—

Total number of private finance portfolio companies reviewed (3)	36	72	89	80	22	33	28	22

Percentage of private finance portfolio reviewed at value:
Duff & Phelps(1)	59.6%	83.0%	86.6%	87.9%	19.9%	21.6%	26.6%	42.2%
Houlihan Lokey(2)	14.9%	14.9%	18.9%	23.5%	—	—	—	—

Percentage of private finance portfolio reviewed at value (3)	74.5%	83.0%	89.3%	92.4%	19.9%	21.6%	26.6%	42.2%

(1)	During the third quarter of 2005, S&P Corporate Value Consulting merged with Duff & Phelps, LLC, a financial advisory and investment banking firm. The merged company operates under the name of Duff & Phelps, LLC.

(2)	Houlihan Lokey was initially engaged in the first quarter of 2005.

(3)	Duff & Phelps and Houlihan Lokey both reviewed Advantage Sales & Marketing, Inc. in Q2, Q3 and Q4 2005. In addition, Duff & Phelps and Houlihan Lokey both reviewed one other portfolio company in Q3 2005.

     Professional fees for third-party valuation assistance for the years ended December 31, 2005 and 2004, were $1.4 million and $0.9 million, respectively.

      Valuation Methodology — CMBS Bonds and CDO and CLO Bonds and Preferred Shares/Income Notes (“CMBS/CDO/CLO Assets”). CMBS/CDO/CLO Assets are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CMBS/CDO/CLO Assets as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each bond ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the bonds. We determine the fair value of our CMBS/CDO/CLO Assets on an individual security-by-

security basis. When we sold a group of these real estate related investments in a pool in one or more transactions, the total value received for that pool was generally different than the sum of the fair values of the individual bonds or preferred shares.

      Net Change in Unrealized Appreciation or Depreciation. For the portfolio, net change in unrealized appreciation or depreciation for the years ended December 31, 2005, 2004, and 2003, consisted of the following:

	2005(1)	2004(1)	2003(1)
($ in millions)
Net unrealized appreciation or depreciation	$502.1	$(10.0)	$(20.3)
Reversal of previously recorded unrealized appreciation associated with realized gains	(108.0)	(210.5)	(78.5)
Reversal of previously recorded unrealized depreciation associated with realized losses	68.0	151.8	20.3

Net change in unrealized appreciation or depreciation	$462.1	$(68.7)	$(78.5)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from year to year. As a result, annual comparisons may not be meaningful.

     At December 31, 2005, our two largest investments were in Advantage and BLX. The following is a summary of the methodology that we used to determine the fair value of these investments.

      Advantage Sales & Marketing, Inc. On March 2, 2006, a definitive agreement was signed to sell our majority equity interest in Advantage that indicated an enterprise value of approximately $1.05 billion. See “— Portfolio and Investment Activity” above. At December 31, 2005, we estimated the enterprise value of Advantage to be $1.02 billion given that the closing of the transaction is subject to certain closing conditions and the sales price is subject to pre- and post-closing adjustments and certain holdback provisions. Using the enterprise value at December 31, 2005, we determined the value of our investments in Advantage to be $660.4 million, which resulted in unrealized appreciation on our investment of $402.7 million at December 31, 2005. This is an increase in unrealized appreciation in the fourth quarter of 2005 of $224.9 million and an increase of $378.4 million for the year ended December 31, 2005. Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on our investment in Advantage of $24.3 million for the year ended December 31, 2004. Both Houlihan Lokey and Duff & Phelps assisted us by reviewing our valuation of our investment in Advantage at December 31, 2005. Duff & Phelps also assisted us by reviewing our valuation of our investment in Advantage at December 31, 2004.

      Business Loan Express, LLC. To determine the value of our investment in BLX at December 31, 2005, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We received valuation assistance from Duff & Phelps for our investment in BLX at December 31, 2005 and 2004.

      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at December 31, 2005, was made up of CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation. The December 31, 2004, comparable group included CapitalSource, Inc., however, it has been excluded from the December 31, 2005, comparable group as it elected REIT status and no longer trades as a commercial finance company. The remaining comparable group for December 31, 2005, is consistent with the comparable group at December 31, 2004.

      Our investment in BLX at December 31, 2005, was valued at $357.1 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $57.7 million at December 31, 2005. Net change in unrealized appreciation or depreciation included a net increase in net unrealized appreciation of $2.9 million for the year ended December 31, 2005, a net decrease in unrealized appreciation of $32.3 million for the year ended December 31, 2004, and a net increase in unrealized appreciation of $51.7 million for the year ended December 31, 2003.

      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average common shares used to compute diluted earnings per share, which were 137.3 million, 132.5 million, and 118.4 million for the years ended December 31, 2005, 2004, and 2003, respectively.

OTHER MATTERS

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.

      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferment of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash.

      Dividends declared and paid by us in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. See “Financial Condition, Liquidity and Capital Resources” below.

      In order to maintain our status as a regulated investment company and obtain regulated investment company tax benefits, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

      Our portfolio has historically generated cash flow from which we pay dividends to shareholders and fund new investment activity. Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
($ in millions)
Net cash provided by (used in) operating activities	$116.0	$(179.3)	$80.3
Add: portfolio investments funded	1,668.1	1,472.4	930.6

Total cash provided by operating activities before new investments	$1,784.1	$1,293.1	$1,010.9

      From the cash provided by operating activities before new investments, we make new portfolio investments, fund our operating activities, and pay dividends to shareholders. We also raise new debt and equity capital from time to time in order to fund our investments and operations.

      We invest otherwise uninvested cash in U.S. government- or agency-issued or guaranteed securities that are backed by the full faith and credit of the United States, or in high quality, short-term securities. We place our cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      Dividends to common shareholders for the years ended December 31, 2005, 2004, and 2003, were $314.5 million, $299.3 million, and $267.8 million, respectively. Total regular quarterly dividends were $2.30, $2.28, and $2.28 per common share for the years ended December 31, 2005, 2004, and 2003, respectively. An extra cash dividend of $0.03 and $0.02 per common share was declared during 2005 and 2004, respectively, and was paid to shareholders on January 27, 2006, and January 28, 2005, respectively.

      Dividends are generally determined based upon an estimate of annual taxable income, which includes our taxable interest, dividend and fee income, as well as taxable net capital gains. As discussed above, taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared based upon our estimate of annual taxable income available for distribution to shareholders. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. Excess taxable income carried over and paid out in the next year may be subject to a 4% excise tax. See “Other Matters — Regulated Investment Company Status” above. We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.

      Our estimated annual taxable income for 2005 exceeded our dividend distributions to shareholders for 2005 from such taxable income, and, therefore, we will carry over excess taxable income, which is currently estimated to be $163.8 million, for distribution to shareholders in 2006. Accordingly, for the year ended December 31, 2005, we have accrued an estimated excise tax of $6.2 million. However, our taxable income for 2005 is an estimate and will not be finally determined until we file our 2005 tax return in September 2006, and therefore, the amount of excess taxable income carried over from 2005 into 2006 may be different than this estimate. See “Risk Factors” and Note 10, “Dividends and Distributions and Excise Taxes” of our Notes to Consolidated Financial Statements.

      Because we are a regulated investment company, we distribute our taxable income and, therefore, from time to time we will raise new debt or equity capital in order to fund our investments and operations.

      At December 31, 2005 and 2004, our liquidity portfolio, cash and investments in money market securities, total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

($ in millions)	2005	2004

Liquidity portfolio (including money market securities: 2005-$100.0; 2004-$0)	$200.3	$—
Cash and investments in money market securities (including money market securities: 2005-$22.0; 2004-$0)	$53.3	$57.2
Total assets	$4,025.9	$3,261.0
Total debt outstanding	$1,284.8	$1,176.6
Total shareholders’ equity	$2,620.5	$1,979.8
Debt to equity ratio	0.49	0.59
Asset coverage ratio(1)	309%	280%

(1)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

     We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.70:1.00 because we believe that it is prudent to operate with a larger equity capital base and less leverage.

      During the fourth quarter of 2005, we established a liquidity portfolio that is composed of money market securities and U.S. Treasury bills. The value and yield of the money market securities were $100.0 million and 4.1% and were held in money market funds, at December 31, 2005. The value and yield of the Treasury bills were $100.3 million and 4.3%, respectively, at December 31, 2005. The Treasury bills are due in June 2006. The liquidity portfolio was established to provide a pool of liquid assets within our balance sheet. Our investment portfolio is primarily composed of private, illiquid assets for which there is no readily available market. Our liquidity was reduced when we sold our portfolio of CMBS assets, particularly BB rated bonds, which were generally more liquid than assets in our private finance portfolio. Given the level of taxable income we are carrying over from 2005 for distribution in 2006, we established the liquidity portfolio to ensure that we had ample resources from which to distribute this excess taxable income in 2006. We will assess the amount held in and the composition of the liquidity portfolio throughout the year.

      We did not sell new equity in a public offering during the year ended December 31, 2005. For the years ended December 31, 2004 and 2003, we sold equity of $73.5 million and $422.9 million, respectively. Shareholders’ equity increased by $77.5 million, $51.3 million, and $21.2 million through the exercise of employee options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the years ended December 31, 2005, 2004, and 2003, respectively. On January 31, 2006, we sold 3.0 million shares of our common stock for proceeds of $83.0 million, net of underwriting discounts and estimated offering expenses. We primarily used the proceeds from the equity offering to repay outstanding borrowings under our revolving line of credit and for general corporate purposes.

      We employ an asset-liability management approach that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $643.6 million on December 31, 2005. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate investment portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At December 31, 2005 and 2004, we had outstanding debt as follows:

	2005					2004

					Annual					Annual
					Return to					Return to
			Annual		Cover			Annual		Cover
	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest
	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)
($ in millions)
Notes payable and debentures:
Unsecured notes payable	$1,164.5	$1,164.5	6.2%		1.8%	$981.4	$981.4	6.5%		2.0%
SBA debentures	28.5	28.5	7.5%		0.1%	84.8	77.5	8.2%		0.2%
OPIC loan	—	—	—		—	5.7	5.7	6.6%		—

Total notes payable and debentures	1,193.0	1,193.0	6.3%		1.9%	1,071.9	1,064.6	6.6%		2.2%
Revolving line of credit	772.5	91.8	5.6	%(3)	0.2%	552.5	112.0	4.7	%(3)	0.2%

Total debt	$1,965.5	$1,284.8	6.5	%(4)	2.1%	$1,624.4	$1,176.6	6.6	% (4)	2.4%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual portfolio return to cover interest payments is calculated as the December 31, 2005 and 2004, annualized cost of debt per class of financing outstanding divided by total assets at December 31, 2005 and 2004.

(3)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees and other facility fees of $3.3 million and $1.8 million at December 31, 2005 and 2004, respectively.

(4)	The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees regardless of the amount outstanding on the facility as of the balance sheet date.

     Unsecured Notes Payable. We have issued unsecured long-term notes to institutional investors, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2006 and generally have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity.

      On October 13, 2005, we issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five-and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as our existing unsecured long-term notes. We used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of our existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%. During the second quarter of 2005, we repaid $40.0 million of the unsecured notes payable.

      Small Business Administration Debentures. Through our small business investment company subsidiary, we have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. During the years ended December 31, 2005 and 2004, we repaid $49.0 million and $17.0 million, respectively, of this outstanding debt. Under the small business investment company program, we may borrow up to $124.4 million from the Small Business Administration.

      Revolving Line of Credit. At December 31, 2005, we had an unsecured revolving line of credit with a committed amount of $772.5 million. The revolving line of credit, which closed on September 30, 2005, replaced our previous revolving line of credit and expires on September 30, 2008. The revolving line of credit may be expanded through new or additional commitments up to $922.5 million at our option. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period we select) plus 1.30%

or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount. The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.

      At December 31, 2005, there was $91.8 million outstanding on our unsecured revolving line of credit. The amount available under the line at December 31, 2005, was $643.6 million, net of amounts committed for standby letters of credit of $37.1 million. Net borrowings under the revolving lines of credit for the year ended December 31, 2005, were $20.3 million.

      We have various financial and operating covenants required by the revolving line of credit and notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of December 31, 2005 and 2004, we were in compliance with these covenants.

      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of December 31, 2005.

		Payments Due By Year

							After
	Total	2006	2007	2008	2009	2010	2010
($ in millions)
Notes payable and debentures:
Unsecured long-term notes payable	$1,164.5	$175.0	$—	$153.0	$267.0	$408.0	$161.5
SBA debentures	28.5	—	—	—	—	—	28.5
Revolving line of credit(1)	91.8	—	—	91.8	—	—	—
Operating leases	29.0	4.5	4.4	4.5	4.6	4.4	6.6

Total contractual obligations	$1,313.8	$179.5	$4.4	$249.3	$271.6	$412.4	$196.6

(1)	At December 31, 2005, $643.6 million remained unused and available, net of amounts committed for standby letters of credit of $37.1 million issued under the credit facility.

Off-Balance Sheet Arrangements

      The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of December 31, 2005.

		Amount of Commitment Expiration Per Year

							After
	Total	2006	2007	2008	2009	2010	2010
($ in millions)
Guarantees	$148.6	$1.3	$136.2	$3.1	$2.5	$—	$5.5
Standby letters of credit(1)	37.1	0.1	—	37.0	—	—	—

Total commitments	$185.7	$1.4	$136.2	$40.1	$2.5	$—	$5.5

(1)	Standby letters of credit are issued under our revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in September 2008.

     In addition, we had outstanding commitments to fund investments totaling $302.8 million at December 31, 2005. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.

CRITICAL ACCOUNTING POLICIES

      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies. Our investments may be subject to certain restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/ or our equity security has appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status that are classified as Grade 4 or 5 assets under our internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

        Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.

      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that we have the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

      Fee Income. Fee income includes fees for guarantees and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2005, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable
1996	$0	$0	$—	N/A
1997	0	0	—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
2004	981,368,000	2,801	—	N/A
2005	1,164,540,000	3,086	—	N/A
Small Business Administration Debentures (5)
1996	$61,300,000	$2,485	$—	N/A
1997	54,300,000	2,215	—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A
2004	77,500,000	2,801	—	N/A
2005	28,500,000	3,086	—	N/A

Overseas Private Investment Corporation Loan
1996	$8,700,000	$2,485	$—	N/A
1997	8,700,000	2,215	—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A
2004	5,700,000	2,801	—	N/A
2005	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Revolving Lines of Credit
1996	$45,099,000	$2,485	$—	N/A
1997	38,842,000	2,215	—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A
2004	112,000,000	2,801	—	N/A
2005	91,750,000	3,086	—	N/A

Auction Rate Reset Note
1996	$0	$0	$—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement
1996	$85,775,000	$2,485	$—	N/A
1997	225,821,000	2,215	—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A

Senior Note Payable(6)
1996	$20,000,000	$2,485	$—	N/A
1997	20,000,000	2,215	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Bonds Payable
1996	$54,123,000	$2,485	$—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A

Redeemable Cumulative Preferred Stock(5)(7)
1996	$1,000,000	$242	$100	N/A
1997	1,000,000	217	100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A
Non-Redeemable Cumulative Preferred Stock(5)
1996	$6,000,000	$242	$100	N/A
1997	6,000,000	217	100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A
2004	0	0	—	N/A
2005	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — Small Business Administration Regulations.”

(6)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7)	The Redeemable Cumulative Preferred Stock was reclassified to Other Liabilities on the accompanying financial statements during 2003 in accordance with SFAS No. 150.

BUSINESS

General

      We are a business development company, or BDC, and we are in the private equity business. Specifically, we provide long-term debt and equity capital to primarily private middle market companies in a variety of industries. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets. We believe that we are well positioned to be a source of capital for such companies. We provide our investors the opportunity to participate in the U.S. private equity industry through an investment in our publicly traded stock.

      We have participated in the private equity business since we were founded in 1958. Since then, we have invested more than $9 billion in thousands of companies nationwide. We primarily invest in the American entrepreneurial economy, helping to build middle market businesses and support American jobs. We generally invest in established companies with adequate cash flow for debt service. We are not venture capitalists, and we generally do not provide seed, or early stage, capital. At December 31, 2005, our private finance portfolio included investments in over 100 companies that generate aggregate annual revenues of over $10 billion and employ more than 85,000 people.

      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we invest in companies in a variety of industries.

Private Equity Investing

      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, developing, valuing, and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high returns on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.

      Our investment activity is primarily focused on making long-term investments in the debt and equity of primarily private middle market companies. We have chosen these investments because they can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, consulting, diligence, structuring or other fees. We may also enhance our total return with capital gains realized from equity features, such as nominal cost warrants, or by investing in equity instruments. For the years 1998 through 2005, we have realized $575.1 million in cumulative net realized gains from our investment portfolio. Net realized gains for this period as a percentage of total assets are shown in the chart below.

      Our investments in the debt and equity of primarily private middle market companies are generally long-term in nature and are privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot readily trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be three to ten years in the future.

      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities and public debt instruments, because of the increased liquidity risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, portfolio monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these disciplines. We are led by an experienced management team with our senior officers possessing, on average, 20 years of experience in the private equity industry.

      One measure of the performance of a private equity investor is the internal rate of return generated by the investor’s portfolio. Since our merger on December 31, 1997, through December 31, 2005, our combined aggregate cash flow Internal Rate of Return (IRR) has been approximately 20% for private finance and CMBS/ CDO investments exited during this period. The IRR is calculated using the aggregate portfolio cash flow for all investments exited over this period. For investments exited during this period, we invested capital totaling $3.2 billion, earned $1.6 billion on this invested capital, and therefore, received $4.8 billion in total investment proceeds from the exits of these investments. The weighted average holding period of these investments was 34 months. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an equity investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. The aggregate cash flow IRR for private finance investments was approximately 18% and for

CMBS/ CDO investments was approximately 24% for the same period. These IRR results represent historical results. Historical results are not necessarily indicative of future results.

      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to be patient and to manage through difficult market conditions with less risk of liquidity issues. Under the Investment Company Act of 1940, we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our capital structure, which includes a modest level of long-term leverage, is well suited for long-term illiquid investments.

      In general, we compete for investments with a large number of private equity funds and mezzanine funds, other business development companies, hedge funds, investment banks, other equity and non-equity based investment funds, and other sources of financing, including specialty finance companies and traditional financial services companies such as commercial banks. However, we primarily compete with other providers of long-term debt and equity capital to middle market companies, including private equity funds and other business development companies.

      Private Finance Portfolio. Our private finance portfolio is primarily composed of debt and equity securities. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital. These investments are also generally illiquid.

      Our capital is generally used to fund:

• Buyouts	• Recapitalizations
• Acquisitions	• Note purchases
• Growth	• Other types of financings

      When assessing a prospective private finance investment, we generally look for companies in less cyclical industries in the middle market (i.e., generally $50 million to $500 million in revenues) with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet

      We generally target investments in the following industries as they tend to be less cyclical, cash flow intensive and generate a high return on invested capital:

• Business Services	• Healthcare Services
• Financial Services	• Energy Services
• Consumer Products

      We intend to take a balanced approach to private equity investing that emphasizes a complementary mix of debt investments and buyout investments. The combination of these two types of investments provides current interest and related portfolio income and the potential for future capital gains. It is our preference to structure our investments with a focus on current recurring interest and other income, which may include management, consulting or other fees. We generally target debt investments of $10 million to $100 million and buyout investments of up to $250 million of invested capital.

      Debt investments may include senior loans, unitranche debt (a single debt investment that is a blend of senior and subordinated debt), or subordinated debt (with or without equity features). The junior debt that we invest in that is lower in repayment priority than senior debt is also known as subordinated or mezzanine debt. We may make equity investments for a minority equity stake in portfolio companies in conjunction with our debt investments. We generally target a minimum weighted average portfolio yield of 10% on the debt component of our private finance portfolio. The weighted average yield on our private finance loans and debt securities was 13.0% at December 31, 2005.

      Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Interest is generally paid to us monthly or quarterly. Senior loans generally have maturities of three to five years. Unitranche debt and subordinated debt generally carry a fixed rate of interest generally with maturities of five to ten years and generally have interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization schedules may vary. Interest is generally paid to us quarterly. At December 31, 2005, 87% of our private finance loans and debt securities carried a fixed rate of interest and 13% carried a floating rate of interest.

      Through our wholly owned subsidiary, AC Finance LLC, (AC Finance) we may underwrite senior loans related to our portfolio investments or for other companies that are not in our portfolio. When AC Finance underwrites senior loans, we may earn a fee for such loan underwriting activities. Senior loans originated and underwritten by AC Finance may or may not be funded by us at closing. When these senior loans are closed, we may fund all or a portion of the underwritten commitment pending sale of the loan to other investors, which may include loan sales to Callidus Capital Corporation (Callidus) or funds managed by Callidus, a portfolio company controlled by us. After completion of the sale process, we may or may not retain a position in these senior loans. We may also invest in the bonds or preferred shares/income notes of collateralized loan obligations (CLOs) or collateralized debt obligations (CDOs), where the underlying collateral pool consists of senior loans. Certain of the CLOs and CDOs in which we invest may be managed by Callidus Capital Management, a subsidiary of Callidus.

      In a buyout transaction, we generally invest in senior debt, subordinated debt and equity (preferred and/or voting or non-voting common) where our equity ownership represents a significant portion of the equity, but may or may not represent a controlling interest. If we invest in non-voting equity in a buyout investment, we generally have an option to acquire a controlling stake in the voting securities of the portfolio company at fair market value. We generally structure our buyout investments such that we seek to earn a blended current return on our total capital invested of approximately 10% through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management, consulting, or transaction services fees to compensate us for the managerial assistance that we may provide to the portfolio company.

We believe that the transaction fees charged for the services we provide to portfolio companies are generally comparable with transaction fees charged by others in the private equity industry for performing similar services. As a result of our significant equity investment in a buyout investment there is potential to realize larger capital gains through buyout investing as compared to debt or mezzanine investing.

      The structure of each debt and equity security is specifically negotiated to enable us to protect our investment, with a focus on preservation of capital, and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our senior loans and unintranche debt are generally secured, however in a liquidation scenario, the collateral may not be sufficient to support our outstanding investment. Our junior or mezzanine loans are generally unsecured. Our investments may be subject to certain restrictions on resale and generally have no established trading market.

      At December 31, 2005, 60.2% of the private finance portfolio at value consisted of loans and debt securities and 39.8% consisted of equity securities (equity securities included 26.4% in investment cost basis and 13.4% in net unrealized appreciation). At December 31, 2005, 54.2% of the private finance investments at value were in companies more than 25% owned, 4.6% were in companies 5% to 25% owned, and 41.2% were in companies less than 5% owned.

      Our ten largest investments at value at December 31, 2005, were as follows:

		At December 31, 2005
($ in millions)
				Percentage of
Portfolio Company	Company Information	Cost	Value	Total Assets

Advantage Sales & Marketing, Inc.(1)(2)	Sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry.	$257.7	$660.4	16.4%
Business Loan Express, LLC(1)	Originates, sells, and services primarily real estate secured small business loans specifically for businesses with financing needs of up to $4.0 million. Provides SBA 7(a) loans, conventional small business loans and small investment real estate loans. Nationwide non-bank preferred lender in the SBA’s 7(a) guaranteed loan program.	$299.4	$357.1	8.9%
Mercury Air Centers, Inc.	Owns and operates fixed base operations under long-term leases from local airport authorities, which generally consist of terminal and hangar complexes that service the needs of the general aviation community.	$113.3	$167.1	4.2%
Financial Pacific Company	Specialized commercial finance company that leases business-essential equipment to small businesses nationwide.	$95.0	$127.2	3.2%
Meineke Car Care Centers, Inc.	Business format franchisor in the car care sector of the automotive aftermarket industry with approximately 900 locations worldwide.	$126.5	$126.2	3.1%
Norwesco, Inc.	Designs, manufactures and markets a broad assortment of polyethylene tanks primarily to the agricultural and septic tank markets.	$120.0	$120.0	3.0%
Triview Investments, Inc.	Holds investments in Triax Holdings, LLC, a developer and marketer of specialty pharmaceutical products with a focus on dermatology, and Longview Cable & Data LLC, a multi-system cable operator.	$151.7	$87.0	2.2%

		At December 31, 2005
($ in millions)
				Percentage of
Portfolio Company	Company Information	Cost	Value	Total Assets

Insight Pharmaceuticals Corporation	Over-the-counter pharmaceutical company with a broad portfolio of 20 brands, including Sucrets, Anacin, NIX and Bonine.	$89.6	$85.3	2.1%
STS Operating, Inc.	Distributes systems, components and engineering services for hydraulic, pneumatic, electronic and filtration systems.	$10.1	$72.1	1.8%
Healthy Pet Corp.	Veterinary hospitals offering medical and surgical services, specialized treatments, diagnostic services, pharmaceutical products, as well as routine health exams and vaccinations.	$68.4	$68.4	1.7%

(1)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(2)	In March 2006, we sold our majority interest in Advantage. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further detail.

     We monitor the portfolio to maintain diversity within the industries in which we invest. Our portfolio is not concentrated and we currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any particular industry. We may or may not concentrate in any industry or group of industries in the future. The industry composition of the private finance portfolio at value at December 31, 2005 and 2004, was as follows:

	2005	2004

Industry
Business services	45%	32%
Financial services	15	21
Consumer products	14	20
Industrial products	10	8
Retail	3	2
Healthcare services	2	8
Energy services	2	2
Broadcasting and cable	1	2
Other(1)	8	5

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds. These funds invest in senior debt representing a variety of industries.

     Commercial Real Estate Finance Portfolio. Since 1998, our commercial real estate investments have generally been in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS, and in the bonds and preferred shares of collateralized debt obligations, also known as CDOs. With regard to CMBS, “non-investment grade” means that nationally recognized statistical rating organizations rate these securities below the top four investment-grade rating categories (i.e., “AAA”

through “BBB”), and are sometimes referred to as “junk bonds.” On May 3, 2005, we completed the sale of our portfolio of CMBS and CDO investments to affiliates of Caisse de dépôt et placement du Québec (the Caisse). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” After the completion of this sale, our commercial real estate finance portfolio consists of commercial mortgage loans, real estate owned and equity interests, which totaled $127.1 million at value on December 31, 2005.

      Simultaneous with the sale of our CMBS and CDO portfolio, we entered into a platform assets purchase agreement with CWCapital Investments LLC, an affiliate of the Caisse (CWCapital), pursuant to which we sold certain commercial real estate related assets, including servicer advances, intellectual property, software and other platform assets, subject to certain adjustments. Under this agreement, we have agreed not to invest in CMBS and real estate related CDOs and refrain from certain other real estate related investing or servicing activities for a period of three years, subject to certain limitations and excluding our existing portfolio and related activities.

Business Processes

      Business Development and New Deal Origination. Over the years, we believe we have developed and maintained a strong industry reputation and an extensive network of relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants through whom we source investment opportunities. Through these relationships, we believe we have been able to strengthen our position as a private equity investor. We are well known in the private equity industry, and we believe that our experience and reputation provide a competitive advantage in originating new investments.

      From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We generally pay referral fees to those who refer transactions to us that we consummate.

      New Deal Underwriting and Investment Execution. In a typical transaction, we review, analyze, and substantiate through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, perform operational due diligence, study the industry and competitive landscape, and conduct reference checks with company management or other employees, customers, suppliers, and competitors, as necessary. We may work with external consultants, including accounting firms and industry or operational consultants, in performing due diligence and in monitoring our portfolio investments.

      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on the rights and terms of our investment relative to the other capital in the portfolio company’s capital structure. The typical debt transaction requires approximately two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete because the due diligence and structuring process is significantly longer when investing in a substantial equity stake in the company.

      Our investments are tailored to the facts and circumstances of each deal. The specific structure is designed to protect our rights and manage our risk in the transaction. We generally structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, or other protective provisions. In addition, each debt investment is individually priced to achieve a return that reflects our rights and priorities in the portfolio company’s capital structure, the structure of the debt instrument, and our perceived risk of the investment. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity or upon prepayment. In addition to the interest earned on loans and debt securities, our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, if the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

      We have a centralized, credit-based approval process. The key steps in our investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Internal review of diligence results;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all debt investments that represent a commitment equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment (due diligence must be completed with final investment committee approval and Executive Committee approval, as needed, before funds are disbursed).

      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and certain of our Managing Directors.

      Portfolio Monitoring and Development. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them in building their businesses. Managerial assistance includes, but is not limited to, management and consulting services related to corporate finance, marketing, human resources, personnel and board member recruiting, business operations, corporate governance, risk management and other general business matters. Our corporate finance assistance includes supporting our portfolio companies’ efforts to structure and attract additional capital. We believe our extensive network of industry relationships and our internal resources help make us a collaborative partner in the development of our portfolio companies.

      Our team of investment professionals regularly monitors the status and performance of each investment. This portfolio company monitoring process generally includes review of the portfolio company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. For debt investments we may have board observation rights that allow us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors where we own a controlling interest in the portfolio company and we have board observation rights where we do not own a controlling interest in the portfolio company.

      Our portfolio management committee oversees the overall performance of the portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain amendments or modifications to existing investments, reviewing and approving certain portfolio exits, and reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, Chief Financial Officer, Chief Valuation Officer (non-voting member), and three Managing Directors. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy.

      We seek to price our investments to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor, we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.

Portfolio Grading

      We employ a grading system to monitor the quality of our portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected.

Portfolio Valuation

      We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before

Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      As a participant in the private equity business, we invest primarily in private middle market companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control. To balance the lack of publicly available information about our private portfolio companies, we will continue to work with third-party consultants to obtain assistance in determining fair value for a portion of the private finance portfolio each quarter as discussed below.

      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (“CVO”). The CVO works with the investment professionals responsible for each investment. The following is a description of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the deal team, led by the Managing Director or senior officer who is responsible for the portfolio company relationship.

•	The CVO reviews the preliminary valuation as determined by the deal team.

•	The CVO, members of the valuation team, and third-party consultants, as applicable (see below), meet with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the deal team for each of their respective investments.

•	The CEO, COO, CFO and the managing directors meet with the CVO to discuss the preliminary valuation results.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Audit Committee of the Board of Directors meets with the third-party consultants (see below) to discuss the assistance provided and results.

•	The Board of Directors and the CVO meet to discuss and review valuations.

•	To the extent there are changes or if additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.

      In connection with our valuation process to determine the fair value of a private finance investment, we work with third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis for a portion of the portfolio each quarter. In addition, we may receive other third-party assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of a bankruptcy process. The valuation analysis prepared by management using these third-party valuation resources, when applicable, is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.

      During 2005, we received third-party valuation assistance from Duff & Phelps, LLC (Duff & Phelps) and Houlihan Lokey Howard and Zukin (Houlihan Lokey). We currently intend to continue to obtain valuation assistance from third parties. We currently anticipate that we will generally obtain valuation assistance for all companies in the portfolio where we own more than 50% of the outstanding voting equity securities on a quarterly basis and that we will generally obtain assistance for companies where we own equal to or less than 50% of the outstanding voting equity securities at least once during the course of the calendar year. Valuation assistance may or may not be obtained for new companies that enter the portfolio after June 30 of any calendar year during that year or for investments with a cost and value less than $250,000. For the quarter ended December 31, 2005, Duff & Phelps and Houlihan Lokey assisted us by reviewing our valuation of 80 portfolio companies, which represented 92.4% of the private finance portfolio at value. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Disposition of Investments

      We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and we frequently are repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold, recapitalized or complete an initial public offering. In our debt investments where we have equity features, we frequently are in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in an investment, as we may have in buyout investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy for a buyout investment is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.

      We are in the investment business, which includes acquiring and exiting investments. It is our policy not to comment on potential transactions in the portfolio prior to reaching a definitive agreement or, in many cases, prior to consummating a transaction. To the extent we enter into any material transactions, we would provide disclosure as required.

Dividends

      We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As such, we are not subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. We determine our regular quarterly dividends based upon an estimate of annual taxable income, which includes our taxable interest, dividend, and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual payment-in-kind interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      As a regulated investment company, we distribute substantially all of our annual taxable income to shareholders through the payment of cash dividends. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Dividends are declared considering our estimate of annual taxable income available for distribution to shareholders. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. To the extent that we earn annual taxable income in excess of dividends paid for the year, we may carry over the excess taxable income into the next year and such excess income will be available for distribution in the next year as permitted under the Code. The amount of excess taxable income that may be carried over for distribution in the next year under the Code is approximately three quarters of dividend payments. Excess taxable income carried over and paid out in the next year may be subject to a 4% excise tax (see “Other Matters — Regulated Investment Company Status”). We believe that carrying over excess taxable income into future periods may provide increased visibility with respect to taxable earnings available to pay the regular quarterly dividend.

      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. Since inception, our average annual total return to shareholders (assuming all dividends were reinvested) was 18.0%. Over the past one, three, five and ten years, our total return to shareholders (assuming all dividends were reinvested) has been 23.5%, 20.6%, 17.1% and 19.8%, respectively, with the dividend providing a meaningful portion of this return.

      The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year. The percentage of ordinary taxable income versus net capital gain income supporting the dividend since 1986 is shown below.

Corporate Structure and Offices

      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. Our predecessor corporation was incorporated under the laws of the District of Columbia in 1958 and we reorganized as a Maryland corporation in 1993. We have a wholly owned subsidiary, Allied Investments L.P. (Allied Investments), that is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. We own all of the partnership interests in Allied Investments. The assets held by Allied Investments represented 2.6% of our total assets at December 31, 2005. See “Certain Government Regulations” below for further information about small business investment company regulation.

      In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established for specific purposes, including holding real estate property. We also have a subsidiary, A.C. Corporation, that generally provides diligence and structuring services on our transactions, as well as structuring, transaction, management, and other services to Allied Capital and our portfolio companies. A.C. Corporation has a wholly owned subsidiary, AC

Finance LLC, that generally underwrites and arranges senior loans for our portfolio companies and other third parties.

      Our executive offices are located at 1919 Pennsylvania Avenue, 3rd Floor, NW, Washington, DC 20006-3434 and our telephone number is (202) 721-6100. In addition, we have regional offices in Chicago, Los Angeles, and New York.

Employees

      At December 31, 2005, we employed 131 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of our employees are located in our Washington, DC office. We believe that our relations with our employees are excellent.

Legal Proceedings

      On June 23, 2004, we were notified by the SEC that they are conducting an informal investigation of us. On December 22, 2004, we received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding us and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to us at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and our portfolio company, Business Loan Express, LLC. To date, we have produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. We are voluntarily cooperating with these investigations.

      On May 28, 2004, Ferolie Corporation, a food broker with business and contractual relationships with an entity that is now affiliated with one of our portfolio companies, Advantage Sales & Marketing Inc., filed suit against us, Advantage Sales & Marketing and the affiliated entity in the United States District Court for the District of Columbia alleging that, among other things, we and Advantage Sales & Marketing had tortiously interfered with Ferolie’s contract with the affiliated entity by causing the affiliated entity (i) to breach its obligations to Ferolie regarding Ferolie’s participation in a reorganization transaction involving the affiliated entity and (ii) to induce clients of Ferolie to transfer their business to the affiliated entity. Ferolie sought actual and punitive damages against us and Advantage Sales & Marketing and declaratory and injunctive relief. On July 15, 2004, the United States District Court for the District of Columbia dismissed the lawsuit for lack of jurisdiction. On August 18, 2004, Ferolie filed a “Petition to Compel Arbitration” in the United States District Court for the Northern District of Illinois naming us, Advantage Sales & Marketing and the affiliated entity as respondents. Ferolie attached to its petition an “Amended Demand for Arbitration and Statement of Claims” that asserts essentially the same claims as were asserted in the lawsuit that was dismissed by the United States District Court for the District of Columbia. On October 29, 2004, the United States District Court for the Northern District of Illinois dismissed Ferolie’s petition after finding that Ferolie had failed to adequately allege the existence of subject matter jurisdiction.

      On November 4, 2004, Ferolie refiled its “Petition to Compel Arbitration” in the Circuit Court of Cook County, Illinois. The allegations and relief requested in this proceeding were identical to the assertions made by Ferolie in the two previously dismissed proceedings. On February 15, 2005, the Circuit Court of Cook County, Illinois entered an order denying Ferolie’s motion for an order compelling us to arbitrate the claims asserted by Ferolie against us. In the same order, the Circuit Court of Cook County, Illinois granted Ferolie’s motion to compel arbitration of the claims asserted against Advantage Sales & Marketing and the affiliated entity. The arbitration is proceeding. We are not a party to the arbitration.

      In addition to the above matters, we are party to certain lawsuits in the normal course of business.

      While the outcome of these legal proceedings and other matters cannot at this time be predicted with certainty, we do not expect that the outcome of these matters will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an equity investment at December 31, 2005. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

      The portfolio companies are presented in three categories: companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

      For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at December 31, 2005, at pages F-7 to F-16.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

PRIVATE FINANCE
Companies More Than 25% Owned
Acme Paging, L.P.(1)	Paging Services	Common Stock in Affiliate	80.0%
6080 SW 40th Street, Suite 3
Miami, FL 33155
Advantage Sales & Marketing, Inc.(1)(6)	Sales and Marketing	Class A Common Stock	100.0%
19100 Von Karman Avenue Suite 600	Agency
Irvine, CA 92612
Alaris Consulting, LLC(1)(2)	Consulting Firm	Equity Interests	100.0%
360 W. Butterfield Road
Suite 400
Elmhurst, IL 60126
Avborne, Inc.(1)(7)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.2%
7500 NW 26th Street
Miami, FL 33122
Avborne Heavy Maintenance, Inc.(1)(7)	Aviation Services	Series A Preferred Stock	27.5%
c/o Trivest, Inc.		Common Stock	27.5%
7500 26th Street N.W.
Miami, FL 33122
Business Loan Express, LLC(1)	Small Business Lender	Class A Equity Interests	100.0%
1633 Broadway		Class B Equity Interests	100.0%
New York, NY 10019		Class C Equity Interests	94.9%
		Equity Interest in BLX
		Subsidiary(3)	20.0%
Callidus Capital Corporation(1)(4)	Asset Manager and	Common stock	100.0%
520 Madison Avenue	Finance Company
New York, NY 10022

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Diversified Group Administrators, Inc.	Third Party	Series B Preferred Stock	64.7%
201 Johnson Rd Building #1	Administrator for	Series A Preferred Stock	69.9%
Houston, PA 15342	Self-funded Health	Common Stock	45.8%
	Benefit Plan
Financial Pacific Company(1)	Commercial Finance	Series A Preferred Stock	99.4%
3455 South 344th Way, Suite 300	Leasing	Common Stock	99.4%
Federal Way, WA 98001
ForeSite Towers, LLC(1)	Tower Leasing	Series A Preferred
22 Iverness Center Parkway		Equity Interest	100.0%
Suite 50		Series B Preferred
Birmingham, AL 35242		Equity Interest	100.0%
		Series E Preferred Equity Interest	100.0%
		Common Equity Interest	77.3%
Global Communications, LLC(1)	Muzak Franchisee	Preferred Equity Interest	77.8%
1000 North Dixie Highway		Options for Common
West Palm Beach, FL 33401		Equity Interest	59.3%
Gordian Group, Inc.(1)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
New York, NY 10022
Healthy Pet Corp.(1)	Comprehensive Veterinary	Common Stock	99.0%
1720 Post Road	Services
Fairfield, CT 06430
HMT, Inc.	Storage Tank	Class B Preferred Stock	33.5%
4422 FM 1960 West	Maintenance &	Common Stock	25.0%
Suite 350	Repair	Warrants to Purchase
Houston, TX 77068		Common Stock	9.7%
Impact Innovations Group, LLC	Information Technology	Equity Interest in
12 Piedmont Center, Suite 210	Services Provider	Affiliate(5)	50.0%
Atlanta, GA 30305
Insight Pharmaceuticals Corporation(1)	Marketer of Over-The-	Preferred Stock	100.0%
550 Township Line Road, Suite 300	Counter Pharmaceuticals	Common Stock	100.0%
Blue Bell, PA 19422
Jakel, Inc.(1)	Manufacturer of Electric	Series A-1 Preferred Stock	32.3%
400 Broadway	Motors and Blowers	Class B Common Stock	100.0%
Highlands, IL 62249
Legacy Partners Group, LLC(1)	Merger and Acquisition	Equity Interests	100.0%
520 Madison Avenue, 27th Floor	Advisor
New York, NY 10022
Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	25.0%
Uhlandstrasse 1
69493 Hirschberg
Germany
Mercury Air Centers, Inc.(1)	Fixed Base Operations	Series A Common Stock	100.0%
1951 Airport Road		Common Stock	95.0%
Atlanta, GA 30341
MVL Group, Inc.(1)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Pennsylvania Avenue Investors, L.P.(1)	Private Equity Fund	Equity Interests	100.0%
1919 Pennsylvania Ave., N.W.
Washington, DC 20006
Powell Plant Farms, Inc.(1)	Plant Producer &	Preferred Stock	100.0%
Route 3, Box 1058	Wholesaler	Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%
Redox Brands, Inc.(1)	Household Cleaning	Series A Convertible
9100 Centre Point Drive	Products	Preferred Stock	99.2%
Suite 200		Warrants to Purchase
West Chester, OH 45069		Class A Common Stock	8.7%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Service Champ, Inc.(1)	Wholesale Distributor of	Common Stock	63.9%
180 New Britain Boulevard	Auto Parts
Chalfont, PA 18914
Staffing Partners Holding Company, Inc.(1)	Temporary Employee	Series B Preferred Stock	71.4%
104 Church Lane, #100	Services	Redeemable Preferred Stock	48.3%
Baltimore, MD 21208		Class A-1 Common Stock	50.0%
		Class A-2 Common Stock	24.4%
		Class B Common Stock	48.8%
		Warrants to purchase
		Class B Common Stock	30.3%
Startec Global Communications Corporation(1)	Telecommunications	Common Stock	68.5%
7631 Calhoun Drive	Services
Rockville, MD 20850
STS Operating, Inc. (d/b/a SunSource Technology Services, Inc.)(1)	Industrial Distribution	Common Stock	77.1%
2301 Windsor Court		Options to Purchase
Addison, IL 60101		Common Stock	1.0%
Triview Investments, Inc.(1)(11)	Multi-system Cable	Common Stock	99.5%
1919 Pennsylvania Ave, N.W.	Operator and
Washington, DC 20006	Pharmaceutical Marketer
Companies 5% to 25% Owned
Air Evac Lifeteam	Air Ambulance Service	Series A Preferred
1448 W. Eighth Street		Equity Interest	6.6%
West Plains, MO 65775		Series B Preferred Equity
		Interest	6.2%
Aspen Pet Products, Inc.	Pet Product	Series B Preferred Stock	8.7%
4735 North Florence Street	Provider	Series D Preferred Stock	6.5%
Denver, CO 80238		Series A Common Stock	6.5%
		Warrants to purchase Series A Common Stock	4.1%
Becker Underwood, Inc.	Speciality Chemical	Common Stock	6.1%
801 Dayton Avenue	Manufacturer
Ames, IA 50010
The Debt Exchange Inc.(1)	Online Sales of	Series B Convertible
101 Arch Street, Suite 410	Financial Assets	Preferred Stock	40.0%
Boston, MA 02110
MedBridge Healthcare, LLC(1)	Sleep Diagnostic Facilities	Debt Convertible
110 West North Street, Suite 100		into Equity Interests	75.0%
Greenville, SC 29601
Nexcel Synthetics, LLC	Manufacturer of Carpet	Class A Equity Interest	6.8%
6076 Southern Industrial Drive	Backing	Class B Equity Interest	6.8%
Birmingham, AL 35235
Pres Air Trol LLC	Pressure Switch	Class A Equity Interests	32.8%
1009 W. Boston Post Road	Manufacturer
Mamaroneck, NY 10543
Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	12.5%
Kent, WA 98064		Class A Common Stock	1.0%
		Warrants to Purchase
		Class A Common Stock	42.0%
Soteria Imaging Services, LLC	Diagnostic Imaging	Class A Preferred Equity
6009 Brownsboro Park Blvd., Suite H	Facilities Operator	Interest	10.8%
Louisville, KY 40207

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Universal Environmental Services, LLC	Used Oil Recycling	Preferred Equity	15.0%
411 Dividend Drive		Interests
Peachtree City, GA 30269
Companies Less Than 5% Owned
Advanced Circuits, Inc.	Printed Circuit Boards	Common Stock	3.0%
30 South Wacker Drive, Suite 3700	Manufacturer
Chicago, IL 60606
Benchmark Medical, Inc.	Outpatient Physical	Warrant to Purchase
101 Lindin Drive, Suite 420	Therapy Services	Common Stock	2.5%
Malvern, PA 19355
Border Foods, Inc.	Mexican Ingredient & Food	Series A Preferred Stock	9.4%
1750 Valley View Lane, Suite 350	Product Manufacturer	Series B-2 Preferred Stock	100.0%
Farmer’s Branch, TX 75234		Warrants to Purchase
		Series B-2 Preferred Stock	100.0%
		Common Stock	12.4%
		Warrants to Purchase
		Common Stock	73.8%
Callidus Debt Partners CLO Fund III, Ltd.(8)	Senior Debt Fund	Preferred Shares	68.4%
135 Lasalle Street
Chicago, IL 60694
Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	3.9%
Suite 2150
Baltimore, MD 21202
Catterton Partners V, L.P.	Private Equity Fund	Limited Partnership
7 Greenwich Office Park		Interest	0.8%
Greenwich, CT 06830
Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	7.4%
1890 Swarthmore Ave.	of Hardware	Class B Common Stock	13.5%
Lakewood, NJ 08701	Components
Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Series A Convertible
P.O. Box 1477		Preferred Stock	100.0%
Seagraves, TX 79360		Warrants to Purchase
		Series A Convertible Preferred Stock	36.8%
		Warrants to Purchase
		Common Stock	6.5%
Coverall North America, Inc.	Contract Cleaning Services	Preferred Stock	100.0%
5201 Congress Avenue, Suite 275		Warrant to Purchase
Boca Raton, FL 33487		Common Stock	21.4%
eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8270 Greensboro Drive		Interest	25.0%
Suite 1025
McLean, VA 22102
Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt am Main	Manufacturer
Germany
Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502
Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South, Suite 220	Analysis	Preferred Stock	8.4%
Houston, TX 77077		Warrant to Purchase
		Common Stock	8.4%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Grotech Partners, VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.4%
9690 Deereco Road
Suite 800
Timonium, MD 21093
Havco Wood Products LLC	Hardwood Flooring	Equity Interests	4.5%
P.O. BOX 1342	Products Manufacturer
Cape Girardeau, MO 63702
Homax Holdings, Inc.	Supplier of Branded	Preferred Stock	0.1%
468 West Horton Road	Consumer Products	Common Stock	0.1%
Bellingham, WA 98226		Warrant to Purchase
		Preferred Stock	1.1%
		Warrant to Purchase
		Common Stock	1.1%
Icon International, Inc.	Corporate Barter	Class C Common Stock	2.0%
281 Tressor Boulevard	Services
8th Floor
Stamford, CT 06901
International Fiber Corporation	Cellulose and Fiber	Series A Preferred Stock	4.7%
50 Bridge Street	Producer
North Tonawanda, NY 14120
MedAssets, Inc.	Healthcare Outsourcing	Series B Convertible
100 Northpoint Center		Preferred Stock	7.8%
East #150		Warrants to Purchase
Alpharetta, GA 30022		Common Stock	0.6%
Meineke Car Care Centers, Inc.	Franchisor of Car Care	Class B Common
128 South Tryon Street	Centers	Stock(10)	99.6%
Suite 900		Warrant to Purchase
Charlotte, NC 28202		Class A Common Stock	51.0%
MHF Logistical Solutions, Inc.	Third-Party	Series A Preferred Stock	3.6%
800 Cranberry Woods Drive	Environmental Logistics	Common Stock	3.6%
Suite 450
Cranberry Township, PA 16066
Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015
Mogas Energy, LLC	Natural Gas Pipeline	Warrants to Purchase
13137 Thunderhead Falls Lane	Operator	Equity Interests	20.0%
Rapid City, SD 57702
Network Hardware Resale, Inc.	Provider of Pre-Owned	Debt Convertible into
26 Castilian Drive, Suite A	Networking Equipment	Common Stock	21.8%
Santa Barbara, CA 93117
Nobel Learning Communities, Inc.	Educational Services	Series D
1400 N. Providence Road		Preferred Stock	100.0%
Suite 3055		Series F Convertible
Media, PA 19063		Preferred Stock	25.6%
		Warrants to Purchase Common Stock	6.6%
Norwesco, Inc.	Polyethylene Tanks	Class B Nonvoting
P.O. BOX 439	Manufacturer	Common Stock	96.3%
4365 Steiner St.		Warrants to Purchase
St. BoniFacius, MN 55375		Class A Common Stock	50.2%
Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.5%
East Tower, Suite 1380
Bethesda, MD 20814
Opinion Research Corporation	Corporate Marketing	Warrants to Purchase
P.O. Box 183	Research Firm	Common Stock	6.4%
Princeton, NJ 08542

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Oriental Trading Company, Inc.	Direct Marketer	Class A Common Stock	1.7%
108th Street, 4206 South	of Toys
Omaha, NE 68137
Palm Coast Data, LLC	Magazines and	Class B Common Stock	100.0%
11 Commerce Blvd	Subscribers Relationship	Warrants to Purchase
Palm Coast, FL 32164	Management	Class A Common Stock	56.9%
Performant Financial Corporation	Collections and	Common Stock	2.9%
333 N. Canyon Pkwy Suite 100	Default Prevention
Livermore, CA 94551	Services
Pro Mach, Inc.	Packaging Machinery	Equity Interests	2.3%
1000 Abernathy Road, Suite 1110	Manufacturer
Atlanta, GA 30328
S.B. Restaurant Company (d/b/a Elephant Bar)	Restaurants	Series B Convertible
6326-A Lindmar Drive		Preferred Stock	2.5%
Goleta, CA 93117		Warrant to Purchase
		Series A Common Stock	13.1%
SBBUT, LLC	Holding Company	Equity Interests in
52 River Road		Affiliate Company	10.4%
Stowe, VT 05672
Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	14.3%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719
SPP Mezzanine Fund, L.P.	Private Equity Fund	Limited Partnership
330 Madison Avenue, 28th Floor		Interest	35.7%
New York, NY 10017
Tradesmen International, Inc.	Outsourced Skilled	Warrant to Purchase
9760 Shepard Road	Construction Craftsmen	Common Stock	4.5%
Macedonia, OH 44056
TransAmerican Auto Parts, LLC	Auto Parts and	Preferred Equity Interests	1.4%
801 West Artesia Blvd	Accessories Retailer	Common Equity Interests	1.4%
Compton, CA 90220	and Wholesaler
United Site Services, Inc.	Portable Rest Room	Common Stock	1.3%
200 Friberg Parkway, Suite 4000	Services
Westborough, MA 01582
Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11600 Sunrise Valley Drive		Interest	15.0%
Reston, VA 20191
Venturehouse-Cibernet Investors, LLC	Third-Party Billing	Equity Interest	3.3%
509 Seventh Street, NW
Washington, DC 20004
Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	3.1%
1780 Tysons Boulevard, Suite 400
McLean, VA 22102
VICORP Restaurants, Inc.	Restaurants	Warrant to Purchase
400 W. 48th Avenue		Preferred Stock	1.0%
Denver, CO 80216		Warrant to Purchase
		Common Stock	3.4%
Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.1%
Suite 200
Glenwood, MD 21738

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Wear Me Apparel Corporation	Marketer of Children’s	Warrant to Purchase
31 West 34th Street	Apparel	Common Stock	2.0%
New York, NY 10001
Wilshire Restaurant Group, Inc.	Restaurants	Warrants to Purchase
1100 Town & Country Road		Preferred Stock	14.2%
Suite 1300		Warrants to Purchase
Orange, CA 92868-4654		Common Stock	14.2%
Woodstream Corporation	Pest Control	Common Stock	4.4%
69 North Locust Street	Manufacturer	Warrants to Purchase
Lititz, PA 17543		Common Stock	3.7%
COMMERCIAL REAL ESTATE FINANCE(9)
8830 Macon Highway Holding Company, LLC(1)	Mobile Home Park	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006
WSALD-CEH, LLC(1)	Commercial Real	Equity Interest	50.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006
NPH, Inc.(1)	Commercial Real	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.	Estate Developer
Washington, DC 20006
Stemmons Freeway Hotel, LLC(1)	Hotel	Equity Interests	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006
Timarron Capital, Inc.(1)	Commercial Real Estate	Preferred Stock	100.0%
804 Worthington Court	Loan Origination and
Southlake, TX 76092	Securitization
WSA Commons LLC	Residential Real	Equity Interests	50.0%
421 East 4th Street	Estate Development
Cincinnati, OH 45202
Van Ness Hotel, Inc.(1)	Hotel	Common Stock	100.0%
1919 Pennsylvania Ave, N.W.
Washington, DC 20006

(1)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.

(2)	Alaris Consulting, LLC owns 95% of Alaris Consulting, Inc.

(3)	Included in Class C Equity Interests in the Consolidated Statement of Investments.

(4)	Callidus Capital Corporation owns 80% of Callidus Capital Management, LLC.

(5)	The affiliate holds subordinated debt issued by Impact Innovations Group, LLC. We made an investment in and exchanged our existing subordinated debt for equity interests in the affiliate.

(6)	Advantage Sales & Marketing, Inc. has issued two classes of common stock. We owned 100% of the Class A common stock and our economic ownership is diluted by the Class B common stock and is subject to further dilution by management options, performance shares and certain adjustments provided for in the stockholder agreements. In March 2006, we sold our majority interest in Advantage. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for further detail.

(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

(8)	Callidus Capital Management, LLC is the manager of the fund (see Note 4 above).

(9)	These portfolio companies are included in the Commercial Real Estate Finance — Equity Interests in the Consolidated Statement of Investments.

(10)	Common stock is non-voting. In addition to non-voting stock ownership, we have an option to acquire a majority of the voting securities of the portfolio company at fair market value.

(11)	Triview Investments Inc. holds investments in Longview Cable & Data, LLC and Triax Holdings, LLC.

DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determination

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities divided by the total number of common shares outstanding.

      Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to our valuation policy and a consistently applied valuation process. At December 31, 2005, portfolio investments at fair value were approximately 90% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and/or our equity security has appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we have invested in illiquid securities including debt and equity securities of companies. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments may be subject to certain restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology. Our process for determining the fair value of an investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we generally look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Equity Securities. Our equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.

      The value of our equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

Determinations In Connection With Offerings

      In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

      Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

      Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

      These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

MANAGEMENT

      Our Board of Directors oversees our management. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee, and may establish additional committees in the future. All of our directors also serve as directors of our subsidiaries.

      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. See “Portfolio Management.”

Structure of Board of Directors

      Our Board of Directors is classified into three approximately equal classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act. Information regarding our Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors
William L. Walton	56	Chairman, Chief Executive Officer and President	1986	2007
Joan M. Sweeney	46	Chief Operating Officer	2004	2007
Robert E. Long	74	Director	1972	2007
Independent Directors
Ann Torre Bates	47	Director	2003	2006
Brooks H. Browne	56	Director	1990	2007
John D. Firestone	62	Director	1993	2008
Anthony T. Garcia	49	Director	1991	2008
Edwin L. Harper	64	Director	2006	2006
Lawrence I. Hebert	59	Director	1989	2008
John I. Leahy	75	Director	1994	2006
Alex J. Pollock	63	Director	2003	2006
Marc F. Racicot	57	Director	2005	2008
Guy T. Steuart II	74	Director	1984	2006
Laura W. van Roijen	53	Director	1992	2008

(1)	Includes service as a director of any of the predecessor companies of Allied Capital.

     Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers

      Information regarding our executive officers is as follows:

Name	Age	Position

William L. Walton	56	Chairman, Chief Executive Officer and President
Joan M. Sweeney	46	Chief Operating Officer
Kelly A. Anderson	52	Executive Vice President and Treasurer
Scott S. Binder	51	Chief Valuation Officer
Michael J. Grisius	42	Managing Director
Jeri J. Harman	48	Managing Director
Thomas C. Lauer	38	Managing Director
Robert D. Long	49	Managing Director
Justin S. Maccarone	46	Managing Director
Diane E. Murphy	52	Executive Vice President and Director of Human Resources
Penni F. Roll	40	Chief Financial Officer
Daniel L. Russell	41	Managing Director
John M. Scheurer	53	Managing Director
John D. Shulman	43	Managing Director
Suzanne V. Sparrow	40	Chief Compliance Officer, Executive Vice President and Secretary

      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Biographical Information

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act.

Interested Directors

      William L. Walton has been the Chairman, Chief Executive Officer, and President of Allied Capital since 1997. Mr. Walton’s previous experience includes serving as a Managing Director of Butler Capital Corporation, a mezzanine buyout firm, the personal investment advisor to William S. Paley, founder of CBS, and a Senior Vice President in Lehman Brothers Kuhn Loeb’s Merger and Acquisition Group. He also founded two education service companies — Language Odyssey and SuccessLab. Mr. Walton currently serves on the Board of Directors for the National Foundation for Teaching Entrepreneurship and the National Symphony Orchestra. He is a member of the World Economic Forum and an Advisory Board member for the Center for Strategic & International Studies. Mr. Walton also serves on The Kelley School of Business Board of Advisors at Indiana University.

      Joan M. Sweeney is the Chief Operating Officer of Allied Capital and has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young,

Coopers & Lybrand, and the Division of Enforcement of the Securities and Exchange Commission.

      Robert E. Long has been the Chief Executive Officer and a director of GLB Group, Inc., an investment management firm, since 1997 and President of Ariba GLB Group, Inc., the parent company of GLB Group, Inc., since 2005. He has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., and Advanced Solutions International, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.

Independent Directors

      Ann Torre Bates has been a strategic and financial consultant since 1997. From 1995 to 1997, Ms. Bates served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways. She serves on the boards and audit committees of Franklin Mutual Series and SLM Corporation (Sallie Mae).

      Brooks H. Browne has been a private investor since 2002. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and served as a director from 1991 to 2005. He currently serves as Vice Chairman of the Board for Winrock International, a non-profit organization.

      John D. Firestone has been a Partner of Secor Group, a venture capital firm since 1978. Mr. Firestone has also served as a director of Security Storage Company of Washington, DC, since 1978. He is currently a director of Cuisine Solutions, Inc., and four non-profit organizations, including the National Rehabilitation Hospital, The Washington Ballet and the Tudor Place Foundation of which he is the past president. From 1997 to 2001 he was a director of The Bryn Mawr Trust Corporation.

      Anthony T. Garcia has been a private investor since 2003. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from January 2002 through 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group, an investor in tax liens, from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Edwin L. Harper has been an executive for Assurant, Inc., a financial services and insurance provider, since 1998. He currently serves as Senior Vice President, Public Affairs and Government Relations and previously served as Chief Operating Officer and Chief Financial Officer for Assurant’s largest subsidiary. From 1992 to 1997, Mr. Harper served as President and Chief Executive Officer of the Association of American Railroads. He also spent five years with Campbell Soup Company, serving as Chief Financial Officer from 1986 to 1991. Earlier in his career, Mr. Harper served on the White House staffs of both President Reagan and President Nixon. Mr. Harper currently serves as Director for the Council for Excellence in Government.

      Lawrence I. Hebert is Senior Advisor for PNC Bank, N.A., and was a director and President and Chief Executive Officer of Riggs Bank N.A., a subsidiary of Riggs National

Corporation, from 2001 to 2005. Mr. Hebert also served as Chief Executive Officer of Riggs National Corporation during 2005 and served as a director of Riggs National Corporation from 1988 to 2005. Mr. Hebert served as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert previously served as Vice Chairman from 1983 to 1998, President from 1984 to 1998, and Chairman and Chief Executive Officer from 1998 to 2001 of Allbritton Communications Company.

      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Previously, Mr. Leahy spent 34 years of his career with Black & Decker Corporation, where he served as President and CEO of the United States subsidiary from 1979 to 1981 and President and Group Executive Officer of the Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is currently a director of B&L Sales, Inc. and is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland.

      Alex J. Pollock has been a Resident Fellow at the American Enterprise Institute since 2004. He was President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 to 2004. He serves as a director of the Chicago Mercantile Exchange, Great Lakes Higher Education Corporation, the Great Books Foundation, the Illinois Council on Economic Education and the International Union for Housing Finance. Allied Capital has contributed $25 thousand to the American Enterprise Institute.

      Marc F. Racicot was named President and Chief Executive Officer of the American Insurance Association in August 2005. Prior to that, he was an attorney at the law firm of Bracewell & Giuliani, LLP from 2001 to 2005. He is a former Governor (1993 to 2001) and Attorney General (1989 to 1993) of the State of Montana. Mr. Racicot was appointed by President Bush to serve as the Chairman of the Republican National Committee (2002 to 2003) and he served as Chairman of the Bush/Cheney Re-election Committee from 2003 to 2004. He presently serves on the Board of Directors for Burlington Northern Santa Fe Corporation, Massachusetts Mutual Life Insurance Company, Jobs for America’s Graduates, and the Board of Visitors for the University of Montana School of Law.

      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 where he served as President until 2003 and currently serves as Chairman. Mr. Steuart has served as Trustee Emeritus of Washington and Lee University since 1992.

      Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992.

Executive Officers who are not Directors

      Kelly A. Anderson, Executive Vice President and Treasurer, has been employed by Allied Capital since 1987. Ms. Anderson is responsible for Allied Capital’s treasury, cash management and infrastructure operations.

      Scott S. Binder, Chief Valuation Officer, has been employed by Allied Capital since 1997. He has served as Chief Valuation Officer since 2003. He served as a consultant to the Company from 1991 until 1997. Prior to joining the Company, Mr. Binder formed and was President of Overland Communications Group. He also served as a board member and financial consultant for a public affairs and lobbying firm in Washington, DC. Mr. Binder founded Lonestar Cablevision in 1986, serving as President until 1991. In the early 1980’s, Mr. Binder worked for two firms specializing in leveraged lease transactions. From 1976 to 1981, he was employed by Coopers & Lybrand.

      Michael J. Grisius, Managing Director, has been employed by the Company since 1992. Prior to joining Allied Capital, Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP from 1985 to 1988.

      Jeri J. Harman, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Ms. Harman served as a Managing Director and Principal for American Capital Strategies, Ltd., a business development company, from 2000 until 2004. She worked as a Managing Director and Head of Private Placements for First Security Van Kasper from 1996 to 2000 and a Managing Director of Coopers & Lybrand from 1993 to 1996. From 1982 to 1993, Ms. Harman held various senior level positions in the private placement arm of The Prudential Insurance Company of America. She has served on the Board of Directors for the Association of Corporate Growth since 2000.

      Thomas C. Lauer, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Mr. Lauer worked in GE Capital’s sponsor finance group from 2003 to 2004 and in the merchant banking and leveraged finance groups of Wachovia Securities (previously First Union Securities) from 1997 to 2003. He also held senior analyst positions at Intel Corporation and served as a corporate lender and credit analyst at National City Corporation.

      Robert D. Long, Managing Director, has been employed by the Company since 2002. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.

      Justin S. Maccarone, Managing Director, has been employed by the Company since April 2005. Prior to joining Allied Capital, Mr. Maccarone served as a partner with UBS Capital Americas, LLC, a private equity fund focused on middle market investments from 1993 to 2005. Prior to that, Mr. Maccarone served as a Senior Vice President at GE Capital specializing in merchant banking and leveraged finance from 1989 to 1993 and served as Vice President of the Leveraged Finance Group at HSBC/ Marine Midland Bank from 1981 to 1989.

      Diane E. Murphy, Ms. Murphy, Executive Vice President and Director of Human Resources, has been employed by the Company since 2000. Prior to joining the Company, Ms. Murphy was employed by Allfirst Financial from 1982 to 1999 and served in several capacities including head of the retail banking group in the Greater Washington Metro Region from 1994 to 1996 and served as the senior human resources executive from 1996 to 1999.

      Penni F. Roll, Chief Financial Officer, has been employed by the Company since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP in the firm’s audit practice.

      Daniel L. Russell, Managing Director, has been employed by the Company since 1998. Prior to joining Allied Capital, Mr. Russell was employed by KPMG LLP in the firm’s financial services group.

      John M. Scheurer, Managing Director, has been employed by the Company since 1991. Earlier in his career, Mr. Scheurer managed his own commercial real estate company, served as executive vice president of Hunter Companies, a full service commercial real estate leasing, investment and management company, and spent seven years with First American Bank in Washington DC. Mr. Scheurer is currently a member of the Board of Governors of the Commercial Mortgage Securities Association. He has also served as Chairman and as a Vice Chair of the Capital Markets Committee for the Commercial Real Estate Finance Committee of the Mortgage Bankers Association.

      John D. Shulman, Managing Director, has been employed by the Company since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC, a venture capital firm, from 1994 to 2001. Prior to his involvement with Onyx, Mr. Shulman served as Director of Development for the Tower Companies, a diversified portfolio of private equity and real estate investments. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.

      Suzanne V. Sparrow, Executive Vice President, Chief Compliance Officer and Corporate Secretary, has been employed by the Company since 1987. Ms. Sparrow manages Allied Capital’s compliance and corporate governance activities.

Committees of the Board of Directors

      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/ Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/ Nominating Committee each operate pursuant to a committee charter. The charter of each Committee is available on our web site at www.alliedcapital.com in the Investor Resources section and is also available in print to any stockholder who requests a copy.

      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the Securities and Exchange Commission (the “Commission”), or Allied Capital’s charter or bylaws. The Executive Committee has been delegated authority from the Board to review and approve certain investments. The Executive Committee met 42 times during 2005. The Executive Committee members currently are Messrs. Walton, Harper, Hebert, Leahy, Long, Pollock and Steuart. Messrs. Harper, Hebert, Leahy, Pollock, and Steuart are independent directors for purposes of the 1940 Act. Messrs. Walton and Long are interested persons of the Company, as defined in the 1940 Act.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our independent registered public accounting firm, and the performance of our internal audit function. The Audit Committee met 18 times during 2005. The Audit Committee is presently composed of four persons, including Messrs. Browne (Chairman) and Garcia and Mmes. Bates and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange. Our Board of Directors has determined that Messrs. Browne and Garcia and Ms. Bates are “audit committee financial experts” as defined under Item 401 of Regulation S-K of the Securities Exchange Act of 1934, as each meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The Compensation Committee approves management’s recommendations for the compensation of our executive officers and reviews the amount of salary and bonus for each of the Company’s other officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our Amended Stock Option Plan, determines the Individual Performance Awards (“IPA”) and Individual Performance Bonuses (“IPB”) for participants and determines other compensation arrangements for employees. The Compensation Committee met 11 times during 2005. The Compensation Committee members currently are Messrs. Leahy (Chairman), Browne, Firestone, Garcia, and Racicot, each of whom is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

      The Corporate Governance/ Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Corporate Governance/ Nominating Committee met five times during 2005. The Corporate Governance/ Nominating Committee members currently are Messrs. Hebert (Chairman), Firestone, Pollock, and Racicot, each of whom is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940.

PORTFOLIO MANAGEMENT

      The management of our company and our investment portfolio is the responsibility of various corporate committees, including the management committee, the investment committee, and the portfolio management committee. In addition, the Executive Committee of the Board of Directors approves certain investment decisions.

      Our management committee is responsible for, among other things, business planning and the establishment and review of general investment criteria. The management committee is chaired by William Walton, our Chief Executive Officer (CEO), and includes Joan Sweeney, our Chief Operating Officer (COO), Penni Roll, our Chief Financial Officer (CFO), Scott Binder, our Chief Valuation Officer (CVO), and Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Daniel Russell, John Scheurer, and John Shulman, all managing directors.

      Our investment committee is responsible for approving new investments. Our investment committee is chaired by William Walton, CEO, and includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting) and James Fisher, John Fruehwirth, Michael Grisius, Jeri Harman, Thomas Lauer, Robert D. Long, Justin Maccarone, Robert Monk, Daniel Russell, John Scheurer and John Shulman, all managing directors.

      In addition to approval by the investment committee, each transaction that represents a commitment equal to or greater than $20 million, every buyout transaction, and any other investment that in our judgment demonstrates unusual risk/reward characteristics also requires the approval of the Executive Committee of the Board of Directors. Our Executive Committee is currently comprised of Messrs. Walton, Harper, Hebert, Leahy, Long, Pollock and Steuart.

      Our portfolio management committee oversees the overall performance of the portfolio, including reviewing the performance of selected portfolio companies, overseeing portfolio companies in workout status, reviewing and approving certain amendments or modifications to existing investments, reviewing and approving certain portfolio exits, and reviewing and approving certain actions by portfolio companies whose voting securities are more than 50% owned by us. From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and the portfolio management committee gauges our progress against the strategy. Our portfolio management committee is chaired by William Walton, CEO, and includes Joan Sweeney, COO, Penni Roll, CFO, Scott Binder, CVO (non-voting), and Christina DelDonna, John Fontana, and John Scheurer, all managing directors.

      We are internally managed and our investment professionals manage the investments in our portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no external investment advisory fees, but instead we pay the operating costs associated with employing investment professionals.

Biographical Information for Non-Executive Officers

      Information regarding the business experience of the additional investment professionals who are directors or executive officers is contained under the caption “Management — Biographical Information.”

      Christina L. DelDonna, Managing Director, has been employed by the Company since 1992. Ms. DelDonna has previously worked in a number of other managerial roles during her tenure with the Company. Prior to joining Allied Capital, Ms. DelDonna held several accounting, audit, and financial analyst roles within a variety of industries.

      James A. Fisher, Managing Director, has been employed by the Company since January 2006 and manages Allied Capital’s senior loan origination and underwriting activities. Prior to joining Allied Capital, Mr. Fisher managed the senior loan origination group at Callidus Capital Management, a specialized asset management company, from 2004 to 2006. Previously, Mr. Fisher was a Senior Vice President at JP Morgan Chase in charge of the Middle Market Structured Finance Division from 2000 to 2003, where he also served as a member of the Middle Market Banking Group’s senior management team. He began his career in 1981 with the middle market lending group at JP Morgan Chase and served in various credit and management positions.

      N. John Fontana, Managing Director, has been employed by the Company since 2004. Prior to joining Allied Capital, Mr. Fontana was a Principal of Tigris, an operations consulting firm in the consumer products and manufacturing industries from 2002 to 2004. From 1999 to 2002, Mr. Fontana was a turnaround manager working for a series of private equity and venture capital firms. He participated in the buyout and served as Chief

Operating Officer of Electrolux, LLC from 1998 to 1999. From 1994 to 1998, he served as a Partner with Deloitte & Touche Consulting Group where he led turnaround and operating improvement engagements for private equity firms.

      John M. Fruehwirth, Managing Director, has been employed by the Company since 2003. Previously, he worked at Wachovia (formerly First Union) in several merchant banking groups including Wachovia Capital Partners, Leveraged Capital and Middle Market Capital from 1999 to 2003. Prior to that, Mr. Fruehwirth worked in First Union’s Leveraged Finance Group from 1996 to 1998.

      Robert M. Monk, Managing Director, has been employed by the Company since 1993. Prior to joining Allied Capital, Mr. Monk worked in the leveraged finance group at First Union National Bank (currently Wachovia Securities).

Compensation

      The compensation for the members of our management committee, investment committee, and portfolio management committee includes: (i) base salary; (ii) annual bonus; (iii) individual performance award and/or individual performance bonus; and (iv) stock options. Compensation for the members of our Executive Committee, with the exception of Mr. Walton, consists of: (i) annual retainer; (ii) attendance fee per committee meeting; and (iii) stock options. See “Management” and “Compensation of Executive Officers and Directors.”

Beneficial Ownership

      Each member of the Executive Committee, excluding Messrs. Harper and Pollock, beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $30.94 on April 21, 2006, on the New York Stock Exchange. Messrs. Harper and Pollock beneficially own shares of our common stock with a value of less than $50,000 and with a value of $500,000 to $1,000,000, respectively, based on the closing price of $30.94 on April 21, 2006, on the New York Stock Exchange. Each member of the management committee and the portfolio management committee beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $30.94 on April 21, 2006, on the New York Stock Exchange. Each member of the investment committee, excluding Mr. Fisher, beneficially owns shares of our common stock with a value of more than $1,000,000, based on the closing price of $30.94 on April 21, 2006, on the New York Stock Exchange. Mr. Fisher beneficially owns shares of our common stock with a value of $50,000 to $100,000 based on the closing price of $30.94 on April 21, 2006, on the New York Stock Exchange.

Conflicts of Interest

      Because each of the members of the Executive Committee, the management committee, the investment committee, and the portfolio management committee provide portfolio management services of this type only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation earned during the year ended December 31, 2005, by all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as	Directors
	Compensation	Underlying	Part of	Fees Paid
	from the	Options/	Company	by the
Name	Company (1,2)	SARs (3)	Expenses (1)	Company (4)

Interested Directors:
William L. Walton, Chairman & CEO	$7,381,605	—	$—	$—
Joan M. Sweeney, Chief Operating Officer	4,119,587	—	—
Robert E. Long, Director	84,000	5,000	—	84,000
Independent Directors:
Ann Torre Bates, Director	88,500	5,000	—	88,500
Brooks H. Browne, Director	113,500	5,000	—	113,500
John D. Firestone, Director	66,000	5,000	—	66,000
Anthony T. Garcia, Director	107,000	5,000	—	107,000
Lawrence I. Hebert, Director	101,000	5,000	—	101,000
John I. Leahy, Director	112,500	5,000	—	112,500
Alex J. Pollock, Director	73,500	5,000	—	73,500
Marc F. Racicot, Director	50,000	10,000	—	50,000
Guy T. Steuart II, Director	83,500	5,000	—	83,500
Laura W. van Roijen, Director	92,000	5,000	—	92,000
Executive Officers:
John M. Scheurer, Managing Director	4,167,568	50,000	—	—

(1)	The following table provides detail as to aggregate compensation paid for 2005 to our three highest paid executive officers, including the Chief Executive Officer:

					Other
	Salary	Bonus (5)	IPA	IPB	Benefits

Mr. Walton	$1,528,846	$2,750,000	$1,475,000	$1,475,000	$152,759
Ms. Sweeney	1,019,231	1,500,000	750,000	750,000	100,356
Mr. Scheurer	611,538	2,350,000	550,000	550,000	106,030

For 2005, the Company established individual performance awards (IPA) and individual performance bonuses (IPB). See also “Individual Performance Award” and “Individual Performance Bonus”. Included for each executive officer in “Other Benefits” is, among other things, an employer contribution to the 401(k) Plan, a contribution to the Deferred Compensation Plan I, amounts attributed to travel of non-employee family members when they have accompanied a Compensated Person on a business trip, and health and dental insurance. See also “Employment Agreements.”

(2)	Messrs. Walton, Pollock and Scheurer and Ms. Sweeney deferred $1.6 million, $28 thousand, $0.6 million, and $0.8 million, respectively, of the compensation earned during the year ended December 31, 2005.

(3)	See “— Stock Option Awards” for terms of options granted in 2005.

(4)	Consists only of directors’ fees paid by Allied Capital for 2005. Such fees are also included in the column titled “Aggregate Compensation from the Company”.

(5)	Mr. Scheurer’s 2005 bonus included two one-time lump sum bonuses totaling $1,500,000. See “Retention Agreements” for further discussion.

Compensation of Non-Officer Directors

      Each non-officer director receives an annual retainer of $40,000. In addition, committee chairs receive an annual retainer of $5,000. For each committee meeting attended, Executive Committee members receive $1,500 per meeting; Audit Committee members receive $3,000 per meeting; and members of the Compensation and Corporate Governance/Nominating Committees receive $2,000 per meeting.

      Directors may choose to defer such fees through our Deferred Compensation Plan, and may choose to have invested such deferred income in shares of our common stock through a trust.

      Non-officer directors are eligible for stock option awards under our Amended Stock Option Plan pursuant to an exemptive order from the Commission. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the Annual Meeting of Stockholders at the fair market value on the date of grant. See “Amended Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2005 to Compensated Persons under our Amended Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Amended Stock Option Plan.”

Options Granted During 2005

						Potential Realizable
						Value at Assumed
						Annual Rates
	Number of					of Stock Price
	Securities	Percent of				Appreciation
	Underlying	Total Options	Exercise			Over 10-Year Term (2)
	Options	Granted in	Price Per	Market	Expiration
Name	Granted	2005 (1)	Share	Value	Date	5%	10%

Interested Directors:
William L. Walton(3)	—	—	—	—	—	—	—
Joan M. Sweeney(3)	—	—	—	—	—	—	—
Robert E. Long(4)	5,000	0.07%	$26.80	$26.80	5/17/2015	$84,272	$213,561
Independent Directors:
Ann Torre Bates(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Brooks H. Browne(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
John D. Firestone(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Anthony T. Garcia(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Lawrence I. Hebert(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
John I. Leahy(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Alex J. Pollock(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Marc F. Racicot(4)	10,000	0.15	26.80	26.80	5/17/2015	168,544	427,123
Guy T. Steuart, II(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Laura W. van Roijen(4)	5,000	0.07	26.80	26.80	5/17/2015	84,272	213,561
Executive Officer:
John M. Scheurer(5)	50,000	0.73	27.51	27.51	8/3/2015	865,045	2,192,193

(1)	In 2005, we granted stock options to purchase a total of 6,815,000 shares.

(2)	Potential realizable value is calculated on 2005 stock options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the Commission. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by Allied Capital of the option holder. The potential realizable value will not necessarily be realized.

(3)	In 2005, the Compensation Committee accepted Mr. Walton’s and Ms. Sweeney’s voluntary waiver to receive stock option grants so that there would be sufficient stock option reserves to make market competitive stock option grants to other officers.

(4)	The options granted vest immediately.

(5)	The options granted vest ratably over a three-year period. In the event of a change of control, all outstanding options will become fully vested and exercisable as of the change of control.

      The following table sets forth the details of option exercises by Compensated Persons during 2005 and the values of those unexercised options at December 31, 2005.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options as of
	Shares		Options as of 12/31/05		12/31/05 (3)
	Acquired on	Value
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:
William L. Walton(2)	16,821	$139,255	2,623,280	200,000	$23,264,055	$78,000
Joan M. Sweeney	0	0	1,478,220	150,000	12,304,665	58,500
Robert E. Long	5,000	48,650	35,000	0	199,270	0
Independent Directors:
Ann Torre Bates	0	0	20,000	0	115,000	0
Brooks H. Browne	0	0	40,000	0	258,620	0
John D. Firestone	0	0	40,000	0	258,620	0
Anthony T. Garcia	0	0	40,000	0	258,620	0
Lawrence I. Hebert	0	0	40,000	0	258,620	0
John I Leahy	2,500	25,125	37,500	0	228,945	0
Alex J. Pollock	1,000	4,380	9,000	0	32,570	0
Marc F. Racicot	0	0	10,000	0	25,700	0
Guy T. Steuart II	0	0	40,000	0	258,620	0
Laura W. van Roijen	0	0	40,000	0	258,620	0
Executive Officer:
John M. Scheurer	109,393	1,152,293	923,670	125,000	6,890,617	122,250

(1)	Value realized is calculated as the closing market price on the preceding date prior to the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Mr. Walton did not sell any of the shares he received upon the exercise of stock options.

(3)	Value of unexercised options is calculated as the closing market price on December 30, 2005, ($29.37), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 30, 2005.

Employment Agreements

      We entered into employment agreements in 2004 with William L. Walton, our Chairman and CEO, and Joan M. Sweeney, our Chief Operating Officer, each of whom is a Compensated Person. We also entered into an employment agreement in 2004 with Penni F. Roll, our Chief Financial Officer. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.

      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in our Amended Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including, life insurance premiums.

      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of our employees in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, or within 24 months after a change in control, the executive shall be entitled to severance pay for a period not to exceed 36 months. Severance pay shall include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum amount equal to $3,178,000 for Mr. Walton and $2,831,000 for Ms. Sweeney. In the event of a change in control, Mr. Walton and Ms. Sweeney would be entitled to a tax equalization payment calculated in accordance with Section 280G of the Code on distributions to which the employee is entitled upon termination, and we would also provide compensation to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Code. Such severance pay shall be paid in two installments: 75% of such pay shall be paid at the time of separation, and 25% shall be paid on the second anniversary of such separation. Stock options would cease to vest during the severance period.

      Under the employment agreements, a “Change of Control” currently follows the definition of change of control prior to the enactment of the Jobs Creation Act of 2004. The Jobs Creation Act of 2004 mandates the definition of a “Change of Control.” See “The 2005 Deferred Compensation Plan I.” While we have not amended the employment agreements with our executives to reflect this, the executives have acknowledged that payments will only be made pursuant to the Change of Control provision if such Change of Control meets the definition mandated by the Jobs Creation Act of 2004.

Retention Agreements

      On October 27, 2005, we entered into a recission of the retention agreement with John M. Scheurer, one of our managing directors. Pursuant to the terms of such agreement, we agreed to terminate a retention agreement we had entered into with Mr. Scheurer in March 2005. We entered into the retention agreement with Mr. Scheurer in connection with our consideration of strategic alternatives for our commercial real estate investment portfolio. In May 2005, we announced the completion of a transaction regarding our CMBS and CDO portfolio. As a result, Mr. Scheurer received a one-time lump sum bonus of $500,000 in accordance with the terms of the retention agreement.

      Mr. Scheurer’s retention agreement also provided that he would receive a payment of $1.8 million if the acquirer of our CMBS and CDO portfolio did not offer to employ Mr. Scheurer at a base salary of at least $750,000 and he did not accept employment with the acquirer on other terms. However, because we determined to retain Mr. Scheurer as a managing director, we entered into the recission of the retention agreement with Mr. Scheurer to provide that we will only be obligated to pay Mr. Scheurer the $1.8 million payment due under the retention agreement if his employment with us is terminated prior to July 1, 2006, for any reason other than his voluntary resignation, his death or his termination by Allied Capital for cause.

      In addition, we awarded a one-time lump sum transition services bonus of $1,000,000 to Mr. Scheurer in connection with the sale of our CMBS and CDO portfolio.

Indemnification Agreements

      We have entered into indemnification agreements with our directors and certain senior officers. The indemnification agreements are intended to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.

Compensation Plans

Amended Stock Option Plan

      Our Amended Stock Option Plan is intended to encourage stock ownership in Allied Capital by officers and directors, thus giving them a proprietary interest in our performance. The Amended Stock Option Plan was most recently approved by stockholders on May 12, 2004. At December 31, 2005, there were 32.2 million shares authorized under the Stock Option Plan and the number of shares available to be granted was 3.0 million.

      The Compensation Committee’s principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.

      Stock options are granted under the Amended Stock Option Plan at a price not less than the prevailing market value at the time of the grant and will have realizable value only if our stock price increases. The Compensation Committee determines the amount, if any, and features of the stock options to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital, and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Amended Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital, and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

      The Amended Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Amended Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

      We have received approval from the SEC to grant non-qualified options under the Amended Stock Option Plan to non-officer directors. Pursuant to the SEC order, non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter, on the date of the Annual Meeting of Stockholders.

Stock Ownership Initiative

      In connection with the Company’s 2006 Annual Meeting of Stockholders, the stockholders are being requested to vote to approve the issuance of up to 2,500,000 shares of the Company’s common stock in exchange for the cancellation of vested “in-the-money” stock options granted to certain officers and directors under the Amended Stock Option Plan. Under the initiative, which has been reviewed and approved by the Company’s Board of Directors, all optionees who hold vested stock options with exercise prices below the market value of the stock (or “in-the-money” options), would be offered the opportunity to receive cash and common stock in exchange for their voluntary cancellation of their vested stock options. The sum of the cash and common stock to be received by each optionee would equal the “in-the-money” value of the stock option cancelled. As part of this initiative, the Board of Directors is also considering the adoption of a target ownership structure that would establish minimum ownership levels for Company senior officers and continue to further align the interests of the Company’s officers with those of the Company’s stockholders.

401(k) Plan

      We maintain a 401(k) plan (the 401(k) Plan). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $15,000 annually for the 2006 plan year, and to direct the investment of these contributions. Plan participants who are age 50 or older during the 2006 plan year are eligible to defer an additional $5,000 during 2006. The 401(k) Plan allows eligible participants to invest in shares of an Allied Capital Common Stock Fund, consisting of Allied Capital common stock and cash, among other investment options. In addition, during the 2006 plan year, we expect to contribute up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $220,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $220,000 will be made to The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan. See “The 2005 Deferred Compensation Plan I.” On April 21, 2006, the 401(k) Plan held less than 1% of our outstanding shares.

Individual Performance Award

      The Compensation Committee has established a long-term incentive compensation program whereby the Compensation Committee of the Board of Directors determines an Individual Performance Award (IPA) for certain officers annually, generally at the beginning of each year. In determining the award for any one officer, the Compensation Committee considers individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors. The IPA for 2006 has been determined to be approximately $6.8 million, however, the Compensation Committee may adjust the IPA as needed. The IPAs are deposited in a trust in approximately equal cash installments, on a quarterly basis, and the cash is used to purchase shares of our common stock in the market. See “The 2005 Deferred Compensation Plan II.”

      The following table presents the IPAs that have been awarded by the Compensation Committee for 2006 to the Compensated Persons as well as for all other participants as a group:

2006
Individual
Name and Position	Performance Award(1)

William L. Walton, Chief Executive Officer	$1,475,000
Joan M. Sweeney, Chief Operating Officer	750,000
John M. Scheurer, Managing Director	550,000
All Executive Officers as a Group (excluding the Compensated Persons)	2,690,500
All Non-Executive Officers as a Group	1,330,000

Total	$6,795,500

(1)	Represents IPAs expected to be expensed for financial reporting purposes for 2006 for these officers, assuming each participant remains employed by us throughout the year. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year, or if the Compensation Committee determines that a change to an individual award is needed.

Individual Performance Bonus

      As a result of changes in regulation imposed by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, as well as an increase in the competitive market for recruiting and retaining top performers in private equity firms, the Compensation Committee recommended to the Board and the Board has approved that a portion of the IPA should be paid as an Individual Performance Bonus (IPB) for 2006, consistent with the practice for paying the IPB in 2005. The IPB for 2006 has been determined to be approximately $6.8 million, however, the Compensation Committee may adjust the IPB as needed. The IPB will be distributed in cash to award recipients in equal bi-weekly installments as long as each recipient remains employed by us. If a recipient terminates employment during the year, any remaining cash payments under the IPB would be forfeited. The following table presents the IPBs that have been awarded for 2006 for the Compensated Persons, as well as for all other recipients as a group:

2006
Individual
Name and Position	Performance Bonus(1)

William L. Walton, Chief Executive Officer	$1,475,000
Joan M. Sweeney, Chief Operating Officer	750,000
John M. Scheurer, Managing Director	550,000
All Executive Officers as a Group (excluding the Compensated Persons)	2,690,500
All Non-Executive Officers as a Group	1,330,000

Total	$6,795,500

(1)	Represents IPBs expected to be expensed for financial reporting purposes for 2006 for these officers, assuming each recipient remains employed by us throughout the year. These amounts are subject to change if there is a change in the composition of the pool of award recipients during the year or if the Compensation Committee determines that a change to an individual award is needed.

The 2005 Deferred Compensation Plan I

      Pursuant to changes in regulation imposed by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, in 2005, we restated and replaced our existing deferred compensation plan DCP I with The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan (2005 DCP I). The 2005 DCP I is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our directors, employees, and consultants. Any director, senior officer, or consultant is eligible to participate in the 2005 DCP I at such time and for such period as designated by the Board of Directors. The 2005 DCP I is administered through a trust, and we fund this plan through cash contributions. Directors may choose to defer director’s fees through the 2005 DCP I, and may choose to have invested such deferred income in shares of our common stock through a trust. On April 21, 2006, the trust related to the 2005 DCP I held 2,577 shares of our common stock.

      We continue to maintain DCP I and all deferrals made to the DCP I (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, the participant’s deferral account in DCP I will be immediately distributed, either in lump sum or annual installments, as previously elected by the participant. On April 21, 2006, the trust related to the DCP I held 1,488 shares of our common stock.

      In the event of a change of control, all amounts in a participant’s deferral account in DCP I will be immediately distributed to the participant. For purposes of DCP I, “Change of Control” prior to the Jobs Creation Act of 2004 (“Pre-JCA”) was defined as (i) the sale or other disposition of all or substantially all of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifteen percent (15%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the Incumbent Board) cease to constitute at least two-thirds (2/3) of the Board; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/ Nominating Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

      For 2005, all deferrals were made to the 2005 DCP I and shall be distributed pursuant to the terms of this plan in compliance with the Jobs Creation Act of 2004. In the event of termination of employment, the participant’s deferral account in 2005 DCP I will be distributed either in lump sum or annual installments, as previously elected by the participant, however, in no event will the first payment be made earlier than six months after the date of employment termination.

      In the event of a change of control, all amounts in a participant’s deferral account in 2005 DCP I will be immediately distributed to the participant. For purposes of 2005 DCP I, “Change of Control” following the Jobs Creation Act of 2004 (Post-JCA) is defined as (i) the sale or other disposition of at least forty percent (40%) of our assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of our securities representing fifty percent (50%) or more of the aggregate voting power of our then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or its subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of our’s or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that any director appointed by at least two-thirds (2/3) of the then Incumbent Board or nominated by at least two-thirds (2/3) of the Corporate Governance/ Nominating Committee of the Board (if a majority of the members of the Corporate Governance/ Nominating Committee are members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

      The Compensation Committee of our Board of Directors administers DCP I and 2005 DCP I. The Board of Directors reserves the right to amend, terminate, or discontinue DCP I and 2005 DCP I, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts paid to his or her deferral accounts.

The 2005 Deferred Compensation Plan II

      In conjunction with the IPA, we established a non-qualified deferred compensation plan (DCP II) in 2004, which is administered through a trust by an independent third-party trustee. In 2005 and pursuant to recent changes in regulation imposed by the Jobs Creation Act of 2004 associated with deferred compensation arrangements, we restated and replaced DCP II with The 2005 Allied Capital Corporation Non-Qualified Deferred Compensation Plan II (2005 DCP II). The 2005 DCP II is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our officers. All IPA contributions made for 2005 were made into the 2005 DCP II.

      The IPAs are generally deposited in the trust in equal installments, on a quarterly basis, in the form of cash. The Compensation Committee designed both DCP II and 2005 DCP II to require the trustee to use the cash to purchase shares of our common stock in the market on the New York Stock Exchange. A participant only vests in the award as it is deposited into the trust. The Compensation Committee, in its sole discretion, shall designate the senior officers who will receive IPAs and participate in 2005 DCP II. During any period of time in which a participant has an account in either DCP II or 2005 DCP II, any dividends declared and paid on shares of common stock allocated to the participant’s accounts shall be reinvested by the trustee as soon as practicable in shares of our common stock purchased in the open market.

      We continue to maintain DCP II and all contributions made to DCP II (through December 31, 2004) shall be distributed pursuant to the terms of that plan. In the event of termination of employment, one-third of the participant’s deferral account in DCP II will be immediately distributed, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control (following the Pre-JCA definition for “Change in Control”), all amounts in a participant’s deferral account in DCP II will be immediately distributed to the participant.

      Contributions made to the 2005 DCP II shall be distributed pursuant to the terms of this plan in compliance with the Jobs Creation Act of 2004. In the event of termination of employment, one-third of the participant’s deferral account in 2005 DCP II will be distributed six months after the date of employment termination, one half of the then current remaining balance will be distributed within 30 days of the first anniversary of his or her employment termination date, and the remainder of the account balance will be distributed within 30 days of the second anniversary of the employment termination date. In the event of a change of control, (following the Post-JCA definition for “Change of Control”), all amounts in a participant’s deferral account in 2005 DCP II will be immediately distributed to the participant.

      A participant who violates certain non-solicitation covenants contained in the DCP II and 2005 DCP II during the two years after the termination of his or her employment will forfeit back to us the remaining value of his or her deferral accounts.

      The aggregate maximum number of shares of our common stock that the trustee is authorized to purchase in the open market for the purpose of investing the cash from IPAs in DCP II and 2005 DCP II is 3,500,000 shares, subject to appropriate adjustments in the event of a stock dividend, stock split, or similar change in capitalization affecting our common stock. On April 21, 2006, the trust related to the DCP II held 484,838 shares of our common stock and the trust related to the 2005 DCP II held 312,781 shares of our common stock.
      The Compensation Committee of our Board of Directors administers DCP II and 2005 DCP II. The Board of Directors reserves the right to amend, terminate, or discontinue DCP II and 2005 DCP II, provided that no such action will adversely affect a participant’s rights under the plans with respect to the amounts paid to his or her deferral accounts.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of April 21, 2006, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

      The following table sets forth, as of April 21, 2006, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, the chief executive officer, our executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(1)		of Class(2)	by Directors(3)

Capital Research and Management Company	7,646,020	(4)	5.5%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	3,489,569	(5,6,7)	2.5%	over $100,000
Joan M. Sweeney	1,889,504	(5)	1.3%	over $100,000
Robert E. Long	51,111	(8)	*	over $100,000
Independent Directors:
Ann Torre Bates	24,250	(7,8)	*	over $100,000
Brooks H. Browne	83,713	(7,8)	*	over $100,000
John D. Firestone	72,426	(7,8)	*	over $100,000
Anthony T. Garcia	98,512	(8)	*	over $100,000
Edwin L. Harper	400	(15)	*	$10,000-$50,000
Lawrence I. Hebert	52,800	(8,14)	*	over $100,000
John I. Leahy	57,318	(8)	*	over $100,000
Alex J. Pollock	27,265	(7,8,9)	*	over $100,000
Marc F. Racicot	10,000	(8)	*	over $100,000
Guy T. Steuart II	364,144	(8,10)	*	over $100,000
Laura W. van Roijen	73,358	(7,8)	*	over $100,000

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(1)		of Class(2)	by Directors(3)

Executive Officers:
Kelly A. Anderson	286,466	(5)	*
Scott S. Binder	752,808	(5,7,11)	*
Michael J. Grisius	640,305	(5,7)	*
Jeri J. Harman	160,194	(5)	*
Thomas C. Lauer	79,713	(5,7)	*
Robert D. Long	860,860	(5,7,12)	*
Justin S. Maccarone	139,421	(5)	*
Diane E. Murphy	312,820	(5)	*
Penni F. Roll	697,002	(5)	*
Daniel L. Russell	310,872	(5)	*
John M. Scheurer	1,302,098	(5)	*
John D. Shulman	848,195	(5)	*
Suzanne V. Sparrow	474,675	(5,6)	*
All directors and executive officers as a group (27 in number)	12,847,116	(13)	8.6%

 * Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	Based on a total of 139,984,212 shares of our common stock issued and outstanding on April 21, 2006, and the number of shares of our common stock issuable upon the exercise of stock options exercisable within 60 days held by each executive officer and non-officer director, which totals 9,928,416 in the aggregate.

(3)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(4)	Information regarding share ownership was obtained from the Schedule 13F-HR that Capital Research and Management Company filed with the SEC on February 14, 2006.

(5)	Share ownership for the following directors and executive officers includes:

		Owned	Options
		Through	Exercisable
		Deferred	Within 60 Days
	Owned	Compensation	of March 10,	Allocated to
	Directly	Plans(16)	2006	401(k) Plan

Interested Directors:
William L. Walton	466,264	191,568	2,618,634	7,662
Joan M. Sweeney	298,966	95,789	1,478,220	16,529
Executive Officers:
Kelly A. Anderson	112,182	9,204	158,810	6,270
Scott S. Binder	91,260	45,975	613,550	2,023
Michael J. Grisius	68,916	35,525	516,720	19,144
Jeri J. Harman	—	10,194	150,000	—
Thomas C. Lauer	4,421	3,558	71,079	655
Robert D. Long	21,000	38,328	797,354	4,178
Justin S. Maccarone	—	6,087	133,334	—
Diane E. Murphy	6,244	18,520	288,043	13
Penni F. Roll	96,472	31,297	558,084	11,149
Daniel L. Russell	1,060	18,966	290,846	—
John M. Scheurer	266,497	72,312	923,670	39,619
John D. Shulman	4,799	36,294	807,102	—
Suzanne V. Sparrow	80,963	9,139	171,470	27,087

(6)	Includes 213,103 shares held by the 401(k) Plan, of which Mr. Walton and Ms. Sparrow are sub-trustees of the fund holding our shares. The sub-trustees disclaim beneficial ownership of such shares.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Bates — 4,250 shares; Browne — 12,280 shares; Firestone — 3,415 shares; Pollock — 1,000 shares; van Roijen —

7,902 shares; Binder — 273 shares; Grisius — 1,149 shares; Lauer — 500 shares; and R.D. Long — 17,000 shares.

(8)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 40,000 shares, except with respect to Ms. Bates who has exercisable options to purchase 20,000 shares, Mr. Leahy who has exercisable options to purchase 37,500 shares, Mr. Pollock who has exercisable options to purchase 9,000 shares, and Mr. Racicot who has exercisable options to purchase 10,000 shares.

(9)	Includes 4,065 shares held in the Deferred Compensation Plans for Mr. Pollock.

(10)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(11)	Includes 20,000 shares held in a charitable remainder trust.

(12)	Includes 4,000 shares held by a trust for the benefit of Mr. Long’s children.

(13)	Includes a total of 9,928,416 shares underlying stock options exercisable within 60 days of April 21, 2006, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 213,103 shares held by the 401(k) Plan.

(14)	Includes 9,000 shares held in a revocable trust.

(15)	Includes 400 shares held in a revocable trust.

(16)	See “Individual Performance Award” and “The 2005 Deferred Compensation Award II” for a discussion of shares owned through the deferred compensation plans.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The following table sets forth certain information, as of April 21, 2006, regarding indebtedness to Allied Capital in excess of $60,000 of any person serving as a director or executive officer of Allied Capital at any time since January 1, 2005. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of December 31, 2005, the total loans outstanding to such executive officers of Allied Capital was $3.9 million or 0.1% of Allied Capital’s total assets at December 31, 2005.

      As a business development company under the Investment Company Act of 1940, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 30, 2002.

		Range of
	Highest Amount	Interest Rates			Amount
	Outstanding				Outstanding at
Name and Position with Company	During 2005	High		Low	April 21, 2006

Executive Officers:
Kelly A. Anderson, Executive Vice President and Treasurer	$496,225	5.96%	–	3.91%	$496,225
Michael J. Grisius, Managing Director	230,727	4.68%	–	3.91%	224,728
Penni F. Roll, Chief Financial Officer	1,224,833	6.24%	–	4.45%	531,525
John M. Scheurer, Managing Director	167,453	4.73%	–	4.73%	—
John D. Shulman, Managing Director	99,991	2.85%	–	2.85%	—
Suzanne V. Sparrow, Executive Vice President and Secretary	626,309	6.18%	–	4.45%	409,328
Joan M. Sweeney, Chief Operating Officer and Director(1)	399,962	4.45%	–	4.45%	399,962

(1)	Ms. Sweeney is an interested director. Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.

      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in our common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.

Taxation as a Regulated Investment Company

      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Code (i.e., net ordinary investment income, including accrued original issue discount, and net realized short-term capital gain in excess of net realized long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gain in excess of net realized short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, we are generally required to distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending

December 31 of that calendar year, and (iii) any income realized, but not taxed or distributed in prior years, in order to avoid the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). If we do not satisfy the Excise Tax Avoidance Requirements for any year, we will be required to pay this 4% excise tax on the amount by which 98% of the current year’s taxable income exceeds the distribution for the year. The ordinary income or net capital gain income on which the excise tax is paid is generally distributed to shareholders in the next tax year. Depending on the level of ordinary income or net capital gain income for a tax year, we may choose to carry over the portion of such income in excess of our current year distributions into the next tax year and pay the 4% excise tax, as required. We will be subject to federal income tax at the regular corporate rate on any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from (i) dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities or (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), the securities of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount or market discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and cash or other assets equal to the amount of such original issue discount accrual may have to be distributed to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.

      To the extent we engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we may be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, defer our losses, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

      In addition, although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments.

      These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the 90% Distribution Requirement or fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits), although such distributions would constitute “qualified dividend income” to individual shareholders subject to the same reduced maximum rate of tax applicable to long-term capital gains. In contrast, if we qualify as a regulated investment company, our corporate-level federal income tax should be substantially reduced or eliminated, and a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders.

      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.

Taxation of Stockholders

      Our distributions generally are taxable to stockholders as ordinary income or capital gains. Our distributions of investment company taxable income will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). A portion of our distributions of investment company taxable income may constitute “qualified dividend income.” Qualified dividend income of individual shareholders currently is subject to the same reduced maximum rate of tax applicable to long-term capital gains. Our distributions of net capital gains properly designated by us as “capital gain dividends” will be taxable to each stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Distributions in excess of the Company’s earnings and profits will be designated as a “return of capital” and first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will generally constitute capital gains to such stockholder.

      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for their share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since we would be required to pay tax at our regular corporate capital gain tax rate on any retained net capital gains that are deemed to be distributed, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that does not have a sufficient amount of other tax liabilities or that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we select this option, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder.

      In addition, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared to the extent of earnings and profits for the calendar year.

      In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock will be disallowed if other shares of our common stock are purchased (under our dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income (including the amount of any qualified dividend income) and as long-term capital gains. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from us. However, the portion of our distributions that are properly designated by us as long-term capital gain dividends, short-term capital gain dividends or interest-related dividends may be exempt from such withholding if you have provided to us (or another appropriate withholding agent) in a timely manner a properly completed Form W-8BEN or applicable form. Currently, we do not anticipate that any significant amount of our distribution will be designated as eligible for this exemption from withholding. Non-U.S. Stockholders should consult their own tax advisors with respect to the appropriate forms to file to avoid withholding tax and for all other issues concerning U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

      We may be required to withhold U.S. federal income tax (“backup withholding”) at a 28% rate from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies us that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. We may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in us, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

•	meets such other criteria as may be established by the SEC.

      Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to our portfolio companies. See “Risk Factors” — “Our ability to invest in private companies may be limited in certain circumstances.”

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution. This limitation is not applicable to borrowings by our small business investment company subsidiary, and therefore any borrowings by this subsidiary are not included in this asset coverage test pursuant to exemptive relief. See “— Small Business Administration Regulations.”

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the members of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.

      We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. Our code of ethics is also posted on our website at www.alliedcapital.com. The code of ethics is also filed as an exhibit to our registration statement which is on file with the SEC. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.

      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we have been prohibited from making new loans to our executive officers since July 2002.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

      Small Business Administration Regulations. Allied Investments, a wholly owned subsidiary of Allied Capital, is licensed by the Small Business Administration (SBA) as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958.

      Small business investment companies are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual net income after federal income taxes not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, small business investment companies may make loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investments provides long-term loans to qualifying small businesses; equity investments and consulting and other services are typically provided only in connection with such loans.

      Allied Investments is periodically examined and audited by the SBA’s staff to determine its compliance with small business investment company regulations.

      We, through Allied Investments, have debentures payable to the SBA with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. Under the small business investment company program, we may borrow up to $124.4 million from the Small Business Administration. At December 31, 2005, we had $28.5 million outstanding.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.

      Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. In addition, gains realized for financial reporting purposes may differ from gains included in taxable income as a result of our election to recognize gains using installment sale treatment, which results in the deferment of gains for tax purposes until notes received as consideration from the sale of investments are collected in cash.

      Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital. We are generally required to distribute 98% of our taxable income during the year the income is earned (and 100% of any previously undistributed and untaxed income) to avoid paying an excise tax. If this requirement is not met, the Code imposes a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income (and 100% of any previously undistributed and untaxed income) exceeds the distribution for the year. The taxable income on which an excise tax is paid is generally carried over and distributed to shareholders in the next year. Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax, as required.

      In order to maintain our status as a regulated investment company and obtain the tax benefits of such status, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) timely distribute to shareholders at least 90% of our annual investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

      Compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements apply to us, including:

•	Our Chief Executive Officer and Chief Financial Officer certify the financial statements contained in our periodic reports through the filing of Section 302 certifications;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our annual report on Form 10-K contains a report from our management on internal control over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting, which must be audited by our independent registered public accounting firm;

•	Our periodic reports disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect our internal control over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.

      We have adopted procedures to comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

      We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

      Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

      Shareholders may obtain information regarding how we voted proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to: Corporate Secretary, Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006 or by telephone at (202) 721-6100.

10b5-1 STOCK TRADING PLAN

      Our Board of Directors has established a policy to permit our officers and directors to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers and directors to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established the policy in recognition of the liquidity and diversification objectives of our officers and directors, including the desire of certain of our officers and directors to sell certain shares of our common stock (such as formula award shares that they had acquired in connection with the 1997 merger of the five Allied Capital affiliated companies and shares of our common stock they acquired upon exercise of stock options).

      Our Board of Directors has also established a retained stock ownership policy for our officers and directors who enter into any trading plans pursuant to Rule 10b5-1. The policy aligns the interests of our officers and directors with the interests of shareholders and further promotes our commitment to sound corporate governance. The policy requires that our officers and directors who choose to sell pursuant to Rule 10b5-1 not sell in any one year more than 10% of their owned shares of our common stock or more than 10% of their shares of our common stock issuable upon the exercise of vested stock options.

DIVIDEND REINVESTMENT PLAN

      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. The dividend reinvestment plan is an “opt in” plan, which means that if our Board of Directors declares a cash dividend then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.

      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. Shareholders may change their status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.

      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.

      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK

      The following summary description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a detailed description of the provisions summarized below.

Capital Stock

      Our authorized capital stock consists of 200,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Our Board of Directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

Common Stock

      At April 21, 2006, there were 139,984,212 shares of common stock outstanding and 25,130,184 shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of April 21, 2006:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	139,984,212

      All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board of Directors out of funds legally available therefor. Our common stock has no preemptive, exchange, conversion, or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

      In addition, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, we maintain a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. The features of preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

      Our charter and bylaws authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

      We have entered into indemnification agreements with our directors and certain of our senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Certain Anti-Takeover Provisions

      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.

Classified Board of Directors

     Our bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.

Issuance of Preferred Stock

     Our Board of Directors, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Number of Directors; Vacancies; Removal

     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than fifteen. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified.

      Our bylaws provides that a director may be removed by shareholders only “with cause” and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Shareholders

     Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

     Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our Board of Directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

     Our bylaws provide that special meetings of shareholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our Corporate Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Amendments; Supermajority Vote Requirements

     Our bylaws impose supermajority vote requirements in connection with the amendment of provisions of our bylaws, including those provisions relating to the classified Board of Directors, the ability of shareholders to call special meetings and the advance notice provisions for shareholder meetings.

Maryland General Corporation Law

     Maryland General Corporation Law provides for the Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business

Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

      Our Board of Directors has opted out of the Control Share Acquisition Statute through an amendment to our bylaws.

Regulatory Restrictions

     Allied Investments L.P., our wholly owned subsidiary, is a small business investment company. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

      We may offer, from time to time, up to 40,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

      In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

      In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

      The legality of shares of our common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

CUSTODIANS, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      Certain of our securities are held in safekeeping by PNC Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006. Other securities are held in custody at Chevy Chase Bank, 7501 Wisconsin Avenue, 14th Floor, Bethesda, Maryland 20814 and Bank of America, 8300 Greensboro Drive, Suite 620 , McLean, Virginia 22102. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Allied Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The consolidated financial statements as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, and the related financial statement schedule as of December 31, 2005, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, located at 2001 M Street, NW, Washington, DC 20036, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

NOTICE REGARDING ARTHUR ANDERSEN LLP

      Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement, unless it is proved that at the time of such acquisition such person knew of such untruth or omission, may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant. Certain condensed consolidated financial data as of December 31, 2001, and for the year then ended, which is included in this prospectus, was audited by our former independent auditor, Arthur Andersen LLP.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2005 and 2004, including the consolidated statement of investments as of December 31, 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2005. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2005 and 2004. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2005 and 2004, and the results of their operations, their cash flows, changes in their net assets, and financial highlights for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Washington, D.C.

March 9, 2006

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	December 31,	December 31,
	2005	2004
(in thousands, except per share amounts)
ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2005-$1,489,782; 2004-$1,389,342)	$1,887,651	$1,359,641
Companies 5% to 25% owned (cost: 2005-$168,373; 2004-$194,750)	158,806	188,902
Companies less than 5% owned (cost: 2005-$1,448,268; 2004-$800,828)	1,432,833	753,543

Total private finance (cost: 2005-$3,106,423; 2004-$2,384,920)	3,479,290	2,302,086
Commercial real estate finance (cost: 2005-$131,695; 2004-$722,612)	127,065	711,325

Total portfolio at value (cost: 2005-$3,238,118; 2004-$3,107,532)	3,606,355	3,013,411

U.S. Treasury bills	100,305	—
Investments in money market securities	121,967	—
Deposits of proceeds from sales of borrowed Treasury securities	17,666	38,226
Accrued interest and dividends receivable	60,366	79,489
Other assets	87,858	72,712
Cash	31,363	57,160

Total assets	$4,025,880	$3,260,998

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2005-$175,000; 2004-$169,000)	$1,193,040	$1,064,568
Revolving line of credit	91,750	112,000
Obligations to replenish borrowed Treasury securities	17,666	38,226
Accounts payable and other liabilities	102,878	66,426

Total liabilities	1,405,334	1,281,220

Commitments and contingencies
Shareholders’ equity:
Common stock, $0.0001 par value, 200,000 shares authorized; 136,697 and 133,099 shares issued and outstanding at December 31, 2005 and 2004, respectively	14	13
Additional paid-in capital	2,177,283	2,094,421
Common stock held in deferred compensation trust	(19,460)	(13,503)
Notes receivable from sale of common stock	(3,868)	(5,470)
Net unrealized appreciation (depreciation) on portfolio	354,325	(107,767)
Undistributed (distributions in excess of) earnings	112,252	12,084

Total shareholders’ equity	2,620,546	1,979,778

Total liabilities and shareholders’ equity	$4,025,880	$3,260,998

Net asset value per common share	$19.17	$14.87

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended
	December 31,

	2005	2004	2003
(in thousands, except per share amounts)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$122,450	$91,710	$62,563
Companies 5% to 25% owned	21,924	25,702	25,727
Companies less than 5% owned	172,779	202,230	202,429

Total interest and dividends	317,153	319,642	290,719
Loan prepayment premiums
Companies more than 25% owned	692	—	141
Companies 5% to 25% owned	—	765	685
Companies less than 5% owned	5,558	4,737	7,346

Total loan prepayment premiums	6,250	5,502	8,172
Fees and other income
Companies more than 25% owned	26,673	29,774	18,862
Companies 5% to 25% owned	124	1,618	629
Companies less than 5% owned	23,952	10,554	10,847

Total fees and other income	50,749	41,946	30,338

Total interest and related portfolio income	374,152	367,090	329,229

Expenses:
Interest	76,798	75,650	77,233
Employee	78,300	53,739	36,945
Administrative	70,267	34,686	22,387

Total operating expenses	225,365	164,075	136,565

Net investment income before income taxes	148,787	203,015	192,664
Income tax expense (benefit), including excise tax	11,561	2,057	(2,466)

Net investment income	137,226	200,958	195,130

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)
Companies more than 25% owned	33,237	86,812	1,302
Companies 5% to 25% owned	5,285	43,818	19,975
Companies less than 5% owned	234,974	(13,390)	54,070

Total net realized gains	273,496	117,240	75,347
Net change in unrealized appreciation or depreciation	462,092	(68,712)	(78,466)

Total net gains (losses)	735,588	48,528	(3,119)

Net increase in net assets resulting from operations	$872,814	$249,486	$192,011

Basic earnings per common share	$6.48	$1.92	$1.64

Diluted earnings per common share	$6.36	$1.88	$1.62

Weighted average common shares outstanding — basic	134,700	129,828	116,747

Weighted average common shares outstanding — diluted	137,274	132,458	118,351

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Years Ended December 31,

	2005	2004	2003
(in thousands, except per share amounts)
Operations
Net investment income	$137,226	$200,958	$195,130
Net realized gains	273,496	117,240	75,347
Net change in unrealized appreciation or depreciation	462,092	(68,712)	(78,466)

Net increase in net assets resulting from operations	872,814	249,486	192,011

Shareholder distributions
Common stock dividends	(314,509)	(299,326)	(267,838)
Preferred stock dividends	(10)	(62)	(210)

Net decrease in net assets resulting from shareholder distributions	(314,519)	(299,388)	(268,048)

Capital share transactions
Sale of common stock	—	70,251	422,005
Issuance of common stock for portfolio investments	7,200	3,227	884
Issuance of common stock upon the exercise of stock options	66,688	32,274	8,571
Issuance of common stock in lieu of cash distributions	9,257	5,836	6,598
Net decrease in notes receivable from sale of common stock	1,602	13,162	6,072
Purchase of common stock held in deferred compensation trust	(7,968)	(13,687)	—
Distribution of common stock held in deferred compensation trust	2,011	184	—
Other	3,683	3,856	413

Net increase in net assets resulting from capital share transactions	82,473	115,103	444,543

Total net increase in net assets	640,768	65,201	368,506
Net assets at beginning of year	1,979,778	1,914,577	1,546,071

Net assets at end of year	$2,620,546	$1,979,778	$1,914,577

Net asset value per common share	$19.17	$14.87	$14.94

Common shares outstanding at end of year	136,697	133,099	128,118

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Years Ended December 31,

	2005	2004	2003
(in thousands)
Cash flows from operating activities
Net increase in net assets resulting from operations	$872,814	$249,486	$192,011
Adjustments
Portfolio investments	(1,668,113)	(1,472,396)	(930,566)
Principal collections related to investment repayments or sales	1,503,388	909,189	788,328
Change in accrued or reinvested interest and dividends	(6,594)	(52,193)	(44,952)
Amortization of discounts and fees	(1,564)	(5,235)	(12,514)
Change in U.S. Treasury bills	(100,000)	—	—
Change in investments in money market securities	(121,967)	—	—
Changes in other assets and liabilities	33,023	18,716	(9,352)
Depreciation and amortization	1,820	1,433	1,638
Realized gains from the receipt of notes and other securities as consideration from sale of investments, net of collections	(4,293)	(47,497)	(1,668)
Realized losses	69,565	150,462	18,958
Net change in unrealized (appreciation) or depreciation	(462,092)	68,712	78,466

Net cash provided by (used in) operating activities	115,987	(179,323)	80,349

Cash flows from financing activities
Sale of common stock	—	70,251	422,005
Sale of common stock upon the exercise of stock options	66,688	32,274	8,571
Collections of notes receivable from sale of common stock	1,602	13,162	6,072
Borrowings under notes payable and debentures	350,000	340,212	300,000
Repayments on notes payable and debentures	(219,700)	(231,000)	(140,000)
Net borrowings under (repayments on) revolving line of credit	(20,250)	112,000	(204,250)
Redemption of preferred stock	—	(7,000)	—
Purchase of common stock held in deferred compensation trust	(7,968)	(13,687)	—
Other financing activities	(8,333)	(3,004)	(5,137)
Common stock dividends and distributions paid	(303,813)	(290,830)	(264,419)
Preferred stock dividends paid	(10)	(62)	(210)

Net cash provided by (used in) financing activities	(141,784)	22,316	122,632

Net increase (decrease) in cash	(25,797)	(157,007)	202,981
Cash at beginning of year	57,160	214,167	11,186

Cash at end of year	$31,363	$57,160	$214,167

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Companies More Than 25% Owned

Acme Paging, L.P.(4)	Senior Loan (6.0%, Due 12/07)(6)	$3,750	$3,750	$—
(Telecommunications)	Subordinated Debt (10.0%, Due 1/08)(6)	881	881	—
	Common Stock (23,513 shares)		27	—

Advantage Sales & Marketing, Inc.	Subordinated Debt (10.5%, Due 9/09)	60,000	59,787	59,787
(Business Services)	Subordinated Debt (18.5%, Due 12/09)	124,000	124,000	124,000
	Common Stock (18,924,976 shares)		73,932	476,578

Alaris Consulting, LLC	Senior Loan (15.8%, Due 12/05 – 12/07) (6)	27,055	27,050	—
(Business Services)	Equity Interests		5,305	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Senior Loan (0.7%, Due 12/04 – 12/05) (6)	4,999	4,600	4,097
and Affiliates
(Healthcare Services)

Avborne, Inc.(7)	Preferred Stock (12,500 shares)		658	892
(Business Services)	Common Stock (27,500 shares)		—	—

Avborne Heavy Maintenance, Inc.(7)	Preferred Stock (1,568 shares)		2,401	—
(Business Services)	Common Stock (2,750 shares)		—	—
	Guaranty ($2,401)

Business Loan Express, LLC	Subordinated Debt (6.9%, Due 4/06)	10,000	10,000	10,000
(Financial Services)	Class A Equity Interests	60,693	60,693	60,693
	Class B Equity Interests		119,436	146,910
	Class C Equity Interests		109,301	139,521
	Guaranty ($135,437 — See Note 3)
	Standby Letters of Credit ($34,050 — See Note 3)

Callidus Capital Corporation	Senior Loan (12.0%, Due 12/06)	600	600	600
(Financial Services)	Subordinated Debt (18.0%, Due 10/08)	4,832	4,832	4,832
	Common Stock (10 shares)		2,049	7,968

Diversified Group Administrators, Inc.	Preferred Stock (1,000,000 shares)		700	728
(Business Services)	Preferred Stock (1,451,380 shares)		841	841
	Common Stock (1,451,380 shares)		—	502

Financial Pacific Company (Financial Services)	Subordinated Debt (17.4%, Due 2/12 – 8/12)	70,175	69,904	69,904
	Preferred Stock (10,964 shares)		10,276	13,116
	Common Stock (14,735 shares)		14,819	44,180

ForeSite Towers, LLC	Equity Interests		7,620	9,750
(Tower Leasing)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(7)	Avborne, Inc. and Avborne Heavy Maintenance, Inc. are affiliated companies.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Global Communications, LLC	Senior Loan (10.7%, Due 9/02 – 11/07) (6)	$15,957	$15,957	$15,957
(Business Services)	Subordinated Debt (17.0%, Due 12/03 – 9/05)(6)	11,201	11,198	11,198
	Preferred Equity Interest		14,067	4,303
	Options		1,639	—

Gordian Group, Inc.	Senior Loan (10.0%, Due 6/06 – 12/08) (6)	11,392	11,421	4,161
(Business Services)	Common Stock (1,000 shares)		6,542	—

Healthy Pet Corp.	Senior Loan (10.1%, Due 8/10)	4,086	4,086	4,086
(Consumer Services)	Subordinated Debt (15.0%, Due 8/10)	38,716	38,535	38,535
	Common Stock (25,766 shares)		25,766	25,766

HMT, Inc.	Preferred Stock (554,052 shares)		2,637	2,637
(Energy Services)	Common Stock (300,000 shares)		3,000	5,343
	Warrants		1,155	2,057

Impact Innovations Group, LLC (Business Services)	Equity Interests in Affiliate		—	742

Insight Pharmaceuticals Corporation	Subordinated Debt (16.1%, Due 9/12)	58,534	58,298	58,298
(Consumer Products)	Preferred Stock (25,000 shares)		25,000	26,791
	Common Stock (6,200 shares)		6,325	236

Jakel, Inc.	Subordinated Debt (15.5%, Due 3/08)(6)	13,742	13,742	—
(Industrial Products)	Preferred Stock (6,460 shares)		6,460	—
	Common Stock (158,061 shares)		9,347	—

Legacy Partners Group, LLC	Senior Loan (14.0%, Due 5/09)(6)	7,646	7,646	5,029
(Financial Services)	Subordinated Debt (18.0%, Due 5/09)(6)	2,952	2,952	—
	Equity Interests		4,229	—

Litterer Beteiligungs-GmbH(4)	Subordinated Debt (8.0%, Due 3/07)	621	621	621
(Business Services)	Equity Interest		1,810	2,226

Mercury Air Centers, Inc.	Senior Loan (10.0%, Due 4/09)	31,720	31,720	31,720
(Business Services)	Subordinated Debt (16.0%, Due 4/09)	46,703	46,519	46,519
	Common Stock (57,970 shares)		35,053	88,898
	Standby Letters of Credit ($1,397)

MVL Group, Inc.	Senior Loan (12.1%, Due 7/09)	27,519	27,218	27,218
(Business Services)	Subordinated Debt (14.4%, Due 7/09)	32,905	32,417	32,417
	Common Stock (648,661 shares)		643	3,211

Pennsylvania Avenue Investors, L.P. (5)	Equity Interests		2,576	1,864
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan (15.0%, Due 12/05 - 12/06)	32,640	23,792	23,792
(Consumer Products)	Subordinated Debt (20.0%, Due 6/03)(6)	19,291	19,224	7,364
	Preferred Stock (1,483 shares)		—	—
	Warrants		—	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Redox Brands, Inc.	Preferred Stock (2,726,444 shares)		$7,903	$12,097
(Consumer Products)	Warrants		584	500

Service Champ, Inc.	Subordinated Debt (15.5%, Due 4/12)	$27,041	26,906	26,906
(Business Services)	Common Stock (63,888 shares)		13,662	13,319

Staffing Partners Holding	Subordinated Debt (13.5%, Due 1/07)(6)	6,343	6,343	6,343
Company, Inc.	Preferred Stock (439,600 shares)		4,968	1,812
(Business Services)	Common Stock (69,773 shares)		50	—
	Warrants		10	—

Startec Global Communications	Senior Loan (10.0%, Due 5/07 – 5/09)	25,226	25,226	21,685
Corporation	Common Stock (19,180,000 shares)		37,255	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt (15.3%, Due 3/12)	6,593	6,593	6,593
(Industrial Products)	Common Stock (3,000,000 shares)		3,522	64,963
	Options		—	560

Triview Investments, Inc.(8)	Senior Loan (8.6%, Due 12/06)	7,449	7,449	7,449
(Broadcasting & Cable/	Subordinated Debt (15.0%, Due 7/12)	31,000	30,845	30,845
Consumer Products)	Subordinated Debt (16.8%, Due 7/08 –
	7/12)(6)	19,600	19,520	19,520
	Common Stock (202 shares)		93,889	29,171
	Guaranty ($800)
	Standby Letter of Credit ($200)

Total companies more than 25% owned			$1,489,782	$1,887,651

Companies 5% to 25% Owned

Air Evac Lifeteam	Subordinated Debt (13.8%, Due 7/10)	$42,414	$42,267	$42,267
(Healthcare Services)	Equity Interests		3,941	4,025

Aspen Pet Products, Inc.	Subordinated Debt (19.0%, Due 6/08)	20,051	19,959	19,959
(Consumer Products)	Preferred Stock (2,935 shares)		2,154	1,638
	Common Stock (1,400 shares)		140	17
	Warrants		—	—

Becker Underwood, Inc.	Subordinated Debt (14.5%, Due 8/12)	23,639	23,543	23,543
(Industrial Products)	Common Stock (5,073 shares)		5,813	2,200

The Debt Exchange Inc.	Preferred Stock (921,875 shares)		1,250	3,219
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(8)	Triview Investments, Inc. (formerly GAC Investments, Inc.) holds investments in Longview Cable & Data, LLC (Broadcasting & Cable) with a cost of $66.5 million and value of $16.0 million and Triax Holdings, LLC (Consumer Products) with a cost of $85.2 million and a value of $71.0 million. The guaranty and standby letter of credit relate to Longview Cable & Data, LLC.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedBridge Healthcare, LLC	Senior Loan (4.0%, Due 8/09)	$7,093	$7,093	$7,093
(Healthcare Services)	Subordinated Debt (10.0%, Due 8/14)(6)	4,809	4,809	534
	Convertible Subordinated Debt (2.0%, Due 8/14)(6)	2,970	984	—
	Equity Interests		800	—

Nexcel Synthetics, LLC	Subordinated Debt (14.5%, Due 6/09)	10,617	10,588	10,588
(Consumer Products)	Equity Interests		1,708	1,367

Pres Air Trol LLC	Unitranche Debt (12.0%, Due 4/10)	6,138	5,820	5,820
(Industrial Products)	Equity Interests		1,356	318

Progressive International	Subordinated Debt (16.0%, Due 12/09)	7,401	7,376	7,376
Corporation	Preferred Stock (500 shares)		500	884
(Consumer Products)	Common Stock (197 shares)		13	13
	Warrants		—	—

Soteria Imaging Services, LLC	Subordinated Debt (11.8%, Due 11/10)	14,500	13,447	13,447
(Healthcare Services)	Equity Interests		2,153	2,308

Universal Environmental Services, LLC	Unitranche Debt (15.5%, Due 2/09)	10,900	10,862	10,862
(Business Services)	Equity Interests		1,797	1,328

Total companies 5% to 25% owned			$168,373	$158,806

Companies Less Than 5% Owned

Advanced Circuits, Inc.	Senior Loans (10.1%, Due 9/11 – 3/12)	$18,732	$18,642	$18,642
(Industrial Products)	Common Stock (40,000 shares)		1,000	1,000

Anthony, Inc. (Industrial Products)	Subordinated Debt (12.9%, Due 9/11 – 9/12)	14,670	14,610	14,610

Benchmark Medical, Inc.	Warrants		18	190
(Healthcare Services)

BI Incorporated	Subordinated Debt (14.0%, due 2/12)	16,203	16,133	16,133
(Business Services)

Border Foods, Inc. (Consumer Products)	Subordinated Debt (13.0%, Due 12/10)(6)	13,428	12,721	—
	Preferred Stock (140,214 shares)		2,893	—
	Common Stock (1,810 shares)		45	—
	Warrants		910	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

C&K Market, Inc.	Subordinated Debt (13.0%, Due 12/08)	$14,694	$14,638	$14,638
(Retail)

Callidus Debt Partners	Class C Notes (12.9%, Due 12/13)	18,800	18,973	18,973
CDO Fund I, Ltd.(4)(9)	Class D Notes (17.0%, Due 12/13)	9,400	9,487	9,487
(Senior Debt Fund)

Callidus Debt Partners	Preferred Shares (23,600,000 shares)		24,233	24,233
CLO Fund III, Ltd. (4)(9)
(Senior Debt Fund)

Callidus MAPS CLO Fund I LLC(9)	Class E Notes (9.7%, Due 12/17)	17,000	17,000	17,000
(Senior Debt Fund)	Income Notes		48,108	48,108

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest		2,142	2,726
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest		2,650	2,691
(Private Equity Fund)

CBS Personnel Holdings, Inc. (Business Services)	Subordinated Debt (14.5%, Due 12/09)	20,617	20,541	20,541

Community Education Centers, Inc.	Subordinated Debt (16.0%, Due 12/10)	32,852	32,738	32,738
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)		2,605	2,783
(Industrial Products)	Common Stock (2,000 shares)		200	700

Cooper Natural Resources, Inc.	Subordinated Debt (0%, Due 11/07)	840	840	840
(Industrial Products)	Preferred Stock (6,316 shares)		1,424	20
	Warrants		830	—

Coverall North America, Inc.	Subordinated Debt (14.6%, Due 2/11)	27,309	27,261	27,261
(Business Services)	Preferred Stock (6,500 shares)		6,500	6,866
	Warrants		2,950	3,100

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	The fund is managed by Callidus Capital Corporation, a portfolio company of Allied Capital.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Drilltec Patents & Technologies Company, Inc.	Subordinated Debt (17.0%, Due 8/06)(6)	$1,500	$1,500	$1,500
(Energy Services)	Subordinated Debt (10.0%, Due 8/06)(6)	10,994	10,918	9,792

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest		5,649	83
(Private Equity Fund)

Elexis Beta GmbH(4)	Options		426	50
(Industrial Products)

Event Rentals, Inc.	Senior Loans (9.9%, Due 11/11)	18,341	18,244	18,244
(Consumer Services)

Frozen Specialties, Inc.	Warrants		435	470
(Consumer Products)

Garden Ridge Corporation (Retail)	Subordinated Debt (7.0%, Due 5/12)(6)	22,500	22,500	22,500

Geotrace Technologies, Inc.	Subordinated Debt (10.0%, Due 6/09)	25,618	23,875	23,875
(Energy Services)	Warrants		2,350	2,500

Ginsey Industries, Inc.	Subordinated Debt (12.5%, Due 3/07)	3,680	3,680	3,680
(Consumer Products)

Grant Broadcasting Systems II	Subordinated Debt (5.0%, Due 6/09)	2,756	2,756	2,756
(Broadcasting & Cable)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest		6,914	4,161
(Private Equity Fund)

Havco Wood Products LLC	Unitranche Debt (10.4%, Due 8/11)	33,000	31,794	31,794
(Industrial Products)	Equity Interests		1,048	1,048

Haven Eldercare of New England, LLC(10)	Subordinated Debt (12.0%, Due 8/09)(6)	4,320	4,320	4,320
(Healthcare Services)

Haven Healthcare Management, LLC(10)	Subordinated Debt (18.0% Due 4/07)(6)	1,319	1,319	485
(Healthcare Services)

HealthASPex Services Inc.	Senior Loans (4.0%, Due 7/08)	500	500	500
(Business Services)

The Hillman Companies, Inc.(3)	Subordinated Debt (13.5%, Due 9/11)	44,000	43,815	43,815
(Consumer Products)

Homax Holdings, Inc.	Subordinated Debt (12.0%, Due 8/11)	14,000	13,039	13,039
(Consumer Products)	Preferred Stock (89 shares)		89	92
	Common Stock (28 shares)		6	6
	Warrants		1,106	1,492

Icon International, Inc.	Common Stock (25,707 shares)		76	16
(Business Services)

International Fiber Corporation	Subordinated Debt (14.0%, Due 6/12)	21,546	21,460	21,460
(Industrial Products)	Preferred Stock (25,000 shares)		2,500	1,900

Line-X, Inc.	Senior Loan (8.1%, Due 8/11)	4,134	4,111	4,111
(Consumer Products)	Unitranche Debt (10.0% Due 8/11)	51,475	51,229	51,229
	Standby Letter of Credit ($1,500)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Haven Eldercare of New England, LLC and Haven Healthcare Management, LLC are affiliated companies.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

MedAssets, Inc.	Preferred Stock (227,865 shares)		$2,049	$2,893
(Business Services)	Warrants		136	180

Meineke Car Care Centers, Inc.	Senior Loan (8.0%, Due 6/11)	$28,000	27,865	27,865
(Business Services)	Subordinated Debt (11.9%, Due 6/12 – 6/13)	72,000	71,675	71,675
	Common Stock (10,696,308 shares)(11)		26,985	26,629
	Warrants		—	—

MHF Logistical Solutions, Inc.	Unitranche Debt (10.0%, Due 5/11)	22,281	22,177	22,177
(Business Services)	Preferred Stock (431 shares)		431	455
	Common Stock (1,438 shares)		144	211

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest		6,600	3,339
(Private Equity Fund)

Mogas Energy, LLC	Subordinated Debt (9.5%, Due 3/12 – 4/12)	16,855	15,472	15,472
(Energy Services)	Warrants		1,774	3,550

Network Hardware Resale, Inc.	Unitranche Debt (10.5%, Due 12/11)	38,500	38,743	38,743
(Business Services)	Convertible Subordinated Debt (9.8%, Due 12/15)	12,000	12,076	12,076

N.E.W. Customer Service Companies, Inc.	Subordinated Debt (11.0%, Due 7/12)	40,000	40,016	40,016
(Business Services)

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)		2,764	2,343
Inc.(3)	Warrants		575	1,296
(Education)

Norwesco, Inc. (Industrial Products)	Subordinated Debt (12.6%, Due 1/12 – 7/12)	82,061	81,683	81,683
	Common Stock (559,603 shares)(11)		38,313	38,313
	Warrants		—	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest		1,669	1,809
(Private Equity Fund)

Oahu Waste Services, Inc.	Stock Appreciation Rights		239	1,000
(Business Services)

Opinion Research Corporation(3)	Warrants		996	45
(Business Services)

Oriental Trading Company, Inc.	Common Stock (13,820 shares)		—	5,200
(Consumer Products)

Palm Coast Data, LLC	Senior Loan (7.6%, Due 8/10)	16,100	16,024	16,024
(Business Services)	Subordinated Debt (15.5%, Due 8/12 – 8/15)	29,600	29,461	29,461
	Common Stock (21,743 shares)(11)		21,743	21,743
	Warrants		—	—

Performant Financial Corporation	Common Stock (478,816 shares)		734	2,500
(Business Services)

Pro Mach, Inc.	Subordinated Debt (13.8%, Due 6/12)	19,275	19,193	19,193
(Industrial Products)	Equity Interests		1,500	1,200

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Promo Works, LLC	Senior Loan (8.5%, Due 12/11)	$900	$851	$851
(Business Services)	Unitranche Debt (10.3%, Due 12/11)	31,000	30,728	30,728
	Guaranty ($1,650)

RadioVisa Corporation	Unitranche Debt (15.5%, Due 12/08)	27,093	26,993	26,993
(Broadcasting & Cable)

Red Hawk Industries, LLC	Unitranche Debt (11.0%, Due 4/11)	56,343	56,063	56,063
(Business Services)

S.B. Restaurant Company (Retail)	Subordinated Debt (14.6%, Due 11/08 – 12/09)	29,085	28,615	28,615
	Preferred Stock (54,125 shares)		135	135
	Warrants		619	700

SBBUT, LLC	Equity Interests		—	—
(Consumer Products)

Soff-Cut Holdings, Inc.	Preferred Stock (300 shares)		300	300
(Industrial Products)	Common Stock (2,000 shares)		200	37

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest		3,007	2,969
(Private Equity Fund)

Tradesmen International, Inc.	Subordinated Debt (12.0%, Due 12/09)	15,000	14,323	14,323
(Business Services)	Warrants		710	1,700

TransAmerican Auto Parts, LLC	Subordinated Debt (14.0%, Due 11/12)	10,000	9,951	9,951
(Consumer Products)	Equity Interests		889	889

United Site Services, Inc.	Subordinated Debt (12.4%, Due 8/11)	49,712	49,503	49,503
(Business Services)	Common Stock (160,588 shares)		1,000	1,200

Universal Air Filter Company	Senior Loans (7.9%, Due 11/11)	400	390	390
(Industrial Products)	Unitranche Debt (11.0%, Due 11/11)	19,867	19,768	19,768

Universal Tax Systems, Inc.	Subordinated Debt (14.5%, Due 7/11)	19,068	18,995	18,995
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest		4,977	4,686
(Private Equity Fund)

Venturehouse-Cibernet Investors, LLC	Equity Interest		42	42
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest		598	397
(Private Equity Fund)

VICORP Restaurants, Inc.(3)	Warrants		33	691
(Retail)

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest		1,330	676
(Private Equity Fund)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(11)	Common stock is non-voting. In addition to non-voting stock ownership, the Company has an option to acquire a majority of the voting securities of the portfolio company at fair market value.

The accompanying notes are an integral part of these consolidated financial statements.

		December 31, 2005
Private Finance
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Principal	Cost	Value

Wear Me Apparel Corporation	Subordinated Debt (15.0%, Due 12/10)	$40,000	$38,992	$38,992
(Consumer Products)	Warrants		1,219	2,000

Wilshire Restaurant Group, Inc. (Retail)	Subordinated Debt (20.0%, Due 6/07)(6)	22,471	21,930	21,930
	Warrants		735	538

Wilton Industries, Inc.	Subordinated Debt (19.3%, Due 6/08)	4,800	4,800	4,800
(Consumer Products)

Woodstream Corporation (Consumer Products)	Subordinated Debt (13.2%, Due 11/12 – 5/13)	52,397	52,251	52,251
	Common Stock (180 shares)		673	3,336
	Warrants		—	2,365

Other companies	Other debt investments	382	382	382
	Other debt investments(6)	470	470	348
	Other equity investments		8	—
	Guaranty ($135)

Total companies less than 5% owned			$1,448,268	$1,432,833

Total private finance (118 portfolio companies)			$3,106,423	$3,479,290

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.

(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.
(6)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.

The accompanying notes are an integral part of these consolidated financial statements.

Commercial Real Estate Finance
(in thousands, except number of loans)

			December 31, 2005
	Interest	Number of
	Rate Ranges	Loans	Cost	Value

Commercial Mortgage Loans
	Up to 6.99%	5	$23,121	$21,844
	7.00%–8.99%	24	48,156	48,156
	9.00%–10.99%	5	25,999	25,967
	11.00%–12.99%	1	338	338
	13.00%–14.99%	1	2,294	2,294
	15.00% and above	2	3,970	3,970

Total commercial mortgage loans(12)		38	$103,878	$102,569

Real Estate Owned			$14,240	$13,932

Equity Interests(2) — Companies more than 25% owned (Guarantees — $7,054)			$13,577	$10,564

Total commercial real estate finance			$131,695	$127,065

Total portfolio			$3,238,118	$3,606,355

	Yield	Cost	Value

Liquidity Portfolio
U.S. Treasury bills (Due June 2006)	4.25%	$100,000	$100,305
SEI Daily Income Tr Prime Obligation Fund(13)	4.11%	100,000	100,000

Total liquidity portfolio		$200,000	$200,305

Other Investments in Money Market Securities(13)
PNC Bank Corporate Money Market Deposit Account	4.15%	$21,967	$21,967

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.
(12) Commercial mortgage loans totaling $20.8 million at value were on non-accrual status and therefore were considered non-income producing.
(13) Included in investments in money market securities on the accompanying Consolidated Balance Sheet.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary, Allied Investments L.P. (“Allied Investments”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries that are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that generally provides diligence and structuring services, as well as structuring, transaction, management, consulting and other services to the Company and its portfolio companies.

      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company has primarily invested in companies in a variety of industries.

Note 2. Summary of Significant Accounting Policies

  Basis of Presentation

      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2004 and 2003 balances to conform with the 2005 financial statement presentation.

      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

      In the ordinary course of business, the Company enters into transactions with portfolio companies that may be considered related party transactions.

Valuation Of Portfolio Investments

      The Company, as a BDC, has invested in illiquid securities including debt and equity securities of companies, non-investment grade commercial mortgage-backed securities (“CMBS”), and the bonds and preferred shares of collateralized debt obligations (“CDO”). The Company’s investments may be subject to certain restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and/or the Company’s equity security has appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. In general, interest is not accrued on loans and debt securities if the Company has doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s capital requirements. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities

      The Company’s equity securities in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, liquidation events, or other events. The determined equity values are generally discounted to account for restrictions on resale or minority ownership positions.

      The value of the Company’s equity securities in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are expected to be collected and to the extent that the Company has the option to receive the dividend in cash. Dividend income on common equity securities is recorded on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (“CMBS”), Collateralized Debt Obligations (“CDO”) and Collateralized Loan Obligations (“CLO”)

      On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and real estate related CDO bonds and preferred shares. See Note 3.

      CMBS bonds and CDO and CLO bonds and preferred shares/income notes (“CMBS/CDO/CLO Assets”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar bonds and preferred shares/income notes, when available. The Company recognizes unrealized appreciation or depreciation on its CMBS/CDO/CLO Assets as comparable yields in the market change and/or

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. The Company determines the fair value of its CMBS/CDO/CLO Assets on an individual security-by-security basis.

      The Company recognizes income from the amortization of original issue discount using the effective interest method using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS/CDO/CLO Assets from the date the estimated yield was changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Fee Income

      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management and consulting services, and other services. Guaranty fees are generally recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management, consulting and other services fees are generally recognized as income as the services are rendered.

Guarantees

      Guarantees meeting the characteristics described in FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) and issued or modified after December 31, 2002, are recognized at fair value at inception. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5.

Financing Costs

      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument using a method that approximates the effective interest method. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans

      The Company has a stock-based employee compensation plan. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation for the years ended December 31, 2005, 2004, and 2003.

	2005	2004	2003
(in thousands, except per share amounts)
Net increase in net assets resulting from operations as reported	$872,814	$249,486	$192,011
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(12,717)	(16,908)	(12,294)

Pro forma net increase in net assets resulting from operations	860,097	232,578	179,717
Less preferred stock dividends	(10)	(62)	(210)

Pro forma net income available to common shareholders	$860,087	$232,516	$179,507

Basic earnings per common share:
As reported	$6.48	$1.92	$1.64
Pro forma	$6.39	$1.79	$1.54
Diluted earnings per common share:
As reported	$6.36	$1.88	$1.62
Pro forma	$6.27	$1.76	$1.52

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted during the years ended December 31, 2005, 2004, and 2003:

	2005	2004	2003

Risk-free interest rate	4.1%	2.9%	2.8%
Expected life	5.0	5.0	5.0
Expected volatility	35.1%	37.0%	38.4%
Dividend yield	9.0%	8.8%	8.9%
Weighted average fair value per option	$3.94	$4.17	$3.47

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Federal and State Income Taxes and Excise Tax

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to distribute or retain through a deemed distribution all of their annual taxable income to shareholders; therefore, the Company has made no provision for regular corporate income taxes for these entities. Income taxes for AC Corp are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

      If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Per Share Information

      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include portfolio investments at value of $3.6 billion and $3.0 billion at December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, 90% and 92%, respectively, of the Company’s total assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 2. Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements

      In December 2004, the FASB issued Statement No. 123 (Revised 2004), Share-Based Payment (the “Statement”), which requires companies to recognize the grant-date fair value of stock options and other equity-based compensation issued to employees in the income statement. The Statement expresses no preference for a type of valuation model and was originally effective for most public companies’ interim or annual periods beginning after June 15, 2005. In April 2005, the Securities and Exchange Commission issued a rule deferring the effective date to January 1, 2006. The scope of the Statement includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. The Statement replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees.

      The Company will adopt the Statement effective January 1, 2006, and it will apply to the options granted by the Company. These options are typically granted with ratable vesting provisions, and the Company intends to amortize the compensation cost over the service period. The Company will use the “modified prospective method” upon adoption. Under the modified prospective method, previously awarded but unvested options are accounted for in accordance with FASB Statement No. 123 except that amounts must be recognized in the statement of operations beginning January 1, 2006, instead of only being disclosed. Awards granted on or after January 1, 2006, will be recognized in the statement of operations. Upon adoption, the Company estimates that the stock based compensation expense related to options granted prior to January 1, 2006, will be approximately $13 million, $10 million, and $3 million for the years ended December 31, 2006, 2007, and 2008, respectively, for stock-based compensation that has not historically been recorded in the Company’s statement of operations. This does not include any expense related to stock options granted on or after January 1, 2006, as the fair value of those stock options will be determined at the time of grant.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio

Private Finance

      At December 31, 2005 and 2004, the private finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
Loans and debt securities:
Senior loans	$284,680	$239,838	9.5%	$260,342	$234,628	8.5%
Unitranche debt(2)	294,201	294,201	11.4%	43,900	43,900	14.8%
Subordinated debt	1,610,228	1,560,851	13.8%	1,375,613	1,324,341	14.9%

Total loans and debt securities(3)	2,189,109	2,094,890	13.0%	1,679,855	1,602,869	13.9%
Equity securities	917,314	1,384,400		705,065	699,217

Total	$3,106,423	$3,479,290		$2,384,920	$2,302,086

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities less the annual amortization of loan origination costs, divided by (b) total loans and debt securities at value. At December 31, 2005 and 2004, the cost and value of loans and debt securities include the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

(2)	Unitranche debt is a single debt investment that is a blend of senior and subordinated debt.

(3)	The total principal balance outstanding on loans and debt securities was $2,216.3 million and $1,709.6 million at December 31, 2005 and 2004, respectively. The difference between principal and cost is represented by unamortized loan origination fees and costs, original issue discounts, and market discounts totaling $27.2 million and $29.8 million at December 31, 2005 and 2004, respectively.

     The Company’s private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. The Company’s private finance investments are generally issued by private companies and are generally illiquid and may be subject to certain restrictions on resale.

      Private finance debt investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to the Company’s rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity.

      Senior loans generally carry a floating rate of interest, usually set as a spread over LIBOR, and generally require payments of both principal and interest throughout the life of the loan. Interest is generally paid to the Company monthly or quarterly. Senior loans generally have maturities of three to five years. Loans other than senior loans generally carry a fixed rate of interest with maturities of five to ten years. These loans generally have interest-only payments in the early years and payments of both principal and interest in the later years, although maturities and principal amortization

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

schedules may vary. Interest is generally paid to the Company quarterly. At December 31, 2005 and 2004, 87% and 94%, respectively, of the private finance loans and debt securities carried a fixed rate of interest and 13% and 6%, respectively, carried a floating rate of interest.

      Equity securities consist primarily of securities issued by private companies and may be subject to restrictions on their resale and are generally illiquid. The Company may incur costs associated with making buyout investments, such as legal, accounting and other professional fees associated with diligence, referral and investment banking fees, and other costs, which will be added to the cost basis of the Company’s equity investment. Equity securities generally do not produce a current return, but are held with the potential for investment appreciation and ultimate gain on sale.

      The Company’s largest investments at value at December 31, 2005 and 2004, were in Advantage Sales & Marketing, Inc. (“Advantage”) and Business Loan Express, LLC (“BLX”).

      Advantage Sales and Marketing, Inc. In June 2004, the Company completed the purchase of a majority voting ownership in Advantage, which is subject to dilution by a management option pool. The Company’s investment totaled $257.7 million at cost and $660.4 million at value at December 31, 2005, and $258.7 million at cost and $283.0 million at value at December 31, 2004. Advantage is a sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the United States and is headquartered in Irvine, CA.

      Total interest and related portfolio income earned from the Company’s investment in Advantage for the years ended December 31, 2005 and 2004, was as follows:

	2005	2004
($ in millions)
Interest income	$30.9	$15.5
Fees and other income	6.5	5.8

Total interest and related portfolio income	$37.4	$21.3

      Interest income from Advantage for the year ended December 31, 2004, included interest income of $2.2 million that was paid in kind. The interest paid in kind was paid to the Company through the issuance of additional debt in 2004, which was subsequently paid in cash in 2005. Interest income from Advantage for the year ended December 31, 2005, did not include any income that was paid in kind.

      Net change in unrealized appreciation or depreciation for the years ended December 31, 2005 and 2004, included $378.4 million and $24.3 million, respectively, of unrealized appreciation related to the Company’s investment in Advantage, and no change for the year ended December 31, 2003.

      In March 2006, the Company signed a definitive agreement to sell a majority equity interest in Advantage. The Company will retain an equity investment in the business as a minority shareholder. Based on the definitive agreement, Advantage will sell for an enterprise value of approximately $1.05 billion, subject to pre- and post-closing adjustments. The sale transaction is expected to close by March 31, 2006, subject to certain closing conditions.

      Business Loan Express, LLC. The Company’s investment in BLX totaled $299.4 million at cost and $357.1 million at value at December 31, 2005, and $280.4 million at cost and $335.2 million at value at December 31, 2004. BLX is a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. At December 31, 2005 and 2004, the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders. BLX is headquartered in New York, NY.

      Total interest and related portfolio income earned from the Company’s investment in BLX for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
($ in millions)
Interest income on subordinated debt and Class A equity interests	$14.3	$23.2	$21.9
Dividend income on Class B equity interests	14.0	14.8	7.8
Loan prepayment premiums	—	—	0.1
Fees and other income	9.2	12.0	16.9

Total interest and related portfolio income	$37.5	$50.0	$46.7

      Interest and dividend income from BLX for the years ended December 31, 2005, 2004, and 2003, included interest and dividend income of $8.9 million, $25.4 million, and $17.5 million, respectively, which was paid in kind. The interest and dividends paid in kind were paid to the Company through the issuance of additional debt or equity interests.

      Net change in unrealized appreciation or depreciation included a net increase in unrealized appreciation on the Company’s investment in BLX of $2.9 million and $51.7 million for the years ended December 31, 2005 and 2003, respectively, and a net decrease in unrealized appreciation of $32.3 million for the year ended December 31, 2004.

      At December 31, 2004, the Company’s subordinated debt investment in BLX was $44.6 million at cost and value. Effective January 1, 2005, this debt plus accrued interest of $0.2 million was exchanged for Class B equity interests, which are included in private finance equity interests. Since the subordinated debt is no longer outstanding, the amount of taxable income available to flow through to BLX’s equity holders will increase by the amount of interest that would have otherwise been paid on this debt.

      At December 31, 2005, the Company had a commitment to BLX of $30.0 million in the form of a subordinated revolving credit facility to provide working capital to BLX which matures on April 30, 2006. There was $10.0 million outstanding under this facility at December 31, 2005.

      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.

      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a RIC, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.

      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up to $40 million. At December 31, 2005 and 2004, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.

      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount equal to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) on BLX’s three-year $275.0 million revolving credit facility, which includes a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. The facility matures in January 2007. The amount guaranteed by the Company at December 31, 2005 and 2004, was $135.4 million and $94.6 million, respectively. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at December 31, 2005 and 2004. At December 31, 2005 and 2004, the Company had also provided four standby letters of credit totaling $34.1 million and $35.6 million, respectively, in connection with four term securitization transactions completed by BLX. In consideration for providing the guaranty and the standby letters of credit, BLX paid the Company fees of $6.3 million, $6.0 million, and $4.1 million for the years ended December 31, 2005, 2004, and 2003, respectively.

      The Hillman Companies, Inc. On March 31, 2004, the Company sold its control investment in Hillman, which was one of the Company’s largest investments, for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction. For the year ended December 31, 2004, the Company realized a gain of $150.3 million on the transaction including a gain of $1.3 million realized after closing, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount.

      Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”) At December 31, 2005, the Company owned bonds and preferred shares/income notes in two collateralized loan obligations (CLOs) totaling $89.3 million at value and bonds in one collateralized debt obligation (CDO) totaling $28.5 million at value. At December 31, 2004, the Company owned

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

the preferred shares in one CLO totaling $23.9 million at value. These CLOs and CDO are managed by Callidus Capital Corporation.

      The bonds, preferred shares and income notes of the CLOs and CDO in which the Company has invested are junior in priority for payment of interest and principal to the more senior notes issued by the CLOs and CDO. Cash flow from the underlying collateral assets in the CLOs and CDO is generally allocated first to the senior bonds in order of priority, then any remaining cash flow is generally distributed to the preferred shareholders and income note holders. To the extent there are defaults and unrecoverable losses on the underlying collateral assets that result in reduced cash flows, the preferred shares/income notes will bear this loss first and then the subordinated bonds would bear any loss after the preferred shares/income notes.

      At December 31, 2005, the face value of the CLO and CDO bonds held by the Company were subordinate to approximately 82% to 85% of the face value of the securities issued in these CLOs and CDO. At December 31, 2005 and 2004, the face value of the CLO and CDO preferred shares/income notes held by the Company were subordinate to approximately 86% and 91%, respectively, of the face value of the securities issued in these various CLOs and CDO.

      At December 31, 2005 and 2004, the Company owned CLO and CDO investments issued in three and one issuances, respectively, which had underlying collateral assets, consisting primarily of senior debt, that were issued by 336 issuers and 151 issuers, respectively, and had balances as follows:

	2005	2004
($ in millions)
Bonds	$230.7	$—
Syndicated Loans	704.0	377.0
Cash(1)	238.4	12.7

Total underlying collateral assets	$1,173.1	$389.7

(1)	Includes undrawn liability amounts.

     At December 31, 2005 and 2004, there were no delinquencies in the underlying collateral assets of the CLO and CDO issuances owned by the Company.

      The initial yields on the CLO and CDO bonds, preferred shares and income notes are based on the estimated future cash flows from the underlying collateral assets expected to be paid to these CLO and CDO classes. As each CLO and CDO bond, preferred share or income note ages, the estimated future cash flows will be updated based on the estimated performance of the underlying collateral assets, and the respective yield will be adjusted as necessary. As future cash flows are subject to uncertainties and contingencies that are difficult to predict and are subject to future events that may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      Loans and Debt Securities on Non-Accrual Status. At December 31, 2005 and 2004, private finance loans and debt securities at value not accruing interest were as follows:

	2005	2004
($ in thousands)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$15,622	$34,374
Companies less than 5% owned	11,417	16,550
Loans and debt securities not in workout status
Companies more than 25% owned	58,047	29,368
Companies 5% to 25% owned	534	678
Companies less than 5% owned	49,458	15,864

Total	$135,078	$96,834

      Industry and Geographic Compositions. The industry and geographic compositions of the private finance portfolio at value at December 31, 2005 and 2004, were as follows:

	2005	2004

Industry
Business services	45%	32%
Financial services	15	21
Consumer products	14	20
Industrial products	10	8
Retail	3	2
Healthcare services	2	8
Energy services	2	2
Broadcasting and cable	1	2
Other(1)	8	5

Total	100%	100%

Geographic Region(2)
West	34%	27%
Mid-Atlantic	29	40
Midwest	21	15
Southeast	12	14
Northeast	4	4

Total	100%	100%

(1)	Includes investments in senior debt CDO and CLO funds. These funds invest in senior debt representing a variety of industries.

(2)	The geographic region for the private finance portfolio depicts the location of the headquarters for the Company’s portfolio companies. The portfolio companies may have a number of other locations in other geographic regions.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

Commercial Real Estate Finance

      At December 31, 2005 and 2004, the commercial real estate finance portfolio consisted of the following:

	2005			2004

	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)
CMBS bonds	$—	$—		$383,310	$373,805	14.6%
CDO bonds and preferred shares	—	—		212,590	212,573	16.8%
Commercial mortgage loans	103,878	102,569	7.6%	99,373	95,056	6.8%
Real estate owned	14,240	13,932		16,170	16,871
Equity interests	13,577	10,564		11,169	13,020

Total	$131,695	$127,065		$722,612	$711,325

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments less the annual amortization of origination costs, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

     CMBS Bonds and Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). On May 3, 2005, the Company completed the sale of its portfolio of CMBS bonds and CDO bonds and preferred shares to affiliates of Caisse de dépôt et placement du Québec (the Caisse) for cash proceeds of $976.0 million and realized a net gain of $227.7 million, after transaction and other costs of $7.8 million. Transaction costs included investment banking fees, legal and other professional fees, and other transaction costs. Upon the closing of the sale, the Company settled all the hedge positions relating to these assets, which resulted in a net realized loss of $0.7 million, which has been included in the net realized gain on the sale. The value of these assets prior to their sale was determined on an individual security-by-security basis. The net gain realized upon the sale of $227.7 million reflects the total value received for the portfolio as a whole.

      Simultaneous with the sale of the Company’s CMBS and CDO portfolio, the Company entered into certain agreements with affiliates of the Caisse, including a platform assets purchase agreement, pursuant to which the Company agreed to sell certain additional commercial real estate-related assets to the Caisse, subject to certain adjustments and closing conditions, and a transition services agreement, pursuant to which the Company agreed to provide certain transition services for a limited transition period.

      The platform assets purchase agreement was completed on July 13, 2005, and the Company received total cash proceeds from the sale of the platform assets of approximately $5.3 million. No gain or loss resulted from the transaction. Under this agreement, the Company agreed not to invest in CMBS and real estate-related CDOs and refrain from certain other real estate-related investing or servicing activities for a period of three years, subject to certain limitations and excluding the Company’s existing portfolio and related activities.

      Services provided under the transition services agreement were completed on July 13, 2005. For the year ended December 31, 2005, the Company received a total of $1.4 million under the transition services agreement as reimbursement for employee and administrative expenses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      CMBS. At December 31, 2004, CMBS bonds consisted of the following:

2004
($ in thousands)
Face	$1,043,688
Original issue discount	(660,378)

Cost	$383,310

Value	$373,805

      The underlying rating classes of the CMBS bonds at cost and value at December 31, 2004, were as follows:

	2004

			Percentage
			of Total
	Cost	Value	Value
($ in thousands)
AA	$4,669	$4,658	1.2%
A	4,549	4,539	1.2
BBB-	9,029	9,016	2.4
BB+	7,195	7,695	2.1
BB	5,940	5,952	1.6
BB-	7,490	7,676	2.1
B+	13,123	15,318	4.1
B	61,767	62,582	16.7
B-	89,341	88,099	23.6
CCC+	22,506	18,585	5.0
CCC	24,078	20,306	5.4
CCC-	—	—	—
CC	998	610	0.2
Unrated	132,625	128,769	34.4

Total	$383,310	$373,805	100.0%

      The CMBS bonds in which the Company invested were junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages was generally allocated first to the senior tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow was allocated, generally, among the other tranches in order of their relative seniority. To the extent there were defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the most subordinate tranche bore this loss first. At December 31, 2004, the face value of the CMBS bonds rated BBB- and below held by the Company were subordinate to 84% to 99% of the face value of the bonds issued in these various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invested were junior in priority for payment of interest and principal, the Company invested in these CMBS bonds at a discount from the face amount of the bonds.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      At December 31, 2004, the Company held CMBS bonds in 45 separate CMBS issuances. The underlying collateral pool, consisting of commercial mortgage loans and real estate owned (“REO”) properties, for these CMBS issuances consisted of the following at December 31, 2004:

2004
($ in millions)
Approximate number of loans and REO properties(1)	6,200
Total outstanding principal balance	$42,759
Loans over 30 days delinquent or classified as REO properties(2)	1.6%(3)

(1)	Includes approximately 39 REO properties obtained through the foreclosure of commercial mortgage loans at December 31, 2004.

(2)	As a percentage of total outstanding principal balance.

(3)	At December 31, 2004, the Company’s investments included bonds in the first loss, unrated bond class in 43 separate CMBS issuances. For these issuances, loans over 30 days delinquent or classified as REO properties were 1.7% of the total outstanding principal balance at December 31, 2004.

     The Company’s yield on its CMBS bonds was based upon a number of assumptions that were subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS bonds that are a result of the general condition of the real estate market, including vacancies, changes in market rental rates and tenant credit quality. The initial yield on each CMBS bond was generally computed assuming an approximate 1% loss rate on its underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six, and nine. As each CMBS bond aged, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool was updated, and the respective yield was adjusted as appropriate. Changes in estimated yield were recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds from the date the estimated yield was changed.

      At December 31, 2004, the unamortized discount related to the CMBS bond portfolio was $660.4 million and the Company had set aside $346.5 million of this unamortized discount to absorb potential future losses. The yield on the CMBS bonds of 14.6% at December 31, 2004, assumed that this amount that has been set aside would not be amortized.

      At December 31, 2004, the Company had reduced the face amount and the original issue discount on the CMBS bonds for specifically identified losses of $110.3 million which had the effect of also reducing the amount of unamortized discount set aside to absorb potential future losses since those losses have now been recognized. The reduction of the face amount and the original issue discount on the CMBS bonds to reflect specifically identified losses did not result in a change in the cost basis of the CMBS bonds.

      The Company completed a securitization of $53.7 million of commercial mortgage loans during 2004. In connection with this securitization, the Company received proceeds, net of costs, of $54.0 million, which included cash, A and AA rated bonds, and LLC interests. The bonds and LLC interests are included in the CMBS portfolio at December 31, 2004. The realized gain from this securitization was $0.3 million.

      CDOs. At December 31, 2004, the Company owned BB+ rated bonds in one CDO totaling $5.9 million at value and preferred shares in nine CDOs totaling $206.7 million at value.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      The bonds and preferred shares of the CDOs in which the Company invested were junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. Cash flow from the underlying collateral generally was allocated first to the senior bond tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow was generally distributed to the preferred shareholders. To the extent there were defaults and unrecoverable losses on the underlying collateral that result in reduced cash flows, the preferred shares bore this loss first and then the bonds bore any loss after the preferred shares. At December 31, 2004, the Company’s bonds and preferred shares in the CDOs were subordinate to 70% to 98% of the more senior tranches of debt issued in the various CDO transactions. In addition, included in the CMBS collateral for the CDOs at December 31, 2004, were certain CMBS bonds that were senior in priority of repayment to certain lower rated CMBS bonds held directly by the Company.

      At December 31, 2004, the underlying collateral for the Company’s investment in the outstanding CDO issuances had balances as follows:

($ in millions)	2004

Investment grade REIT debt(1)	$1,532.5
Investment grade CMBS bonds(2)	918.8
Non-investment grade CMBS bonds(3)	1,636.4
Other collateral	355.8

Total collateral	$4,443.5

(1)	Issued by 44 REITs for the period presented.
(2)	Issued in 121 transactions for the period presented.
(3)	Issued in 109 transactions for the period presented.

     The initial yields on the CDO bonds and preferred shares were based on the estimated future cash flows from the assets in the underlying collateral pool to be paid to these CDO classes. As each CDO bond and preferred share aged, the estimated future cash flows were updated based on the estimated performance of the collateral, and the respective yield was adjusted as necessary.

      As of December 31, 2004 and 2003, the Company acted as the disposition consultant with respect to six and five, respectively, of the CDOs, which allowed the Company to approve disposition plans for individual collateral securities. For these services, the Company collected annual fees based on the outstanding collateral pool balance, and for the years ended December 31, 2004 and 2003, these fees totaled $1.7 million and $1.2 million, respectively.

      Commercial Mortgage Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At December 31, 2005, approximately 97% and 3% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2004, approximately 94% and 6% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2005 and 2004, loans with a value of $20.8 million and $18.0 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 3. Portfolio, continued

      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to certain restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at December 31, 2005 and 2004, were as follows:

	2005	2004

Property Type
Hospitality	37%	49%
Housing	30	5
Retail	16	21
Office	11	17
Other	6	8

Total	100%	100%

Geographic Region
Mid-Atlantic	31%	20%
Southeast	25	26
Midwest	21	30
West	18	16
Northeast	5	8

Total	100%	100%

Note 4. Debt

      At December 31, 2005 and 2004, the Company had the following debt:

	2005				2004

			Annual				Annual
	Facility	Amount	Interest		Facility	Amount	Interest
	Amount	Drawn	Cost(1)		Amount	Drawn	Cost(1)
($ in thousands)
Notes payable and debentures:
Unsecured notes payable	$1,164,540	$1,164,540	6.2%		$981,368	$981,368	6.5%
SBA debentures	28,500	28,500	7.5%		84,800	77,500	8.2%
OPIC loan	—	—	—		5,700	5,700	6.6%

Total notes payable and debentures	1,193,040	1,193,040	6.3%		1,071,868	1,064,568	6.6%
Revolving line of credit	772,500	91,750	5.6	%(2)	552,500	112,000	4.7	%(2)

Total debt	$1,965,540	$1,284,790	6.5	%(3)	$1,624,368	$1,176,568	6.6	%(3)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual interest cost reflects the interest rate payable for borrowings under the revolving line of credit. In addition to the current interest rate payable, there were annual costs of commitment fees and other facility fees of $3.3 million and $1.8 million at December 31, 2005 and 2004, respectively.

(3)	The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees regardless of the amount outstanding on the facility as of the balance sheet date.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

  Notes Payable and Debentures

      Unsecured Notes Payable. The Company has issued unsecured long-term notes to institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At December 31, 2005, the notes had remaining maturities of four months to seven years. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement. During the second quarter of 2005, the Company repaid $40.0 million of the unsecured notes payable.

      On October 13, 2005, the Company issued $261.0 million of five-year and $89.0 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 6.2% and 6.3%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. The Company used a portion of the proceeds from the new long-term note issuance to repay $125.0 million of existing unsecured long-term notes that matured on October 15, 2005, and had an annual weighted average interest cost of 8.3%.

      On November 15, 2004, the Company issued $252.5 million of five-year and $72.5 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and seven-year notes have fixed interest rates of 5.5% and 6.0%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. In addition, on November 15, 2004, $102.0 million of the Company’s existing unsecured long-term notes matured and the Company used the proceeds from the new long-term note issuance to repay this debt. During 2004, the Company also repaid $112.0 million of the unsecured notes payable that matured on May 1, 2004.

      On March 25, 2004, the Company issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s existing unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.

      SBA Debentures. At December 31, 2005, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 6.4%. At December 31, 2005, the debentures had remaining maturities of five to six years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. During the years ended December 31, 2005 and 2004, the Company repaid $49.0 million and $17.0 million, respectively, of the SBA debentures.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at December 31, 2005, were as follows:

Year	Amount Maturing

($ in thousands)
2006	$175,000
2007	—
2008	153,000
2009	267,040
2010	408,000
Thereafter	190,000

Total	$1,193,040

Revolving Line of Credit

      At December 31, 2005, the Company had an unsecured revolving line of credit with a committed amount of $772.5 million. The revolving line of credit, which closed on September 30, 2005, replaced the Company’s previous revolving line of credit and expires on September 30, 2008. The revolving line of credit may be expanded through new or additional commitments up to $922.5 million at the Company’s option. The revolving line of credit generally bears interest at a rate equal to (i) LIBOR (for the period the Company selects) plus 1.30% or (ii) the higher of the Federal Funds rate plus 0.50% or the Bank of America N.A. prime rate. The revolving line of credit requires the payment of an annual commitment fee equal to 0.20% of the committed amount. The revolving line of credit generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans and monthly payments of interest on other loans. All principal is due upon maturity.

      At December 31, 2004, the Company had an unsecured revolving line of credit with a committed amount of $552.5 million. During the second quarter of 2005, the Company extended the maturity of the line of credit to April 2006 under substantially similar terms, which required the payment of an extension fee of 0.3% on existing commitments of $587.5 million. The interest rate on outstanding borrowings increased by 0.50% during the extension period. During the extension period, the facility generally bore interest at a rate, at the Company’s option, equal to (i) the one-month LIBOR plus 2.00%, (ii) the Bank of America, N.A. cost of funds plus 2.00% or (iii) the higher of the Bank of America, N.A. prime rate plus 0.50% or the Federal Funds rate plus 1.00%. During the extension period, the facility required an annual commitment fee equal to 0.25% of the committed amount.

      The annual cost of commitment fees and other facility fees was $3.3 million and $1.8 million at December 31, 2005 and 2004, respectively.

      The average debt outstanding on the revolving line of credit was $33.3 million and $75.2 million, respectively, for the years ended December 31, 2005 and 2004. The maximum amount borrowed under this facility and the weighted average stated interest rate for the years ended December 31, 2005 and 2004, were $263.3 million and 4.4%, respectively, and $353.0 million and 3.1%, respectively. At December 31, 2005, the amount available under the revolving line of credit was $643.6 million,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 4. Debt, continued

net of amounts committed for standby letters of credit of $37.1 million issued under the credit facility.

Fair Value of Debt

      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.3 billion and $1.2 billion at December 31, 2005 and 2004, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance

      The Company has various financial and operating covenants required by the notes payable and debentures and the revolving line of credit. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of December 31, 2005 and 2004, the Company was in compliance with these covenants.

Note 5. Guarantees

      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of December 31, 2005 and 2004, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $148.6 million and $100.2 million, respectively, and had extended standby letters of credit aggregating $37.1 million and $44.1 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of potential future payments was $185.7 million and $144.3 million at December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, $2.5 million and $0.8 million, respectively, had been recorded as a liability for the Company’s guarantees and no amounts had been recorded as a liability for the Company’s standby letters of credit.

      As of December 31, 2005, the guarantees and standby letters of credit expired as follows:

	Total	2006	2007	2008	2009	2010	After 2010
(in millions)
Guarantees	$148.6	$1.3	$136.2	$3.1	$2.5	$—	$5.5
Standby letters of credit(1)	37.1	0.1	—	37.0	—	—	—

Total	$185.7	$1.4	$136.2	$40.1	$2.5	$—	$5.5

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in September 2008. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in September 2008.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 5. Guarantees, continued

     In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.

      At December 31, 2005, the Company had outstanding commitments to fund investments totaling $302.8 million, including $221.6 million related to private finance investments and $81.2 related to commercial real estate finance investments. In addition, during the fourth quarter of 2004 and the first quarter of 2005, the Company sold certain commercial mortgage loans that the Company may be required to repurchase under certain circumstances. These recourse provisions expire by April 2007. The aggregate outstanding principal balance of these sold loans was $11.4 million at December 31, 2005.

Note 6. Shareholders’ Equity

      Sales of common stock for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005(1)	2004	2003
(in thousands)
Number of common shares	—	3,000	18,700

Gross proceeds	$—	$75,000	$442,680
Less costs, including underwriting fees	—	(4,749)	(20,675)

Net proceeds	$—	$70,251	$422,005

(1)	The Company did not sell any common stock during the year ended December 31, 2005.

     The Company issued 0.3 million shares of common stock with a value of $7.2 million as consideration for an additional investment in Mercury Air Centers, Inc. during the year ended December 31, 2005, 0.1 million shares of common stock with a value of $3.2 million as consideration for an investment in Legacy Partners Group, LLC during the year ended December 31, 2004, and 32 thousand shares of common stock with a value of $0.9 million as consideration for an investment in Callidus Capital Corporation for the year ended December 31, 2003.

      The Company issued 3.0 million shares, 1.6 million shares, and 0.4 million shares of common stock upon the exercise of stock options during the years ended December 31, 2005, 2004, and 2003, respectively.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the years ended December 31, 2005, 2004, and 2003, the Company issued new shares in order to satisfy dividend reinvestment requests.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 6. Shareholders’ Equity, continued

      Dividend reinvestment plan activity for the years ended December 31, 2005, 2004, and 2003, was as follows:

	2005	2004	2003
(in thousands, except per share amounts)
Shares issued	331	222	279
Average price per share	$28.00	$26.34	$23.60

Note 7. Earnings Per Common Share

      Earnings per common share for the years ended December 31, 2005, 2004, and 2003, were as follows:

	2005	2004	2003
(in thousands, except per share amounts)
Net increase in net assets resulting from operations	$872,814	$249,486	$192,011
Less preferred stock dividends	(10)	(62)	(210)

Income available to common shareholders	$872,804	$249,424	$191,801

Weighted average common shares outstanding — basic	134,700	129,828	116,747
Dilutive options outstanding to officers	2,574	2,630	1,604

Weighted average common shares outstanding — diluted	137,274	132,458	118,351

Basic earnings per common share	$6.48	$1.92	$1.64

Diluted earnings per common share	$6.36	$1.88	$1.62

Note 8. Employee Compensation Plans

      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $14 thousand annually for the 2005 plan year. Plan participants who were age 50 or older during the 2005 plan year were eligible to defer an additional $4 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2005, the maximum compensation was $0.2 million. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account. Total 401(k) contribution expense for the years ended December 31, 2005, 2004, and 2003, was $1.0 million, $0.9 million, and $0.7 million, respectively.

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes contributions to the deferred compensation plan on compensation deemed ineligible for a 401(k) contribution. Contribution

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8. Employee Compensation Plans, continued

expense for the deferred compensation plan for the years ended December 31, 2005, 2004, and 2003, was $0.7 million, $0.7 million, and $0.4 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by trustees. The accounts of the deferred compensation trust are consolidated with the Company’s accounts. The assets of the trust are classified as other assets and the liability to the plan participants is included in other liabilities in the accompanying financial statements. The deferred compensation plan accounts at December 31, 2005 and 2004, totaled $16.6 million and $16.1 million, respectively.

      The Company has an Individual Performance Award (“IPA”) plan, which was established as a long-term incentive compensation program for certain officers in the first quarter of 2004. In conjunction with the program, the Board of Directors has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust by a third-party trustee. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”).

      The IPA is generally determined annually at the beginning of each year but may be adjusted throughout the year. The IPA is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors designed the DCP II to require the trustee to use the cash to purchase shares of the Company’s common stock in the open market. During the years ended December 31, 2005 and 2004, 0.3 million shares and 0.5 million shares, respectively, were purchased in the DCP II.

      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and generally non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed in accordance with the plan, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under that participant’s employment agreement. Sixty days following a distributable event, the Company and each participant

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8. Employee Compensation Plans, continued

may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.

      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.

      The IPA amounts are contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock held in the deferred compensation trust are not recognized. However, the liability is marked to market with a corresponding charge or credit to employee compensation expense. At December 31, 2005 and 2004, common stock held in DCP II was $19.5 million and $13.5 million, respectively, and the IPA liability was $22.3 million and $13.1 million, respectively.

      The IPA expenses for the years ended December 31, 2005 and 2004, were as follows:

	2005	2004
($ in millions)
IPA contributions	$7.0	$13.4
IPA mark to market expense (benefit)	2.0	(0.4)

Total IPA expense	$9.0	$13.0

      The Company also has an individual performance bonus (“IPB”) plan which was established in 2005. The IPB for 2005 was distributed in cash to award recipients in equal bi-weekly installments as long as the recipient remained employed by the Company. If a recipient terminated employment during the year, any remaining cash payments under the IPB were forfeited. For the year ended December 31, 2005, the IPB expense was $6.9 million. The IPA and IPB expenses are included in employee expenses.

Note 9. Stock Option Plan

The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted to officers generally vest ratably over a three- to five-year period. Options granted to non-officer directors vest on the grant date.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. Stock Option Plan, continued

and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

      At December 31, 2005, there were 32.2 million shares authorized under the Option Plan and the number of shares available to be granted under the Option Plan was 3.0 million. At December 31, 2004, there were 32.2 million shares authorized under the Option Plan and the number of shares available to be granted under the Option Plan was 7.9 million.

      Information with respect to options granted, exercised and forfeited under the Option Plan for the years ended December 31, 2005, 2004, and 2003, was as follows:

		Weighted
		Average
		Exercise Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 2003	14,689	$20.57

Granted	1,045	$22.74
Exercised	(408)	$21.01
Forfeited	(442)	$21.66

Options outstanding at December 31, 2003	14,884	$20.68

Granted	8,170	$28.34
Exercised	(1,635)	$19.73
Forfeited	(1,059)	$26.07

Options outstanding at December 31, 2004	20,360	$23.55

Granted	6,815	$27.37
Exercised	(2,988)	$22.32
Forfeited	(1,928)	$27.83

Options outstanding at December 31, 2005	22,259	$24.52

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9. Stock Option Plan, continued

      The following table summarizes information about stock options outstanding at December 31, 2005:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)
$16.81 — $17.75	2,244	4.36	$16.92	2,244	$16.92
$17.88 — $21.38	2,056	2.23	$20.99	2,056	$20.99
$21.52	3,423	6.95	$21.52	3,423	$21.52
$21.59 — $24.15	2,334	6.17	$22.07	2,072	$21.92
$24.44 — $26.80	1,965	8.45	$26.14	1,023	$26.16
$27.00 — $27.38	240	8.17	$27.12	125	$27.15
$27.51	5,575	9.59	$27.51	—	$—
$28.98	4,422	8.19	$28.98	2,205	$28.98

	22,259	7.22	$24.52	13,148	$22.38

      The Company accounts for its stock options as required by APB Opinion No. 25, Accounting for Stock Issued to Employees, and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant.

     Notes Receivable from the Sale of Common Stock

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At December 31, 2005 and 2004, the Company had outstanding loans to officers of $3.9 million and $5.5 million, respectively. Officers with outstanding loans repaid principal of $1.6 million, $13.2 million, and $6.1 million, for the years ended December 31, 2005, 2004, and 2003, respectively. The Company recognized interest income from these loans of $0.2 million, $0.5 million, and $1.3 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Dividends and Distributions and Taxes

      For the years ended December 31, 2005, 2004, and 2003, the Company declared the following distributions:

	2005		2004		2003

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)
First quarter	$76,100	$0.57	$73,357	$0.57	$62,971	$0.57
Second quarter	76,229	0.57	73,465	0.57	64,503	0.57
Third quarter	78,834	0.58	74,010	0.57	68,685	0.57
Fourth quarter	79,247	0.58	75,833	0.57	71,679	0.57
Extra dividend	4,099	0.03	2,661	0.02	—	—

Total distributions to common shareholders	$314,509	$2.33	$299,326	$2.30	$267,838	$2.28

      For income tax purposes, distributions for 2005, 2004, and 2003, were composed of the following:

	2005		2004		2003

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

(in thousands, except per share amounts)
Ordinary income	$157,255	$1.17	$145,365	$1.12	$212,272	$1.81
Long-term capital gains	157,254	1.16	153,961	1.18	55,566	0.47

Total distributions to common shareholders(1)(2)(3)	$314,509	$2.33	$299,326	$2.30	$267,838	$2.28

(1)	For the years ended December 31, 2005, 2004 and 2003, ordinary income included dividend income of approximately $0.03 per share, $0.04 per share, and $0.05 per share, respectively, that qualified to be taxed at the 15% maximum capital gains rate. For the year ended December 31, 2005, capital gain income subject to the 25% rate on unrecognized Code section 1250 gains was $0.0097 per share.

(2)	For the year ended December 31, 2005, ordinary income that was classified as excess inclusion was $0.0063 per share.

(3)	For certain eligible corporate shareholders, the dividend received deduction for 2005, 2004 and 2003 was $0.034 per share, $0.038 per share, and $0.044 per share, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Dividends and Distributions and Taxes, continued

     The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2005, 2004, and 2003:

	2005	2004	2003

($ in thousands)	(ESTIMATED)(1)
Financial statement net increase in net assets resulting from operations	$872,814	$249,486	$192,011
Adjustments:
Net change in unrealized appreciation or depreciation	(462,092)	68,712	78,466
Amortization of discounts and fees	17,527	(5,420)	948
Interest- and dividend-related items	1,084	6,277	(2,400)
Employee compensation-related items	2,449	7,081	2,902
Net income (loss) from partnerships and limited liability companies(2)	24,753	8,646	(1,316)
Realized gains recognized (deferred) through installment treatment(3)	954	(33,733)	—
Net loss from consolidated SBIC subsidiary	(10,677)	15,223	—
Net (income) loss from consolidated taxable subsidiary, net of tax	(5,022)	(1,008)	3,864
Other, including excise tax	10,520	7,913	(8,160)

Taxable income	$452,310	$323,177	$266,315

(1)	The Company’s taxable income for 2005 is an estimate and will not be finally determined until the Company files its 2005 tax return in September 2006. Therefore, the final taxable income may be different than this estimate.

(2)	Includes taxable income passed through to the Company from Business Loan Express, LLC in excess of interest and related portfolio income from BLX included in the financial statements totaling $15.4 million, $10.0 million, and $3.4 million for the years ended December 31, 2005, 2004 and 2003, respectively. See Note 3 for additional related disclosure.

(3)	2004 includes the deferral of long-term capital gains through installment treatment related to the Company’s sale of its control equity investment in Hillman.

     Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income. Dividends declared and paid by the Company in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Dividends and Distributions and Taxes, continued

carried over into and distributed in the current year. For income tax purposes, distributions for 2005, 2004, and 2003, were made from taxable income as follows:

($ in thousands)	2005	2004	2003

	(ESTIMATED)(1)
Taxable income	$452,310	$323,177	$266,315
Taxable income earned in current year and carried forward for distribution in next year(2)	(163,810)	(26,009)	(2,158)
Taxable income earned in prior year and carried forward and distributed in current year	26,009	2,158	3,681

Total distributions to common shareholders	$314,509	$299,326	$267,838

(1)	The Company’s taxable income for 2005 is an estimate and will not be finally determined until the Company files its 2005 tax return in September 2006. Therefore, the final taxable income and the taxable income earned in 2005 and carried forward for distribution in 2006 may be different than this estimate.

(2)	Estimated taxable income for 2005 includes undistributed income of $163.8 million that is being carried over for distribution in 2006, which included approximately $72.4 million of ordinary income and $91.4 million of net long-term capital gains. Taxable income for 2004 included undistributed income of $26.0 million that was carried over for distribution in 2005, which included $5.6 million of ordinary income and $20.4 million of net long-term capital gains.

     The Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions for the year. The Company’s 2005 (estimated) and 2004 annual taxable income was in excess of its dividend distributions from such taxable income in 2005 and 2004, and accordingly, the Company accrued an excise tax of $6.2 million and $1.0 million, respectively, on the excess taxable income carried forward.

      The Company’s undistributed book earnings of $112.3 million as of December 31, 2005, resulted from undistributed ordinary income and long-term capital gains. The Company’s undistributed book earnings of $12.1 million as of December 31, 2004, primarily resulted from undistributed long-term capital gains. The difference between undistributed book earnings at the end of the year and taxable income carried over from the current year into the next year relates to a variety of timing and permanent differences in the recognition of income and expenses for book and tax purposes as discussed above.

      At December 31, 2005 and 2004, the aggregate gross unrealized appreciation of the Company’s investments above cost for federal income tax purposes was $781.2 million (estimated) and $323.3 million, respectively. At December 31, 2005 and 2004, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $304.2 million (estimated) and $265.0 million, respectively. The aggregate net unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $477.0 million (estimated) and $58.3 million at December 31, 2005 and 2004, respectively. At December 31, 2005 and 2004, the aggregate cost of securities, for federal income tax purposes was $3.1 billion (estimated) and $3.0 billion, respectively.

      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. For the years ended December 31, 2005, 2004, and 2003, AC Corp’s income tax expense (benefit) was $5.3 million, $1.0 million, and ($2.5) million, respectively. For the years ended December 31, 2005, 2004, and 2003, paid in capital was increased for the tax benefit of amounts deducted for tax

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 10. Dividends and Distributions and Taxes, continued

purposes but not for financial reporting purposes primarily related to stock-based compensation by $3.7 million, $3.8 million, and $0.3 million, respectively.

      The net deferred tax asset at December 31, 2005, was $4.1 million, consisting of deferred tax assets of $8.9 million and deferred tax liabilities of $4.8 million. The net deferred tax asset at December 31, 2004, was $6.1 million, consisting of deferred tax assets of $10.0 million and deferred tax liabilities of $3.9 million. Deferred tax assets primarily relate to loss carry forwards and deferred compensation. Deferred tax liabilities primarily relate to depreciation. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at December 31, 2005, 2004, or 2003.

Note 11. Cash

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      At December 31, 2005 and 2004, cash consisted of the following:

	2005	2004
($ in thousands)
Cash	$33,436	$57,576
Less escrows held	(2,073)	(416)

Total cash	$31,363	$57,160

Note 12. Supplemental Disclosure of Cash Flow Information

      The Company paid interest of $75.2 million, $74.6 million, and $73.8 million, for the years ended December 31, 2005, 2004, and 2003, respectively.

      Principal collections related to investment repayments or sales include the collection of discounts previously amortized into interest income and added to the cost basis of a loan or debt security totaling $8.4 million, $11.4 million, and $17.6 million, for the years ended December 31, 2005, 2004, and 2003, respectively.

      Non-cash operating activities for the year ended December 31, 2005, included the following:

•	the exchange of existing subordinated debt securities and accrued interest of BLX with a cost basis of $44.8 million for additional Class B equity interests (see Note 3);

•	the exchange of debt securities and accrued interest of Coverall North America, Inc. with a cost basis of $24.2 million for new debt securities and warrants with a total cost basis of $26.8 million;

•	the exchange of debt securities of Garden Ridge Corporation with a cost basis of $25.0 million for a new loan with a cost basis of $22.5 million; and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Supplemental Disclosure of Cash Flow Information, continued

•	the contribution to capital of existing debt securities of GAC Investments, Inc. (“GAC”) with a cost basis of $11.0 million, resulting in a decrease in the Company’s debt cost basis and an increase in the Company’s common stock cost basis in GAC. During the third quarter of 2005, GAC changed its name to Triview Investments, Inc.

      Non-cash operating activities for the year ended December 31, 2004, included the following:

•	notes or other securities received as consideration from the sale of investments of $56.6 million. The notes received for the year ended December 31, 2004, included a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced its investment, and no gain or loss resulted from the transaction;

•	an exchange of $93.7 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage;

•	an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation;

•	an exchange of existing debt securities with a cost basis of $13.1 million for new debt of $11.3 million with the remaining cost basis attributed to equity in Fairchild Industrial Products Company;

•	an exchange of existing loans with a cost basis of $11.1 million for a new loan and equity in Gordian Group, Inc.;

•	the repayment in kind of $12.7 million of existing debt in American Healthcare Services, Inc. with $10.0 million of debt in MedBridge Healthcare, LLC and $2.7 million of debt and equity from other companies;

•	an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC;

•	GAC acquired certain assets of Galaxy out of bankruptcy during the third quarter of 2004. The Company exchanged its $50.7 million outstanding debt in Galaxy for debt and equity in GAC to facilitate the asset acquisition; and

•	$25.5 million of CMBS bonds and LLC interests received from the securitization of commercial mortgage loans.

      Non-cash operating activities for the year ended December 31, 2003, included transfers of commercial mortgage loans and real estate owned in the repayment of the Company’s residual interest totaling $69.3 million, real estate owned received in connection with foreclosure on commercial mortgage loans of $9.1 million, receipt of commercial mortgage loans in satisfaction of private finance loans and debt securities of $9.1 million, and receipt of a note as consideration from the sale of real estate owned of $3.0 million.

      Non-cash financing activities included dividend reinvestment totaling $9.3 million, $5.8 million, and $6.6 million, for the years ended December 31, 2005, 2004, and 2003, respectively. In addition,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 12. Supplemental Disclosure of Cash Flow Information, continued

the non-cash financing activities included the issuance of $7.2 million of the Company’s common stock as consideration for an additional investment in Mercury Air Centers, Inc. for the year ended December 31, 2005, the issuance of $3.2 million of the Company’s common stock as consideration for an investment in Legacy Partners Group, LLC for the year ended December 31, 2004, and the issuance of $0.9 million of the Company’s common stock as consideration for an investment in Callidus Capital Corporation for the year ended December 31, 2003.

Note 13. Hedging Activities

      The Company has invested in commercial mortgage loans and CMBS and CDO bonds that were purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the commercial mortgage loans and CMBS and CDO bonds. These transactions, referred to as short sales, involve the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value, including accrued interest payable on the obligations, as of December 31, 2005 and 2004, consisted of the following:

($ in thousands)
Description of Issue	2005	2004

5-year Treasury securities, due December 2009	$—	$533
5-year Treasury securities, due April 2010	17,666	—
10-year Treasury securities, due February 2013	—	3,908
10-year Treasury securities, due February 2014	—	4,709
10-year Treasury securities, due August 2014	—	14,743
10-year Treasury securities, due November 2014	—	14,333

Total	$17,666	$38,226

      As of December 31, 2005 and 2004, the total obligations to replenish borrowed Treasury securities had decreased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $0.4 million and $0.3 million, respectively.

      The net proceeds related to the sales of the borrowed Treasury securities were $17.9 million and $38.5 million at December 31, 2005 and 2004, respectively. Under the terms of the transactions, the Company had received cash payments of $0.2 million and $0.3 million at December 31, 2005 and 2004, respectively, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities.

      The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of December 31, 2005, the repurchase agreements were due on January 6, 2006, and had a weighted average interest rate of 3.3%. The weighted average interest rate on the repurchase agreements as of December 31, 2004, was 1.3%.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14. Financial Highlights

	At and for the Years
	Ended December 31,

	2005	2004	2003

Per Common Share Data(1)
Net asset value, beginning of year	$14.87	$14.94	$14.22

Net investment income(1)	1.00	1.52	1.65
Net realized gains(1)(2)	1.99	0.88	0.63

Net investment income plus net realized gains(1)	2.99	2.40	2.28
Net change in unrealized appreciation or depreciation(1)(2)	3.37	(0.52)	(0.66)

Net increase in net assets resulting from operations (1)	6.36	1.88	1.62

Net decrease in net assets from shareholder distributions	(2.33)	(2.30)	(2.28)
Net increase in net assets from capital share transactions(1)	0.27	0.35	1.38

Net asset value, end of year	$19.17	$14.87	$14.94

Market value, end of year	$29.37	$25.84	$27.88
Total return(3)	23.5%	1.1%	40.5%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$2,620,546	$1,979,778	$1,914,577
Common shares outstanding at end of year	136,697	133,099	128,118
Diluted weighted average common shares outstanding	137,274	132,458	118,351
Employee and administrative expenses/average net assets	6.58%	4.65%	3.50%
Total operating expenses/average net assets	9.99%	8.53%	8.06%
Net investment income/average net assets	6.08%	10.45%	11.51%
Net increase in net assets resulting from operations/ average net assets	38.68%	12.97%	11.33%
Portfolio turnover rate	47.72%	32.97%	31.12%
Average debt outstanding	$1,087,118	$985,616	$943,507
Average debt per share(1)	$7.92	$7.44	$7.97

(1)	Based on diluted weighted average number of common shares outstanding for the year.

(2)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

(3)	Total return assumes the reinvestment of all dividends paid for the periods presented.

Note 15. Selected Quarterly Data (Unaudited)

	2005

($ in thousands, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$94,919	$86,207	$94,857	$98,169
Net investment income	$38,752	$15,267	$46,134	$37,073
Net increase in net assets resulting from operations	$119,621	$311,885	$113,168	$328,140
Basic earnings per common share	$0.90	$2.33	$0.84	$2.40
Diluted earnings per common share	$0.88	$2.29	$0.82	$2.36

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 15. Selected Quarterly Data (Unaudited), continued

	2004

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$81,765	$87,500	$96,863	$100,962
Net investment income	$44,545	$48,990	$52,745	$54,678
Net increase in net assets resulting from operations	$20,308	$95,342	$85,999	$47,837
Basic earnings per common share	$0.16	$0.74	$0.67	$0.36
Diluted earnings per common share	$0.15	$0.73	$0.66	$0.35

Note 16. Litigation

      On June 23, 2004, the Company was notified by the SEC that the SEC is conducting an informal investigation of the Company. On December 22, 2004, the Company received letters from the U.S. Attorney for the District of Columbia requesting the preservation and production of information regarding the Company and Business Loan Express, LLC in connection with a criminal investigation. Based on the information available to the Company at this time, the inquiries appear to primarily pertain to matters related to portfolio valuation and the Company’s portfolio company, Business Loan Express, LLC. To date, the Company has produced materials in response to requests from both the SEC and the U.S. Attorney’s office, and certain current and former employees have provided testimony and have been interviewed by the staff of the SEC and the U.S. Attorney’s Office. The Company is voluntarily cooperating with these investigations.

      In addition, the Company is party to certain lawsuits in the normal course of business.

      While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that the outcome of these proceedings will have a material effect upon the Company’s financial condition or results of operations.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Allied Capital Corporation:

      Under date of March 9, 2006, we reported on the consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2005 and 2004, including the consolidated statement of investments as of December 31, 2005, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 14), for each of the years in the three-year period ended December 31, 2005, which are included in the registration statement on Form N-2. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedule as of and for the year ended December 31, 2005. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on this financial statement schedule based on our audits.

      In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects the information set forth therein.

Washington, D.C.

March 9, 2006

Schedule 12-14

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2004	Gross	Gross	December 31, 2005
(in thousands)	Investment(1)	to Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Companies More Than 25% Owned

Acme Paging, L.P.	Senior Loan(5)			$—	$—	$—	$—
(Telecommunications)	Subordinated Debt(5)			—	—	—	—
	Equity Interests			1,230	—	(1,230)	—
	Common Stock			—	—	—	—

Advantage Sales &	Subordinated Debt	$7,205		59,729	58	—	59,787
Marketing, Inc.	Subordinated Debt	23,647		125,498	3,361	(4,859)	124,000
(Business Services)	Common Stock			97,724	378,854	—	476,578

Alaris Consulting, LLC	Senior Loan(5)	(64)		4,663	3,530	(8,193)	—
(Business Services)	Equity Interests			—	140	(140)	—

American Healthcare Services, Inc. and Affiliates	Senior Loan(5)	(1)	$1	4,225	123	(251)	4,097
(Healthcare Services)

Avborne, Inc.	Subordinated Debt	(78)		1,092	—	(1,092)	—
(Business Services)	Preferred Stock			7,320	7,052	(13,480)	892
	Common Stock			—	—	—	—

Avborne Heavy Maintenance, Inc.	Preferred Stock			—	2,401	(2,401)	—
(Business Services)	Common Stock			—	—	—	—

Business Loan Express, LLC	Subordinated Debt	15		—	10,000	—	10,000
(Financial Services)	Subordinated Debt	1		44,615	160	(44,775)	—
	Class A Equity Interests	14,282		53,862	6,831	—	60,693
	Class B Equity Interests *	13,999		98,741	48,169	—	146,910
	Class C Equity Interests			137,988	1,533	—	139,521

Callidus Capital Corporation	Senior Loan	1,996		42,213	138,300	(180,513)	—
(Financial Services)	Senior Loan	113		66	3,201	(2,667)	600
	Subordinated Debt	819		4,051	781	—	4,832
	Common Stock			3,600	4,368	—	7,968

Diversified Group	Preferred Stock			—	728	—	728
Administrators, Inc.	Preferred Stock			—	841	—	841
(Business Services)	Common Stock			—	502	—	502

Fairchild Industrial Products Company	Senior Loan	316		7,038	—	(7,038)	—
(Industrial Products)	Subordinated Debt	255		3,833	—	(3,833)	—
	Common Stock			2,123	—	(2,123)	—

Financial Pacific Company	Subordinated Debt	12,168		68,473	1,431	—	69,904
(Financial Services)	Preferred Stock			10,448	2,668	—	13,116
	Common Stock			14,819	29,361	—	44,180

ForeSite Towers, LLC	Equity Interests*	2,450		21,511	3,574	(15,335)	9,750
(Tower Leasing)

Global Communications, LLC	Senior Loan(5)	361		13,990	2,320	(353)	15,957
(Business Services)	Subordinated Debt(5)	472		10,472	726	—	11,198
	Preferred Equity
	Interest			14,609	—	(10,306)	4,303
	Options			2,161	—	(2,161)	—

Gordian Group, Inc.	Senior Loan(5)	(3)		7,381	2,000	(5,220)	4,161
(Business Services)	Common Stock			—	722	(722)	—

HealthASPex, Inc.	Preferred Stock			700	—	(700)	—
(Business Services)	Preferred Stock			1,753	—	(1,753)	—
	Common Stock			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2004	Gross	Gross	December 31, 2005
(in thousands)	Investment(1)	to Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Healthy Pet Corp.	Senior Loan	$96		$—	$4,100	$(14)	$4,086
(Consumer Services)	Subordinated Debt	1,964		—	38,535	—	38,535
	Common Stock			—	25,766	—	25,766

HMT, Inc.	Subordinated Debt	531		9,314	686	(10,000)	—
(Energy Services)	Preferred Stock			2,537	149	(49)	2,637
	Common Stock			3,610	1,733	—	5,343
	Warrants			1,390	667	—	2,057

Housecall Medical Resources, Inc.	Subordinated Debt	1,463		15,610	326	(15,936)	—
(Healthcare Services)	Common Stock			31,898	—	(31,898)	—

Impact Innovations Group, LLC	Equity Interests in
(Business Services)	Affiliate			772	—	(30)	742

Insight Pharmaceuticals Corporation	Senior Loan	3,917		66,115	355	(66,470)	—
(Consumer Products)	Subordinated Debt	7,156		57,213	58,876	(57,791)	58,298
	Preferred Stock			25,000	1,791	—	26,791
	Common Stock			6,325	—	(6,089)	236

Jakel, Inc.	Subordinated Debt(5)			13,742	—	(13,742)	—
(Industrial Products)	Preferred Stock			836	—	(836)	—
	Common Stock			—	—	—	—

Legacy Partners Group, LLC	Senior Loan (5)			6,647	1,000	(2,618)	5,029
(Financial Services)	Subordinated Debt(5)			1,896	—	(1,896)	—
	Equity Interests			—	1,500	(1,500)	—

Litterer Beteiligungs-GmbH	Subordinated Debt	42		715	—	(94)	621
(Business Services)	Equity Interest			2,596	54	(424)	2,226

Maui Body Works, Inc.	Common Stock			1,080	155	(1,235)	—
(Healthcare Services)

Mercury Air Centers, Inc.	Senior Loan	2,383		20,000	11,720	—	31,720
(Business Services)	Subordinated Debt	6,374		34,613	12,011	(105)	46,519
	Common Stock			31,214	57,684	—	88,898

MVL Group, Inc.	Senior Loan	2,954		15,080	13,892	(1,754)	27,218
(Business Services)	Subordinated Debt	4,050		18,102	14,315	—	32,417
	Common Stock			9,800	—	(6,589)	3,211

Pennsylvania Avenue Investors, L.P.	Equity Interests			792	1,549	(477)	1,864
(Private Equity Fund)

Powell Plant Farms, Inc.	Senior Loan	4,442		23,192	8,850	(8,250)	23,792
(Consumer Products)	Subordinated Debt(5)			10,588	—	(3,224)	7,364
	Preferred Stock			—	—	—	—
	Warrants			—	—	—	—

Redox Brands, Inc.	Subordinated Debt	168		3,325	60	(3,385)	—
(Consumer Products)	Subordinated Debt	528		10,672	570	(11,242)	—
	Preferred Stock			11,664	433	—	12,097
	Warrants			584	—	(84)	500

Service Champ, Inc.	Subordinated Debt	2,956		—	26,906	—	26,906
(Business Services)	Common Stock			—	13,662	(343)	13,319

Staffing Partners Holding	Subordinated Debt(5)		$741	7,084	—	(741)	6,343
Company, Inc.	Preferred Stock			1,961	—	(149)	1,812
(Business Services)	Common Stock			—	—	—	—
	Warrants			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2004	Gross	Gross	December 31, 2005
(in thousands)	Investment(1)	to Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Startec Global
Communications	Senior Loan	$2,080		$16,521	$8,800	$(3,636)	$21,685
Corporation	Common Stock			7,800	—	(7,800)	—
(Telecommunications)

STS Operating, Inc.	Subordinated Debt	1,365		6,276	8,662	(8,345)	6,593
(Industrial Products)	Common Stock			9,632	55,331	—	64,963
	Options			—	560	—	560

Triview Investments, Inc.	Senior Loan	20		—	7,749	—	7,449
(Broadcasting & Cable/	Subordinated Debt	2,008		—	30,845	—	30,845
Consumer Products)	Subordinated Debt(5)			7,517	23,003	(11,000)	19,520
	Common Stock			—	50,766	(21,595)	29,171

Total companies more than 25% owned		$122,450					$1,887,651

Companies 5% to 25% Owned

Air Evac Lifeteam	Subordinated Debt	$5,647		$39,964	$2,303	$—	$42,267
(Healthcare Services)	Equity Interests			1,092	2,933	—	4,025

Aspen Pet Products, Inc.	Subordinated Debt	3,789		18,784	1,175	—	19,959
(Consumer Products)	Preferred Stock			897	741	—	1,638
	Common Stock			—	17	—	17
	Warrants			—	—	—	—

Becker Underwood, Inc.	Subordinated Debt	3,468		22,939	604	—	23,543
(Industrial Products)	Common Stock			5,000	812	(3,612)	2,200

The Debt Exchange Inc.	Preferred Stock			1,457	1,762	—	3,219
(Business Services)

MasterPlan, Inc.	Subordinated Debt	48		1,204	—	(1,204)	—
(Business Services)	Common Stock			3,300	—	(3,300)	—

MedBridge Healthcare, LLC	Senior Loan	200		7,000	93	—	7,093
(Healthcare Services)	Subordinated Debt(5)	225		4,311	499	(4,276)	534
	Convertible
	Subordinated Debt(5)	(1)	$30	678	—	(678)	—
	Equity Interests			—	800	(800)	—

MortgageRamp, Inc.	Common Stock			903	—	(903)	—
(Business Services)

Nexcel Synthetics, LLC	Subordinated Debt	1,554		10,211	377	—	10,588
(Consumer Products)	Equity Interests			687	693	(13)	1,367

Packaging Advantage
Corporation	Subordinated Debt	808		14,731	2,480	(17,211)	—
(Business Services)	Common Stock			1,479	—	(1,479)	—
	Warrants			597	23	(620)	—

Pres Air Trol LLC	Unitranche Debt	762		6,021	11	(212)	5,820
(Industrial Products)	Equity Interests			900	34	(616)	318

Progressive International
Corporation	Subordinated Debt	1,202		7,221	155	—	7,376
(Consumer Products)	Preferred Stock			586	298	—	884
	Common Stock			13	—	—	13
	Warrants			—	—	—	—

See related footnotes at the end of this schedule.

		Amount of Interest or
		Dividends
PRIVATE FINANCE
Portfolio Company		Credited		December 31, 2004	Gross	Gross	December 31, 2005
(in thousands)	Investment(1)	to Income(7)	Other(2)	Value	Additions(3)	Reductions(4)	Value

Soteria Imaging Services, LLC	Subordinated Debt	$1,467		8,340	$5,107	$—	$13,447
(Healthcare Services)	Equity Interests			2,114	194	—	2,308

Universal Environmental
Services, LLC	Unitranche Debt	1,875		12,099	13	(1,250)	10,862
(Business Services)	Equity Interests			1,864	328	(864)	1,328

Total companies 5% to 25% owned							$158,806

Companies less than 5% owned(6)

Border Foods, Inc.	Subordinated Debt(5)	880		12,510	211	(12,721)	—
(Consumer Products)	Preferred Stock			2,000	893	(2,893)	—
	Common Stock			—	—	—	—
	Warrants			—	245	(245)	—

Total		$21,924

This schedule should be read in conjunction with the Company’s consolidated financial statements as of and for the year ended December 31, 2005, including the consolidated statement of investments and Note 3 to the consolidated financial statements. Note 3 includes additional information regarding activities in the private finance portfolio for the year ended December 31, 2005.

(1)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common stock and preferred stock is shown in the consolidated statement of investments as of December 31, 2005.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Loan or debt security is on non-accrual status at December 31, 2005, and is therefore considered non-income producing. Loans or debt securities on non-accrual status at the end of the year may or may not have been on non-accrual status for the full year ended December 31, 2005.

(6)	Data is included for these companies less than 5% owned at December 31, 2005, as these companies were included in the companies 5% to 25% owned category during the past year, however, due to changes in affiliation status were classified in the less than 5% owned category at December 31, 2005.

(7)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

*	All or a portion of the dividend income on this investment was or will be paid in the form of additional securities. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.

3,325,000 Shares
Common Stock

Prospectus Supplement
March 5, 2007

Deutsche Bank Securities